UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22311

Schwab Strategic Trust – Schwab U.S. REIT ETF and Schwab Fundamental Index ETFs

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Jonathan de St. Paer

Schwab Strategic Trust – Schwab U.S. REIT ETF and Schwab Fundamental Index ETFs

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2022

Item 1: Report(s) to Shareholders.

Annual Report  |  February 28, 2022
Schwab U.S. REIT ETF

                  Ticker Symbol  SCHH

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset ManagementTM
Distributor: SEI Investments Distribution Co. (SIDCO)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the Portfolio Holdings are sub-categories of Sector classifications.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.
Total Returns for the 12 Months Ended February 28, 2022
Schwab U.S. REIT ETF (Ticker Symbol: SCHH)
Market Price Return[1]	21.53%
NAV Return[1]	21.56%
Dow Jones Equity All REIT Capped Index	21.63%
ETF Category: Morningstar Real Estate[2]	20.02%
Performance Details	pages 7-9
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Small-company stocks are subject to greater volatility than many other asset classes.
The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones Equity All REIT Capped Index (the Index) is a product of S&P Dow Jones Indices LLC, and the trademark and Index have been licensed for use by Charles Schwab Investment Management, Inc. The Schwab U.S. REIT ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
[1]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
From the President

Jonathan de St. Paer
President of Schwab Asset
Management and the fund
covered in this report.
Dear Shareholder,
Before Russia’s invasion of Ukraine in late February 2022, financial markets were largely preoccupied with the prospects of continued economic growth in the face of multiple challenges related to the ongoing COVID-19 pandemic. Concerns included rising energy and commodity inflation, global supply-chain disruptions, and the increasing likelihood that the U.S. Federal Reserve (Fed) would raise short-term interest rates. Despite these obstacles, the S&P 500® Index, a bellwether for the overall U.S. stock market, gained more than 20% between March and December 2021, bolstered by strong corporate earnings, robust consumer spending, and improving labor statistics. However, investor sentiment turned dramatically risk averse as tensions between Russia and Ukraine began escalating in 2022. Stock markets dipped sharply in January and February, with the S&P 500® Index losing roughly half of its previous gains. The real estate sector generated positive returns over the reporting period, with U.S. real estate investment trusts (REITs) outperforming the broader U.S. equity market led by strong returns from industrial and residential REITs. For the 12-month reporting period ended February 28, 2022, the S&P 500® Index returned 16.4%, while the Dow Jones Equity All REIT Capped Index, representing U.S. REITs, returned 21.6%.
While the tumultuous events beginning at the end of February have clearly unsettled markets and shaken investor confidence, at Schwab Asset Management we believe that when it comes to their investment plan, investors would do well to avoid getting caught up in dramatic events as they unfold. Although markets may react abruptly in the short term, we believe that wealth creation is most reliably built on a foundation of diversification and a long-term investment plan. Since real estate securities tend to be influenced by a different combination of factors than other stocks and bonds, the Schwab U.S. REIT ETF may add another layer of diversification when combined with more traditional asset classes in a portfolio. The fund offers convenient, low-cost access to U.S. REITs.
Thank you for investing with Schwab Asset Management. For more information about the Schwab U.S. REIT ETF, please continue reading this report. In addition, you can find further details about this fund by visiting our website at www.schwabassetmanagement.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ The real estate sector generated positive returns over the reporting period, with U.S. real estate investment trusts (REITs) outperforming the broader U.S. equity market led by strong returns from industrial and residential REITs.”
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
Schwab Asset Management is the dba name for Charles Schwab Investment Management, Inc., the investment adviser for Schwab Funds and Schwab ETFs.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
The Investment Environment

For the 12-month reporting period ended February 28, 2022, U.S. equity markets generated positive returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer and the Omicron variant late in 2021, market tailwinds included strong corporate earnings, ongoing, albeit fading, fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. As a result, for most of the reporting period, through early January 2022, U.S. equity markets posted steady gains, with several key market indices repeatedly exceeding previous record highs. However, beginning in early 2022, equity markets declined in reaction to growing headwinds that included accelerating inflation, an increasing likelihood of rising interest rates, and, in the final week of the reporting period, Russia’s invasion of Ukraine, which drove oil prices above $100 per barrel for the first time since 2014 and roiled stock markets around the world. For the reporting period, the Dow Jones Equity All REIT Capped Index, which represents U.S. real estate investment trusts (REITs), returned 21.63% and the FTSE EPRA Nareit Global Index (Net)*, which represents general trends in eligible real estate securities worldwide, returned 9.78%. During the same period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 16.39%.
After falling under severe pressure early in the COVID-19 pandemic as demand fell and funding waned, U.S. REITs continued their strong performance over much of the reporting period. During the reporting period, the Dow Jones Equity All REIT Capped Index exceeded the return of the broader U.S. equity market, hitting a record high in early January 2022 before falling back in the first two months of 2022 on the growing likelihood of rising interest rates and inflation concerns. Among REIT sub-industries in the Dow Jones Equity All REIT Capped Index, all but one posted positive returns and all but two posted double-digit returns for the reporting period. The strongest performers were the industrial and residential REITs sub-industries, both up on strong demand and limited supply. The only sub-industry to post a negative return for the reporting period was the hotels & resort REITs sub-industry, which continued to suffer amid ongoing COVID-19 pandemic-driven constraints in leisure and business travel.
Asset Class Performance Comparison % returns during the 12 months ended February 28, 2022

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
The Investment Environment (continued)

The U.S. economy continued its recovery from the dramatic impact of the COVID-19 pandemic, although U.S. gross domestic product (GDP) growth fluctuated over the reporting period. GDP rose at an annualized rate of 6.3% and 6.7% in the first and second quarters of 2021, respectively, before falling back to 2.3% for the third quarter of 2021 amid fading government stimuli, ongoing supply chain disruptions, and persisting inflation. GDP rose at an annualized rate of 6.9% in the fourth quarter of 2021 on increasing inventories, exports, and personal consumption expenditures. The unemployment rate, which has fallen steadily after skyrocketing in April 2020, ended the reporting period at its lowest level since February 2020. Annual inflation, which had remained well below the U.S. Federal Reserve’s (Fed) traditional 2% target until it jumped in March 2021, continued to rise during the spring of 2021, leveled off during the summer of 2021, and rose again through the remainder of the reporting period. At the end of the reporting period, inflation was at its highest rate in 40 years, due to imbalances in the labor market, supply chain bottlenecks, and soaring energy costs.
Monetary policies around the world varied. In the United States, early in the reporting period, the Fed reiterated several times its intention to continue its support of the economy for as long as needed to achieve a full recovery and the Fed maintained the federal funds rate in a range of 0.00% to 0.25% throughout the reporting period. However, as inflation continued to rise and indicators of economic activity and employment continued to strengthen, the Fed began scaling back its bond-buying program in November 2021, citing significant progress on its twin goals of maximum employment and price stability. The Fed subsequently accelerated its wind-down in December 2021, with expectations to end it altogether by March 2022. Fed officials also issued successively strong signals that interest rates could begin to rise sooner in 2022 than previously anticipated.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Fund Management

Christopher Bliss, CFA, Managing Director and Head of Passive Equity Strategies for Schwab Asset Management, is responsible for overseeing the investment process, portfolio management and implementation, and development of investment strategies for passive equity Schwab Funds and Schwab ETFs. Before joining Schwab in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a managing director and the head of the Americas institutional index team. In this role, Mr. Bliss was responsible for overseeing a team of portfolio managers managing domestic, developed international and emerging markets index strategies. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Jeremy Brown, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining Schwab in 2017, Mr. Brown spent six years with ALPS Advisors, Inc. in Denver, most recently as a senior analyst on the ETF portfolio management and research team where he performed portfolio management, trading, and analytics/research functions for ALPS ETFs and passive funds. Additionally, Mr. Brown led a number of investment research, commentary, industry trend analysis, and sales and marketing support initiatives.

Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining Schwab in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors) where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

Sabya Sinha, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining Schwab in 2015, Mr. Sinha spent a year at F-Squared Investments on the product development and analytics team. Prior to F-Squared, he worked at IndexIQ Advisors as a senior index portfolio manager for three years and for Bank of America’s Columbia Management subsidiary as a portfolio manager for three years. Mr. Sinha also spent time as a software consultant at DPM Mellon, LLC and an equity trader at Jane Street Capital.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF as of February 28, 2022

The Schwab U.S. REIT ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of an index composed of U.S. real estate investment trusts (REITs) classified as equities. To pursue its goal, the fund generally invests in securities that are included in the Dow Jones Equity All REIT Capped Index (the index). The index is a float-adjusted market capitalization weighted index that is subject to capping constraints at each quarterly rebalancing. The index generally includes all publicly traded equity REITs with a minimum float-adjusted market capitalization of $200 million and a three-month median daily value traded of at least $5 million. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended February 28, 2022, U.S. equity markets generated positive returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer and the Omicron variant late in 2021, market tailwinds included strong corporate earnings, ongoing, albeit fading, fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. As a result, for most of the reporting period, through early January 2022, U.S. equity markets posted steady gains, with several key market indices repeatedly exceeding previous record highs. However, beginning in early 2022, equity markets declined in reaction to growing headwinds that included accelerating inflation, an increasing likelihood of rising interest rates, and, in the final week of the reporting period, Russia’s invasion of Ukraine, which drove oil prices above $100 per barrel for the first time since 2014 and roiled stock markets around the world. After falling under severe pressure early in the COVID-19 pandemic as demand fell and funding waned, U.S. REITs continued their strong performance over much of the reporting period. During the reporting period, U.S. REITs exceeded the return of the broader U.S. equity market, hitting a record high in early January 2022 before falling back in the first two months of 2022 on the growing likelihood of rising interest rates and inflation concerns.
Performance. For the 12-month reporting period ended February 28, 2022, the fund’s market price return was 21.53% and its NAV return was 21.56% (for an explanation of the market price and NAV returns, please refer to footnote 3 on the following page.) The index returned 21.63% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. The hotel & resort REITs sub-industry was the only sub-industry that detracted from the total return of the fund over the reporting period. Hotel & resort REITs represented an average weight of approximately 3% of the fund’s investments and returned approximately -2% for the reporting period. One example from this sub-industry is Park Hotels & Resorts, Inc. which owns and operates hotels. The fund’s holdings of Park Hotels & Resorts, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately -13% for the reporting period.
While there were no additional sectors that detracted from the total return of the fund, the security & alarm services sub-industry was the smallest contributor to the total return of the fund, representing an average weight of less than 1% of the fund’s investments and returning approximately 28% for the reporting period.
The specialized REITs sub-industry contributed the most to the total return of the fund over the reporting period. Specialized REITs represented an average weight of approximately 39% of the fund’s investments and returned approximately 19% for the reporting period. One example from this sub-industry is Public Storage which acquires, develops, owns, and operates self-storage facilities in the United States. The fund’s holdings of Public Storage represented an average weight of approximately 3% of the fund’s investments and returned approximately 56% for the reporting period.
The residential REITs sub-industry also contributed to the total return of the fund, representing an average weight of approximately 15% of the fund’s investments and returning approximately 37% for the reporting period.
Management views and portfolio holdings may have changed since the report date.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Performance and Fund Facts as of February 28, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (February 29, 2012 – February 28, 2022)1,2

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab U.S. REIT ETF (1/13/11)
Market Price Return[3]	21.53%	4.82%	7.87%
NAV Return[3]	21.56%	4.81%	7.89%
Dow Jones Equity All REIT Capped Index[2]	21.63%	N/A	N/A
REIT Spliced Index	21.63%	4.85%	7.98%
Dow Jones U.S. Select REIT IndexTM	25.25%	6.87%	9.01%
ETF Category: Morningstar Real Estate[4]	20.02%	7.56%	9.04%
Fund Expense Ratio[5]: 0.07%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Small-company stocks may be subject to greater volatility than many other asset classes.
The fund is subject to risks associated with the direct ownership of real estate securities, and an investment in the fund will be closely linked to the performance of the real estate markets.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones Equity All REIT Capped Index (the Index) is a product of S&P Dow Jones Indices LLC, and the trademark and Index have been licensed for use by Charles Schwab Investment Management, Inc. The Schwab U.S. REIT ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	The inception date of the Dow Jones Equity All REIT Capped Index is April 13, 2020. The fund began tracking the index on June 22, 2020.
[3]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Performance and Fund Facts as of February 28, 2022 (continued)

Statistics1
Number of Holdings	138
Weighted Average Market Cap (millions)	$38,535
Price/Earnings Ratio (P/E)	35.8
Price/Book Ratio (P/B)	2.9
Portfolio Turnover Rate	5% [2]
Industry Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Industry Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2021 and held through February 28, 2022.
Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for the fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED) [1]	BEGINNING ACCOUNT VALUE AT 9/1/21	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 2/28/22	EXPENSES PAID DURING PERIOD 9/1/21-2/28/22[2]
Schwab U.S. REIT ETF
Actual Return	0.07%	$1,000.00	$ 965.60	$0.34
Hypothetical 5% Return	0.07%	$1,000.00	$1,024.45	$0.35

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Financial Statements
FINANCIAL HIGHLIGHTS
	3/1/21– 2/28/22	3/1/20– 2/28/21	3/1/19– 2/29/20	3/1/18– 2/28/19	3/1/17– 2/28/18
Per-Share Data
Net asset value at beginning of period	$38.96	$42.29	$43.29	$37.08	$42.08
Income (loss) from investment operations:
Net investment income (loss)[1]	0.85	0.84	1.32	1.29	1.20
Net realized and unrealized gains (losses)	7.57	(3.08)	(1.00)	6.33	(5.28)
Total from investment operations	8.42	(2.24)	0.32	7.62	(4.08)
Less distributions:
Distributions from net investment income	(0.79)	(1.09)	(1.32)	(1.41)	(0.92)
Net asset value at end of period	$46.59	$38.96	$42.29	$43.29	$37.08
Total return	21.56%	(4.98%)	0.59%	20.85%	(9.91%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.07%	0.07%	0.07%	0.07%	0.07%
Net investment income (loss)	1.81%	2.33%	2.88%	3.17%	2.93%
Portfolio turnover rate[2]	5%	59%	6%	7%	8%
Net assets, end of period (x 1,000)	$6,648,475	$4,891,906	$5,717,395	$5,127,268	$3,691,377

[1]	Calculated based on the average shares outstanding during the period.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
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Schwab U.S. REIT ETF  |  Annual Report
See financial notes

Schwab U.S. REIT ETF
Portfolio Holdings  as of February 28, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.7% OF NET ASSETS

Diversified REITs 3.2%
Alexander & Baldwin, Inc.	338,405	7,590,424
American Assets Trust, Inc.	246,024	8,994,637
Broadstone Net Lease, Inc.	754,082	16,333,416
DigitalBridge Group, Inc. *	2,401,017	17,407,373
Empire State Realty Trust, Inc., Class A	659,985	6,243,458
Essential Properties Realty Trust, Inc.	568,727	14,377,419
Global Net Lease, Inc.	484,007	6,877,739
iStar, Inc.	324,292	8,146,215
PS Business Parks, Inc.	93,964	14,967,526
STORE Capital Corp.	1,147,323	35,245,763
Washington Real Estate Investment Trust	395,613	9,241,520
WP Carey, Inc.	870,856	67,404,254
		212,829,744

Health Care REITs 8.3%
CareTrust REIT, Inc.	454,231	7,949,042
Community Healthcare Trust, Inc.	109,426	4,563,064
Diversified Healthcare Trust	1,117,843	3,219,388
Global Medical REIT, Inc.	282,184	4,430,289
Healthcare Realty Trust, Inc.	689,315	17,977,335
Healthcare Trust of America, Inc., Class A	1,032,470	30,344,293
Healthpeak Properties, Inc.	2,519,873	78,267,255
LTC Properties, Inc.	183,814	6,218,428
Medical Properties Trust, Inc.	2,787,667	56,701,147
National Health Investors, Inc.	214,174	11,417,616
Omega Healthcare Investors, Inc.	1,117,352	31,475,806
Physicians Realty Trust	1,030,420	16,754,629
Sabra Health Care REIT, Inc.	1,069,967	14,369,657
Ventas, Inc.	1,865,972	100,762,488
Welltower, Inc.	2,034,738	169,473,328
		553,923,765

Hotel & Resort REITs 2.9%
Apple Hospitality REIT, Inc.	993,041	17,566,895
Ashford Hospitality Trust, Inc. *	152,267	1,311,019
Braemar Hotels & Resorts, Inc. *	266,159	1,586,308
Chatham Lodging Trust *	227,979	3,134,711
DiamondRock Hospitality Co. *	984,663	9,403,532
Hersha Hospitality Trust *	154,877	1,429,515
Host Hotels & Resorts, Inc. *	3,337,664	60,979,121
Park Hotels & Resorts, Inc. *	1,104,688	20,812,322
Pebblebrook Hotel Trust	614,635	13,835,434
RLJ Lodging Trust	778,145	10,886,248
Ryman Hospitality Properties, Inc. *	257,582	22,695,550
Service Properties Trust	773,341	6,673,933
Summit Hotel Properties, Inc. *	498,453	4,929,700
Sunstone Hotel Investors, Inc. *	1,024,528	10,839,506
SECURITY	NUMBER OF SHARES	VALUE ($)
Xenia Hotels & Resorts, Inc. *	533,846	9,897,505
		195,981,299

Industrial REITs 12.9%
Americold Realty Trust	1,247,128	33,323,260
Duke Realty Corp.	1,780,303	94,356,059
EastGroup Properties, Inc.	190,186	36,279,881
First Industrial Realty Trust, Inc.	609,056	35,069,444
Industrial Logistics Properties Trust	305,507	6,834,192
Innovative Industrial Properties, Inc.	111,769	21,063,986
LXP Industrial Trust	1,322,229	20,441,660
Prologis, Inc.	3,446,669	502,696,674
Rexford Industrial Realty, Inc.	708,160	49,663,261
STAG Industrial, Inc.	818,269	31,879,760
Terreno Realty Corp.	349,891	24,069,002
		855,677,179

Office REITs 7.3%
Alexandria Real Estate Equities, Inc.	659,198	124,852,101
Boston Properties, Inc.	664,487	81,273,405
Brandywine Realty Trust	799,679	10,659,721
City Office REIT, Inc.	202,845	3,492,991
Corporate Office Properties Trust	525,593	13,775,792
Cousins Properties, Inc.	695,203	26,855,692
Douglas Emmett, Inc.	820,508	26,010,104
Easterly Government Properties, Inc.	402,883	8,388,024
Equity Commonwealth *	565,522	15,025,920
Highwoods Properties, Inc.	487,638	21,261,017
Hudson Pacific Properties, Inc.	712,857	18,819,425
JBG SMITH Properties	533,994	14,246,960
Kilroy Realty Corp.	489,999	35,093,728
Office Properties Income Trust	226,026	5,661,951
Paramount Group, Inc.	765,868	8,570,063
Piedmont Office Realty Trust, Inc., Class A	580,149	9,885,739
SL Green Realty Corp.	312,032	24,812,785
Veris Residential, Inc. *	374,882	6,335,506
Vornado Realty Trust	743,266	32,168,552
		487,189,476

Residential REITs 16.2%
American Campus Communities, Inc.	650,526	35,004,804
American Homes 4 Rent, Class A	1,326,104	50,405,213
Apartment Income REIT Corp.	733,850	37,873,999
Apartment Investment & Management Co., Class A *	709,596	5,066,515
AvalonBay Communities, Inc.	653,226	155,853,191
Camden Property Trust	477,731	78,878,165
Centerspace	66,800	6,278,532
Equity LifeStyle Properties, Inc.	799,121	59,630,409
Equity Residential	1,595,257	136,075,422
Essex Property Trust, Inc.	304,267	96,504,364
Independence Realty Trust, Inc.	488,458	12,343,334
Invitation Homes, Inc.	2,789,702	105,450,736

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Schwab U.S. REIT ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Mid-America Apartment Communities, Inc.	538,225	110,126,217
NexPoint Residential Trust, Inc.	106,376	9,038,769
Preferred Apartment Communities, Inc.	247,748	6,258,115
Sun Communities, Inc.	542,133	98,126,073
UDR, Inc.	1,358,557	74,544,023
		1,077,457,881

Retail REITs 11.7%
Acadia Realty Trust	413,997	8,876,096
Agree Realty Corp.	326,025	20,914,504
Brixmor Property Group, Inc.	1,388,337	34,875,025
Federal Realty Investment Trust	327,265	38,479,819
Getty Realty Corp.	183,911	5,066,748
InvenTrust Properties Corp.	314,852	8,170,409
Kimco Realty Corp.	2,881,542	67,802,683
Kite Realty Group Trust	1,023,131	22,437,263
National Retail Properties, Inc.	821,035	34,984,301
NETSTREIT Corp.	184,706	4,089,391
Phillips Edison & Co., Inc.	91,687	2,963,324
Realty Income Corp.	2,644,774	174,793,114
Regency Centers Corp.	720,313	47,461,423
Retail Opportunity Investments Corp.	567,426	10,304,456
RPT Realty	392,763	5,086,281
Seritage Growth Properties, Class A *	168,998	1,722,090
Simon Property Group, Inc.	1,536,110	211,307,292
SITE Centers Corp.	840,267	13,066,152
Spirit Realty Capital, Inc.	576,563	26,735,226
Tanger Factory Outlet Centers, Inc.	486,779	8,119,474
The Macerich Co.	996,418	15,245,195
The Necessity Retail REIT, Inc.	575,620	4,052,365
Urban Edge Properties	514,734	9,378,453
		775,931,084

Specialized REITs 37.2%
American Tower Corp.	2,123,109	481,669,739
Crown Castle International Corp.	2,014,916	335,664,856
CubeSmart	1,013,439	48,857,894
CyrusOne, Inc.	593,282	53,603,029
Digital Realty Trust, Inc.	1,326,610	178,986,221
EPR Properties	349,776	17,418,845
Equinix, Inc.	401,762	285,142,544
Extra Space Storage, Inc.	625,895	117,762,144
Four Corners Property Trust, Inc.	361,615	9,539,404
Gaming & Leisure Properties, Inc.	1,058,559	48,069,164
SECURITY	NUMBER OF SHARES	VALUE ($)
Gladstone Land Corp.	145,046	4,335,425
Iron Mountain, Inc.	1,353,578	66,568,966
Lamar Advertising Co., Class A	405,838	44,260,692
Life Storage, Inc.	383,435	48,539,037
National Storage Affiliates Trust	383,269	22,333,085
Outfront Media, Inc.	680,926	18,180,724
PotlatchDeltic Corp.	313,727	17,223,612
Public Storage	713,151	253,182,868
Rayonier, Inc.	669,424	26,576,133
Safehold, Inc.	65,885	4,042,704
SBA Communications Corp.	508,510	154,276,849
The GEO Group, Inc. *	571,150	3,404,054
Uniti Group, Inc.	1,102,130	14,294,626
VICI Properties, Inc.	2,940,199	82,207,964
Weyerhaeuser Co.	3,501,487	136,137,815
		2,472,278,394
Total Common Stocks (Cost $5,628,610,161)		6,631,268,822

SHORT-TERM INVESTMENTS 0.1% OF NET ASSETS

Money Market Funds 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (a)	4,221,708	4,221,708
Total Short-Term Investments (Cost $4,221,708)		4,221,708
Total Investments in Securities (Cost $5,632,831,869)		6,635,490,530

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
Dow Jones U.S. Real Estate Index, expires 03/18/22	434	17,160,360	(159,131)

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

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Schwab U.S. REIT ETF
Portfolio Holdings  as of February 28, 2022 (continued)

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Asset
Common Stocks[1]	$6,631,268,822	$—	$—	$6,631,268,822
Short-Term Investments[1]	4,221,708	—	—	4,221,708
Liabilities
Futures Contracts[2]	(159,131)	—	—	(159,131)
Total	$6,635,331,399	$—	$—	$6,635,331,399

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab U.S. REIT ETF
Statement of Assets and Liabilities

As of February 28, 2022
Assets
Investments in securities, at value - unaffiliated (cost $5,632,831,869)		$6,635,490,530
Cash		9,671,970
Deposit with broker for futures contracts		871,699
Receivables:
Investments sold		4,637,184
Dividends	+	3,076,998
Total assets		6,653,748,381
Liabilities
Payables:
Fund shares redeemed		4,659,057
Management fees		358,541
Variation margin on futures contracts	+	256,190
Total liabilities		5,273,788
Net assets		$6,648,474,593
Net Assets by Source
Capital received from investors		$6,570,249,837
Total distributable earnings	+	78,224,756
Net assets		$6,648,474,593

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$6,648,474,593		142,700,000		$46.59

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Schwab U.S. REIT ETF
Statement of Operations

For the period March 1, 2021 through February 28, 2022
Investment Income
Dividends received from securities - unaffiliated		$116,998,756
Securities on loan, net	+	8,747
Total investment income		117,007,503
Expenses
Management fees		4,356,629
Total expenses	–	4,356,629
Net investment income		112,650,874
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains on sales of securities - unaffiliated		51,639,682
Net realized gains on sales of in-kind redemptions - unaffiliated		86,840,809
Net realized gains on futures contracts	+	2,440,689
Net realized gains		140,921,180
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		808,967,965
Net change in unrealized appreciation (depreciation) on futures contracts	+	(52,683)
Net change in unrealized appreciation (depreciation)	+	808,915,282
Net realized and unrealized gains		949,836,462
Increase in net assets resulting from operations		$1,062,487,336
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Schwab U.S. REIT ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	3/1/21-2/28/22		3/1/20-2/28/21
Net investment income		$112,650,874	$105,906,627
Net realized gains (losses)		140,921,180	(613,991,983)
Net change in unrealized appreciation (depreciation)	+	808,915,282	150,444,259
Increase (decrease) in net assets resulting from operations		$1,062,487,336	($357,641,097)
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($105,641,785)	($134,110,850)

TRANSACTIONS IN FUND SHARES
	3/1/21-2/28/22			3/1/20-2/28/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		23,550,000	$1,103,067,576	40,350,000	$1,438,051,306
Shares redeemed	+	(6,400,000)	(303,344,302)	(50,000,000)	(1,771,789,053)
Net transactions in fund shares		17,150,000	$799,723,274	(9,650,000)	($333,737,747)
SHARES OUTSTANDING AND NET ASSETS
	3/1/21-2/28/22			3/1/20-2/28/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		125,550,000	$4,891,905,768	135,200,000	$5,717,395,462
Total increase (decrease)	+	17,150,000	1,756,568,825	(9,650,000)	(825,489,694)
End of period		142,700,000	$6,648,474,593	125,550,000	$4,891,905,768
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Schwab U.S. REIT ETF
Financial Notes

1. Business Structure of the Fund:
Schwab U.S. REIT ETF is a series of Schwab Strategic Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the operational funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB STRATEGIC TRUST (ORGANIZED JANUARY 27, 2009)
Schwab U.S. REIT ETF	Schwab U.S. TIPS ETF
Schwab U.S. Broad Market ETF	Schwab Short-Term U.S. Treasury ETF
Schwab 1000 Index® ETF	Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S. Large-Cap ETF	Schwab Long-Term U.S. Treasury ETF
Schwab U.S. Large-Cap Growth ETF	Schwab U.S. Aggregate Bond ETF
Schwab U.S. Large-Cap Value ETF	Schwab 1-5 Year Corporate Bond ETF
Schwab U.S. Mid-Cap ETF	Schwab 5-10 Year Corporate Bond ETF
Schwab U.S. Small-Cap ETF	Schwab Fundamental U.S. Broad Market Index ETF
Schwab U.S. Dividend Equity ETF	Schwab Fundamental U.S. Large Company Index ETF
Schwab International Dividend Equity ETF	Schwab Fundamental U.S. Small Company Index ETF
Schwab International Equity ETF	Schwab Fundamental International Large Company Index ETF
Schwab International Small-Cap Equity ETF	Schwab Fundamental International Small Company Index ETF
Schwab Emerging Markets Equity ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
Schwab Ariel ESG ETF
The fund issues and redeems shares at its net asset value per share (NAV) only in large blocks of shares (Creation Units). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutional investors who have entered into an authorized participant agreement purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.
Individual shares of the fund trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). A chart showing the frequency at which the fund’s daily closing market price was at a discount or premium to the fund’s NAV can be found at www.schwabassetmanagement.com.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund may invest in certain mutual funds and exchange-traded funds (ETFs), which are referred to as "underlying funds". For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation
Under procedures approved by the fund’s Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
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Schwab U.S. REIT ETF
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Mutual funds: Mutual funds are valued at their respective NAVs.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, mutual funds and futures contracts. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the underlying securities held by an underlying fund.
•   Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
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Schwab U.S. REIT ETF
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of February 28, 2022 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, the fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides the fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating pursuant to Rule 2a-7 under the 1940 Act. The fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the fund or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreements. Securities lending income, as disclosed in the fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between the fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by the investment adviser or any of its affiliates.
As of February 28, 2022, the fund had no securities on loan.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
The fund invests in real estate investment trusts (REITs) which report information on the source of their distributions annually. The fund’s policy is to record all REIT distributions initially as dividend income on the ex-dividend date and then re-designate them as return of capital and/or capital gain distributions at the end of the reporting period based on information provided annually by each REIT, and management estimates such re-designations when actual information has not yet been reported.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the date the ex-dividend is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
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Schwab U.S. REIT ETF
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(e)  Expenses:
Pursuant to the Amended and Restated Advisory Agreement (Advisory Agreement) between the investment adviser and the trust, the investment adviser will pay the operating expenses of the fund, excluding taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to the fund are charged directly to the fund.
(f) Distributions to Shareholders:
The fund makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year. To receive a distribution, you must be a registered shareholder on the record date. Distributions are paid to shareholders on the payable date.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictable. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
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Financial Notes (continued)

3. Risk Factors (continued):
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Real Estate Investment Risk. Due to the composition of the index, the fund concentrates its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. The principal types of derivatives used by the fund are futures contracts. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk and market risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to counterparty risk, lack of availability risk, valuation risk, correlation risk and tax risk. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its contractual obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility and could cause the fund to lose more than the initial amount invested.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class (including the real estate industry, as described above), the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Leverage Risk. Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities which means even a small amount of leverage can have a disproportionately large impact on the fund. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
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Financial Notes (continued)

3. Risk Factors (continued):
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of the fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or market disruption.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser pursuant to the Advisory Agreement between the investment adviser and the trust.
For its advisory services to the fund, the investment adviser is entitled to receive an annual management fee, payable monthly, equal to 0.07% of the fund’s average daily net assets.
Investment from Affiliates
Certain funds in the Fund Complex (for definition refer to the Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentage of shares of the fund that are owned by other funds in the Fund Complex as of February 28, 2022.
UNDERLYING FUND
Schwab MarketTrack All Equity Portfolio	0.6%
Schwab MarketTrack Balanced Portfolio	0.3%
Schwab MarketTrack Conservative Portfolio	0.1%
Schwab MarketTrack Growth Portfolio	0.5%
Schwab Target 2010 Index Fund	0.0%*
Schwab Target 2015 Index Fund	0.0%*
Schwab Target 2020 Index Fund	0.1%
Schwab Target 2025 Index Fund	0.3%
Schwab Target 2030 Index Fund	0.5%
Schwab Target 2035 Index Fund	0.4%
Schwab Target 2040 Index Fund	0.5%
Schwab Target 2045 Index Fund	0.3%
Schwab Target 2050 Index Fund	0.4%
Schwab Target 2055 Index Fund	0.3%
Schwab Target 2060 Index Fund	0.3%
Schwab Target 2065 Index Fund	0.0%*
Schwab VIT Balanced Portfolio	0.1%
Schwab VIT Balanced with Growth Portfolio	0.2%
Schwab VIT Growth Portfolio	0.2%

*	Less than 0.05%
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Transactions
The fund may engage in direct transactions with certain other funds in the Fund Complex in accordance with procedures adopted by the Board pursuant to Rule 17a-7 under the 1940 Act. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended February 28, 2022, the fund’s purchases and sales of securities with other funds in the Fund Complex was $14,581,333 and $50,150,922, respectively, and includes realized losses of $3,599,960.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board. The fund had no interfund borrowing or lending activity during the period.

5. Other Service Providers:
SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the fund.
State Street Bank and Trust Company (State Street) serves as the fund’s transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the fund’s shares. The transfer agent is also responsible for the order-taking function for the fund’s shares.
State Street also serves as custodian and accountant for the fund. The custodian is responsible for the daily safekeeping of securities and cash held by the fund. The fund’s accountant maintains all books and records related to the fund’s transactions.

6. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust does not pay any interested or non-interested trustees (independent trustees). The independent trustees are paid by the investment adviser. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

7. Borrowing from Banks:
During the period, the fund was a participant with other funds in the Fund Complex in a joint, syndicated, committed $850 million line of credit (the Syndicated Credit Facility), which matured on September 30, 2021. On September 30, 2021, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 29, 2022. Under the terms of the Syndicated Credit Facility, in addition to the investment adviser paying the interest charged on any borrowings by the fund, the investment adviser paid a commitment fee of 0.15% per annum on the fund’s proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the fund was a participant with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street, which matured on September 30, 2021. On September 30, 2021, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 29, 2022. Under the terms of the Uncommitted Credit Facility, the investment adviser pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is paid by the investment adviser. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
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Financial Notes (continued)

8. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The value and variation margin for futures contracts held at February 28, 2022 are presented in the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized gains (losses) and net change in unrealized appreciation (depreciation) on futures contracts are presented in the Statement of Operations. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended February 28, 2022, the month-end average notional amounts of futures contracts held by the fund was $12,688,288 and the month-end average number of contracts held was 314.

9. Purchases and Sales of Investment Securities:
For the period ended February 28, 2022, purchases and sales of securities (excluding in-kind transactions and short-term obligations) were as follows:
PURCHASES OF SECURITIES	SALES OF SECURITIES
$441,372,720	$297,738,782

10. In-Kind Transactions:
The consideration for the purchase of Creation Units of the fund often consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, the investment adviser may cover the cost of any transaction fees when believed to be in the best interests of the fund.
The in-kind transactions for the period ended February 28, 2022, were as follows:
IN-KIND PURCHASES OF SECURITIES	IN-KIND SALES OF SECURITIES
$1,066,319,218	$270,078,882
For the period ended February 28, 2022, the fund realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the fund and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the fund’s tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended February 28, 2022 are disclosed in the fund’s Statement of Operations.

11. Federal Income Taxes:
As of February 28, 2022, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
$5,684,924,648	$1,181,807,831	($231,401,080)	$950,406,751
As of February 28, 2022, the components of distributable earnings on a tax basis were as follows:
UNDISTRIBUTED ORDINARY INCOME	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	CAPITAL LOSS CARRYFORWARDS	TOTAL
$5,460,881	$950,406,751	($877,642,876)	$78,224,756
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Financial Notes (continued)

11. Federal Income Taxes (continued):
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales and realization for tax purposes of unrealized appreciation or depreciation on futures contracts. The tax cost of the fund’s investments, disclosed above, have been adjusted from its book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards have no expiration and may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2022, the fund had capital loss carryforwards of $877,642,876.
For the fiscal year ended February 28, 2022, the fund had capital loss carryforwards utilized of $47,993,746.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
CURRENT FISCAL YEAR END DISTRIBUTIONS	PRIOR FISCAL YEAR END DISTRIBUTIONS
ORDINARY INCOME	ORDINARY INCOME
$105,641,785	$134,110,850
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations.
As of February 28, 2022, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 28, 2022, the fund did not incur any interest or penalties.

12. Subsequent Events:
Effective February 24, 2022, the Board authorized a 2-for-1 share split for the Schwab U.S. REIT ETF which applied to shareholders of record as of the close of markets on March 8, 2022, and paid after the close of the markets on March 10, 2022. Shares began trading at their post-split price on March 11, 2022. The share split increased the number of shares outstanding and decreased the NAV per share. The share split did not change the total value of a shareholder’s investment.
Other than the planned changes for the 2-for-1 share split as discussed above, management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Strategic Trust and Shareholders of Schwab U.S. REIT ETF:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Schwab U.S. REIT ETF (the “Fund”), one of the funds constituting Schwab Strategic Trust, as of February 28, 2022, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended February 29, 2020 were audited by other auditors, whose report, dated April 16, 2020, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
April 18, 2022
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

For the fiscal year ended February 28, 2022, the fund designates $2,019,963 of the dividend distributions as qualified dividends for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2023 via IRS Form 1099 of the amounts for use in preparing their 2022 income tax return.
For the fiscal year ended February 28, 2022, the fund designates $103,621,822 as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2023 via IRS Form 1099 of the amounts for use in preparing their 2022 income tax return.
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Liquidity Risk Management Program  (Unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The Fund’s Board of Trustees (the “Board”) has designated the Fund’s investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, as the administrator of the program. Personnel of the investment adviser or its affiliates conduct the day-to-day operation of the program.
Under the program, the investment adviser manages a Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The program is reasonably designed to assess and manage a Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. The investment adviser’s process of determining the degree of liquidity of each Fund’s investments is supported by third-party liquidity assessment vendors.
The Fund’s Board reviewed a report at its meeting held on September 20, 2021 prepared by the investment adviser regarding the operation and effectiveness of the program for the period June 1, 2020, through May 31, 2021, which included individual Fund liquidity metrics. No significant liquidity events impacting the Fund were noted in the report. In addition, the investment adviser provided its assessment that the program had been operating effectively in managing the Fund’s liquidity risk.
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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Strategic Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 103 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	103	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	103	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	103	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	103	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired.	103	Director (2008 – present), KLA-Tencor Corporation
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	103	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	103	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director and Chief Executive Officer (Oct. 2008 – present) and President (Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director (May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.	103	Director (2008 – present), The Charles Schwab Corporation
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – Apr. 2020), Charles Schwab Bank, SSB; Director (Nov. 2017 – Apr. 2020), Charles Schwab Premier Bank, SSB; Director (May 2007 – Apr. 2020), and Senior Executive Vice President (Feb. 2016 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	103	None

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Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer (Jan. 2020 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – Mar. 2022) and Chief Operating Officer (Jan. 2020 – Mar. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee (Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Trust and Schwab ETFs; Director (Apr. 2019 – Apr. 2022), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), and Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Director (July 2020 – Apr. 2022), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Chief Executive Officer (Jan. 2022 – present) and Chief Investment Officer (Apr. 2011 – present), Senior Vice President (Apr. 2011 – Dec. 2021), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.
Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Senior Vice President and Chief Investment Officer (Jan. 2020 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018), ThomasPartners, Inc.
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Chief Legal Officer (Mar. 2022 – present) and Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of Schwab.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
32
Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Glossary

ask  See “offer.”
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
authorized participant (AP)  A large institutional investor that places orders for creation units with the funds’ distributor.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
bid  The highest price at which someone is willing to buy a security.
Bloomberg US Aggregate Bond Index  An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commencement of operations  The date that the first NAV was calculated.
creation unit (C.U.)  A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.
Dow Jones Equity All REIT Capped Index  A float-adjusted market cap weighted index that is designed to measure all equity real estate investment trusts (REITs) in the Dow Jones U.S. Total Stock Market Index, as defined by the S&P Dow Jones Indices REIT/RESI Industry Classification Hierarchy, that meet the minimum float market capitalization (FMC) and liquidity thresholds. The aggregate weight of all companies weighing more than 4.5% cannot exceed 22.5%, and no single company’s weight can exceed 10%. The index is reviewed daily based on each company’s capped market capitalization weight. Daily capping is only performed when the sum of companies with weights great than 5% exceeds 25%.
Dow Jones U.S. Select REIT Index  An index that is a float-adjusted market-capitalization weighted index comprised of income-producing commercial and/or residential real estate investment trusts (REITs). The index excludes mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, homebuilders, large landowners and sub-dividers of unimproved land, hybrid REITs, timber REITs and companies that have more than 25% of their assets in direct mortgage investments.
exchange  A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.
expense ratio  The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA Nareit Global Index (Net)  An index that provides a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not resident in the same country as the remitting company and who do not benefit from double taxation treaties.
inception date  The date that the shares began trading in the secondary market.
indicative optimized portfolio value (IOPV)  A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.
liquidity  The ability to convert a security or asset quickly into cash.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
market price return  The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

33
Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
NAV return  The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.
offer (ask)  The lowest price at which an individual is willing to sell a security.
open  The price at which a security opened for trading on a given day.
outstanding shares, shares outstanding  When speaking of the fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
primary market  The market that deals with the issuance of new securities.
real estate investment trust (REIT)  Real estate companies that own and commonly operate income producing commercial and/or residential real estate.
REIT Spliced Index  An internally calculated index, compromised of the Dow Jones U.S. Select REIT Index from the inception of the Schwab U.S. REIT ETF until the close of business on June 19, 2020, and the Dow Jones Equity All REIT Capped Index thereafter. The REIT Spliced Index is published with the permission of S&P Dow Jones Indices LLC, but is not calculated, sponsored or endorsed by S&P Dow Jones Indices LLC.
rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
sampling  If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.
secondary market  The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.
spread  The gap between bid and ask prices of a security.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
tracking error  The difference between the performance of the fund and its benchmark index, positive or negative.

34
Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Schwab ETFs

Schwab ETFs are designed to serve as simple low-cost core investment products for a diversified portfolio. These ETFs seek to provide consistent, repeatable performance through a variety of investment strategies that span the equity and fixed income spectrum. The list below shows all currently available Schwab ETFs.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabassetmanagement.com/schwabetfs_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab ETFs at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus or the SEC’s website at www.sec.gov.

Schwab ETFs
U.S. ETFs
Schwab U.S. Broad Market ETF
Schwab 1000 Index® ETF
Schwab U.S. Large-Cap ETF
Schwab U.S. Large-Cap Growth ETF
Schwab U.S. Large-Cap Value ETF
Schwab U.S. Mid-Cap ETF
Schwab U.S. Small-Cap ETF
Schwab U.S. Dividend Equity ETF
Schwab U.S. REIT ETF
International ETFs
Schwab International Dividend Equity ETF
Schwab International Equity ETF
Schwab International Small-Cap Equity ETF
Schwab Emerging Markets Equity ETF
Fixed-Income ETFs
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF
Schwab Long-Term U.S. Treasury ETF
Schwab U.S. Aggregate Bond ETF
Schwab 1-5 Year Corporate Bond ETF
Schwab 5-10 Year Corporate Bond ETF
Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company
Index ETF
Active, Semi-Transparent (Also Known As Non-Transparent) ETF
Schwab Ariel ESG ETF

Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Schwab ETFs
1-877-824-5615
© 2022 Charles Schwab Investment Management, Inc., dba Schwab Asset Management. All rights reserved.
Printed on recycled paper.

*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.
The Schwab Ariel ESG ETF is different from traditional ETFs. Traditional ETFs tell the public what assets they hold each day. This fund will not. This may create additional risks for your investment. For example:
•	You may have to pay more money to trade the fund’s shares. This fund will provide less information to traders, who tend to charge more for trades when they have less information.
•	The price you pay to buy fund shares on an exchange may not match the value of the fund’s portfolio. The same is true when you sell shares. These price differences may be greater for this fund compared to other ETFs because it provides less information to traders.
•	These additional risks may be even greater in bad or uncertain market conditions.
•	The ETF will publish on its website each day a “Proxy Portfolio” designed to help trading in shares of the ETF. While the Proxy Portfolio includes some of the ETF’s holdings, it is not the ETF’s actual portfolio.
The differences between this fund and other ETFs may also have advantages. By keeping certain information about the fund secret, this fund may face less risk that other traders can predict or copy its investment strategy. This may improve the fund’s performance. If other traders are able to copy or predict the fund’s investment strategy, however, this may hurt the fund’s performance.
For additional information regarding the unique attributes and risks of the fund, see Proxy Portfolio Risk, Premium/Discount Risk, Trading Halt Risk, Authorized Participant Concentration Risk, Tracking Error Risk and Shares of the Fund May Trade at Prices Other Than NAV in the Principal Risks and Proxy Portfolio and Proxy Overlap sections of the prospectus and/or the Statement of Additional Information. These risks are discussed on the next page.

Schwab U.S. REIT ETF
Active semi-transparent ETFs operate differently from other exchange-traded funds (ETFs). Unlike other ETFs, an active semi-transparent ETF does not publicly disclose its entire portfolio composition each business day, which may affect the price at which shares of the ETF trade in the secondary market. Active semi-transparent ETFs have limited public trading history. There can be no assurance that an active trading market will develop, be maintained or operate as intended. There is a risk that the market price of an active semi-transparent ETF may vary significantly from the ETF’s net asset value and that its shares may trade at a wider bid/ask spread and, therefore, cost investors more to trade than shares of other ETFs. These risks are heightened during periods of market disruption or volatility.
Proxy Portfolio Risk: Unlike traditional ETFs, this fund does not disclose its portfolio holdings (Actual Portfolio) daily. The fund instead posts a Proxy Portfolio on its website each day. The Proxy Portfolio is designed to reflect the economic exposures and risk characteristics of the fund’s actual holdings on each trading day, but it is not the same as the fund’s Actual Portfolio. Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund at or close to the underlying NAV per Share of the Fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV of the fund. ETF trading on the basis of a published Proxy Portfolio may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and therefore may cost investors more to trade. Also, while the Fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Proxy Portfolio to identify a Fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders.
Proxy Portfolio Construction: The Proxy Portfolio is designed to recreate the daily performance of the Actual Portfolio. This is achieved by performing a “Factor Model” analysis of the Actual Portfolio. The Factor Model is comprised of three sets of factors or analytical metrics: market-based factors, fundamental factors, and industry/sector factors. The fund uses a “Model Universe” to generate its Proxy Portfolio. The Model Universe is comprised of securities that the fund can purchase and will be a financial index or stated portfolio of securities from which fund investments will be selected. The results of the Factor Model analysis are then applied to the Model Universe. The Proxy Portfolio is then generated as a result of this Model Universe analysis with the Proxy Portfolio being a small sub-set of the Model Universe. The Factor Model is applied to both the Actual Portfolio and the Model Universe to construct the fund’s Proxy Portfolio that performs in a manner substantially identical to the performance of its Actual Portfolio.
The Proxy Portfolio will only include investments the fund is permitted to hold. The fund’s SAI contains more information on the Proxy Portfolio and its construction. Proxy Portfolio and Proxy Overlap Information regarding the contents of the Proxy Portfolio, and the percentage weight overlap between the holdings of the Proxy Portfolio and a Fund’s Actual Portfolio holdings that formed the basis for its calculation of NAV at the end of the prior Business Day (the Portfolio Overlap), is available by visiting the fund’s website www.schwabassetmanagement.com.
Because environmental, social and governance (ESG) strategies exclude some securities, ESG-focused products may not be able to take advantage of the same opportunities or market trends as products that do not use such strategies. Additionally, the criteria used to select companies for investment may result in investing in securities, industries or sectors that underperform the market as a whole.

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MFR60994-11
00272509

Annual Report  |  February 28, 2022
Schwab Fundamental Index* ETFs

Schwab Fundamental U.S. Broad Market Index ETF	FNDB
Schwab Fundamental U.S. Large Company Index ETF	FNDX
Schwab Fundamental U.S. Small Company Index ETF	FNDA
Schwab Fundamental International Large Company Index ETF	FNDF
Schwab Fundamental International Small Company Index ETF	FNDC
Schwab Fundamental Emerging Markets Large Company Index ETF	FNDE
*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

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In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset ManagementTM
Distributor: SEI Investments Distribution Co. (SIDCO)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the Portfolio Holdings are sub-categories of Sector classifications.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.
Total Returns for the 12 Months Ended February 28, 2022
Schwab Fundamental U.S. Broad Market Index ETF (Ticker Symbol: FNDB)
Market Price Return[1]	18.71%
NAV Return[1]	18.80%
Russell RAFITM US Index	19.09%
Russell 3000® Index	12.29%
ETF Category: Morningstar Large Value[2]	17.20%
Performance Details	pages 8-10

Schwab Fundamental U.S. Large Company Index ETF (Ticker Symbol: FNDX)
Market Price Return[1]	19.62%
NAV Return[1]	19.61%
Russell RAFITM US Large Company Index	19.90%
Russell 1000® Index	13.72%
ETF Category: Morningstar Large Value[2]	17.20%
Performance Details	pages 11-13

Schwab Fundamental U.S. Small Company Index ETF (Ticker Symbol: FNDA)
Market Price Return[1]	10.01%
NAV Return[1]	10.06%
Russell RAFITM US Small Company Index	10.32%
Russell 2000® Index	-6.01%
ETF Category: Morningstar Small Blend[2]	3.98%
Performance Details	pages 14-16
Total Returns for the 12 Months Ended February 28, 2022
Schwab Fundamental International Large Company Index ETF (Ticker Symbol: FNDF)
Market Price Return[1]	7.40%
NAV Return[1]	7.95%
Russell RAFITM Developed ex US Large Company Index (Net)*	8.00%
MSCI EAFE® Index (Net)*	2.83%
ETF Category: Morningstar Foreign Large Value[2]	5.90%
Performance Details	pages 17-19

Schwab Fundamental International Small Company Index ETF (Ticker Symbol: FNDC)
Market Price Return[1]	1.61%
NAV Return[1]	1.86%
Russell RAFITM Developed ex US Small Company Index (Net)*	2.17%
S&P Developed ex-U.S. Small Cap Index (Net)*	-2.47%
ETF Category: Morningstar Foreign Small/Mid Value[2]	5.44%
Performance Details	pages 20-22

Schwab Fundamental Emerging Markets Large Company Index ETF (Ticker Symbol: FNDE)
Market Price Return[1]	5.31%
NAV Return[1]	2.97%
Russell RAFITM Emerging Markets Large Company Index (Net)*	6.51%
MSCI Emerging Markets Index (Net)*	-10.69%
ETF Category: Morningstar Diversified Emerging Markets[2]	-9.68%
Performance Details	pages 23-25
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for each fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — The Schwab Fundamental Index ETFs are not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFI™ Index Series (the Indices) or otherwise. The Indices are compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Indices and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Indices. For full disclaimer please see the funds’ statement of additional information.
*	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
[1]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
From the President

Jonathan de St. Paer
President of Schwab Asset
Management and the funds
covered in this report.
Dear Shareholder,
Before Russia’s invasion of Ukraine in late February 2022, financial markets were largely preoccupied with the prospects of continued economic growth in the face of multiple challenges related to the ongoing COVID-19 pandemic. Concerns included rising energy and commodity inflation, global supply chain disruptions, and the increasing likelihood that the U.S. Federal Reserve (Fed) would raise short-term interest rates. Despite these obstacles, the S&P 500® Index, a bellwether for the overall U.S. stock market, gained more than 20% between March and December 2021, bolstered by strong corporate earnings, robust consumer spending, and improving labor statistics. However, investor sentiment turned dramatically risk averse as tensions between Russia and Ukraine began escalating in 2022. Stock markets dipped sharply in January and February, with the S&P 500® Index losing roughly half of its previous gains. International stocks, which had posted milder gains than their U.S. counterparts until then, experienced even steeper losses. For the 12-month reporting period ended February 28, 2022, the S&P 500® Index returned 16.4%, and the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 2.8%.
While the tumultuous events beginning at the end of February have clearly unsettled markets and shaken investor confidence, at Schwab Asset Management we believe that when it comes to their investment plan, investors would do well to avoid getting caught up in dramatic events as they unfold. Although markets may react abruptly in the short term, we believe that wealth creation is most reliably built on a foundation of diversification and a long-term investment plan. With their broadly diversified portfolios and cost-effective, passively managed structures, the Schwab Fundamental Index ETFs can serve as part of the core of a diversified portfolio. In addition, by weighting fund holdings based on objective financial measures of company size, Fundamental Index strategies tend to perform differently over time than traditional market-cap index strategies that use market capitalization to weight the same set of stocks. When the two approaches are combined, we believe a portfolio has the potential for better diversification and more attractive risk-adjusted returns.
Thank you for investing with Schwab Asset Management. For more information about the Schwab Fundamental Index ETFs, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabassetmanagement.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ While the tumultuous events beginning at the end of February have clearly unsettled markets and shaken investor confidence, at Schwab Asset Management we believe that when it comes to their investment plan, investors would do well to avoid getting caught up in dramatic events as they unfold.”
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
Schwab Asset Management is the dba name for Charles Schwab Investment Management, Inc., the investment adviser for Schwab Funds and Schwab ETFs.
*	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
The Investment Environment

For the 12-month reporting period ended February 28, 2022, U.S. equity markets generated positive returns, while global equity markets were mixed. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer and the Omicron variant in late 2021, market tailwinds included strong corporate earnings, ongoing, albeit fading, fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. As a result, for most of the reporting period, through early January 2022, U.S. equity markets posted steady gains, with several key market indices repeatedly exceeding previous record highs. Developed international equity markets were less robust, but for the most part still positive, while emerging markets were weaker. However, beginning in early 2022, equity markets declined in reaction to growing headwinds that included accelerating inflation, an increasing likelihood of rising interest rates, and, in the final week of the reporting period, Russia’s invasion of Ukraine, which drove oil prices above $100 per barrel for the first time since 2014 and roiled stock markets around the world. Despite exhibiting some volatility, the U.S. dollar rose over the reporting period against a basket of foreign currencies, generally reducing the returns on overseas investments in U.S. dollar terms. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 16.39%. Among U.S. stocks, large-cap stocks outperformed small-cap stocks, with the Russell RAFI™ US Large Company Index returning 19.90% for the reporting period and the Russell 2000® Index and Russell RAFI™ US Small Company Index returning -6.01% and 10.32%, respectively. International equities were weaker. The MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, and the Russell RAFI™ Developed ex US Large Company Index (Net)* returned 2.83% and 8.00%, respectively, and the MSCI Emerging Markets Index (Net)* and the Russell RAFI™ Emerging Markets Large Company Index (Net)* returned -10.69% and 6.51%, respectively.
Asset Class Performance Comparison % returns during the 12 months ended February 28, 2022

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.

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Schwab Fundamental Index ETFs
The Investment Environment (continued)

The U.S. economy continued its recovery from the dramatic impact of the COVID-19 pandemic, although U.S. gross domestic product (GDP) growth fluctuated over the reporting period. GDP rose at an annualized rate of 6.3% and 6.7% in the first and second quarters of 2021, respectively, before falling back to 2.3% for the third quarter of 2021 amid fading government stimuli, ongoing supply chain disruptions, and persisting inflation. GDP rose at an annualized rate of 6.9% in the fourth quarter of 2021 on increasing inventories, exports, and personal consumption expenditures. The unemployment rate, which has fallen steadily after skyrocketing in April 2020, ended the reporting period at its lowest level since February 2020. Annual inflation, which had remained well below the U.S. Federal Reserve’s (Fed) traditional 2% target until it jumped in March 2021, continued to rise during the spring of 2021, leveled off during the summer of 2021, and rose again through the remainder of the reporting period. At the end of the reporting period, inflation was at its highest rate in 40 years, due to imbalances in the labor market, supply chain bottlenecks, and soaring energy costs.
Outside the United States, global economies continued to wrestle with the fallout of the COVID-19 pandemic, including the emergence and spread of the Delta and Omicron variants, along with steepening energy costs and rising inflation. In the eurozone and the United Kingdom, after contracting in the first quarter of 2021, GDP growth was positive for the remainder of the reporting period, although it weakened in the final quarter of 2021. Japan’s economy contracted in both the first and third quarters of 2021 but expanded in the second and fourth quarters. Its rising fourth quarter growth was attributed to increases in household consumption and business investment in the face of a decline in COVID-19 cases and easing restrictions. Among emerging markets, China’s GDP growth rate accelerated sharply in the first quarter of 2021 before easing sharply for the subsequent three quarters, albeit remaining positive, in part because of the political landscape and an emphasis on domestic consumption over globalization, as well as multiple headwinds including a property downturn, supply chain issues, and COVID-19 outbreaks. India, after plunging into one of the worst recessions of any major economy in 2020, posted positive gains in GDP for 2021 as COVID-19 cases fell rapidly.
Monetary policies around the world varied. In the United States, early in the reporting period, the Fed reiterated several times its intention to continue its support of the economy for as long as needed to achieve a full recovery and the Fed maintained the federal funds rate in a range of 0.00% to 0.25% throughout the reporting period. However, as inflation continued to rise and indicators of economic activity and employment continued to strengthen, the Fed began scaling back its bond-buying program in November 2021, citing significant progress on its twin goals of maximum employment and price stability. The Fed subsequently accelerated its wind-down in December 2021, with expectations to end it altogether by March 2022. Fed officials also issued successively strong signals that interest rates could begin to rise sooner in 2022 than previously anticipated. In developed international economies, most central banks were similarly accommodative while acknowledging economic improvements and rising inflation and, in some cases, changes in monetary policy. The European Central bank held its interest rate at 0.00%, unchanged since March 2016, but pledged to steadily reduce its asset purchase program. The Bank of Japan upheld its short-term interest rate target of -0.1%, also unchanged since 2016, and stressed that it would maintain its ultra-loose monetary policy despite growing inflation, even as its global counterparts sought to exit from crisis mode policies. The Bank of England raised its key official bank rate twice during the reporting period, from 0.1% to 0.5%, its first back-to-back rate increase since 2004, citing inflationary pressures. Emerging market monetary policies were mixed. China cut its interest rate twice over the reporting period. Indonesia and India maintained low policy rates implemented in 2020 and early 2021. Central banks in Mexico, Brazil, and Pakistan raised their rates multiple times over the reporting period, citing a stronger-than-expected recovery or to counteract the impacts of inflation. Russia, notably, raised its interest rate to 20% in late February amid the broadening fallout of Western sanctions put in place in retaliation against Russia’s invasion of Ukraine.

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Schwab Fundamental Index ETFs
Fund Management

Christopher Bliss, CFA, Managing Director and Head of Passive Equity Strategies for Schwab Asset Management, is responsible for overseeing the investment process, portfolio management and implementation, and development of investment strategies for passive equity Schwab Funds and Schwab ETFs. Before joining Schwab in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a managing director and the head of the Americas institutional index team. In this role, Mr. Bliss was responsible for overseeing a team of portfolio managers managing domestic, developed international and emerging markets index strategies. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Jeremy Brown, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, and Schwab Fundamental U.S. Small Company Index ETF. Prior to joining Schwab in 2017, Mr. Brown spent six years with ALPS Advisors, Inc. in Denver, most recently as a senior analyst on the ETF portfolio management and research team where he performed portfolio management, trading, and analytics/research functions for ALPS ETFs and passive funds. Additionally, Mr. Brown led a number of investment research, commentary, industry trend analysis, and sales and marketing support initiatives.

Chuck Craig, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF. Prior to joining Schwab in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, and Schwab Fundamental U.S. Small Company Index ETF. Prior to joining Schwab in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors) where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF. Prior to joining Schwab in 2012, Ms. Qin spent more than four years at The Bank of New York Mellon Corporation. During that time, Ms. Qin spent more than two years as an associate equity portfolio manager and nearly two years as a performance analyst. She also worked at Wells Fargo Funds Management as a mutual fund analyst and at CIGNA Reinsurance in the risk management group as a risk analyst.

David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF. Prior to this role, Mr. Rios was an associate portfolio manager on the equity index strategies team for four years. His first role with Schwab Asset Management was as a trade operations specialist. Prior to joining Schwab in 2008, Mr. Rios was a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).

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Schwab Fundamental Index ETFs
Fund Management (continued)

Sabya Sinha, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, and Schwab Fundamental U.S. Small Company Index ETF. Prior to joining Schwab in 2015, Mr. Sinha spent a year at F-Squared Investments on the product development and analytics team. Prior to F-Squared, he worked at IndexIQ Advisors as a senior index portfolio manager for three years and for Bank of America’s Columbia Management subsidiary as a portfolio manager for three years. Mr. Sinha also spent time as a software consultant at DPM Mellon, LLC and an equity trader at Jane Street Capital.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Broad Market Index ETF as of February 28, 2022

The Schwab Fundamental U.S. Broad Market Index ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the Russell RAFITM US Index (the index). The index measures the performance of the constituent companies by fundamental overall company scores, which are created using as the universe the U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund invests in a representative sample of the securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of sampling techniques, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended February 28, 2022, U.S. equity markets generated positive returns, while global equity markets were mixed. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer and the Omicron variant in late 2021, market tailwinds included strong corporate earnings, ongoing, albeit fading, fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. As a result, for most of the reporting period, through early January 2022, U.S. equity markets posted steady gains, with several key market indices repeatedly exceeding previous record highs. Developed international equity markets were less robust, but for the most part still positive, while emerging markets were weaker. However, beginning in early 2022, equity markets declined in reaction to growing headwinds that included accelerating inflation, an increasing likelihood of rising interest rates, and, in the final week of the reporting period, Russia’s invasion of Ukraine, which drove oil prices above $100 per barrel for the first time since 2014 and roiled stock markets around the world.
Performance. For the 12-month reporting period ended February 28, 2022, the fund generally tracked the index. The fund’s market price return was 18.71% and its NAV return was 18.80% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 19.09% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. The communications services sector detracted from the total return of the fund. Stocks in the communications services sector represented an average weight of approximately 7% of the fund’s investments and returned approximately -2% for the reporting period. One example from this sector is entertainment company The Walt Disney Co. The fund’s holdings of The Walt Disney Co. represented an average weight of less than 1% of the fund’s investments and returned approximately -21% for the reporting period.
While there were no additional sectors that detracted from the total return of the fund, the real estate sector was the smallest contributor to the total return of the fund, representing an average weight of approximately 3% of the fund’s investments and returning approximately 19% for the reporting period.
The financials sector contributed the most to the total return of the fund. Stocks in the financials sector represented an average weight of approximately 17% of the fund’s investments and returned approximately 22% for the reporting period. One example from this sector is Wells Fargo & Co., a diversified financial services company. The fund’s holdings of Wells Fargo & Co. represented an average weight of approximately 1% of the fund’s investments and returned approximately 50% for the reporting period.
The energy sector also contributed to the total return of the fund, representing an average weight of approximately 8% of the fund’s investments and returning approximately 49% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

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Schwab Fundamental U.S. Broad Market Index ETF
Performance and Fund Facts as of February 28, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 15, 2013 – February 28, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab Fundamental U.S. Broad Market Index ETF (8/15/13)
Market Price Return[2]	18.71%	13.20%	12.33%
NAV Return[2]	18.80%	13.21%	12.33%
Russell RAFITM US Index	19.09%	13.46%	12.62%
Russell 3000® Index	12.29%	14.68%	13.56%
ETF Category: Morningstar Large Value[3]	17.20%	10.17%	N/A
Fund Expense Ratio[4]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — The Schwab Fundamental U.S. Broad Market Index ETF is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFI™ US Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Broad Market Index ETF
Performance and Fund Facts as of February 28, 2022 (continued)

Statistics1
Number of Holdings	1,625
Weighted Average Market Cap (millions)	$308,061
Price/Earnings Ratio (P/E)	14.8
Price/Book Ratio (P/B)	2.4
Portfolio Turnover Rate	13% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Large Company Index ETF as of February 28, 2022

The Schwab Fundamental U.S. Large Company Index ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the Russell RAFITM US Large Company Index (the index). The index measures the performance of the large company size segment by fundamental overall company scores, which are created using as the universe the U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. large-cap stocks outperformed U.S. small-cap stocks over the reporting period. For the 12-month reporting period ended February 28, 2022, U.S. equity markets generated positive returns, while global equity markets were mixed. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer and the Omicron variant in late 2021, market tailwinds included strong corporate earnings, ongoing, albeit fading, fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. As a result, for most of the reporting period, through early January 2022, U.S. equity markets posted steady gains, with several key market indices repeatedly exceeding previous record highs. Developed international equity markets were less robust, but for the most part still positive, while emerging markets were weaker. However, beginning in early 2022, equity markets declined in reaction to growing headwinds that included accelerating inflation, an increasing likelihood of rising interest rates, and, in the final week of the reporting period, Russia’s invasion of Ukraine, which drove oil prices above $100 per barrel for the first time since 2014 and roiled stock markets around the world.
Performance. For the 12-month reporting period ended February 28, 2022, the fund generally tracked the index. The fund’s market price return was 19.62% and its NAV return was 19.61% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 19.90% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. The communications services sector detracted from the total return of the fund. Stocks in the communications services sector represented an average weight of approximately 8% of the fund’s investments and returned approximately -3% for the reporting period. One example from this sector is entertainment company The Walt Disney Co. The fund’s holdings of The Walt Disney Co. represented an average weight of less than 1% of the fund’s investments and returned approximately -21% for the reporting period.
While there were no additional sectors that detracted from the total return of the fund, the real estate sector was the smallest contributor to the total return of the fund, representing an average weight of approximately 2% of the fund’s investments and returning approximately 21% for the reporting period.
The financials sector contributed the most to the total return of the fund. Stocks in the financials sector represented an average weight of approximately 17% of the fund’s investments and returned approximately 23% for the reporting period. One example from this sector is Wells Fargo & Co., a diversified financial services company. The fund’s holdings of Wells Fargo & Co. represented an average weight of approximately 2% of the fund’s investments and returned approximately 50% for the reporting period.
The energy sector also contributed to the total return of the fund, representing an average weight of approximately 9% of the fund’s investments and returning approximately 49% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Large Company Index ETF
Performance and Fund Facts as of February 28, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 15, 2013 – February 28, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab Fundamental U.S. Large Company Index ETF (8/15/13)
Market Price Return[2]	19.62%	13.43%	12.45%
NAV Return[2]	19.61%	13.43%	12.45%
Russell RAFITM US Large Company Index	19.90%	13.68%	12.75%
Russell 1000® Index	13.72%	15.07%	13.87%
ETF Category: Morningstar Large Value[3]	17.20%	10.17%	N/A
Fund Expense Ratio[4]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — The Schwab Fundamental U.S. Large Company Index ETF is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFI™ US Large Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Large Company Index ETF
Performance and Fund Facts as of February 28, 2022 (continued)

Statistics1
Number of Holdings	718
Weighted Average Market Cap (millions)	$332,224
Price/Earnings Ratio (P/E)	14.7
Price/Book Ratio (P/B)	2.5
Portfolio Turnover Rate	11% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Small Company Index ETF as of February 28, 2022

The Schwab Fundamental U.S. Small Company Index ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the Russell RAFITM US Small Company Index (the index). The index measures the performance of the small company size segment by fundamental overall company scores, which are created using as the universe the U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. small-cap stocks underperformed U.S. large-cap stocks over the reporting period. For the 12-month reporting period ended February 28, 2022, U.S. equity markets generated positive returns, while global equity markets were mixed. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer and the Omicron variant in late 2021, market tailwinds included strong corporate earnings, ongoing, albeit fading, fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. As a result, for most of the reporting period, through early January 2022, U.S. equity markets posted steady gains, with several key market indices repeatedly exceeding previous record highs. Developed international equity markets were less robust, but for the most part still positive, while emerging markets were weaker. However, beginning in early 2022, equity markets declined in reaction to growing headwinds that included accelerating inflation, an increasing likelihood of rising interest rates, and, in the final week of the reporting period, Russia’s invasion of Ukraine, which drove oil prices above $100 per barrel for the first time since 2014 and roiled stock markets around the world.
Performance. For the 12-month reporting period ended February 28, 2022, the fund generally tracked the index. The fund’s market price return was 10.01% and the fund’s NAV return was 10.06% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 10.32% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. The information technology sector detracted from the total return of the fund. Stocks from the information technology sector represented an average weight of approximately 11% of the fund’s investments. The return for the sector was slightly negative, nearly flat, for the reporting period. One example from this sector is CommScope Holding Co., Inc., which designs, builds, and manages wired and wireless networks. The fund’s holdings of CommScope Holding Co., Inc. represented less than 1% of the fund’s investments and returned approximately -40% for the reporting period.
While there were no additional sectors that detracted from the total return of the fund, the health care sector was the smallest contributor to the total return of the fund, representing an average weight of approximately 6% of the fund’s investments and returning approximately 1% for the reporting period.
The financials sector contributed the most to the total return of the fund. Stocks in the financials sector represented an average weight of approximately 15% of the fund’s investments and returned approximately 16% for the reporting period. One example from this sector is Santander Consumer USA Holdings, Inc., which provides auto loans. The fund’s holdings of Santander Consumer USA Holdings, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately 61% for the reporting period. The fund’s position in Santander Consumer USA Holdings, Inc. was sold prior to the end of the reporting period.
The energy sector also contributed to the total return of the fund, representing an average weight of approximately 5% of the fund’s investments and returning approximately 51% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Small Company Index ETF
Performance and Fund Facts as of February 28, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 15, 2013 – February 28, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab Fundamental U.S. Small Company Index ETF (8/15/13)
Market Price Return[2]	10.01%	10.30%	10.70%
NAV Return[2]	10.06%	10.29%	10.69%
Russell RAFITM US Small Company Index	10.32%	10.47%	10.94%
Russell 2000® Index	-6.01%	9.50%	9.60%
ETF Category: Morningstar Small Blend[3]	3.98%	9.36%	N/A
Fund Expense Ratio[4]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Small-company stocks may be subject to greater volatility than many other asset classes.
Index ownership — The Schwab Fundamental U.S. Small Company Index ETF is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFI™ US Small Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Small Company Index ETF
Performance and Fund Facts as of February 28, 2022 (continued)

Statistics1
Number of Holdings	908
Weighted Average Market Cap (millions)	$5,976
Price/Earnings Ratio (P/E)	15.6
Price/Book Ratio (P/B)	2.0
Portfolio Turnover Rate	25% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental International Large Company Index ETF as of February 28, 2022

The Schwab Fundamental International Large Company Index ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the Russell RAFITM Developed ex US Large Company Index (the index). The index measures the performance of the large company size segment by fundamental overall company scores, which are created using as the universe the developed ex U.S. companies in the FTSE Total Global Cap Index. To pursue its investment objective, the fund invests in a representative sample of the securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of sampling techniques, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Overall, stocks of large companies in developed international markets generated positive returns for the reporting period. For the 12-month reporting period ended February 28, 2022, U.S. equity markets generated positive returns, while global equity markets were mixed. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer and the Omicron variant in late 2021, market tailwinds included strong corporate earnings, ongoing, albeit fading, fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. As a result, for most of the reporting period, through early January 2022, U.S. equity markets posted steady gains, with several key market indices repeatedly exceeding previous record highs. Developed international equity markets were less robust, but for the most part still positive, while emerging markets were weaker. However, beginning in early 2022, equity markets declined in reaction to growing headwinds that included accelerating inflation, an increasing likelihood of rising interest rates, and, in the final week of the reporting period, Russia’s invasion of Ukraine, which drove oil prices above $100 per barrel for the first time since 2014 and roiled stock markets around the world. Despite exhibiting some volatility, the U.S. dollar rose over the reporting period against a basket of foreign currencies, generally reducing the returns on overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended February 28, 2022, the fund’s market price return was 7.40% and its NAV return was 7.95% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 8.00%1 during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. Stocks from South Korea detracted the most from the total return of the fund. South Korean stocks represented an average weight of approximately 6% of the fund’s investments and returned approximately -12% in U.S. dollar terms for the reporting period. One example from this market is Samsung Electronics Co., Ltd, which manufactures a wide range of consumer and industrial electronic equipment and products. The fund’s holdings of Samsung Electronics Co., Ltd. represented an average weight of approximately 2% of the fund’s investments and returned approximately -17% in U.S. dollar terms for the reporting period.
Stocks from Hong Kong also detracted from the total return of the fund, representing an average weight of approximately 2% of the fund’s investments and returning approximately -7% in U.S. dollar terms for the reporting period.
Stocks from the United Kingdom contributed the most to the total return of the fund. Stocks from the United Kingdom represented an average weight of approximately 17% of the fund’s investments and returned approximately 22% in U.S. dollar terms for the reporting period. One example from this market is energy and petroleum company Shell plc. The fund’s holdings of Shell plc represented an average weight of approximately 2% of the fund’s investments and returned approximately 36% in U.S. dollar terms for the reporting period.
Stocks from Canada also contributed to the total return of the fund, representing an average weight of approximately 8% of the fund’s investments and returning approximately 34% in U.S. dollar terms for the reporting period.
Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index is calculated net of foreign withholding taxes.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental International Large Company Index ETF
Performance and Fund Facts as of February 28, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 15, 2013 – February 28, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab Fundamental International Large Company Index ETF (8/15/13)
Market Price Return[2]	7.40%	7.42%	5.52%
NAV Return[2]	7.95%	7.52%	5.57%
Russell RAFITM Developed ex US Large Company Index (Net)[3]	8.00%	7.54%	5.69%
MSCI EAFE® Index (Net)[3]	2.83%	7.16%	5.07%
ETF Category: Morningstar Foreign Large Value[4]	5.90%	5.47%	N/A
Fund Expense Ratio[5]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Index ownership — The Schwab Fundamental International Large Company Index ETF is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFI™ Developed ex US Large Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental International Large Company Index ETF
Performance and Fund Facts as of February 28, 2022 (continued)

Statistics1
Number of Holdings	925
Weighted Average Market Cap (millions)	$70,855
Price/Earnings Ratio (P/E)	10.3
Price/Book Ratio (P/B)	1.2
Portfolio Turnover Rate	15% [2]
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets3
Country Weightings % of Investments4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental International Small Company Index ETF as of February 28, 2022

The Schwab Fundamental International Small Company Index ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the Russell RAFITM Developed ex US Small Company Index (the index). The index measures the performance of the small company size segment by fundamental overall company scores, which are created using as the universe the developed ex U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund invests in a representative sample of the securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of sampling techniques, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Overall, stocks of small companies in developed international markets generated positive returns for the reporting period. For the 12-month reporting period ended February 28, 2022, U.S. equity markets generated positive returns, while global equity markets were mixed. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer and the Omicron variant in late 2021, market tailwinds included strong corporate earnings, ongoing fiscal, albeit fading, stimulus measures, and optimism related to increased COVID-19 vaccination rates. As a result, for most of the reporting period, through early January 2022, U.S. equity markets posted steady gains, with several key market indices repeatedly exceeding previous record highs. Developed international equity markets were less robust, but for the most part still positive, while emerging markets were weaker. However, beginning in early 2022, equity markets declined in reaction to growing headwinds that included accelerating inflation, an increasing likelihood of rising interest rates, and, in the final week of the reporting period, Russia’s invasion of Ukraine, which drove oil prices above $100 per barrel for the first time since 2014 and roiled stock markets around the world. Despite exhibiting some volatility, the U.S. dollar rose over the reporting period against a basket of foreign currencies, generally reducing the returns on overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended February 28, 2022, the fund’s market price return was 1.61% and its NAV return was 1.86% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 2.17%1 during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. Stocks from Japan detracted the most from the total return of the fund. Japanese stocks represented an average weight of approximately 31% of the fund’s investments and returned approximately -4% in U.S. dollar terms for the reporting period. One example from this market is pharmaceutical company Hisamitsu Pharmaceutical Co., Inc. The fund’s holdings of Hisamitsu Pharmaceutical Co., Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately -48% in U.S. dollar terms for the reporting period.
Stocks from Hong Kong also detracted from the total return of the fund, representing an average weight of approximately 4% of the fund’s investments and returning approximately -7% in U.S. dollar terms for the reporting period.
Stocks form Canada contributed the most to the total return of the fund. Canadian stocks represented an average weight of approximately 8% of the fund’s investments and returned approximately 29% in U.S. dollar terms for the reporting period. One example from this market is oil and gas company Baytex Energy Corp. The fund’s holdings of Baytex Energy Corp. represented an average weight of less than 1% of the fund’s investments and returned approximately 370% in U.S. dollar terms for the reporting period.
Stocks from Israel also contributed to the total return of the fund, representing an average weight of approximately 2% of the fund’s investments and returning approximately 63% in U.S. dollar terms for the reporting period.
Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index is calculated net of foreign withholding taxes.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental International Small Company Index ETF
Performance and Fund Facts as of February 28, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 15, 2013 – February 28, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab Fundamental International Small Company Index ETF (8/15/13)
Market Price Return[2]	1.61%	6.07%	6.32%
NAV Return[2]	1.86%	6.10%	6.35%
Russell RAFITM Developed ex US Small Company Index (Net)[3]	2.17%	6.30%	6.71%
S&P Developed ex-U.S. Small Cap Index (Net)[3]	-2.47%	7.47%	6.76%
ETF Category: Morningstar Foreign Small/Mid Value[4]	5.44%	6.12%	N/A
Fund Expense Ratio[5]: 0.39%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Small-company stocks may be subject to greater volatility than many other asset classes.
Index ownership — The Schwab Fundamental International Small Company Index ETF is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFI™ Developed ex US Small Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental International Small Company Index ETF
Performance and Fund Facts as of February 28, 2022 (continued)

Statistics1
Number of Holdings	1,632
Weighted Average Market Cap (millions)	$3,859
Price/Earnings Ratio (P/E)	10.7
Price/Book Ratio (P/B)	1.1
Portfolio Turnover Rate	28% [2]
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets3
Country Weightings % of Investments4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index ETF as of February 28, 2022

The Schwab Fundamental Emerging Markets Large Company Index ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the Russell RAFITM Emerging Markets Large Company Index (the index). The index measures the performance of the large company size segment by fundamental overall company scores, which are created using as the universe the emerging markets companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund invests in a representative sample of the securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of sampling techniques, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Overall, stocks in emerging markets generally produced negative returns for the reporting period. For the 12-month reporting period ended February 28, 2022, U.S. equity markets generated positive returns, while global equity markets were mixed. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer and the Omicron variant in late 2021, market tailwinds included strong corporate earnings, ongoing, albeit fading, fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. As a result, for most of the reporting period, through early January 2022, U.S. equity markets posted steady gains, with several key market indices repeatedly exceeding previous record highs. Developed international equity markets were less robust, but for the most part still positive, while emerging markets were weaker. However, beginning in early 2022, equity markets declined in reaction to growing headwinds that included accelerating inflation, an increasing likelihood of rising interest rates, and, in the final week of the reporting period, Russia’s invasion of Ukraine, which drove oil prices above $100 per barrel for the first time since 2014 and roiled stock markets around the world. Despite exhibiting some volatility, the U.S. dollar rose over the reporting period against a basket of foreign currencies, generally reducing the returns on overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended February 28, 2022, the fund’s market price return was 5.31% and its NAV return was 2.97% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 6.51%1 during the same period. Fair valuation2 of the fund’s holdings detracted from the fund’s relative performance. Differences between the return of the fund and the return of the index may also be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. Stocks from Russia detracted the most from the total return of the fund. Russian stocks also detracted from the fund’s performance relative to the index as a result of the Russian stock exchange closure resulting in fair valuation2 of Russian securities by the fund but not the index. Russian stocks represented an average weight of approximately 12% of the fund’s investments and returned approximately -67% in U.S. dollar terms for the reporting period. The average weight of Russian stocks in the index was also approximately 12% but returned approximately -36% in U.S. dollar terms for the reporting period. One example from this market is LUKOIL PJSC, which explores for, produces, refines, transports, and markets oil and gas mainly from Western Siberia. The fund’s holdings of LUKOIL PJSC represented an average weight of approximately 3% of the fund’s investments and returned approximately -64% in U.S. dollar terms for the reporting period. The average weight of LUKOIL PJSC in the index was also approximately 3% but returned approximately -30% in U.S. dollar terms for the reporting period.
Stocks from China also detracted from the total return of the fund, representing an average weight of approximately 25% of the fund’s investments and returning approximately -8% in U.S. dollar terms for the reporting period.
Stocks from Brazil contributed the most to the total return of the fund. Brazilian stocks represented an average weight of approximately 10% of the fund’s investments and returned approximately 39% in U.S. dollar terms for the reporting period. One example from this market is Petroleo Brasileiro S.A., which refines, markets, and supplies oil products. The fund’s preferred stock holdings of Petroleo Brasileiro S.A. represented an average weight of approximately 1% of the fund’s investments and returned approximately 102% in U.S. dollar terms for the reporting period.
Stocks from South Africa also contributed to the total return of the fund, representing an average weight of 7% of the fund’s investments and returning approximately 52% in U.S. dollar terms for the reporting period.
Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index is calculated net of foreign withholding taxes.
[2]	Fair valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees (see financial note 2(a) for additional information).

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index ETF
Performance and Fund Facts as of February 28, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 15, 2013 – February 28, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab Fundamental Emerging Markets Large Company Index ETF (8/15/13)
Market Price Return[2]	5.31%	6.07%	4.58%
NAV Return[2]	2.97%	5.55%	4.34%
Russell RAFITM Emerging Markets Large Company Index (Net)[3]	6.51%	6.76%	5.30%
MSCI Emerging Markets Index (Net)[3]	-10.69%	6.99%	4.61%
ETF Category: Morningstar Diversified Emerging Markets[4]	-9.68%	6.68%	N/A
Fund Expense Ratio[5]: 0.39%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Emerging markets involve heightened risks related to the same factors as international investing, as well as increased volatility and lower trading volume.
Index ownership — The Schwab Fundamental Emerging Markets Large Company Index ETF is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFI™ Emerging Markets Large Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index ETF
Performance and Fund Facts as of February 28, 2022 (continued)

Statistics1
Number of Holdings	328
Weighted Average Market Cap (millions)	$85,115
Price/Earnings Ratio (P/E)	7.7
Price/Book Ratio (P/B)	1.2
Portfolio Turnover Rate	20% [2]
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets3
Country Weightings % of Investments4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2021 and held through February 28, 2022.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED) [1]	BEGINNING ACCOUNT VALUE AT 9/1/21	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 2/28/22	EXPENSES PAID DURING PERIOD 9/1/21-2/28/22[2]
Schwab Fundamental U.S. Broad Market Index ETF
Actual Return	0.25%	$1,000.00	$1,022.90	$1.25
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.55	$1.25
Schwab Fundamental U.S. Large Company Index ETF
Actual Return	0.25%	$1,000.00	$1,025.80	$1.26
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.55	$1.25
Schwab Fundamental U.S. Small Company Index ETF
Actual Return	0.25%	$1,000.00	$ 989.60	$1.23
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.55	$1.25
Schwab Fundamental International Large Company Index ETF
Actual Return	0.25%	$1,000.00	$ 998.30	$1.24
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.55	$1.25
Schwab Fundamental International Small Company Index ETF
Actual Return	0.39%	$1,000.00	$ 919.30	$1.86
Hypothetical 5% Return	0.39%	$1,000.00	$1,022.86	$1.96
Schwab Fundamental Emerging Markets Large Company Index ETF
Actual Return	0.39%	$1,000.00	$ 932.40	$1.87
Hypothetical 5% Return	0.39%	$1,000.00	$1,022.86	$1.96

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Broad Market Index ETF
Financial Statements
FINANCIAL HIGHLIGHTS
	3/1/21– 2/28/22	3/1/20– 2/28/21	3/1/19– 2/29/20	3/1/18– 2/28/19	3/1/17– 2/28/18
Per-Share Data
Net asset value at beginning of period	$48.26	$37.17	$37.60	$36.95	$33.82
Income (loss) from investment operations:
Net investment income (loss)[1]	0.98	0.92	0.94	0.84	0.75
Net realized and unrealized gains (losses)	8.04	11.13	(0.43)	0.62	3.09
Total from investment operations	9.02	12.05	0.51	1.46	3.84
Less distributions:
Distributions from net investment income	(0.94)	(0.96)	(0.94)	(0.81)	(0.71)
Net asset value at end of period	$56.34	$48.26	$37.17	$37.60	$36.95
Total return	18.80%	33.35%	1.25%	3.98%	11.51%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income (loss)	1.79%	2.36%	2.38%	2.26%	2.14%
Portfolio turnover rate[2]	13%	14%	13%	11%	10%
Net assets, end of period (x 1,000)	$425,341	$284,726	$262,018	$276,382	$260,469

[1]	Calculated based on the average shares outstanding during the period.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings  as of February 28, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.7% OF NET ASSETS

Automobiles & Components 1.6%
Adient plc *	3,093	138,412
American Axle & Manufacturing Holdings, Inc. *	7,666	70,987
Aptiv plc *	2,290	296,418
Autoliv, Inc.	1,623	142,840
BorgWarner, Inc.	5,959	244,379
Cooper-Standard Holding, Inc. *	2,157	27,437
Dana, Inc.	4,520	84,162
Dorman Products, Inc. *	308	28,773
Ford Motor Co.	139,995	2,458,312
Fox Factory Holding Corp. *	116	13,690
General Motors Co. *	40,775	1,905,008
Gentex Corp.	3,888	117,690
Gentherm, Inc. *	415	35,209
Harley-Davidson, Inc.	3,670	151,571
LCI Industries	357	44,454
Lear Corp.	2,116	332,931
Modine Manufacturing Co. *	1,984	20,038
Patrick Industries, Inc.	343	24,470
Standard Motor Products, Inc.	577	25,221
Stoneridge, Inc. *	621	10,253
Tenneco, Inc., Class A *	5,232	100,873
Tesla, Inc. *	134	116,638
The Goodyear Tire & Rubber Co. *	20,146	312,062
Thor Industries, Inc.	1,159	104,889
Veoneer, Inc. *	590	20,915
Visteon Corp. *	1,222	146,848
Winnebago Industries, Inc.	492	31,522
		7,006,002

Banks 7.2%
Ameris Bancorp	280	13,860
Associated Banc-Corp.	2,298	56,048
Atlantic Union Bankshares Corp.	584	23,728
Axos Financial, Inc. *	361	19,761
Bank of America Corp.	106,233	4,695,499
Bank of Hawaii Corp.	495	42,659
Bank OZK	1,152	54,167
BankUnited, Inc.	1,388	61,350
Banner Corp.	437	26,924
Berkshire Hills Bancorp, Inc.	579	18,007
BOK Financial Corp.	337	34,610
Brookline Bancorp, Inc.	865	14,826
Cadence Bank	1,887	59,667
Capitol Federal Financial, Inc.	1,969	21,502
Cathay General Bancorp	889	41,810
Central Pacific Financial Corp.	595	17,368
Citigroup, Inc.	64,979	3,848,706
Citizens Financial Group, Inc.	7,359	385,759
City Holding Co.	135	10,755
Columbia Banking System, Inc.	807	29,560
Comerica, Inc.	2,966	283,223
SECURITY	NUMBER OF SHARES	VALUE ($)
Commerce Bancshares, Inc.	747	53,620
Community Bank System, Inc.	338	24,654
Credicorp Ltd.	1,616	244,420
Cullen/Frost Bankers, Inc.	479	67,410
CVB Financial Corp.	1,122	26,457
Eagle Bancorp, Inc.	279	16,718
East West Bancorp, Inc.	1,095	95,878
Essent Group Ltd.	767	33,886
F.N.B. Corp.	4,639	62,302
Federal Agricultural Mortgage Corp., Class C	159	19,668
Fifth Third Bancorp	11,305	540,831
First BanCorp	1,902	26,856
First Busey Corp.	516	14,164
First Citizens BancShares, Inc., Class A	227	178,978
First Commonwealth Financial Corp.	1,115	18,007
First Financial Bancorp	998	24,531
First Financial Bankshares, Inc.	372	17,826
First Hawaiian, Inc.	1,849	53,750
First Horizon Corp.	3,695	86,759
First Interstate BancSystem, Inc., Class A	1,175	47,705
First Merchants Corp.	418	18,283
First Republic Bank	532	92,174
Flagstar Bancorp, Inc.	593	27,029
Fulton Financial Corp.	2,446	44,077
Glacier Bancorp, Inc.	559	30,969
Hancock Whitney Corp.	968	53,898
Hanmi Financial Corp.	551	14,392
Heartland Financial USA, Inc.	286	14,191
Hilltop Holdings, Inc.	738	22,819
Home BancShares, Inc.	1,573	36,824
Hope Bancorp, Inc.	1,918	32,529
Huntington Bancshares, Inc.	16,073	249,453
Independent Bank Corp.	218	18,750
Independent Bank Group, Inc.	179	13,810
International Bancshares Corp.	638	27,440
Investors Bancorp, Inc.	4,042	67,663
JPMorgan Chase & Co.	42,042	5,961,556
KeyCorp	12,185	305,478
M&T Bank Corp.	2,630	479,265
MGIC Investment Corp.	5,110	77,570
National Bank Holdings Corp., Class A	315	13,980
NBT Bancorp, Inc.	543	20,835
New York Community Bancorp, Inc.	7,315	84,415
Northwest Bancshares, Inc.	1,314	18,501
OFG Bancorp	738	20,797
Old National Bancorp	3,476	63,541
Pacific Premier Bancorp, Inc.	312	12,078
PacWest Bancorp	1,989	98,296
Park National Corp.	143	19,171
PennyMac Financial Services, Inc.	267	15,419
People's United Financial, Inc.	4,546	95,830
Pinnacle Financial Partners, Inc.	362	36,591
Popular, Inc.	1,165	107,005
Prosperity Bancshares, Inc.	671	49,963
Provident Financial Services, Inc.	865	20,526
Radian Group, Inc.	3,156	75,428

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Regions Financial Corp.	12,140	293,667
Renasant Corp.	506	18,474
S&T Bancorp, Inc.	479	14,892
Sandy Spring Bancorp, Inc.	346	16,293
ServisFirst Bancshares, Inc.	197	17,214
Signature Bank	257	88,637
Simmons First National Corp., Class A	972	27,721
Southside Bancshares, Inc.	275	11,465
SouthState Corp.	379	34,110
SVB Financial Group *	183	110,898
Synovus Financial Corp.	1,595	83,977
Texas Capital Bancshares, Inc. *	489	32,567
The Bank of NT Butterfield & Son Ltd.	567	21,773
The PNC Financial Services Group, Inc.	5,856	1,166,808
Tompkins Financial Corp.	139	10,995
Towne Bank	545	16,993
Truist Financial Corp.	10,296	640,617
Trustmark Corp.	928	29,223
U.S. Bancorp	22,611	1,278,426
UMB Financial Corp.	313	31,882
Umpqua Holdings Corp.	3,461	73,892
United Bankshares, Inc.	1,068	39,110
United Community Banks, Inc.	593	22,925
Valley National Bancorp	3,378	47,191
Walker & Dunlop, Inc.	312	43,165
Washington Federal, Inc.	1,383	49,207
Webster Financial Corp.	1,673	100,731
Wells Fargo & Co.	113,356	6,049,810
WesBanco, Inc.	639	23,349
Westamerica BanCorp	207	12,279
Western Alliance Bancorp	366	34,309
Wintrust Financial Corp.	550	54,648
WSFS Financial Corp.	307	15,605
Zions Bancorp NA	2,731	193,601
		30,461,209

Capital Goods 7.3%
3M Co.	7,996	1,188,605
A.O. Smith Corp.	1,459	100,058
AAON, Inc.	225	13,176
AAR Corp. *	939	42,199
Acuity Brands, Inc.	706	128,753
Advanced Drainage Systems, Inc.	145	16,924
AECOM	2,916	211,877
AerCap Holdings N.V. *	4,204	228,824
Aerojet Rocketdyne Holdings, Inc.	582	22,553
AGCO Corp.	1,076	129,292
Air Lease Corp.	1,584	66,148
Alamo Group, Inc.	131	18,223
Albany International Corp., Class A	317	27,839
Allegion plc	608	69,628
Allison Transmission Holdings, Inc.	3,800	151,772
Altra Industrial Motion Corp.	485	20,598
American Woodmark Corp. *	365	19,557
AMETEK, Inc.	1,430	185,600
API Group Corp. *	1,272	27,437
Apogee Enterprises, Inc.	788	35,515
Applied Industrial Technologies, Inc.	619	62,581
Arcosa, Inc.	979	51,564
Argan, Inc.	397	15,439
Armstrong World Industries, Inc.	450	39,780
Astec Industries, Inc.	435	21,663
Astronics Corp. *	1,066	15,681
Atkore, Inc. *	255	25,936
AZZ, Inc.	525	25,846
Barnes Group, Inc.	958	44,499
Beacon Roofing Supply, Inc. *	988	58,974
SECURITY	NUMBER OF SHARES	VALUE ($)
Boise Cascade Co.	1,166	93,210
Builders FirstSource, Inc. *	1,393	103,667
BWX Technologies, Inc.	955	51,016
Carlisle Cos., Inc.	772	183,273
Carrier Global Corp.	12,674	568,809
Caterpillar, Inc.	6,182	1,159,620
Chart Industries, Inc. *	121	17,472
CIRCOR International, Inc. *	421	11,342
Colfax Corp. *	1,265	50,866
Columbus McKinnon Corp.	316	14,422
Comfort Systems USA, Inc.	487	41,872
Crane Co.	642	64,893
CSW Industrials, Inc.	89	10,709
Cummins, Inc.	2,741	559,493
Curtiss-Wright Corp.	652	96,183
Deere & Co.	2,315	833,446
Donaldson Co., Inc.	1,425	77,335
Douglas Dynamics, Inc.	381	13,998
Dover Corp.	1,395	218,820
Dycom Industries, Inc. *	775	67,472
Eaton Corp. plc	5,442	839,646
EMCOR Group, Inc.	1,196	138,186
Emerson Electric Co.	8,264	767,891
Encore Wire Corp.	398	46,335
Enerpac Tool Group Corp.	649	11,195
EnerSys	696	50,620
EnPro Industries, Inc.	307	33,905
ESCO Technologies, Inc.	226	15,723
Evoqua Water Technologies Corp. *	392	16,723
Fastenal Co.	4,347	223,697
Federal Signal Corp.	685	24,735
Flowserve Corp.	2,513	76,320
Fluor Corp. *	9,154	198,276
Fortive Corp.	1,974	127,816
Fortune Brands Home & Security, Inc.	1,683	146,253
Franklin Electric Co., Inc.	429	36,276
GATX Corp.	854	91,062
Generac Holdings, Inc. *	131	41,327
General Dynamics Corp.	4,607	1,080,111
General Electric Co.	22,996	2,196,348
Gibraltar Industries, Inc. *	312	15,076
GMS, Inc. *	771	41,827
Graco, Inc.	1,025	73,892
GrafTech International Ltd.	947	9,546
Granite Construction, Inc.	1,467	44,406
Great Lakes Dredge & Dock Corp. *	815	11,500
Griffon Corp.	952	21,944
H&E Equipment Services, Inc.	916	38,252
HEICO Corp.	151	22,274
HEICO Corp., Class A	253	31,099
Helios Technologies, Inc.	166	13,016
Herc Holdings, Inc.	337	53,623
Hexcel Corp.	1,677	97,098
Hillenbrand, Inc.	948	45,229
Honeywell International, Inc.	6,988	1,325,973
Howmet Aerospace, Inc.	6,315	226,835
Hubbell, Inc.	646	115,150
Huntington Ingalls Industries, Inc.	919	187,844
Hyster-Yale Materials Handling, Inc.	361	13,819
IDEX Corp.	497	95,374
Illinois Tool Works, Inc.	3,172	686,230
Ingersoll Rand, Inc.	821	41,477
ITT, Inc.	912	80,137
JELD-WEN Holding, Inc. *	1,360	31,389
John Bean Technologies Corp.	194	21,994
Johnson Controls International plc	8,688	564,372
Kadant, Inc.	81	15,985
Kaman Corp.	696	30,213

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Kennametal, Inc.	1,348	42,745
Kratos Defense & Security Solutions, Inc. *	476	9,958
L3Harris Technologies, Inc.	1,511	381,240
Lennox International, Inc.	260	69,402
Lincoln Electric Holdings, Inc.	755	96,232
Lindsay Corp.	102	13,383
Lockheed Martin Corp.	2,996	1,299,665
Masco Corp.	2,959	165,822
Masonite International Corp. *	413	38,958
MasTec, Inc. *	851	67,025
Matrix Service Co. *	2,236	15,518
Maxar Technologies, Inc.	855	27,736
McGrath RentCorp	324	26,335
MDU Resources Group, Inc.	3,727	99,772
Mercury Systems, Inc. *	255	15,356
Meritor, Inc. *	1,601	57,012
Moog, Inc., Class A	780	64,826
MRC Global, Inc. *	3,796	38,340
MSC Industrial Direct Co., Inc., Class A	1,004	77,790
Mueller Industries, Inc.	1,246	71,084
Mueller Water Products, Inc., Class A	1,931	24,504
MYR Group, Inc. *	287	25,758
National Presto Industries, Inc.	134	10,653
Nordson Corp.	392	88,784
Northrop Grumman Corp.	2,081	920,093
NOW, Inc. *	6,013	56,161
nVent Electric plc	2,440	82,789
Oshkosh Corp.	1,357	150,681
Otis Worldwide Corp.	2,816	220,577
Owens Corning	2,108	196,445
PACCAR, Inc.	6,483	595,204
Parker-Hannifin Corp.	1,372	406,647
Parsons Corp. *	332	11,507
Pentair plc	1,715	99,316
PGT Innovations, Inc. *	608	13,078
Primoris Services Corp.	1,483	39,107
Proto Labs, Inc. *	205	11,527
Quanex Building Products Corp.	817	18,677
Quanta Services, Inc.	2,007	218,643
Raytheon Technologies Corp.	12,760	1,310,452
RBC Bearings, Inc. *	136	26,364
Regal Rexnord Corp.	843	135,175
Resideo Technologies, Inc. *	2,188	56,319
Rockwell Automation, Inc.	976	260,182
Roper Technologies, Inc.	454	203,492
Rush Enterprises, Inc., Class A	1,456	75,625
Sensata Technologies Holding plc *	1,768	102,385
Simpson Manufacturing Co., Inc.	393	46,574
SiteOne Landscape Supply, Inc. *	132	22,761
Snap-on, Inc.	829	174,239
Spirit AeroSystems Holdings, Inc., Class A	4,300	215,000
SPX Corp. *	247	12,523
SPX FLOW, Inc.	361	31,006
Standex International Corp.	189	20,021
Stanley Black & Decker, Inc.	1,656	269,431
Tennant Co.	236	18,592
Terex Corp.	1,263	52,137
Textainer Group Holdings Ltd.	431	15,305
Textron, Inc.	4,261	311,607
The Boeing Co. *	8,916	1,830,811
The Greenbrier Cos., Inc.	1,529	67,933
The Manitowoc Co., Inc. *	859	14,199
The Middleby Corp. *	427	75,844
The Timken Co.	963	63,134
The Toro Co.	778	72,984
Trane Technologies plc	1,759	270,763
TransDigm Group, Inc. *	384	255,971
Trex Co., Inc. *	263	24,154
SECURITY	NUMBER OF SHARES	VALUE ($)
Trinity Industries, Inc.	2,081	60,058
Triton International Ltd.	997	65,483
Tutor Perini Corp. *	3,128	30,654
UFP Industries, Inc.	1,224	104,958
United Rentals, Inc. *	1,080	347,350
Univar Solutions, Inc. *	3,883	119,247
Valmont Industries, Inc.	277	59,957
Vectrus, Inc. *	335	15,356
W.W. Grainger, Inc.	647	308,658
Wabash National Corp.	2,745	46,775
Watsco, Inc.	379	103,490
Watts Water Technologies, Inc., Class A	233	33,540
Welbilt, Inc. *	1,059	25,035
WESCO International, Inc. *	1,333	162,266
Westinghouse Air Brake Technologies Corp.	1,455	135,053
Woodward, Inc.	511	63,686
Xylem, Inc.	1,088	96,778
Zurn Water Solutions Corp.	970	31,544
		31,135,699

Commercial & Professional Services 1.1%
ABM Industries, Inc.	1,885	84,505
ACCO Brands Corp.	3,789	32,585
ADT, Inc.	3,850	28,144
ASGN, Inc. *	567	62,818
Booz Allen Hamilton Holding Corp.	1,297	104,655
Brady Corp., Class A	718	33,085
BrightView Holdings, Inc. *	1,136	15,347
CACI International, Inc., Class A *	337	94,289
CBIZ, Inc. *	557	21,673
Cimpress plc *	234	14,740
Cintas Corp.	554	207,927
Clean Harbors, Inc. *	647	61,743
Copart, Inc. *	648	79,626
CoreCivic, Inc. *	9,102	82,919
CoStar Group, Inc. *	545	33,250
Deluxe Corp.	1,600	49,776
Equifax, Inc.	524	114,410
Exponent, Inc.	170	16,109
FTI Consulting, Inc. *	429	62,634
Harsco Corp. *	1,751	20,854
Healthcare Services Group, Inc.	1,897	30,011
Heidrick & Struggles International, Inc.	283	12,098
HNI Corp.	1,305	53,100
Huron Consulting Group, Inc. *	354	17,463
IAA, Inc. *	568	20,868
ICF International, Inc.	288	25,523
Insperity, Inc.	293	26,355
Interface, Inc.	1,776	23,177
Jacobs Engineering Group, Inc.	1,724	212,052
KAR Auction Services, Inc. *	3,331	61,490
KBR, Inc.	2,095	103,996
Kelly Services, Inc., Class A	3,604	76,477
Kforce, Inc.	457	34,357
Korn Ferry	670	44,394
Leidos Holdings, Inc.	2,271	231,279
ManpowerGroup, Inc.	2,831	300,879
ManTech International Corp., Class A	457	38,100
Matthews International Corp., Class A	872	28,933
MillerKnoll, Inc.	1,721	66,912
MSA Safety, Inc.	207	28,794
Nielsen Holdings plc	8,992	156,641
Pitney Bowes, Inc.	8,524	42,450
Republic Services, Inc.	2,206	265,338
Resources Connection, Inc.	1,319	21,895
Robert Half International, Inc.	1,857	223,379
Rollins, Inc.	885	28,878

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Science Applications International Corp.	1,064	93,302
SP Plus Corp. *	709	21,164
Steelcase, Inc., Class A	3,718	45,248
Stericycle, Inc. *	924	53,925
Tetra Tech, Inc.	406	64,461
The Brink's Co.	467	32,718
The GEO Group, Inc. *	9,641	57,460
TransUnion	682	61,898
TriNet Group, Inc. *	284	24,796
TrueBlue, Inc. *	2,016	54,835
UniFirst Corp.	224	40,600
US Ecology, Inc. *	495	23,483
Verisk Analytics, Inc.	553	98,069
Viad Corp. *	532	18,588
Waste Management, Inc.	4,179	603,448
		4,689,923

Consumer Durables & Apparel 1.5%
Acushnet Holdings Corp.	389	17,038
Beazer Homes USA, Inc. *	912	14,929
Brunswick Corp.	1,144	109,275
Callaway Golf Co. *	856	21,177
Capri Holdings Ltd. *	3,150	213,381
Carter's, Inc.	1,026	99,194
Cavco Industries, Inc. *	104	28,354
Century Communities, Inc.	329	20,964
Columbia Sportswear Co.	406	37,644
Crocs, Inc. *	184	15,406
D.R. Horton, Inc.	4,221	360,473
Deckers Outdoor Corp. *	195	56,285
Ethan Allen Interiors, Inc.	1,017	26,503
Fossil Group, Inc. *	2,683	36,274
Garmin Ltd.	1,020	112,649
G-III Apparel Group Ltd. *	1,742	48,323
Hanesbrands, Inc.	8,038	124,187
Hasbro, Inc.	1,424	138,199
Helen of Troy Ltd. *	224	46,070
Installed Building Products, Inc.	112	10,830
iRobot Corp. *	323	20,078
KB Home	1,583	61,120
Kontoor Brands, Inc.	984	48,747
La-Z-Boy, Inc.	1,144	33,382
Leggett & Platt, Inc.	2,576	95,518
Lennar Corp., Class A	3,709	333,365
LGI Homes, Inc. *	186	23,460
Lululemon Athletica, Inc. *	332	106,220
M.D.C Holdings, Inc.	964	42,744
M/I Homes, Inc. *	617	30,412
Mattel, Inc. *	3,793	94,749
Meritage Homes Corp. *	710	69,992
Mohawk Industries, Inc. *	1,180	166,120
Movado Group, Inc.	460	18,133
Newell Brands, Inc.	6,078	144,353
NIKE, Inc., Class B	6,500	887,575
NVR, Inc. *	43	213,213
Oxford Industries, Inc.	322	28,462
Polaris, Inc.	971	117,986
PulteGroup, Inc.	5,619	279,040
PVH Corp.	2,133	208,799
Ralph Lauren Corp.	1,123	148,281
Skechers U.S.A., Inc., Class A *	1,982	91,132
Skyline Champion Corp. *	224	15,062
Smith & Wesson Brands, Inc.	842	14,844
Steven Madden Ltd.	1,420	60,577
Sturm Ruger & Co., Inc.	329	23,823
Tapestry, Inc.	4,485	183,437
Taylor Morrison Home Corp. *	2,590	76,405
SECURITY	NUMBER OF SHARES	VALUE ($)
Tempur Sealy International, Inc.	1,293	42,682
Toll Brothers, Inc.	2,168	117,636
TopBuild Corp. *	224	48,088
Tri Pointe Homes, Inc. *	3,523	78,810
Tupperware Brands Corp. *	1,730	31,538
Under Armour, Inc., Class A *	1,789	32,005
Under Armour, Inc., Class C *	1,902	29,728
Universal Electronics, Inc. *	329	10,933
VF Corp.	4,312	250,182
Vista Outdoor, Inc. *	788	28,723
Whirlpool Corp.	1,498	301,503
Wolverine World Wide, Inc.	1,705	39,266
		6,185,278

Consumer Services 2.3%
Adtalem Global Education, Inc. *	1,544	32,084
American Public Education, Inc. *	507	10,120
Aramark	5,313	196,369
Arcos Dorados Holdings, Inc., Class A *	4,455	34,437
Bally's Corp. *	247	8,897
BJ's Restaurants, Inc. *	643	20,621
Bloomin' Brands, Inc. *	2,486	61,181
Booking Holdings, Inc. *	425	923,206
Boyd Gaming Corp. *	747	52,992
Bright Horizons Family Solutions, Inc. *	349	45,593
Brinker International, Inc. *	1,238	52,665
Caesars Entertainment, Inc. *	289	24,331
Carnival Corp. *	18,123	368,441
Chipotle Mexican Grill, Inc. *	93	141,672
Choice Hotels International, Inc.	181	26,127
Churchill Downs, Inc.	254	61,181
Cracker Barrel Old Country Store, Inc.	590	79,219
Darden Restaurants, Inc.	1,261	183,122
Dave & Buster's Entertainment, Inc. *	974	42,213
Denny's Corp. *	1,163	18,399
Dine Brands Global, Inc.	269	22,553
Domino's Pizza, Inc.	346	149,545
Everi Holdings, Inc. *	572	13,385
Expedia Group, Inc. *	1,416	277,692
Frontdoor, Inc. *	394	11,840
Graham Holdings Co., Class B	100	60,113
Grand Canyon Education, Inc. *	497	43,155
H&R Block, Inc.	3,742	92,839
Hilton Grand Vacations, Inc. *	1,158	60,054
Hilton Worldwide Holdings, Inc. *	1,903	283,281
Houghton Mifflin Harcourt Co. *	2,589	54,240
Hyatt Hotels Corp., Class A *	862	83,709
International Game Technology plc	2,944	90,145
Jack in the Box, Inc.	622	53,660
Las Vegas Sands Corp. *	6,979	299,120
Laureate Education, Inc.	3,106	33,669
Marriott International, Inc., Class A *	2,257	384,006
Marriott Vacations Worldwide Corp.	495	79,532
McDonald's Corp.	7,176	1,756,470
MGM Resorts International	7,129	315,743
Norwegian Cruise Line Holdings Ltd. *	7,719	150,443
Papa John's International, Inc.	203	21,684
Penn National Gaming, Inc. *	975	50,066
Perdoceo Education Corp. *	1,502	15,726
Planet Fitness, Inc., Class A *	361	30,551
Red Robin Gourmet Burgers, Inc. *	919	16,128
Red Rock Resorts, Inc., Class A	623	31,324
Regis Corp. *	4,111	7,441
Royal Caribbean Cruises Ltd. *	3,943	318,279
Ruth's Hospitality Group, Inc.	572	14,191
Scientific Games Corp., Class A *	575	36,179
SeaWorld Entertainment, Inc. *	431	29,907

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Service Corp. International	1,497	91,092
Six Flags Entertainment Corp. *	2,044	89,241
Starbucks Corp.	11,210	1,028,966
Strategic Education, Inc.	309	18,237
Stride, Inc. *	966	32,438
Terminix Global Holdings, Inc. *	989	42,092
Texas Roadhouse, Inc.	689	65,393
The Cheesecake Factory, Inc. *	1,042	44,587
The Wendy's Co.	3,515	79,931
Travel & Leisure Co.	1,787	100,161
Vail Resorts, Inc.	270	70,349
WW International, Inc. *	670	6,827
Wyndham Hotels & Resorts, Inc.	738	63,771
Wynn Resorts Ltd. *	1,325	114,639
Yum China Holdings, Inc.	3,511	182,642
Yum! Brands, Inc.	3,214	393,972
		9,693,878

Diversified Financials 5.8%
Affiliated Managers Group, Inc.	744	102,940
AGNC Investment Corp.	5,992	77,357
Ally Financial, Inc.	9,628	480,437
American Express Co.	8,791	1,710,201
Ameriprise Financial, Inc.	1,865	559,108
Annaly Capital Management, Inc.	14,486	100,823
Apollo Commercial Real Estate Finance, Inc.	2,020	26,361
Apollo Global Management, Inc.	2,287	149,250
Arbor Realty Trust, Inc.	817	14,706
Ares Management Corp., Class A	201	16,299
Artisan Partners Asset Management, Inc., Class A	626	23,857
Berkshire Hathaway, Inc., Class B *	22,602	7,265,413
BGC Partners, Inc., Class A	5,651	25,882
BlackRock, Inc.	966	718,598
Blackstone Mortgage Trust, Inc., Class A	1,440	45,763
Blucora, Inc. *	779	15,502
Brightsphere Investment Group, Inc.	1,072	25,589
BrightSpire Capital, Inc.	1,288	11,412
Cannae Holdings, Inc. *	1,035	27,790
Capital One Financial Corp.	9,730	1,491,317
Cboe Global Markets, Inc.	703	82,455
Chimera Investment Corp.	4,574	55,666
CME Group, Inc.	1,640	387,909
Cohen & Steers, Inc.	204	16,577
Compass Diversified Holdings	1,176	27,942
Credit Acceptance Corp. *	84	46,210
Discover Financial Services	7,072	872,968
Donnelley Financial Solutions, Inc. *	570	18,297
Encore Capital Group, Inc. *	462	30,487
Enova International, Inc. *	613	24,992
Equitable Holdings, Inc.	4,412	144,096
Evercore, Inc., Class A	614	77,984
FactSet Research Systems, Inc.	156	63,350
Federated Hermes, Inc.	1,919	62,694
FirstCash Holdings, Inc.	668	48,123
Franklin Resources, Inc.	9,805	291,503
Green Dot Corp., Class A *	574	16,445
Houlihan Lokey, Inc.	343	35,281
Interactive Brokers Group, Inc., Class A	185	12,243
Intercontinental Exchange, Inc.	2,790	357,455
Invesco Ltd.	8,469	179,881
Invesco Mortgage Capital, Inc.	11,379	24,806
Jackson Financial, Inc., Class A	727	29,727
Janus Henderson Group plc	2,137	71,739
Jefferies Financial Group, Inc.	3,206	113,941
KKR & Co., Inc.	3,424	205,851
SECURITY	NUMBER OF SHARES	VALUE ($)
Ladder Capital Corp.	2,585	29,624
Lazard Ltd., Class A	2,051	70,924
LPL Financial Holdings, Inc.	808	146,208
MarketAxess Holdings, Inc.	74	28,226
MFA Financial, Inc.	9,067	36,812
Moelis & Co., Class A	499	24,057
Moody's Corp.	644	207,387
Morgan Stanley	14,111	1,280,432
Morningstar, Inc.	88	24,697
MSCI, Inc.	188	94,318
Nasdaq, Inc.	592	101,321
Navient Corp.	11,942	210,299
Nelnet, Inc., Class A	289	23,279
New Residential Investment Corp.	13,405	139,144
New York Mortgage Trust, Inc.	6,097	21,400
Northern Trust Corp.	2,216	252,402
OneMain Holdings, Inc.	1,493	76,113
PennyMac Mortgage Investment Trust	1,650	25,740
Piper Sandler Cos.	152	22,497
PRA Group, Inc. *	672	29,991
PROG Holdings, Inc. *	1,584	48,534
Raymond James Financial, Inc.	1,637	179,497
Redwood Trust, Inc.	2,144	22,276
S&P Global, Inc.	1,547	581,400
SEI Investments Co.	1,501	87,929
SLM Corp.	3,898	76,791
Starwood Property Trust, Inc.	3,666	87,397
State Street Corp.	4,945	421,957
Stifel Financial Corp.	701	51,523
Synchrony Financial	20,029	856,841
T. Rowe Price Group, Inc.	2,417	349,401
The Bank of New York Mellon Corp.	16,297	866,185
The Carlyle Group, Inc.	587	27,513
The Charles Schwab Corp. (a)	4,174	352,536
The Goldman Sachs Group, Inc.	4,600	1,569,934
TPG RE Finance Trust, Inc.	1,120	13,261
Tradeweb Markets, Inc., Class A	184	15,544
Two Harbors Investment Corp.	7,918	40,065
Virtu Financial, Inc., Class A	400	14,032
Virtus Investment Partners, Inc.	58	13,956
Voya Financial, Inc.	1,620	109,107
WisdomTree Investments, Inc.	2,469	13,900
World Acceptance Corp. *	130	25,541
		24,857,218

Energy 9.5%
Alto Ingredients, Inc. *	2,771	16,155
Antero Resources Corp. *	8,048	184,541
APA Corp.	6,179	220,158
Arch Resources, Inc. (b)	992	118,415
Archrock, Inc.	3,527	29,450
Baker Hughes Co.	22,138	650,414
Callon Petroleum Co. *	585	32,971
Centennial Resource Development, Inc., Class A *	5,140	45,129
ChampionX Corp. *	1,289	27,597
Cheniere Energy, Inc.	1,235	164,132
Chevron Corp.	50,402	7,257,888
CNX Resources Corp. *	4,844	79,151
ConocoPhillips	26,482	2,512,083
CONSOL Energy, Inc. *	2,060	63,324
Continental Resources, Inc.	1,105	61,250
Core Laboratories N.V.	941	25,934
Coterra Energy, Inc.	8,350	194,806
CVR Energy, Inc.	2,126	36,971
Delek US Holdings, Inc. *	5,369	92,508
Devon Energy Corp.	4,908	292,271

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
DHT Holdings, Inc.	2,757	17,342
Diamondback Energy, Inc.	1,771	244,575
Dril-Quip, Inc. *	973	28,061
DTE Midstream LLC *	1,347	71,526
EOG Resources, Inc.	7,435	854,430
EQT Corp.	2,953	68,332
Equitrans Midstream Corp.	7,559	48,453
Exxon Mobil Corp.	138,195	10,837,252
Golar LNG Ltd. *	1,105	19,227
Green Plains, Inc. *	1,483	48,553
Halliburton Co.	17,138	574,637
Helix Energy Solutions Group, Inc. *	4,063	16,455
Helmerich & Payne, Inc.	5,197	188,287
Hess Corp.	1,844	186,355
HollyFrontier Corp. *	10,890	331,601
International Seaways, Inc.	1,603	29,319
Kinder Morgan, Inc.	45,919	798,991
Kosmos Energy Ltd. *	10,779	52,386
Liberty Oilfield Services, Inc., Class A *	1,137	14,190
Magnolia Oil & Gas Corp., Class A	1,423	31,804
Marathon Oil Corp.	22,148	499,659
Marathon Petroleum Corp.	28,700	2,234,869
Matador Resources Co.	746	37,002
Murphy Oil Corp.	5,083	176,228
Nabors Industries Ltd. *	920	115,497
NexTier Oilfield Solutions, Inc. *	5,818	46,311
Nordic American Tankers Ltd.	7,021	16,991
NOV, Inc.	23,031	394,982
Occidental Petroleum Corp.	24,881	1,088,046
Oceaneering International, Inc. *	4,614	67,549
Oil States International, Inc. *	4,463	23,341
ONEOK, Inc.	6,803	444,236
Ovintiv, Inc.	3,859	176,935
Par Pacific Holdings, Inc. *	1,677	22,807
Patterson-UTI Energy, Inc.	10,481	151,241
PBF Energy, Inc., Class A *	17,861	296,850
PDC Energy, Inc.	1,112	71,746
Peabody Energy Corp. *	12,442	215,744
Phillips 66	24,515	2,065,144
Pioneer Natural Resources Co.	1,666	399,174
ProPetro Holding Corp. *	3,108	39,689
Range Resources Corp. *	1,989	45,648
Renewable Energy Group, Inc. *	867	53,321
Schlumberger N.V.	34,469	1,352,564
Scorpio Tankers, Inc.	1,539	26,763
SFL Corp., Ltd.	3,382	33,651
SM Energy Co.	3,343	118,710
Southwestern Energy Co. *	8,669	43,258
Targa Resources Corp.	5,438	355,482
TechnipFMC plc *	18,831	128,992
Teekay Tankers Ltd., Class A *	1,381	19,734
The Williams Cos., Inc.	18,451	577,147
Transocean Ltd. *	28,847	102,118
US Silica Holdings, Inc. *	1,531	22,138
Valero Energy Corp.	27,351	2,284,082
World Fuel Services Corp.	10,872	308,112
		40,622,685

Food & Staples Retailing 2.9%
BJ's Wholesale Club Holdings, Inc. *	624	39,231
Casey's General Stores, Inc.	731	137,486
Costco Wholesale Corp.	4,663	2,421,263
Grocery Outlet Holding Corp. *	671	18,660
Ingles Markets, Inc., Class A	648	53,278
Performance Food Group Co. *	5,928	332,205
PriceSmart, Inc.	590	42,905
Rite Aid Corp. *	6,011	55,061
SECURITY	NUMBER OF SHARES	VALUE ($)
SpartanNash Co.	4,312	121,340
Sprouts Farmers Market, Inc. *	3,352	95,465
Sysco Corp.	7,843	683,125
The Andersons, Inc.	1,446	65,938
The Chefs' Warehouse, Inc. *	496	16,294
The Kroger Co.	32,879	1,538,737
United Natural Foods, Inc. *	3,670	147,644
US Foods Holding Corp. *	8,511	332,695
Walgreens Boots Alliance, Inc.	41,337	1,905,222
Walmart, Inc.	30,385	4,106,837
Weis Markets, Inc.	485	29,910
		12,143,296

Food, Beverage & Tobacco 4.1%
Altria Group, Inc.	34,363	1,762,478
Archer-Daniels-Midland Co.	19,829	1,555,585
B&G Foods, Inc.	1,613	47,745
Brown-Forman Corp., Class B	912	59,490
Bunge Ltd.	5,713	597,294
Calavo Growers, Inc.	474	20,235
Cal-Maine Foods, Inc.	1,008	44,624
Campbell Soup Co.	2,922	131,402
Coca-Cola Consolidated, Inc.	45	22,362
Coca-Cola Europacific Partners plc	4,060	207,913
Conagra Brands, Inc.	6,691	233,984
Constellation Brands, Inc., Class A	1,319	284,403
Darling Ingredients, Inc. *	1,195	86,614
Flowers Foods, Inc.	3,591	98,429
Fresh Del Monte Produce, Inc.	1,986	51,398
General Mills, Inc.	8,714	587,585
Hormel Foods Corp.	3,894	185,510
Hostess Brands, Inc. *	1,179	25,396
Ingredion, Inc.	1,944	172,511
J&J Snack Foods Corp.	202	33,071
John B Sanfilippo & Son, Inc.	215	17,097
Kellogg Co.	3,859	246,744
Keurig Dr Pepper, Inc.	4,042	156,304
Lamb Weston Holdings, Inc.	943	62,644
Lancaster Colony Corp.	210	35,324
McCormick & Co., Inc. Non-Voting Shares	1,544	146,942
Molson Coors Beverage Co., Class B	5,340	278,641
Mondelez International, Inc., Class A	19,031	1,246,150
Monster Beverage Corp. *	2,027	171,079
Nomad Foods Ltd. *	1,194	30,065
PepsiCo, Inc.	14,444	2,365,061
Philip Morris International, Inc.	19,084	1,928,820
Pilgrim's Pride Corp. *	1,739	41,006
Post Holdings, Inc. *	845	88,843
Sanderson Farms, Inc.	566	101,082
The Boston Beer Co., Inc., Class A *	50	19,173
The Coca-Cola Co.	34,133	2,124,438
The Hain Celestial Group, Inc. *	1,065	38,723
The Hershey Co.	1,000	202,260
The J.M. Smucker Co.	2,241	301,975
The Kraft Heinz Co.	13,102	513,860
TreeHouse Foods, Inc. *	1,606	63,036
Tyson Foods, Inc., Class A	9,477	878,139
Universal Corp.	1,247	67,475
Vector Group Ltd.	2,788	31,253
		17,364,163

Health Care Equipment & Services 6.1%
Abbott Laboratories	8,540	1,030,095
ABIOMED, Inc. *	89	27,656
Acadia Healthcare Co., Inc. *	948	53,761
Addus HomeCare Corp. *	112	9,524

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Align Technology, Inc. *	124	63,421
Allscripts Healthcare Solutions, Inc. *	2,022	39,348
Amedisys, Inc. *	157	25,158
AmerisourceBergen Corp.	3,557	506,979
AMN Healthcare Services, Inc. *	427	45,322
Anthem, Inc.	4,960	2,241,176
Avanos Medical, Inc. *	459	16,244
Baxter International, Inc.	5,271	447,877
Becton Dickinson & Co.	1,727	468,501
Boston Scientific Corp. *	5,934	262,105
Brookdale Senior Living, Inc. *	6,515	44,823
Cardinal Health, Inc.	16,151	872,315
Centene Corp. *	8,781	725,486
Cerner Corp.	3,719	346,797
Change Healthcare, Inc. *	1,902	40,741
Chemed Corp.	122	58,351
Cigna Corp.	4,318	1,026,734
Community Health Systems, Inc. *	3,112	32,707
CONMED Corp.	155	22,655
Covetrus, Inc. *	2,075	36,769
CVS Health Corp.	34,579	3,584,113
DaVita, Inc. *	2,283	257,454
Dentsply Sirona, Inc.	2,399	129,882
Edwards Lifesciences Corp. *	1,309	147,092
Encompass Health Corp.	1,300	85,826
Envista Holdings Corp. *	2,214	106,272
Globus Medical, Inc., Class A *	342	24,049
Haemonetics Corp. *	496	28,624
HCA Healthcare, Inc.	3,438	860,566
Henry Schein, Inc. *	2,591	223,811
Hologic, Inc. *	1,558	110,883
Humana, Inc.	2,659	1,154,857
ICU Medical, Inc. *	136	32,195
IDEXX Laboratories, Inc. *	67	35,667
Integer Holdings Corp. *	338	28,348
Integra LifeSciences Holdings Corp. *	359	24,075
Intuitive Surgical, Inc. *	645	187,263
Laboratory Corp. of America Holdings *	979	265,563
LHC Group, Inc. *	189	25,736
LivaNova plc *	219	17,262
Masimo Corp. *	139	21,886
McKesson Corp.	5,047	1,387,723
MEDNAX, Inc. *	2,506	58,816
Medtronic plc	14,058	1,475,949
Merit Medical Systems, Inc. *	280	18,208
ModivCare, Inc. *	153	18,054
Molina Healthcare, Inc. *	685	210,206
National HealthCare Corp.	345	22,432
Natus Medical, Inc. *	434	12,074
Neogen Corp. *	371	13,245
NextGen Healthcare, Inc. *	743	14,511
NuVasive, Inc. *	537	29,062
Omnicell, Inc. *	139	17,970
Orthofix Medical, Inc. *	316	10,738
Owens & Minor, Inc.	1,616	71,346
Patterson Cos., Inc.	2,679	80,102
Premier, Inc., Class A	1,595	57,324
Quest Diagnostics, Inc.	2,107	276,586
ResMed, Inc.	457	112,765
Select Medical Holdings Corp.	1,438	33,290
STERIS plc	639	153,360
Stryker Corp.	1,806	475,610
Teleflex, Inc.	205	68,944
Tenet Healthcare Corp. *	2,287	196,659
The Cooper Cos., Inc.	201	82,213
The Ensign Group, Inc.	315	26,473
UnitedHealth Group, Inc.	9,930	4,725,389
Universal Health Services, Inc., Class B	2,002	288,148
SECURITY	NUMBER OF SHARES	VALUE ($)
US Physical Therapy, Inc.	96	8,829
Varex Imaging Corp. *	608	14,373
Veeva Systems, Inc., Class A *	87	19,927
Zimmer Biomet Holdings, Inc.	1,685	214,315
		25,990,610

Household & Personal Products 1.3%
Central Garden & Pet Co., Class A *	524	23,077
Church & Dwight Co., Inc.	1,984	194,134
Colgate-Palmolive Co.	7,614	585,897
Coty, Inc., Class A *	6,325	58,000
Edgewell Personal Care Co.	1,360	48,525
Energizer Holdings, Inc.	671	22,405
Herbalife Nutrition Ltd. *	897	31,915
Inter Parfums, Inc.	138	12,817
Kimberly-Clark Corp.	3,306	430,276
Medifast, Inc.	57	10,602
Nu Skin Enterprises, Inc., Class A	1,533	71,116
Spectrum Brands Holdings, Inc.	778	72,183
The Clorox Co.	1,152	167,950
The Estee Lauder Cos., Inc., Class A	906	268,475
The Procter & Gamble Co.	22,776	3,550,551
USANA Health Sciences, Inc. *	252	22,178
WD-40 Co.	77	16,316
		5,586,417

Insurance 3.6%
Aflac, Inc.	13,039	796,553
Alleghany Corp. *	210	139,003
Ambac Financial Group, Inc. *	1,429	18,334
American Equity Investment Life Holding Co.	2,151	81,071
American Financial Group, Inc.	907	122,799
American International Group, Inc.	33,446	2,048,233
American National Group, Inc.	114	21,549
AMERISAFE, Inc.	334	15,731
Aon plc, Class A	1,857	542,504
Arch Capital Group Ltd. *	3,283	154,662
Argo Group International Holdings Ltd.	479	20,199
Arthur J. Gallagher & Co.	1,100	174,009
Assurant, Inc.	612	103,863
Assured Guaranty Ltd.	2,845	176,305
Axis Capital Holdings Ltd.	1,538	84,006
Brighthouse Financial, Inc. *	292	15,260
Brown & Brown, Inc.	1,413	95,533
Chubb Ltd.	4,851	987,858
Cincinnati Financial Corp.	1,674	205,551
CNA Financial Corp.	626	28,608
CNO Financial Group, Inc.	3,936	95,133
Employers Holdings, Inc.	586	22,772
Enstar Group Ltd. *	82	23,372
Everest Re Group Ltd.	641	191,159
Fidelity National Financial, Inc.	4,647	221,383
First American Financial Corp.	1,989	133,343
Genworth Financial, Inc., Class A *	30,105	122,226
Globe Life, Inc.	1,596	161,132
Horace Mann Educators Corp.	520	21,627
James River Group Holdings Ltd.	667	17,742
Kemper Corp.	873	46,653
Lincoln National Corp.	4,289	289,164
Loews Corp.	5,013	307,497
Markel Corp. *	123	152,878
Marsh & McLennan Cos., Inc.	3,705	575,794
MBIA, Inc. *	2,543	38,781
Mercury General Corp.	543	29,865
MetLife, Inc.	15,602	1,053,915

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Old Republic International Corp.	5,933	156,335
Primerica, Inc.	537	69,751
Principal Financial Group, Inc.	4,572	322,966
ProAssurance Corp.	2,144	51,670
Prudential Financial, Inc.	10,184	1,137,145
Reinsurance Group of America, Inc.	1,511	167,509
RenaissanceRe Holdings Ltd.	435	65,589
RLI Corp.	257	26,086
Safety Insurance Group, Inc.	264	22,028
Selective Insurance Group, Inc.	600	49,914
SiriusPoint Ltd. *	1,340	9,903
Stewart Information Services Corp.	610	41,407
The Allstate Corp.	6,978	853,828
The Hanover Insurance Group, Inc.	700	97,657
The Hartford Financial Services Group, Inc.	7,057	490,320
The Progressive Corp.	5,747	608,780
The Travelers Cos., Inc.	7,724	1,327,215
United Fire Group, Inc.	579	15,986
Universal Insurance Holdings, Inc.	1,560	18,034
Unum Group	8,729	243,714
W.R. Berkley Corp.	1,717	155,045
White Mountains Insurance Group Ltd.	49	51,460
Willis Towers Watson plc	880	195,624
		15,514,033

Materials 3.6%
AdvanSix, Inc.	687	27,521
Air Products and Chemicals, Inc.	1,532	362,012
Albemarle Corp.	715	140,061
Alcoa Corp.	5,868	442,095
Allegheny Technologies, Inc. *	2,739	70,502
AptarGroup, Inc.	580	70,690
Arconic Corp. *	4,563	140,084
Ashland Global Holdings, Inc.	834	76,962
Avery Dennison Corp.	708	124,750
Avient Corp.	1,285	67,321
Axalta Coating Systems Ltd. *	2,529	68,384
Balchem Corp.	172	23,794
Ball Corp.	1,828	164,045
Berry Global Group, Inc. *	1,749	106,077
Cabot Corp.	1,070	78,281
Carpenter Technology Corp.	1,583	60,771
Celanese Corp.	1,669	232,458
Century Aluminum Co. *	1,074	25,368
CF Industries Holdings, Inc.	3,689	299,510
Clearwater Paper Corp. *	770	22,199
Cleveland-Cliffs, Inc. *	1,629	36,424
Commercial Metals Co.	3,065	118,156
Compass Minerals International, Inc.	668	39,158
Constellium SE *	1,510	29,339
Corteva, Inc.	6,393	332,628
Crown Holdings, Inc.	1,137	139,476
Dow, Inc.	11,326	667,781
DuPont de Nemours, Inc.	11,813	913,972
Eagle Materials, Inc.	403	55,143
Eastman Chemical Co.	2,786	330,057
Ecolab, Inc.	1,998	352,167
Element Solutions, Inc.	1,816	44,637
Ferro Corp. *	1,013	22,012
FMC Corp.	765	89,696
Freeport-McMoRan, Inc.	5,304	249,023
GCP Applied Technologies, Inc. *	652	20,590
Glatfelter Corp.	1,349	18,535
Graphic Packaging Holding Co.	6,362	130,930
Greif, Inc., Class A	648	37,254
H.B. Fuller Co.	703	48,064
Hawkins, Inc.	352	15,932
SECURITY	NUMBER OF SHARES	VALUE ($)
Hecla Mining Co.	3,407	19,624
Huntsman Corp.	5,246	212,148
Ingevity Corp. *	340	23,198
Innospec, Inc.	398	38,009
International Flavors & Fragrances, Inc.	948	126,084
International Paper Co.	9,497	413,404
Kaiser Aluminum Corp.	343	33,100
Koppers Holdings, Inc. *	408	11,681
Kraton Corp. *	821	37,889
Linde plc *	3,969	1,163,870
Livent Corp. *	707	16,650
Louisiana-Pacific Corp.	1,238	89,074
LyondellBasell Industries N.V., Class A	7,411	720,572
Martin Marietta Materials, Inc.	482	182,871
Materion Corp.	394	32,919
Minerals Technologies, Inc.	625	43,744
Myers Industries, Inc.	660	10,969
Neenah, Inc.	516	20,098
NewMarket Corp.	131	41,627
Newmont Corp.	5,789	383,232
Nucor Corp.	6,564	863,954
O-I Glass, Inc. *	7,802	99,710
Olin Corp.	2,586	133,205
Orion Engineered Carbons S.A.	1,572	24,429
Packaging Corp. of America	1,501	220,932
PPG Industries, Inc.	3,086	411,827
Quaker Chemical Corp.	58	10,765
Reliance Steel & Aluminum Co.	1,888	360,363
Royal Gold, Inc.	278	33,710
RPM International, Inc.	1,281	108,334
Schnitzer Steel Industries, Inc., Class A	830	40,380
Schweitzer-Mauduit International, Inc.	769	24,008
Sealed Air Corp.	2,744	184,205
Sensient Technologies Corp.	491	40,326
Silgan Holdings, Inc.	1,421	59,511
Sonoco Products Co.	1,925	113,036
Southern Copper Corp.	662	45,936
Steel Dynamics, Inc.	4,570	322,551
Stepan Co.	373	38,650
Summit Materials, Inc., Class A *	1,412	44,083
SunCoke Energy, Inc.	3,967	31,458
Sylvamo Corp. *	898	31,340
The Chemours Co.	3,588	99,029
The Mosaic Co.	7,259	380,589
The Scotts Miracle-Gro Co.	304	42,578
The Sherwin-Williams Co.	1,099	289,180
Tredegar Corp.	1,186	13,651
TriMas Corp.	579	18,823
Trinseo plc	1,183	61,469
Tronox Holdings plc, Class A	1,195	24,259
United States Steel Corp.	7,434	202,279
Valvoline, Inc.	1,212	39,184
Verso Corp., Class A	2,887	76,534
Vulcan Materials Co.	885	160,583
Warrior Met Coal, Inc.	3,613	113,810
Westlake Corp.	635	70,047
Westrock Co.	8,500	384,795
Worthington Industries, Inc.	768	43,791
		15,177,936

Media & Entertainment 4.1%
Activision Blizzard, Inc.	3,997	325,755
Alphabet, Inc., Class A *	1,077	2,909,128
Alphabet, Inc., Class C *	1,039	2,803,035
Altice USA, Inc., Class A *	6,748	78,007
AMC Entertainment Holdings, Inc., Class A *	992	18,709
AMC Networks, Inc., Class A *	1,282	53,139

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Cable One, Inc.	21	30,090
Cars.com, Inc. *	1,683	27,231
Charter Communications, Inc., Class A *	1,528	919,520
Cinemark Holdings, Inc. *	4,262	74,755
Comcast Corp., Class A	60,337	2,821,358
Discovery, Inc., Class A *	2,683	75,258
Discovery, Inc., Class C *	4,846	135,543
DISH Network Corp., Class A *	4,097	130,940
Electronic Arts, Inc.	2,291	298,036
Fox Corp., Class A	5,508	230,400
Fox Corp., Class B	2,635	100,815
Gannett Co., Inc. *	5,507	27,315
Gray Television, Inc.	1,618	37,910
iHeartMedia, Inc., Class A *	2,280	48,906
IMAX Corp. *	679	14,042
John Wiley & Sons, Inc., Class A	733	36,877
Liberty Media Corp. - Liberty Formula One, Class C *	858	52,106
Liberty Media Corp. - Liberty SiriusXM, Class A *	2,314	116,533
Liberty Media Corp. - Liberty SiriusXM, Class C *	4,910	247,071
Liberty TripAdvisor Holdings, Inc., Class A *	3,660	7,759
Lions Gate Entertainment Corp., Class A *	989	15,191
Lions Gate Entertainment Corp., Class B *	1,846	26,305
Live Nation Entertainment, Inc. *	551	66,572
Loyalty Ventures, Inc. *	1,096	26,304
Madison Square Garden Entertainment Corp. *	421	32,990
Madison Square Garden Sports Corp. *	108	18,684
Match Group, Inc. *	546	60,873
Meta Platforms, Inc., Class A *	8,054	1,699,636
National CineMedia, Inc.	4,754	14,119
Netflix, Inc. *	294	115,989
News Corp., Class A	5,847	130,505
News Corp., Class B	1,860	41,720
Nexstar Media Group, Inc., Class A	476	88,084
Omnicom Group, Inc.	3,932	329,855
Paramount Global, Class B	9,889	302,702
Scholastic Corp.	969	40,775
Sinclair Broadcast Group, Inc., Class A	1,780	53,400
Sirius XM Holdings, Inc.	10,816	66,627
Spotify Technology S.A. *	166	25,928
Take-Two Interactive Software, Inc. *	426	69,012
TEGNA, Inc.	3,845	88,127
The E.W. Scripps Co., Class A *	750	16,695
The Interpublic Group of Cos., Inc.	5,168	190,182
The Marcus Corp. *	893	16,235
The New York Times Co., Class A	929	40,867
The Walt Disney Co. *	13,832	2,053,499
TripAdvisor, Inc. *	1,298	33,021
Twitter, Inc. *	1,412	50,197
World Wrestling Entertainment, Inc., Class A	258	15,289
Yandex N.V., Class A *(c)(d)	836	8,191
Yelp, Inc. *	1,045	35,415
Ziff Davis, Inc. *	405	40,743
Zynga, Inc., Class A *	3,070	27,876
		17,461,846

Pharmaceuticals, Biotechnology & Life Sciences 5.7%
AbbVie, Inc.	17,035	2,517,262
Agilent Technologies, Inc.	1,471	191,760
Alkermes plc *	674	16,756
Amgen, Inc.	8,411	1,904,923
Avantor, Inc. *	815	28,272
SECURITY	NUMBER OF SHARES	VALUE ($)
Biogen, Inc. *	2,238	472,240
BioMarin Pharmaceutical, Inc. *	314	24,530
Bio-Rad Laboratories, Inc., Class A *	66	41,313
Bio-Techne Corp.	77	32,295
Bristol-Myers Squibb Co.	19,040	1,307,477
Bruker Corp.	513	36,100
Catalent, Inc. *	406	41,428
Charles River Laboratories International, Inc. *	147	42,801
Danaher Corp.	1,852	508,207
Elanco Animal Health, Inc. *	2,076	58,979
Eli Lilly & Co.	2,916	728,854
Emergent BioSolutions, Inc. *	316	13,076
Exelixis, Inc. *	1,259	25,847
Gilead Sciences, Inc.	33,589	2,028,776
Horizon Therapeutics plc *	236	21,516
ICON plc *	540	128,525
Illumina, Inc. *	323	105,492
Incyte Corp. *	485	33,126
IQVIA Holdings, Inc. *	1,448	333,214
Jazz Pharmaceuticals plc *	727	99,904
Johnson & Johnson	26,539	4,367,523
Ligand Pharmaceuticals, Inc. *	81	8,199
Medpace Holdings, Inc. *	78	11,932
Merck & Co., Inc.	32,081	2,456,763
Mettler-Toledo International, Inc. *	96	135,239
Myriad Genetics, Inc. *	1,088	26,525
Organon & Co.	3,565	133,081
PerkinElmer, Inc.	476	85,494
Perrigo Co., plc	3,251	115,476
Pfizer, Inc.	89,389	4,195,920
Prestige Consumer Healthcare, Inc. *	564	33,575
Regeneron Pharmaceuticals, Inc. *	463	286,301
Royalty Pharma plc, Class A	266	10,443
Syneos Health, Inc. *	539	42,689
Thermo Fisher Scientific, Inc.	1,543	839,392
United Therapeutics Corp. *	576	95,731
Vertex Pharmaceuticals, Inc. *	404	92,928
Viatris, Inc.	22,220	244,642
Waters Corp. *	483	152,981
West Pharmaceutical Services, Inc.	171	66,191
Zoetis, Inc.	1,356	262,589
		24,406,287

Real Estate 2.7%
Acadia Realty Trust	1,042	22,340
Alexander & Baldwin, Inc.	1,845	41,383
Alexandria Real Estate Equities, Inc.	499	94,511
American Assets Trust, Inc.	553	20,218
American Campus Communities, Inc.	1,535	82,598
American Homes 4 Rent, Class A	1,303	49,527
American Tower Corp.	1,662	377,058
Americold Realty Trust	897	23,968
Apartment Income REIT Corp.	1,601	82,628
Apple Hospitality REIT, Inc.	5,611	99,259
AvalonBay Communities, Inc.	966	230,478
Boston Properties, Inc.	1,728	211,352
Brandywine Realty Trust	3,331	44,402
Brixmor Property Group, Inc.	4,633	116,381
Camden Property Trust	633	104,515
CareTrust REIT, Inc.	531	9,292
CBRE Group, Inc., Class A	3,378	327,159
Centerspace	188	17,670
Chatham Lodging Trust *	1,600	22,000
Corporate Office Properties Trust	1,540	40,363
Cousins Properties, Inc.	947	36,583
Crown Castle International Corp.	2,088	347,840

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
CubeSmart	1,101	53,079
Cushman & Wakefield plc *	1,383	30,315
CyrusOne, Inc.	675	60,986
DiamondRock Hospitality Co. *	5,172	49,393
Digital Realty Trust, Inc.	1,320	178,094
DigitalBridge Group, Inc. *	15,523	112,542
Diversified Healthcare Trust	24,942	71,833
Douglas Elliman, Inc. *	1,394	10,511
Douglas Emmett, Inc.	1,632	51,734
Duke Realty Corp.	1,715	90,895
Easterly Government Properties, Inc.	573	11,930
EastGroup Properties, Inc.	154	29,377
Empire State Realty Trust, Inc., Class A	3,192	30,196
EPR Properties	1,032	51,394
Equinix, Inc.	373	264,729
Equity Commonwealth *	1,176	31,246
Equity LifeStyle Properties, Inc.	832	62,084
Equity Residential	3,034	258,800
Essex Property Trust, Inc.	408	129,405
Extra Space Storage, Inc.	587	110,444
Federal Realty Investment Trust	659	77,485
First Industrial Realty Trust, Inc.	628	36,160
Gaming & Leisure Properties, Inc.	1,590	72,202
Global Net Lease, Inc.	1,290	18,331
Healthcare Realty Trust, Inc.	1,310	34,165
Healthcare Trust of America, Inc., Class A	1,808	53,137
Healthpeak Properties, Inc.	5,249	163,034
Hersha Hospitality Trust *	2,053	18,949
Highwoods Properties, Inc.	1,332	58,075
Host Hotels & Resorts, Inc. *	19,452	355,388
Hudson Pacific Properties, Inc.	1,869	49,342
Independence Realty Trust, Inc.	772	19,508
Industrial Logistics Properties Trust	638	14,272
Invitation Homes, Inc.	2,482	93,820
Iron Mountain, Inc.	4,342	213,540
iStar, Inc.	1,259	31,626
JBG SMITH Properties	1,092	29,135
Jones Lang LaSalle, Inc. *	908	223,568
Kennedy-Wilson Holdings, Inc.	1,617	35,800
Kilroy Realty Corp.	939	67,251
Kimco Realty Corp.	6,683	157,251
Kite Realty Group Trust	4,026	88,290
Lamar Advertising Co., Class A	862	94,010
Life Storage, Inc.	426	53,927
LTC Properties, Inc.	386	13,058
LXP Industrial Trust	2,731	42,221
Marcus & Millichap, Inc. *	326	16,212
Medical Properties Trust, Inc.	2,850	57,969
Mid-America Apartment Communities, Inc.	711	145,478
National Health Investors, Inc.	399	21,271
National Retail Properties, Inc.	1,174	50,024
Newmark Group, Inc., Class A	1,237	21,870
Office Properties Income Trust	1,245	31,187
Omega Healthcare Investors, Inc.	2,284	64,340
Orion Office REIT, Inc. *	349	5,943
Outfront Media, Inc.	2,836	75,721
Paramount Group, Inc.	4,630	51,810
Park Hotels & Resorts, Inc. *	7,337	138,229
Pebblebrook Hotel Trust	2,478	55,780
Physicians Realty Trust	1,583	25,740
Piedmont Office Realty Trust, Inc., Class A	2,801	47,729
PotlatchDeltic Corp.	621	34,093
Preferred Apartment Communities, Inc.	1,708	43,144
Prologis, Inc.	2,042	297,826
PS Business Parks, Inc.	144	22,938
Public Storage	719	255,259
Rayonier, Inc.	1,304	51,769
Realogy Holdings Corp. *	6,959	126,515
SECURITY	NUMBER OF SHARES	VALUE ($)
Realty Income Corp.	3,486	230,390
Regency Centers Corp.	1,322	87,107
Retail Opportunity Investments Corp.	1,275	23,154
Rexford Industrial Realty, Inc.	251	17,603
RLJ Lodging Trust	5,903	82,583
RPT Realty	1,689	21,872
Ryman Hospitality Properties, Inc. *	624	54,981
Sabra Health Care REIT, Inc.	2,469	33,159
SBA Communications Corp.	223	67,656
Seritage Growth Properties, Class A *	701	7,143
Service Properties Trust	10,810	93,290
Simon Property Group, Inc.	3,381	465,090
SITE Centers Corp.	3,140	48,827
SL Green Realty Corp.	1,542	122,620
Spirit Realty Capital, Inc.	993	46,045
STAG Industrial, Inc.	711	27,701
STORE Capital Corp.	1,155	35,482
Summit Hotel Properties, Inc. *	2,689	26,594
Sun Communities, Inc.	416	75,296
Sunstone Hotel Investors, Inc. *	5,979	63,258
Tanger Factory Outlet Centers, Inc.	2,182	36,396
Terreno Realty Corp.	188	12,932
The Howard Hughes Corp. *	241	23,035
The Macerich Co.	5,618	85,955
The Necessity Retail REIT, Inc.	1,825	12,848
UDR, Inc.	1,822	99,973
Uniti Group, Inc.	4,809	62,373
Urban Edge Properties	1,628	29,662
Ventas, Inc.	6,477	349,758
Veris Residential, Inc. *	1,623	27,429
VICI Properties, Inc.	2,135	59,695
Vornado Realty Trust	3,259	141,049
Washington Real Estate Investment Trust	1,197	27,962
Welltower, Inc.	4,888	407,121
Weyerhaeuser Co.	10,894	423,559
WP Carey, Inc.	1,169	90,481
Xenia Hotels & Resorts, Inc. *	2,965	54,971
Zillow Group, Inc., Class A *	47	2,692
Zillow Group, Inc., Class C *	114	6,557
		11,429,203

Retailing 4.2%
Abercrombie & Fitch Co., Class A *	1,830	69,686
Advance Auto Parts, Inc.	935	191,189
Amazon.com, Inc. *	766	2,352,585
American Eagle Outfitters, Inc.	3,524	74,286
America's Car-Mart, Inc. *	85	8,175
Asbury Automotive Group, Inc. *	456	88,514
AutoNation, Inc. *	1,585	181,736
AutoZone, Inc. *	129	240,377
Bath & Body Works, Inc.	3,045	162,512
Bed Bath & Beyond, Inc. *	9,088	153,496
Best Buy Co., Inc.	5,179	500,499
Big 5 Sporting Goods Corp. (b)	572	9,472
Big Lots, Inc.	1,701	59,127
Boot Barn Holdings, Inc. *	155	13,488
Burlington Stores, Inc. *	331	74,770
Caleres, Inc.	1,708	35,458
CarMax, Inc. *	2,204	240,963
Chico's FAS, Inc. *	13,986	65,734
Citi Trends, Inc. *	183	6,828
Conn's, Inc. *	933	17,111
Designer Brands, Inc., Class A *	3,852	50,269
Dick's Sporting Goods, Inc.	1,284	134,820
Dillard's, Inc., Class A	376	94,267
Dollar General Corp.	2,894	573,996
Dollar Tree, Inc. *	3,049	433,202

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
eBay, Inc.	9,753	532,416
Etsy, Inc. *	57	8,829
Express, Inc. *	9,194	43,764
Five Below, Inc. *	160	26,178
Floor & Decor Holdings, Inc., Class A *	231	22,088
Foot Locker, Inc.	3,463	109,500
GameStop Corp., Class A *(b)	868	107,059
Genesco, Inc. *	786	50,422
Genuine Parts Co.	2,362	288,542
Group 1 Automotive, Inc.	647	117,709
Groupon, Inc. *	1,224	26,585
Guess?, Inc.	1,383	30,288
Haverty Furniture Cos., Inc.	604	17,160
Hibbett, Inc.	340	15,327
Kohl's Corp.	9,156	509,257
Lithia Motors, Inc.	336	114,516
LKQ Corp.	4,193	196,861
Lowe's Cos., Inc.	6,586	1,455,901
Macy's, Inc.	24,248	628,508
MarineMax, Inc. *	400	18,304
MercadoLibre, Inc. *	12	13,520
Monro, Inc.	458	21,379
Murphy USA, Inc.	1,042	188,331
National Vision Holdings, Inc. *	485	17,785
Nordstrom, Inc. *	5,400	111,996
Ollie's Bargain Outlet Holdings, Inc. *	344	14,854
O'Reilly Automotive, Inc. *	651	422,655
Overstock.com, Inc. *	160	9,104
Party City Holdco, Inc. *	3,693	15,991
Penske Automotive Group, Inc.	1,021	100,354
PetMed Express, Inc.	398	10,726
Pool Corp.	147	67,411
Qurate Retail, Inc., Class A	23,186	127,755
Rent-A-Center, Inc.	432	12,273
RH *	28	11,252
Ross Stores, Inc.	3,187	291,260
Sally Beauty Holdings, Inc. *	3,461	59,806
Shoe Carnival, Inc.	526	15,338
Signet Jewelers Ltd.	1,302	91,791
Sleep Number Corp. *	342	22,469
Sonic Automotive, Inc., Class A	1,105	59,350
Stitch Fix, Inc., Class A *	311	3,903
Target Corp.	7,136	1,425,559
The Buckle, Inc.	586	21,096
The Children's Place, Inc. *	352	22,162
The Gap, Inc.	6,817	99,187
The Home Depot, Inc.	8,608	2,718,665
The ODP Corp. *	3,443	151,492
The TJX Cos., Inc.	14,031	927,449
Tractor Supply Co.	1,069	217,852
TravelCenters of America, Inc. *	1,001	42,272
Ulta Beauty, Inc. *	411	153,920
Urban Outfitters, Inc. *	2,316	63,713
Victoria's Secret & Co. *	1,034	55,453
Williams-Sonoma, Inc.	745	107,921
Zumiez, Inc. *	460	20,465
		17,868,283

Semiconductors & Semiconductor Equipment 3.5%
Advanced Micro Devices, Inc. *	3,227	398,018
Ambarella, Inc. *	98	13,692
Amkor Technology, Inc.	1,915	43,413
Analog Devices, Inc.	2,930	469,650
Applied Materials, Inc.	6,134	823,183
Azenta, Inc.	218	19,079
Broadcom, Inc.	2,296	1,348,762
Cirrus Logic, Inc. *	816	70,886
SECURITY	NUMBER OF SHARES	VALUE ($)
CMC Materials, Inc.	160	29,669
Diodes, Inc. *	328	29,386
Entegris, Inc.	376	49,060
First Solar, Inc. *	766	57,672
FormFactor, Inc. *	369	14,941
Intel Corp.	83,269	3,971,931
KLA Corp.	795	277,058
Kulicke & Soffa Industries, Inc.	551	28,784
Lam Research Corp.	746	418,767
Marvell Technology, Inc.	2,126	145,270
Microchip Technology, Inc.	2,151	151,280
Micron Technology, Inc.	15,186	1,349,428
MKS Instruments, Inc.	389	58,583
Monolithic Power Systems, Inc.	58	26,605
NVIDIA Corp.	2,593	632,303
NXP Semiconductor N.V.	2,075	394,499
ON Semiconductor Corp. *	3,156	197,597
Photronics, Inc. *	1,495	27,538
Power Integrations, Inc.	251	22,590
Qorvo, Inc. *	1,114	152,373
QUALCOMM, Inc.	10,464	1,799,703
Semtech Corp. *	317	21,993
Silicon Laboratories, Inc. *	162	24,901
Skyworks Solutions, Inc.	1,665	230,053
SolarEdge Technologies, Inc. *	65	20,762
Synaptics, Inc. *	295	67,387
Teradyne, Inc.	832	98,109
Texas Instruments, Inc.	6,897	1,172,421
Ultra Clean Holdings, Inc. *	323	14,797
Universal Display Corp.	70	10,844
Wolfspeed, Inc. *	495	50,846
		14,733,833

Software & Services 5.5%
Accenture plc, Class A	3,831	1,210,673
ACI Worldwide, Inc. *	918	30,771
Adobe, Inc. *	852	398,463
Akamai Technologies, Inc. *	1,333	144,311
Alliance Data Systems Corp.	2,728	184,004
Amdocs Ltd.	2,432	191,398
ANSYS, Inc. *	230	74,564
Aspen Technology, Inc. *	302	46,028
Autodesk, Inc. *	274	60,343
Automatic Data Processing, Inc.	2,680	547,899
Avaya Holdings Corp. *	1,238	17,047
Black Knight, Inc. *	715	40,176
Blackbaud, Inc. *	230	14,373
Block, Inc. *	92	11,730
Broadridge Financial Solutions, Inc.	852	124,571
Cadence Design Systems, Inc. *	722	109,332
CDK Global, Inc.	2,394	108,544
Cerence, Inc. *	236	8,522
Check Point Software Technologies Ltd. *	1,102	159,658
Citrix Systems, Inc.	1,697	173,942
Cognizant Technology Solutions Corp., Class A	9,182	790,846
Cognyte Software Ltd. *	513	5,725
CommVault Systems, Inc. *	287	18,055
Concentrix Corp.	305	60,966
Conduent, Inc. *	8,768	42,700
Consensus Cloud Solutions, Inc. *	127	7,069
CSG Systems International, Inc.	558	34,440
Dolby Laboratories, Inc., Class A	455	34,171
Dropbox, Inc., Class A *	723	16,405
DXC Technology Co. *	8,326	283,334
Ebix, Inc.	575	16,968
Envestnet, Inc. *	186	13,917

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
EPAM Systems, Inc. *	96	19,944
Euronet Worldwide, Inc. *	427	54,754
EVERTEC, Inc.	466	18,808
ExlService Holdings, Inc. *	235	28,386
Fair Isaac Corp. *	101	47,590
Fidelity National Information Services, Inc.	3,068	292,166
Fiserv, Inc. *	1,888	184,401
FleetCor Technologies, Inc. *	577	135,133
Fortinet, Inc. *	164	56,501
Gartner, Inc. *	273	76,555
Genpact Ltd.	2,027	84,810
Global Payments, Inc.	1,013	135,114
Globant S.A. *	53	14,522
GoDaddy, Inc., Class A *	386	32,196
Guidewire Software, Inc. *	118	10,402
InterDigital, Inc.	544	35,044
International Business Machines Corp.	21,313	2,611,056
Intuit, Inc.	750	355,777
Jack Henry & Associates, Inc.	564	99,715
Kyndryl Holdings, Inc. *	4,541	72,020
LiveRamp Holdings, Inc. *	854	36,859
Manhattan Associates, Inc. *	254	33,955
Mastercard, Inc., Class A	2,774	1,000,915
Maximus, Inc.	1,017	80,201
Microsoft Corp.	26,417	7,893,135
MicroStrategy, Inc., Class A *	21	9,303
NCR Corp. *	2,679	108,553
NortonLifeLock, Inc.	8,010	232,130
Nuance Communications, Inc. *	609	33,812
Oracle Corp.	22,737	1,727,330
Pagseguro Digital Ltd., Class A *	388	6,185
Palo Alto Networks, Inc. *	89	52,888
Paychex, Inc.	2,136	254,312
Paycom Software, Inc. *	47	15,943
PayPal Holdings, Inc. *	2,136	239,082
Pegasystems, Inc.	110	9,583
Perficient, Inc. *	188	19,157
Progress Software Corp.	478	21,070
PTC, Inc. *	212	23,591
Sabre Corp. *	9,915	108,371
salesforce.com, Inc. *	1,090	229,478
ServiceNow, Inc. *	34	19,717
Splunk, Inc. *	184	21,730
SS&C Technologies Holdings, Inc.	1,076	80,668
StoneCo Ltd., Class A *	286	3,215
Synopsys, Inc. *	375	117,146
Teradata Corp. *	1,722	86,083
The Western Union Co.	8,701	158,184
Tyler Technologies, Inc. *	67	28,693
Unisys Corp. *	844	18,036
Verint Systems, Inc. *	420	21,097
VeriSign, Inc. *	368	78,649
Visa, Inc., Class A	5,769	1,246,796
VMware, Inc., Class A	957	112,275
Vonage Holdings Corp. *	1,427	28,997
WEX, Inc. *	240	40,442
Workday, Inc., Class A *	66	15,117
Xperi Holding Corp.	1,061	18,377
		23,576,914

Technology Hardware & Equipment 7.1%
3D Systems Corp. *	424	7,556
ADTRAN, Inc.	950	19,561
Advanced Energy Industries, Inc.	266	22,836
Amphenol Corp., Class A	3,500	266,035
Apple Inc.	106,052	17,511,306
Arista Networks, Inc. *	546	67,011
SECURITY	NUMBER OF SHARES	VALUE ($)
Arrow Electronics, Inc. *	2,790	340,045
Avnet, Inc.	9,516	400,338
Badger Meter, Inc.	163	16,204
Belden, Inc.	939	52,913
Benchmark Electronics, Inc.	2,253	58,893
CDW Corp.	1,222	210,746
Ciena Corp. *	1,310	89,630
Cisco Systems, Inc.	69,360	3,868,207
Cognex Corp.	512	34,591
Coherent, Inc. *	194	51,278
CommScope Holding Co., Inc. *	5,055	48,225
Comtech Telecommunications Corp.	549	11,298
Corning, Inc.	18,262	737,785
CTS Corp.	425	16,125
Dell Technologies, Inc., Class C *	1,717	87,498
ePlus, Inc. *	632	29,641
F5, Inc. *	711	142,804
Fabrinet *	347	34,745
Flex Ltd. *	13,238	218,295
Hewlett Packard Enterprise Co.	61,828	984,302
HP, Inc.	21,848	750,697
II-VI, Inc. *	459	31,882
Insight Enterprises, Inc. *	808	84,032
IPG Photonics Corp. *	259	33,761
Itron, Inc. *	364	17,352
Jabil, Inc.	4,093	236,616
Juniper Networks, Inc.	9,082	306,881
Keysight Technologies, Inc. *	510	80,259
Knowles Corp. *	1,294	28,183
Littelfuse, Inc.	167	43,121
Lumentum Holdings, Inc. *	305	30,152
Methode Electronics, Inc.	593	27,065
Motorola Solutions, Inc.	1,280	282,150
National Instruments Corp.	1,437	57,696
NetApp, Inc.	3,799	297,766
NETGEAR, Inc. *	697	18,547
NetScout Systems, Inc. *	1,995	62,104
Novanta, Inc. *	84	11,477
OSI Systems, Inc. *	266	21,458
PC Connection, Inc.	499	24,346
Plantronics, Inc. *	816	22,987
Plexus Corp. *	640	52,141
Rogers Corp. *	130	35,490
Sanmina Corp. *	2,989	118,902
ScanSource, Inc. *	1,913	60,413
Seagate Technology Holdings plc	4,059	418,726
Stratasys Ltd. *	549	13,769
Super Micro Computer, Inc. *	1,184	46,519
TD SYNNEX Corp.	805	81,973
TE Connectivity Ltd.	3,356	477,995
Teledyne Technologies, Inc. *	351	150,712
Trimble, Inc. *	1,079	75,260
TTM Technologies, Inc. *	3,314	41,657
ViaSat, Inc. *	732	33,408
Viavi Solutions, Inc. *	1,128	18,499
Vishay Intertechnology, Inc.	2,945	56,515
Western Digital Corp. *	7,742	394,378
Xerox Holdings Corp.	9,003	177,449
Zebra Technologies Corp., Class A *	156	64,481
		30,114,687

Telecommunication Services 3.1%
AT&T, Inc.	257,258	6,094,442
ATN International, Inc.	334	11,132
Cogent Communications Holdings, Inc.	323	20,478
Consolidated Communications Holdings, Inc. *	4,891	34,824

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
EchoStar Corp., Class A *	1,292	31,447
Iridium Communications, Inc. *	522	20,666
Liberty Global plc, Class A *	5,444	140,346
Liberty Global plc, Class C *	11,536	298,436
Liberty Latin America Ltd., Class A *	1,139	11,447
Liberty Latin America Ltd., Class C *	3,933	39,684
Lumen Technologies, Inc.	58,282	603,802
Shenandoah Telecommunications Co.	593	13,254
Telephone and Data Systems, Inc.	6,605	114,597
T-Mobile US, Inc. *	4,097	504,792
United States Cellular Corp. *	587	16,148
Verizon Communications, Inc.	100,539	5,395,928
		13,351,423

Transportation 2.2%
Air Transport Services Group, Inc. *	1,024	32,266
Alaska Air Group, Inc. *	931	52,266
Allegiant Travel Co. *	83	14,449
AMERCO	96	55,451
American Airlines Group, Inc. *	9,019	155,578
ArcBest Corp.	722	66,915
Atlas Air Worldwide Holdings, Inc. *	570	44,665
Atlas Corp.	1,381	19,928
Avis Budget Group, Inc. *	2,120	388,893
C.H. Robinson Worldwide, Inc.	2,978	287,913
Copa Holdings S.A., Class A *	189	16,035
Costamare, Inc.	974	13,149
CSX Corp.	27,763	941,443
Delta Air Lines, Inc. *	6,015	240,119
Expeditors International of Washington, Inc.	2,127	219,847
FedEx Corp.	4,225	939,091
Forward Air Corp.	429	44,264
GXO Logistics, Inc. *	1,244	104,409
Hawaiian Holdings, Inc. *	822	15,766
Heartland Express, Inc.	1,017	14,604
Hub Group, Inc., Class A *	973	82,121
J.B. Hunt Transport Services, Inc.	1,015	205,974
JetBlue Airways Corp. *	3,408	52,040
Kirby Corp. *	1,277	83,197
Knight-Swift Transportation Holdings, Inc.	1,942	105,800
Landstar System, Inc.	586	90,484
Marten Transport Ltd.	1,309	22,580
Mesa Air Group, Inc. *	1,429	6,216
Norfolk Southern Corp.	2,880	738,778
Old Dominion Freight Line, Inc.	501	157,329
Ryder System, Inc.	2,490	196,312
Saia, Inc. *	160	45,957
Schneider National, Inc., Class B	1,700	44,404
SkyWest, Inc. *	436	12,256
Southwest Airlines Co. *	4,012	175,726
Spirit Airlines, Inc. *	615	15,424
Uber Technologies, Inc. *	1,371	49,397
Union Pacific Corp.	8,176	2,010,887
United Airlines Holdings, Inc. *	3,757	166,811
United Parcel Service, Inc., Class B	5,206	1,095,446
Werner Enterprises, Inc.	1,495	64,973
XPO Logistics, Inc. *	1,362	98,990
Yellow Corp. *	1,718	15,479
		9,203,632

Utilities 3.7%
ALLETE, Inc.	932	58,660
Alliant Energy Corp.	2,751	160,658
Ameren Corp.	3,392	291,542
American Electric Power Co., Inc.	7,787	705,892
SECURITY	NUMBER OF SHARES	VALUE ($)
American States Water Co.	261	21,966
American Water Works Co., Inc.	1,158	174,962
Atlantica Sustainable Infrastructure plc	810	27,338
Atmos Energy Corp.	1,468	161,201
Avangrid, Inc.	949	42,582
Avista Corp.	1,391	62,080
Black Hills Corp.	983	68,800
California Water Service Group	394	22,430
CenterPoint Energy, Inc.	10,528	287,941
Chesapeake Utilities Corp.	138	18,347
Clearway Energy, Inc., Class A	248	7,586
Clearway Energy, Inc., Class C	576	19,238
CMS Energy Corp.	3,989	255,336
Consolidated Edison, Inc.	7,046	604,335
Constellation Energy Corp.	7,923	364,300
Dominion Energy, Inc.	10,676	849,062
DTE Energy Co.	2,792	339,479
Duke Energy Corp.	12,621	1,267,275
Edison International	6,644	421,363
Entergy Corp.	3,242	341,091
Essential Utilities, Inc.	1,263	59,500
Evergy, Inc.	5,872	366,472
Eversource Energy	4,172	341,270
Exelon Corp.	23,771	1,011,694
FirstEnergy Corp.	11,966	500,777
Hawaiian Electric Industries, Inc.	1,786	73,190
IDACORP, Inc.	635	66,008
MGE Energy, Inc.	344	24,775
National Fuel Gas Co.	1,145	71,265
New Jersey Resources Corp.	1,426	62,202
NextEra Energy, Inc.	12,993	1,016,962
NiSource, Inc.	6,630	191,806
Northwest Natural Holding Co.	535	27,825
NorthWestern Corp.	963	58,242
NRG Energy, Inc.	3,934	148,863
OGE Energy Corp.	3,529	132,514
ONE Gas, Inc.	835	69,380
Ormat Technologies, Inc.	307	21,904
Otter Tail Corp.	568	35,137
PG&E Corp. *	10,285	116,940
Pinnacle West Capital Corp.	2,312	163,759
PNM Resources, Inc.	1,098	49,597
Portland General Electric Co.	1,787	90,726
PPL Corp.	17,307	452,924
Public Service Enterprise Group, Inc.	7,725	500,812
Sempra Energy	3,602	519,480
SJW Group	212	13,827
South Jersey Industries, Inc.	1,548	52,524
Southwest Gas Holdings, Inc.	1,210	85,837
Spire, Inc.	909	61,003
The AES Corp.	13,038	276,797
The Southern Co.	16,096	1,042,538
UGI Corp.	4,069	156,412
Unitil Corp.	313	15,803
Vistra Corp.	15,629	356,654
WEC Energy Group, Inc.	3,629	329,804
Xcel Energy, Inc.	6,970	469,290
		15,607,977
Total Common Stocks (Cost $309,595,721)		424,182,432

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
INVESTMENT COMPANIES 0.1% OF NET ASSETS

Equity Funds 0.1%
iShares Core S&P Total U.S. Stock Market ETF	2,800	274,624
Total Investment Companies (Cost $263,728)		274,624

SHORT-TERM INVESTMENTS 0.1% OF NET ASSETS

Money Market Funds 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (e)	154,298	154,298
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (e)(f)	186,600	186,600
		340,898
Total Short-Term Investments (Cost $340,898)		340,898
Total Investments in Securities (Cost $310,200,347)		424,797,954

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 03/18/22	4	873,600	(23,474)

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $182,762.
(c)	Trading in Russian securities listed on the Moscow Exchange, Russian ADRs, and Russian GDRs had ceased and suspended the fund’s ability to buy or sell these securities as of February 28, 2022.
(d)	Fair valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(e)	The rate shown is the 7-day yield.
(f)	Security purchased with cash collateral received for securities on loan.

ADR —	American Depositary Receipt
ETF —	Exchange traded fund
GDR —	Global Depositary Receipt
REIT —	Real Estate Investment Trust

Below is a summary of the fund’s transactions with affiliated issuers during the period ended February 28, 2022:
	VALUE AT 2/28/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 2/28/22	BALANCE OF SHARES HELD AT 2/28/22	DIVIDENDS RECEIVED
COMMON STOCKS 0.1% OF NET ASSETS

Diversified Financials 0.1%
The Charles Schwab Corp.	$370,567	$127,014	($259,500)	$77,709	$36,746	$352,536	4,174	$3,808

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$406,720,586	$—	$—	$406,720,586
Media & Entertainment	17,453,655	—	8,191 [2]	17,461,846
Investment Companies[1]	274,624	—	—	274,624
Short-Term Investments[1]	340,898	—	—	340,898
Liabilities
Futures Contracts[3]	(23,474)	—	—	(23,474)
Total	$424,766,289	$—	$8,191	$424,774,480

[1]	As categorized in the Portfolio Holdings.
[2]	Trading in Russian securities listed on the Moscow Exchange, Russian ADRs, and Russian GDRs had ceased and suspended the fund’s ability to buy or sell these securities as of February 28, 2022.
[3]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

Fund investments in mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Statement of Assets and Liabilities

As of February 28, 2022
Assets
Investments in securities, at value - affiliated (cost $169,309)		$352,536
Investments in securities, at value - unaffiliated (cost $310,031,038) including securities on loan of $182,762		424,445,418
Deposit with broker for futures contracts		57,500
Receivables:
Dividends		868,799
Income from securities on loan	+	88
Total assets		425,724,341
Liabilities
Collateral held for securities on loan		186,600
Payables:
Investments bought		112,866
Management fees		81,945
Variation margin on futures contracts	+	2,400
Total liabilities		383,811
Net assets		$425,340,530
Net Assets by Source
Capital received from investors		$327,846,854
Total distributable earnings	+	97,493,676
Net assets		$425,340,530

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$425,340,530		7,550,000		$56.34

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Statement of Operations

For the period March 1, 2021 through February 28, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $1,099)		$7,732,615
Dividends received from securities - affiliated		3,808
Securities on loan, net	+	4,781
Total investment income		7,741,204
Expenses
Management fees		948,944
Total expenses	–	948,944
Net investment income		6,792,260
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains on sales of securities - affiliated		27,830
Net realized losses on sales of securities - unaffiliated		(4,585,873)
Net realized gains on sales of in-kind redemptions - affiliated		49,879
Net realized gains on sales of in-kind redemptions - unaffiliated		11,394,471
Net realized gains on futures contracts	+	57,109
Net realized gains		6,943,416
Net change in unrealized appreciation (depreciation) on securities - affiliated		36,746
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		44,224,233
Net change in unrealized appreciation (depreciation) on futures contracts	+	(10,590)
Net change in unrealized appreciation (depreciation)	+	44,250,389
Net realized and unrealized gains		51,193,805
Increase in net assets resulting from operations		$57,986,065

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	3/1/21-2/28/22		3/1/20-2/28/21
Net investment income		$6,792,260	$5,688,763
Net realized gains		6,943,416	14,112,119
Net change in unrealized appreciation (depreciation)	+	44,250,389	48,236,523
Increase in net assets resulting from operations		$57,986,065	$68,037,405
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($6,475,295)	($6,024,890)

TRANSACTIONS IN FUND SHARES
	3/1/21-2/28/22			3/1/20-2/28/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,950,000	$105,060,157	500,000	$20,303,160
Shares redeemed	+	(300,000)	(15,956,138)	(1,650,000)	(59,607,587)
Net transactions in fund shares		1,650,000	$89,104,019	(1,150,000)	($39,304,427)
SHARES OUTSTANDING AND NET ASSETS
	3/1/21-2/28/22			3/1/20-2/28/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		5,900,000	$284,725,741	7,050,000	$262,017,653
Total increase (decrease)	+	1,650,000	140,614,789	(1,150,000)	22,708,088
End of period		7,550,000	$425,340,530	5,900,000	$284,725,741

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Financial Statements
FINANCIAL HIGHLIGHTS
	3/1/21– 2/28/22	3/1/20– 2/28/21	3/1/19– 2/29/20	3/1/18– 2/28/19	3/1/17– 2/28/18
Per-Share Data
Net asset value at beginning of period	$48.49	$37.67	$37.83	$37.20	$33.91
Income (loss) from investment operations:
Net investment income (loss)[1]	1.02	0.98	0.99	0.87	0.78
Net realized and unrealized gains (losses)	8.43	10.88	(0.20)	0.57	3.21
Total from investment operations	9.45	11.86	0.79	1.44	3.99
Less distributions:
Distributions from net investment income	(0.96)	(1.04)	(0.95)	(0.81)	(0.70)
Net asset value at end of period	$56.98	$48.49	$37.67	$37.83	$37.20
Total return	19.61%	32.40%	1.98%	3.92%	11.91%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income (loss)	1.84%	2.49%	2.47%	2.33%	2.22%
Portfolio turnover rate[2]	11%	13%	12%	11%	9%
Net assets, end of period (x 1,000)	$9,889,450	$5,862,523	$5,557,983	$4,596,260	$4,016,040

[1]	Calculated based on the average shares outstanding during the period.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings  as of February 28, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.8% OF NET ASSETS

Automobiles & Components 1.7%
Adient plc *	77,655	3,475,061
Aptiv plc *	57,610	7,457,038
Autoliv, Inc.	40,919	3,601,281
BorgWarner, Inc.	149,820	6,144,118
Dana, Inc.	113,691	2,116,927
Ford Motor Co.	3,521,157	61,831,517
General Motors Co. *	1,025,643	47,918,041
Gentex Corp.	97,901	2,963,463
Harley-Davidson, Inc.	92,215	3,808,480
Lear Corp.	53,017	8,341,695
Tesla, Inc. *	3,395	2,955,110
The Goodyear Tire & Rubber Co. *	505,819	7,835,136
Thor Industries, Inc.	29,014	2,625,767
Visteon Corp. *	30,916	3,715,176
		164,788,810

Banks 6.9%
Bank of America Corp.	2,671,180	118,066,156
Citigroup, Inc.	1,633,808	96,770,448
Citizens Financial Group, Inc.	184,423	9,667,454
Comerica, Inc.	74,750	7,137,877
Credicorp Ltd.	40,346	6,102,332
East West Bancorp, Inc.	27,989	2,450,717
Fifth Third Bancorp	284,182	13,595,267
First Republic Bank	13,468	2,333,466
Huntington Bancshares, Inc.	404,113	6,271,834
JPMorgan Chase & Co.	1,057,172	149,906,990
KeyCorp	306,522	7,684,507
M&T Bank Corp.	66,029	12,032,465
New York Community Bancorp, Inc.	184,112	2,124,652
PacWest Bancorp	49,859	2,464,032
People's United Financial, Inc.	115,585	2,436,532
Popular, Inc.	29,637	2,722,158
Regions Financial Corp.	307,106	7,428,894
SVB Financial Group *	4,537	2,749,422
The PNC Financial Services Group, Inc.	147,229	29,335,378
Truist Financial Corp.	258,944	16,111,496
U.S. Bancorp	568,038	32,116,868
Wells Fargo & Co.	2,849,817	152,094,733
Zions Bancorp NA	68,432	4,851,144
		686,454,822

Capital Goods 7.0%
3M Co.	201,017	29,881,177
A.O. Smith Corp.	36,329	2,491,443
Acuity Brands, Inc.	17,541	3,198,952
AECOM	73,316	5,327,141
AerCap Holdings N.V. *	105,536	5,744,325
AGCO Corp.	27,059	3,251,409
Allegion plc	15,508	1,775,976
Allison Transmission Holdings, Inc.	96,262	3,844,704
SECURITY	NUMBER OF SHARES	VALUE ($)
AMETEK, Inc.	35,867	4,655,178
Carlisle Cos., Inc.	19,576	4,647,342
Carrier Global Corp.	317,857	14,265,422
Caterpillar, Inc.	155,539	29,176,006
Cummins, Inc.	68,823	14,048,151
Curtiss-Wright Corp.	16,414	2,421,393
Deere & Co.	58,233	20,965,045
Donaldson Co., Inc.	35,746	1,939,935
Dover Corp.	35,211	5,523,197
Eaton Corp. plc	136,953	21,130,478
EMCOR Group, Inc.	29,972	3,462,965
Emerson Electric Co.	207,805	19,309,241
Fastenal Co.	109,720	5,646,191
Flowserve Corp.	63,093	1,916,134
Fluor Corp. *	230,131	4,984,637
Fortive Corp.	49,448	3,201,758
Fortune Brands Home & Security, Inc.	42,257	3,672,133
GATX Corp.	21,572	2,300,222
General Dynamics Corp.	115,810	27,151,655
General Electric Co.	577,970	55,201,915
Graco, Inc.	25,672	1,850,694
Hexcel Corp.	41,882	2,424,968
Honeywell International, Inc.	175,650	33,329,588
Howmet Aerospace, Inc.	159,352	5,723,924
Hubbell, Inc.	16,276	2,901,197
Huntington Ingalls Industries, Inc.	23,387	4,780,303
IDEX Corp.	12,367	2,373,227
Illinois Tool Works, Inc.	79,748	17,252,682
ITT, Inc.	23,048	2,025,228
Johnson Controls International plc	217,901	14,154,849
L3Harris Technologies, Inc.	37,938	9,572,137
Lennox International, Inc.	6,455	1,723,033
Lincoln Electric Holdings, Inc.	19,137	2,439,202
Lockheed Martin Corp.	75,241	32,639,546
Masco Corp.	74,991	4,202,496
MasTec, Inc. *	21,443	1,688,851
MDU Resources Group, Inc.	93,735	2,509,286
MSC Industrial Direct Co., Inc., Class A	25,226	1,954,511
Nordson Corp.	9,866	2,234,550
Northrop Grumman Corp.	52,339	23,141,165
nVent Electric plc	61,081	2,072,478
Oshkosh Corp.	33,727	3,745,046
Otis Worldwide Corp.	70,493	5,521,717
Owens Corning	52,238	4,868,059
PACCAR, Inc.	163,047	14,969,345
Parker-Hannifin Corp.	34,372	10,187,517
Pentair plc	42,940	2,486,655
Quanta Services, Inc.	50,727	5,526,199
Raytheon Technologies Corp.	320,587	32,924,285
Regal Rexnord Corp.	20,910	3,352,919
Rockwell Automation, Inc.	24,554	6,545,605
Roper Technologies, Inc.	11,516	5,161,702
Sensata Technologies Holding plc *	45,018	2,606,992
Snap-on, Inc.	20,690	4,348,624
Spirit AeroSystems Holdings, Inc., Class A	108,100	5,405,000
Stanley Black & Decker, Inc.	41,577	6,764,578

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Textron, Inc.	107,301	7,846,922
The Boeing Co. *	223,914	45,978,501
The Toro Co.	19,648	1,843,179
Trane Technologies plc	44,215	6,806,015
TransDigm Group, Inc. *	9,714	6,475,255
UFP Industries, Inc.	30,877	2,647,703
United Rentals, Inc. *	26,975	8,675,700
Univar Solutions, Inc. *	97,600	2,997,296
W.W. Grainger, Inc.	16,304	7,777,986
Watsco, Inc.	9,408	2,568,949
WESCO International, Inc. *	33,268	4,049,714
Westinghouse Air Brake Technologies Corp.	36,879	3,423,109
Xylem, Inc.	27,118	2,412,146
		690,044,758

Commercial & Professional Services 0.8%
ABM Industries, Inc.	47,126	2,112,659
Booz Allen Hamilton Holding Corp.	32,482	2,620,973
CACI International, Inc., Class A *	8,460	2,367,023
Cintas Corp.	13,889	5,212,819
Copart, Inc. *	16,373	2,011,914
CoreCivic, Inc. *	228,332	2,080,105
Equifax, Inc.	13,011	2,840,822
Jacobs Engineering Group, Inc.	43,510	5,351,730
KBR, Inc.	53,312	2,646,408
Kelly Services, Inc., Class A	90,487	1,920,134
Leidos Holdings, Inc.	57,368	5,842,357
ManpowerGroup, Inc.	71,117	7,558,315
Nielsen Holdings plc	226,025	3,937,355
Republic Services, Inc.	55,628	6,690,936
Robert Half International, Inc.	46,923	5,644,368
Science Applications International Corp.	26,971	2,365,087
Verisk Analytics, Inc.	13,926	2,469,637
Waste Management, Inc.	105,161	15,185,248
		78,857,890

Consumer Durables & Apparel 1.3%
Brunswick Corp.	28,787	2,749,734
Capri Holdings Ltd. *	79,861	5,409,784
Carter's, Inc.	26,121	2,525,378
D.R. Horton, Inc.	106,101	9,061,025
Garmin Ltd.	25,496	2,815,778
Hanesbrands, Inc.	201,999	3,120,885
Hasbro, Inc.	35,779	3,472,352
Leggett & Platt, Inc.	64,494	2,391,438
Lennar Corp., Class A	93,258	8,382,029
Lululemon Athletica, Inc. *	8,283	2,650,063
Mattel, Inc. *	95,120	2,376,098
Mohawk Industries, Inc. *	29,370	4,134,709
Newell Brands, Inc.	152,846	3,630,092
NIKE, Inc., Class B	163,662	22,348,046
NVR, Inc. *	1,084	5,374,949
Polaris, Inc.	24,383	2,962,778
PulteGroup, Inc.	141,759	7,039,752
PVH Corp.	53,849	5,271,279
Ralph Lauren Corp.	28,251	3,730,262
Skechers U.S.A., Inc., Class A *	48,813	2,244,422
Tapestry, Inc.	112,589	4,604,890
Taylor Morrison Home Corp. *	64,707	1,908,856
Toll Brothers, Inc.	55,028	2,985,819
Tri Pointe Homes, Inc. *	87,791	1,963,885
Under Armour, Inc., Class A *	46,047	823,781
Under Armour, Inc., Class C *	47,950	749,459
VF Corp.	109,046	6,326,849
SECURITY	NUMBER OF SHARES	VALUE ($)
Whirlpool Corp.	37,548	7,557,286
		128,611,678

Consumer Services 2.1%
Aramark	133,405	4,930,649
Booking Holdings, Inc. *	10,670	23,177,907
Carnival Corp. *	457,861	9,308,314
Chipotle Mexican Grill, Inc. *	2,352	3,582,919
Cracker Barrel Old Country Store, Inc.	14,412	1,935,099
Darden Restaurants, Inc.	31,264	4,540,158
Domino's Pizza, Inc.	8,703	3,761,524
Expedia Group, Inc. *	35,627	6,986,811
H&R Block, Inc.	94,344	2,340,675
Hilton Worldwide Holdings, Inc. *	47,510	7,072,339
Las Vegas Sands Corp. *	176,273	7,555,061
Marriott International, Inc., Class A *	56,615	9,632,476
Marriott Vacations Worldwide Corp.	12,554	2,017,051
McDonald's Corp.	180,367	44,148,431
MGM Resorts International	178,993	7,927,600
Norwegian Cruise Line Holdings Ltd. *	193,572	3,772,718
Royal Caribbean Cruises Ltd. *	99,443	8,027,039
Service Corp. International	38,094	2,318,020
Six Flags Entertainment Corp. *	50,846	2,219,936
Starbucks Corp.	281,929	25,878,263
The Wendy's Co.	88,243	2,006,646
Travel & Leisure Co.	45,172	2,531,891
Vail Resorts, Inc.	6,729	1,753,241
Wynn Resorts Ltd. *	33,699	2,915,637
Yum China Holdings, Inc.	89,060	4,632,901
Yum! Brands, Inc.	80,713	9,893,799
		204,867,105

Diversified Financials 6.0%
Affiliated Managers Group, Inc.	18,630	2,577,647
AGNC Investment Corp.	150,179	1,938,811
Ally Financial, Inc.	242,109	12,081,239
American Express Co.	220,927	42,979,139
Ameriprise Financial, Inc.	46,907	14,062,250
Annaly Capital Management, Inc.	363,469	2,529,744
Berkshire Hathaway, Inc., Class B *	568,055	182,601,280
BlackRock, Inc.	24,266	18,051,235
Capital One Financial Corp.	244,676	37,501,491
Cboe Global Markets, Inc.	17,404	2,041,315
CME Group, Inc.	41,081	9,716,889
Discover Financial Services	177,677	21,932,449
Equitable Holdings, Inc.	110,461	3,607,656
Evercore, Inc., Class A	15,642	1,986,690
Franklin Resources, Inc.	246,124	7,317,267
Intercontinental Exchange, Inc.	70,264	9,002,224
Invesco Ltd.	212,643	4,516,537
Jackson Financial, Inc., Class A	18,256	746,488
Janus Henderson Group plc	53,529	1,796,969
Jefferies Financial Group, Inc.	80,479	2,860,224
KKR & Co., Inc.	86,461	5,198,035
Lazard Ltd., Class A	52,672	1,821,398
LPL Financial Holdings, Inc.	20,537	3,716,170
Moody's Corp.	16,329	5,258,428
Morgan Stanley	354,527	32,169,780
MSCI, Inc.	4,777	2,396,573
Nasdaq, Inc.	15,042	2,574,438
Navient Corp.	302,643	5,329,543
New Residential Investment Corp.	336,111	3,488,832
Northern Trust Corp.	55,731	6,347,761
OneMain Holdings, Inc.	38,327	1,953,910
PROG Holdings, Inc. *	39,660	1,215,182
Raymond James Financial, Inc.	40,843	4,478,435

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
S&P Global, Inc.	38,942	14,630,470
SEI Investments Co.	37,230	2,180,933
Starwood Property Trust, Inc.	93,158	2,220,887
State Street Corp.	124,237	10,601,143
Synchrony Financial	503,357	21,533,612
T. Rowe Price Group, Inc.	60,593	8,759,324
The Bank of New York Mellon Corp.	409,996	21,791,287
The Charles Schwab Corp. (a)	104,791	8,850,648
The Goldman Sachs Group, Inc.	115,556	39,438,107
Voya Financial, Inc.	41,237	2,777,312
		588,579,752

Energy 9.9%
Antero Resources Corp. *	202,344	4,639,748
APA Corp.	155,241	5,531,237
Baker Hughes Co.	556,368	16,346,092
Cheniere Energy, Inc.	31,300	4,159,770
Chevron Corp.	1,267,152	182,469,888
ConocoPhillips	665,152	63,096,319
Coterra Energy, Inc.	209,730	4,893,001
Delek US Holdings, Inc. *	136,125	2,345,434
Devon Energy Corp.	122,776	7,311,311
Diamondback Energy, Inc.	44,401	6,131,778
DTE Midstream LLC *	33,250	1,765,575
EOG Resources, Inc.	186,976	21,487,282
Exxon Mobil Corp.	3,474,041	272,434,295
Halliburton Co.	431,684	14,474,364
Helmerich & Payne, Inc.	131,094	4,749,536
Hess Corp.	46,265	4,675,541
HollyFrontier Corp. *	273,942	8,341,534
Kinder Morgan, Inc.	1,153,467	20,070,326
Marathon Oil Corp.	556,293	12,549,970
Marathon Petroleum Corp.	720,853	56,132,823
Murphy Oil Corp.	127,563	4,422,609
Nabors Industries Ltd. *	23,296	2,924,580
NOV, Inc.	579,966	9,946,417
Occidental Petroleum Corp.	625,303	27,344,500
ONEOK, Inc.	171,741	11,214,687
Ovintiv, Inc.	97,837	4,485,826
Patterson-UTI Energy, Inc.	263,186	3,797,774
PBF Energy, Inc., Class A *	451,491	7,503,780
Peabody Energy Corp. *	313,394	5,434,252
Phillips 66	616,462	51,930,759
Pioneer Natural Resources Co.	42,060	10,077,576
Schlumberger N.V.	866,799	34,013,193
Targa Resources Corp.	136,140	8,899,472
TechnipFMC plc *	472,606	3,237,351
The Williams Cos., Inc.	463,526	14,499,093
Transocean Ltd. *	724,699	2,565,434
Valero Energy Corp.	687,453	57,409,200
World Fuel Services Corp.	274,488	7,778,990
		981,091,317

Food & Staples Retailing 3.0%
Casey's General Stores, Inc.	18,370	3,455,030
Costco Wholesale Corp.	117,185	60,848,311
Performance Food Group Co. *	149,711	8,389,805
Rite Aid Corp. *	150,974	1,382,922
SpartanNash Co.	108,343	3,048,772
Sprouts Farmers Market, Inc. *	84,294	2,400,693
Sysco Corp.	197,510	17,203,121
The Kroger Co.	826,918	38,699,762
United Natural Foods, Inc. *	92,077	3,704,258
US Foods Holding Corp. *	212,559	8,308,931
Walgreens Boots Alliance, Inc.	1,038,069	47,844,600
SECURITY	NUMBER OF SHARES	VALUE ($)
Walmart, Inc.	763,825	103,238,587
		298,524,792

Food, Beverage & Tobacco 4.2%
Altria Group, Inc.	864,182	44,323,895
Archer-Daniels-Midland Co.	497,959	39,064,884
Bunge Ltd.	143,518	15,004,807
Campbell Soup Co.	73,456	3,303,316
Coca-Cola Europacific Partners plc	102,789	5,263,825
Conagra Brands, Inc.	169,520	5,928,114
Constellation Brands, Inc., Class A	33,181	7,154,487
Darling Ingredients, Inc. *	30,658	2,222,092
Flowers Foods, Inc.	91,666	2,512,565
General Mills, Inc.	219,134	14,776,206
Hormel Foods Corp.	98,929	4,712,978
Ingredion, Inc.	48,920	4,341,161
Kellogg Co.	97,258	6,218,677
Keurig Dr Pepper, Inc.	101,442	3,922,762
McCormick & Co., Inc. Non-Voting Shares	38,771	3,689,836
Molson Coors Beverage Co., Class B	134,768	7,032,194
Mondelez International, Inc., Class A	477,881	31,291,648
Monster Beverage Corp. *	51,226	4,323,474
PepsiCo, Inc.	363,227	59,474,789
Philip Morris International, Inc.	479,635	48,476,709
Post Holdings, Inc. *	21,246	2,233,804
Sanderson Farms, Inc.	14,140	2,525,263
The Coca-Cola Co.	857,937	53,397,999
The Hershey Co.	25,217	5,100,390
The J.M. Smucker Co.	56,323	7,589,524
The Kraft Heinz Co.	328,647	12,889,535
Tyson Foods, Inc., Class A	238,416	22,091,627
		418,866,561

Health Care Equipment & Services 6.3%
Abbott Laboratories	214,923	25,924,012
Align Technology, Inc. *	3,192	1,632,580
AmerisourceBergen Corp.	89,450	12,749,308
Anthem, Inc.	124,789	56,385,910
Baxter International, Inc.	132,370	11,247,479
Becton Dickinson & Co.	43,400	11,773,552
Boston Scientific Corp. *	149,724	6,613,309
Cardinal Health, Inc.	406,321	21,945,397
Centene Corp. *	220,638	18,229,112
Cerner Corp.	93,004	8,672,623
Cigna Corp.	108,385	25,771,785
CVS Health Corp.	869,218	90,094,446
DaVita, Inc. *	57,535	6,488,222
Dentsply Sirona, Inc.	60,185	3,258,416
Edwards Lifesciences Corp. *	32,971	3,704,951
Encompass Health Corp.	32,555	2,149,281
Envista Holdings Corp. *	55,556	2,666,688
HCA Healthcare, Inc.	86,425	21,633,042
Henry Schein, Inc. *	65,317	5,642,082
Hologic, Inc. *	39,029	2,777,694
Humana, Inc.	66,791	29,008,667
Intuitive Surgical, Inc. *	16,196	4,702,185
Laboratory Corp. of America Holdings *	24,465	6,636,376
McKesson Corp.	126,809	34,867,403
Medtronic plc	353,290	37,091,917
Molina Healthcare, Inc. *	17,166	5,267,730
Patterson Cos., Inc.	67,655	2,022,885
Quest Diagnostics, Inc.	52,974	6,953,897
ResMed, Inc.	11,547	2,849,222
STERIS plc	16,202	3,888,480
Stryker Corp.	45,454	11,970,311

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Tenet Healthcare Corp. *	57,849	4,974,436
The Cooper Cos., Inc.	5,054	2,067,187
UnitedHealth Group, Inc.	249,642	118,797,139
Universal Health Services, Inc., Class B	50,432	7,258,678
Zimmer Biomet Holdings, Inc.	42,618	5,420,583
		623,136,985

Household & Personal Products 1.3%
Church & Dwight Co., Inc.	50,251	4,917,060
Colgate-Palmolive Co.	191,152	14,709,146
Kimberly-Clark Corp.	83,243	10,834,077
Nu Skin Enterprises, Inc., Class A	38,506	1,786,293
The Clorox Co.	29,007	4,228,931
The Estee Lauder Cos., Inc., Class A	22,797	6,755,435
The Procter & Gamble Co.	572,289	89,214,132
		132,445,074

Insurance 3.8%
Aflac, Inc.	327,383	19,999,827
Alleghany Corp. *	5,260	3,481,699
American Financial Group, Inc.	22,665	3,068,614
American International Group, Inc.	840,799	51,490,531
Aon plc, Class A	46,676	13,635,927
Arch Capital Group Ltd. *	82,287	3,876,541
Arthur J. Gallagher & Co.	27,809	4,399,106
Assurant, Inc.	15,343	2,603,860
Assured Guaranty Ltd.	72,249	4,477,270
Axis Capital Holdings Ltd.	38,584	2,107,458
Brown & Brown, Inc.	35,370	2,391,366
Chubb Ltd.	122,065	24,857,317
Cincinnati Financial Corp.	41,848	5,138,516
CNO Financial Group, Inc.	101,105	2,443,708
Everest Re Group Ltd.	16,203	4,832,059
Fidelity National Financial, Inc.	116,344	5,542,628
First American Financial Corp.	49,799	3,338,525
Genworth Financial, Inc., Class A *	755,553	3,067,545
Globe Life, Inc.	40,399	4,078,683
Lincoln National Corp.	107,750	7,264,505
Loews Corp.	126,237	7,743,378
Markel Corp. *	3,100	3,853,021
Marsh & McLennan Cos., Inc.	93,139	14,474,732
MetLife, Inc.	392,564	26,517,698
Old Republic International Corp.	148,683	3,917,797
Primerica, Inc.	13,485	1,751,567
Principal Financial Group, Inc.	114,835	8,111,944
Prudential Financial, Inc.	256,489	28,639,562
Reinsurance Group of America, Inc.	37,692	4,178,535
The Allstate Corp.	175,519	21,476,505
The Hanover Insurance Group, Inc.	17,685	2,467,234
The Hartford Financial Services Group, Inc.	177,273	12,316,928
The Progressive Corp.	144,711	15,329,236
The Travelers Cos., Inc.	193,963	33,328,662
Unum Group	219,210	6,120,343
W.R. Berkley Corp.	43,042	3,886,693
Willis Towers Watson plc	22,083	4,909,051
		371,118,571

Materials 3.3%
Air Products and Chemicals, Inc.	38,480	9,092,824
Albemarle Corp.	17,950	3,516,225
Alcoa Corp.	147,458	11,109,486
AptarGroup, Inc.	14,621	1,782,007
Arconic Corp. *	114,662	3,520,123
Ashland Global Holdings, Inc.	21,032	1,940,833
SECURITY	NUMBER OF SHARES	VALUE ($)
Avery Dennison Corp.	17,822	3,140,236
Axalta Coating Systems Ltd. *	63,629	1,720,528
Ball Corp.	45,828	4,112,605
Berry Global Group, Inc. *	44,439	2,695,225
Celanese Corp.	41,805	5,822,600
CF Industries Holdings, Inc.	93,187	7,565,852
Commercial Metals Co.	77,123	2,973,092
Corteva, Inc.	161,553	8,405,603
Crown Holdings, Inc.	28,532	3,500,020
Dow, Inc.	284,890	16,797,114
DuPont de Nemours, Inc.	297,254	22,998,542
Eastman Chemical Co.	70,168	8,312,803
Ecolab, Inc.	50,079	8,826,925
FMC Corp.	19,144	2,244,634
Freeport-McMoRan, Inc.	134,332	6,306,887
Graphic Packaging Holding Co.	159,955	3,291,874
Huntsman Corp.	131,984	5,337,433
International Flavors & Fragrances, Inc.	23,699	3,151,967
International Paper Co.	238,333	10,374,635
Linde plc *	99,665	29,225,765
LyondellBasell Industries N.V., Class A	186,416	18,125,228
Martin Marietta Materials, Inc.	12,078	4,582,393
Newmont Corp.	145,403	9,625,679
Nucor Corp.	165,141	21,735,858
O-I Glass, Inc. *	195,875	2,503,282
Olin Corp.	65,666	3,382,456
Packaging Corp. of America	37,486	5,517,564
PPG Industries, Inc.	77,368	10,324,760
Reliance Steel & Aluminum Co.	47,163	9,002,002
RPM International, Inc.	32,173	2,720,871
Sealed Air Corp.	69,261	4,649,491
Sonoco Products Co.	48,997	2,877,104
Steel Dynamics, Inc.	115,796	8,172,882
Sylvamo Corp. *	21,676	756,492
The Chemours Co.	90,331	2,493,136
The Mosaic Co.	182,327	9,559,405
The Sherwin-Williams Co.	27,512	7,239,233
United States Steel Corp.	188,608	5,132,024
Vulcan Materials Co.	22,275	4,041,799
Westrock Co.	214,427	9,707,110
		329,914,607

Media & Entertainment 4.1%
Activision Blizzard, Inc.	100,976	8,229,544
Alphabet, Inc., Class A *	27,085	73,160,377
Alphabet, Inc., Class C *	26,109	70,437,382
Altice USA, Inc., Class A *	169,261	1,956,657
Charter Communications, Inc., Class A *	38,441	23,133,025
Cinemark Holdings, Inc. *	106,280	1,864,151
Comcast Corp., Class A	1,518,062	70,984,579
Discovery, Inc., Class A *(b)	67,799	1,901,762
Discovery, Inc., Class C *	120,754	3,377,489
DISH Network Corp., Class A *	102,610	3,279,416
Electronic Arts, Inc.	57,641	7,498,518
Fox Corp., Class A	139,286	5,826,333
Fox Corp., Class B	66,187	2,532,315
Liberty Media Corp. - Liberty SiriusXM, Class A *	57,514	2,896,405
Liberty Media Corp. - Liberty SiriusXM, Class C *	122,787	6,178,642
Loyalty Ventures, Inc. *	26,988	647,712
Match Group, Inc. *	13,989	1,559,634
Meta Platforms, Inc., Class A *	202,577	42,749,824
Netflix, Inc. *	7,422	2,928,128
News Corp., Class A	146,615	3,272,447
News Corp., Class B	45,354	1,017,290
Omnicom Group, Inc.	99,220	8,323,566

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Paramount Global, Class B	247,515	7,576,434
The Interpublic Group of Cos., Inc.	129,694	4,772,739
The Walt Disney Co. *	347,930	51,653,688
Twitter, Inc. *	35,411	1,258,861
		409,016,918

Pharmaceuticals, Biotechnology & Life Sciences 6.0%
AbbVie, Inc.	428,011	63,247,185
Agilent Technologies, Inc.	36,951	4,816,932
Amgen, Inc.	211,618	47,927,245
Biogen, Inc. *	56,255	11,870,368
Bristol-Myers Squibb Co.	478,321	32,846,303
Danaher Corp.	46,558	12,775,981
Eli Lilly & Co.	73,251	18,309,087
Gilead Sciences, Inc.	844,542	51,010,337
ICON plc *	13,411	3,191,952
Illumina, Inc. *	8,237	2,690,204
IQVIA Holdings, Inc. *	36,223	8,335,637
Jazz Pharmaceuticals plc *	17,898	2,459,543
Johnson & Johnson	667,091	109,783,166
Merck & Co., Inc.	806,929	61,794,623
Mettler-Toledo International, Inc. *	2,418	3,406,333
Organon & Co.	90,680	3,385,084
Perrigo Co., plc	81,483	2,894,276
Pfizer, Inc.	2,246,885	105,468,782
Regeneron Pharmaceuticals, Inc. *	11,705	7,237,904
Thermo Fisher Scientific, Inc.	38,775	21,093,600
United Therapeutics Corp. *	14,254	2,369,015
Vertex Pharmaceuticals, Inc. *	10,025	2,305,951
Viatris, Inc.	560,930	6,175,839
Waters Corp. *	12,213	3,868,223
Zoetis, Inc.	34,064	6,596,494
		595,860,064

Real Estate 2.1%
Alexandria Real Estate Equities, Inc.	12,783	2,421,100
American Tower Corp.	41,764	9,474,999
Apartment Income REIT Corp.	40,873	2,109,456
Apple Hospitality REIT, Inc.	140,963	2,493,635
AvalonBay Communities, Inc.	24,377	5,816,108
Boston Properties, Inc.	43,542	5,325,622
Brixmor Property Group, Inc.	116,234	2,919,798
Camden Property Trust	15,957	2,634,660
CBRE Group, Inc., Class A	84,632	8,196,609
Crown Castle International Corp.	52,561	8,756,137
Digital Realty Trust, Inc.	32,837	4,430,368
DigitalBridge Group, Inc. *	390,034	2,827,747
Diversified Healthcare Trust	625,070	1,800,202
Duke Realty Corp.	42,976	2,277,728
Equinix, Inc.	9,374	6,653,009
Equity Residential	76,583	6,532,530
Essex Property Trust, Inc.	10,367	3,288,101
Extra Space Storage, Inc.	14,779	2,780,669
Healthpeak Properties, Inc.	131,979	4,099,268
Host Hotels & Resorts, Inc. *	487,438	8,905,492
Invitation Homes, Inc.	63,258	2,391,152
Iron Mountain, Inc.	110,169	5,418,111
Jones Lang LaSalle, Inc. *	23,018	5,667,492
Kimco Realty Corp.	167,711	3,946,240
Lamar Advertising Co., Class A	21,409	2,334,866
Mid-America Apartment Communities, Inc.	17,773	3,636,534
Omega Healthcare Investors, Inc.	57,219	1,611,859
Orion Office REIT, Inc. *	8,450	143,904
Park Hotels & Resorts, Inc. *	184,225	3,470,799
Prologis, Inc.	51,186	7,465,478
SECURITY	NUMBER OF SHARES	VALUE ($)
Public Storage	18,097	6,424,797
Realogy Holdings Corp. *	174,761	3,177,155
Realty Income Corp.	86,781	5,735,356
Regency Centers Corp.	32,720	2,155,921
RLJ Lodging Trust	147,796	2,067,666
Service Properties Trust	271,216	2,340,594
Simon Property Group, Inc.	84,698	11,651,057
SL Green Realty Corp.	39,181	3,115,673
The Macerich Co.	140,916	2,156,015
UDR, Inc.	45,547	2,499,164
Ventas, Inc.	163,138	8,809,452
Vornado Realty Trust	82,816	3,584,276
Welltower, Inc.	123,399	10,277,903
Weyerhaeuser Co.	274,005	10,653,314
WP Carey, Inc.	29,947	2,317,898
		206,795,914

Retailing 4.3%
Advance Auto Parts, Inc.	23,578	4,821,229
Amazon.com, Inc. *	19,271	59,186,251
American Eagle Outfitters, Inc.	88,364	1,862,713
Asbury Automotive Group, Inc. *	11,501	2,232,459
AutoNation, Inc. *	40,147	4,603,255
AutoZone, Inc. *	3,233	6,024,340
Bath & Body Works, Inc.	76,509	4,083,285
Bed Bath & Beyond, Inc. *	228,059	3,851,916
Best Buy Co., Inc.	129,581	12,522,708
Big Lots, Inc.	42,321	1,471,078
Burlington Stores, Inc. *	8,345	1,885,052
CarMax, Inc. *	55,088	6,022,771
Dick's Sporting Goods, Inc.	32,629	3,426,045
Dollar General Corp.	72,584	14,396,311
Dollar Tree, Inc. *	76,777	10,908,476
eBay, Inc.	244,635	13,354,625
Foot Locker, Inc.	87,101	2,754,134
GameStop Corp., Class A *(b)	21,967	2,709,410
Genuine Parts Co.	59,167	7,227,841
Group 1 Automotive, Inc.	16,503	3,002,391
Kohl's Corp.	230,579	12,824,804
Lithia Motors, Inc.	8,602	2,931,734
LKQ Corp.	105,790	4,966,840
Lowe's Cos., Inc.	165,691	36,627,652
Macy's, Inc.	608,922	15,783,258
Murphy USA, Inc.	26,003	4,699,782
Nordstrom, Inc. *	135,803	2,816,554
O'Reilly Automotive, Inc. *	16,342	10,609,880
Penske Automotive Group, Inc.	26,061	2,561,536
Qurate Retail, Inc., Class A	582,256	3,208,231
Ross Stores, Inc.	79,515	7,266,876
Signet Jewelers Ltd.	32,628	2,300,274
Target Corp.	179,093	35,777,409
The Gap, Inc.	171,103	2,489,549
The Home Depot, Inc.	216,410	68,348,770
The ODP Corp. *	87,333	3,842,652
The TJX Cos., Inc.	352,911	23,327,417
Tractor Supply Co.	26,948	5,491,733
Ulta Beauty, Inc. *	10,438	3,909,031
Urban Outfitters, Inc. *	57,869	1,591,976
Victoria's Secret & Co. *	25,887	1,388,320
Williams-Sonoma, Inc.	18,792	2,722,209
		421,832,777

Semiconductors & Semiconductor Equipment 3.6%
Advanced Micro Devices, Inc. *	81,140	10,007,876
Analog Devices, Inc.	73,719	11,816,419
Applied Materials, Inc.	154,436	20,725,311

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Broadcom, Inc.	57,726	33,910,561
Intel Corp.	2,093,013	99,836,720
KLA Corp.	20,038	6,983,243
Lam Research Corp.	18,657	10,473,107
Marvell Technology, Inc.	53,285	3,640,964
Microchip Technology, Inc.	54,548	3,836,361
Micron Technology, Inc.	381,542	33,903,822
NVIDIA Corp.	65,025	15,856,346
NXP Semiconductor N.V.	52,143	9,913,427
ON Semiconductor Corp. *	79,956	5,006,045
Qorvo, Inc. *	28,025	3,833,260
QUALCOMM, Inc.	263,206	45,268,800
Skyworks Solutions, Inc.	42,171	5,826,767
Teradyne, Inc.	20,974	2,473,254
Texas Instruments, Inc.	173,260	29,452,467
		352,764,750

Software & Services 5.6%
Accenture plc, Class A	96,377	30,457,060
Adobe, Inc. *	21,516	10,062,603
Akamai Technologies, Inc. *	33,336	3,608,955
Alliance Data Systems Corp.	68,834	4,642,853
Amdocs Ltd.	61,038	4,803,691
ANSYS, Inc. *	5,755	1,865,713
Autodesk, Inc. *	6,801	1,497,784
Automatic Data Processing, Inc.	67,458	13,791,114
Broadridge Financial Solutions, Inc.	21,224	3,103,161
Cadence Design Systems, Inc. *	18,106	2,741,792
CDK Global, Inc.	60,085	2,724,254
Check Point Software Technologies Ltd. *	27,905	4,042,876
Citrix Systems, Inc.	42,987	4,406,168
Cognizant Technology Solutions Corp., Class A	231,067	19,901,801
DXC Technology Co. *	208,584	7,098,114
Fidelity National Information Services, Inc.	77,175	7,349,375
Fiserv, Inc. *	47,264	4,616,275
FleetCor Technologies, Inc. *	14,572	3,412,762
Genpact Ltd.	50,381	2,107,941
Global Payments, Inc.	25,515	3,403,191
International Business Machines Corp.	535,735	65,632,895
Intuit, Inc.	18,901	8,966,067
Jack Henry & Associates, Inc.	13,974	2,470,603
Kyndryl Holdings, Inc. *	113,674	1,802,870
Mastercard, Inc., Class A	69,703	25,150,236
Maximus, Inc.	25,538	2,013,927
Microsoft Corp.	664,118	198,431,817
NCR Corp. *	67,487	2,734,573
NortonLifeLock, Inc.	201,350	5,835,123
Oracle Corp.	571,767	43,437,139
Paychex, Inc.	53,724	6,396,379
PayPal Holdings, Inc. *	53,718	6,012,656
Sabre Corp. *	248,845	2,719,876
salesforce.com, Inc. *	27,404	5,769,364
SS&C Technologies Holdings, Inc.	27,235	2,041,808
Synopsys, Inc. *	9,353	2,921,784
Teradata Corp. *	43,112	2,155,169
The Western Union Co.	218,913	3,979,838
VeriSign, Inc. *	9,213	1,969,002
Visa, Inc., Class A	144,881	31,311,682
		557,390,291

Technology Hardware & Equipment 7.3%
Amphenol Corp., Class A	87,957	6,685,611
Apple Inc.	2,666,279	440,255,988
Arrow Electronics, Inc. *	70,193	8,555,123
SECURITY	NUMBER OF SHARES	VALUE ($)
Avnet, Inc.	239,640	10,081,655
CDW Corp.	30,906	5,330,049
Cisco Systems, Inc.	1,743,556	97,238,118
Corning, Inc.	458,890	18,539,156
Dell Technologies, Inc., Class C *	42,980	2,190,261
F5, Inc. *	17,716	3,558,259
Flex Ltd. *	332,134	5,476,890
Hewlett Packard Enterprise Co.	1,552,984	24,723,505
HP, Inc.	548,822	18,857,524
Insight Enterprises, Inc. *	20,470	2,128,880
Jabil, Inc.	102,847	5,945,585
Juniper Networks, Inc.	229,590	7,757,846
Keysight Technologies, Inc. *	12,979	2,042,505
Motorola Solutions, Inc.	32,182	7,093,878
NetApp, Inc.	95,168	7,459,268
Sanmina Corp. *	76,435	3,040,584
Seagate Technology Holdings plc	102,019	10,524,280
TD SYNNEX Corp.	20,242	2,061,243
TE Connectivity Ltd.	84,378	12,017,958
Teledyne Technologies, Inc. *	8,741	3,753,211
Trimble, Inc. *	27,237	1,899,781
Western Digital Corp. *	193,695	9,866,823
Xerox Holdings Corp.	226,149	4,457,397
Zebra Technologies Corp., Class A *	3,882	1,604,586
		723,145,964

Telecommunication Services 3.4%
AT&T, Inc.	6,465,712	153,172,717
Liberty Global plc, Class A *	137,496	3,544,647
Liberty Global plc, Class C *	288,804	7,471,359
Lumen Technologies, Inc.	1,463,971	15,166,740
Telephone and Data Systems, Inc.	165,535	2,872,032
T-Mobile US, Inc. *	102,637	12,645,905
Verizon Communications, Inc.	2,527,879	135,671,266
		330,544,666

Transportation 2.1%
American Airlines Group, Inc. *	226,652	3,909,747
Avis Budget Group, Inc. *	53,407	9,796,980
C.H. Robinson Worldwide, Inc.	75,054	7,256,221
CSX Corp.	698,060	23,671,214
Delta Air Lines, Inc. *	151,910	6,064,247
Expeditors International of Washington, Inc.	53,634	5,543,610
FedEx Corp.	106,032	23,567,733
GXO Logistics, Inc. *	31,284	2,625,666
J.B. Hunt Transport Services, Inc.	25,389	5,152,190
Kirby Corp. *	31,385	2,044,733
Knight-Swift Transportation Holdings, Inc.	48,978	2,668,321
Landstar System, Inc.	14,720	2,272,915
Norfolk Southern Corp.	72,448	18,584,361
Old Dominion Freight Line, Inc.	12,474	3,917,210
Ryder System, Inc.	62,594	4,934,911
Southwest Airlines Co. *	100,681	4,409,828
Union Pacific Corp.	205,687	50,588,718
United Airlines Holdings, Inc. *	94,197	4,182,347
United Parcel Service, Inc., Class B	130,940	27,552,395
XPO Logistics, Inc. *	33,573	2,440,086
		211,183,433

Utilities 3.7%
Alliant Energy Corp.	69,211	4,041,922
Ameren Corp.	85,597	7,357,062
American Electric Power Co., Inc.	195,887	17,757,157

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
American Water Works Co., Inc.	28,967	4,376,624
Atmos Energy Corp.	36,489	4,006,857
CenterPoint Energy, Inc.	266,200	7,280,570
CMS Energy Corp.	100,733	6,447,919
Consolidated Edison, Inc.	177,052	15,185,750
Constellation Energy Corp.	198,866	9,143,859
Dominion Energy, Inc.	268,572	21,359,531
DTE Energy Co.	70,023	8,514,097
Duke Energy Corp.	317,448	31,874,954
Edison International	166,681	10,570,909
Entergy Corp.	81,395	8,563,568
Evergy, Inc.	147,363	9,196,925
Eversource Energy	104,755	8,568,959
Exelon Corp.	597,492	25,429,259
FirstEnergy Corp.	300,754	12,586,555
NextEra Energy, Inc.	327,049	25,598,125
NiSource, Inc.	166,697	4,822,544
NRG Energy, Inc.	98,602	3,731,100
OGE Energy Corp.	88,407	3,319,683
PG&E Corp. *	258,484	2,938,963
Pinnacle West Capital Corp.	58,459	4,140,651
Portland General Electric Co.	45,582	2,314,198
PPL Corp.	435,272	11,391,068
Public Service Enterprise Group, Inc.	193,914	12,571,445
Sempra Energy	90,719	13,083,494
Southwest Gas Holdings, Inc.	30,512	2,164,521
The AES Corp.	327,097	6,944,269
The Southern Co.	404,972	26,230,036
UGI Corp.	102,268	3,931,182
Vistra Corp.	391,929	8,943,820
WEC Energy Group, Inc.	91,035	8,273,261
Xcel Energy, Inc.	174,508	11,749,624
		364,410,461
Total Common Stocks (Cost $8,117,962,984)		9,870,247,960

SHORT-TERM INVESTMENTS 0.1% OF NET ASSETS

Money Market Funds 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (c)	7,471,770	7,471,770
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (c)(d)	3,896,800	3,896,800
		11,368,570
Total Short-Term Investments (Cost $11,368,570)		11,368,570
Total Investments in Securities (Cost $8,129,331,554)		9,881,616,530

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 03/18/22	85	18,564,000	(245,433)

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $3,885,136.
(c)	The rate shown is the 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

REIT —	Real Estate Investment Trust

Below is a summary of the fund’s transactions with affiliated issuers during the period ended February 28, 2022:
	VALUE AT 2/28/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 2/28/22	BALANCE OF SHARES HELD AT 2/28/22	DIVIDENDS RECEIVED
COMMON STOCKS 0.1% OF NET ASSETS

Diversified Financials 0.1%
The Charles Schwab Corp.	$8,403,178	$4,411,830	($6,390,137)	$1,521,579	$904,198	$8,850,648	104,791	$83,768

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$9,870,247,960	$—	$—	$9,870,247,960
Short-Term Investments[1]	11,368,570	—	—	11,368,570
Liabilities
Futures Contracts[2]	(245,433)	—	—	(245,433)
Total	$9,881,371,097	$—	$—	$9,881,371,097

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Statement of Assets and Liabilities

As of February 28, 2022
Assets
Investments in securities, at value - affiliated (cost $5,247,139)		$8,850,648
Investments in securities, at value - unaffiliated (cost $8,124,084,415) including securities on loan of $3,885,136		9,872,765,882
Deposit with broker for futures contracts		1,414,499
Receivables:
Investments sold		84,000,603
Fund shares sold		82,625,768
Dividends		21,131,309
Income from securities on loan	+	1,912
Total assets		10,070,790,621
Liabilities
Collateral held for securities on loan		3,896,800
Payables:
Investments bought		89,646,374
Fund shares redeemed		85,844,226
Management fees		1,909,197
Variation margin on futures contracts	+	44,278
Total liabilities		181,340,875
Net assets		$9,889,449,746
Net Assets by Source
Capital received from investors		$8,456,981,798
Total distributable earnings	+	1,432,467,948
Net assets		$9,889,449,746

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$9,889,449,746		173,550,000		$56.98

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Statement of Operations

For the period March 1, 2021 through February 28, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $18,965)		$160,141,226
Dividends received from securities - affiliated		83,768
Securities on loan, net	+	26,860
Total investment income		160,251,854
Expenses
Management fees		19,208,020
Total expenses	–	19,208,020
Net investment income		141,043,834
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains on sales of securities - affiliated		310,676
Net realized losses on sales of securities - unaffiliated		(104,766,775)
Net realized gains on sales of in-kind redemptions - affiliated		1,210,903
Net realized gains on sales of in-kind redemptions - unaffiliated		496,763,671
Net realized gains on futures contracts	+	379,888
Net realized gains		393,898,363
Net change in unrealized appreciation (depreciation) on securities - affiliated		904,198
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		629,162,157
Net change in unrealized appreciation (depreciation) on futures contracts	+	31,343
Net change in unrealized appreciation (depreciation)	+	630,097,698
Net realized and unrealized gains		1,023,996,061
Increase in net assets resulting from operations		$1,165,039,895

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	3/1/21-2/28/22		3/1/20-2/28/21
Net investment income		$141,043,834	$126,653,300
Net realized gains		393,898,363	422,934,207
Net change in unrealized appreciation (depreciation)	+	630,097,698	883,468,597
Increase in net assets resulting from operations		$1,165,039,895	$1,433,056,104
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($130,197,615)	($134,608,220)

TRANSACTIONS IN FUND SHARES
	3/1/21-2/28/22			3/1/20-2/28/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		71,200,000	$4,014,710,303	30,500,000	$1,133,770,691
Shares redeemed	+	(18,550,000)	(1,022,625,679)	(57,150,000)	(2,127,678,557)
Net transactions in fund shares		52,650,000	$2,992,084,624	(26,650,000)	($993,907,866)
SHARES OUTSTANDING AND NET ASSETS
	3/1/21-2/28/22			3/1/20-2/28/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		120,900,000	$5,862,522,842	147,550,000	$5,557,982,824
Total increase (decrease)	+	52,650,000	4,026,926,904	(26,650,000)	304,540,018
End of period		173,550,000	$9,889,449,746	120,900,000	$5,862,522,842

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Financial Statements
FINANCIAL HIGHLIGHTS
	3/1/21– 2/28/22	3/1/20– 2/28/21	3/1/19– 2/29/20	3/1/18– 2/28/19	3/1/17– 2/28/18
Per-Share Data
Net asset value at beginning of period	$48.75	$34.73	$38.08	$36.90	$34.89
Income (loss) from investment operations:
Net investment income (loss)[1]	0.65	0.49	0.55	0.59	0.52
Net realized and unrealized gains (losses)	4.26	14.09	(3.34)	1.14	1.98
Total from investment operations	4.91	14.58	(2.79)	1.73	2.50
Less distributions:
Distributions from net investment income	(0.64)	(0.56)	(0.56)	(0.55)	(0.49)
Net asset value at end of period	$53.02	$48.75	$34.73	$38.08	$36.90
Total return	10.06%	42.73%	(7.46%)	4.69%	7.22%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income (loss)	1.21%	1.40%	1.43%	1.53%	1.45%
Portfolio turnover rate[2]	25%	24%	26%	23%	21%
Net assets, end of period (x 1,000)	$4,843,112	$4,085,618	$3,424,710	$3,402,783	$2,782,002

[1]	Calculated based on the average shares outstanding during the period.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings  as of February 28, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.9% OF NET ASSETS

Automobiles & Components 1.4%
American Axle & Manufacturing Holdings, Inc. *	1,159,849	10,740,202
Cooper-Standard Holding, Inc. *	331,099	4,211,579
Dorman Products, Inc. *	47,283	4,417,178
Fox Factory Holding Corp. *	16,493	1,946,504
Gentherm, Inc. *	62,010	5,260,928
LCI Industries	54,236	6,753,467
Modine Manufacturing Co. *	290,026	2,929,263
Patrick Industries, Inc.	50,635	3,612,301
Standard Motor Products, Inc.	90,669	3,963,142
Stoneridge, Inc. *	100,915	1,666,107
Tenneco, Inc., Class A *	785,094	15,136,612
Veoneer, Inc. *	91,925	3,258,741
Winnebago Industries, Inc.	73,021	4,678,455
		68,574,479

Banks 10.0%
Ameris Bancorp	44,492	2,202,354
Associated Banc-Corp.	358,927	8,754,230
Atlantic Union Bankshares Corp.	87,495	3,554,922
Axos Financial, Inc. *	54,728	2,995,811
Bank of Hawaii Corp.	75,430	6,500,557
Bank OZK	174,839	8,220,930
BankUnited, Inc.	208,940	9,235,148
Banner Corp.	68,260	4,205,499
Berkshire Hills Bancorp, Inc.	86,854	2,701,159
BOK Financial Corp.	50,266	5,162,318
Brookline Bancorp, Inc.	133,251	2,283,922
Cadence Bank	286,922	9,072,474
Capitol Federal Financial, Inc.	287,353	3,137,895
Cathay General Bancorp	134,092	6,306,347
Central Pacific Financial Corp.	86,245	2,517,492
City Holding Co.	22,529	1,794,885
Columbia Banking System, Inc.	119,343	4,371,534
Commerce Bancshares, Inc.	113,000	8,111,140
Community Bank System, Inc.	53,310	3,888,431
Cullen/Frost Bankers, Inc.	74,565	10,493,532
CVB Financial Corp.	166,995	3,937,742
Eagle Bancorp, Inc.	40,989	2,456,061
Essent Group Ltd.	118,244	5,224,020
F.N.B. Corp.	710,249	9,538,644
Federal Agricultural Mortgage Corp., Class C	25,496	3,153,855
First BanCorp	280,948	3,966,986
First Busey Corp.	81,278	2,231,081
First Citizens BancShares, Inc., Class A	34,773	27,416,772
First Commonwealth Financial Corp.	164,311	2,653,623
First Financial Bancorp	151,796	3,731,146
First Financial Bankshares, Inc.	60,643	2,906,013
First Hawaiian, Inc.	279,954	8,138,263
First Horizon Corp.	570,728	13,400,693
SECURITY	NUMBER OF SHARES	VALUE ($)
First Interstate BancSystem, Inc., Class A	177,580	7,209,748
First Merchants Corp.	62,733	2,743,941
Flagstar Bancorp, Inc.	92,380	4,210,680
Fulton Financial Corp.	368,549	6,641,253
Glacier Bancorp, Inc.	85,215	4,720,911
Hancock Whitney Corp.	149,569	8,328,002
Hanmi Financial Corp.	85,937	2,244,674
Heartland Financial USA, Inc.	43,533	2,160,107
Hilltop Holdings, Inc.	109,562	3,387,657
Home BancShares, Inc.	233,882	5,475,178
Hope Bancorp, Inc.	297,660	5,048,314
Independent Bank Corp.	34,919	3,003,383
Independent Bank Group, Inc.	28,059	2,164,752
International Bancshares Corp.	94,500	4,064,445
Investors Bancorp, Inc.	624,048	10,446,564
MGIC Investment Corp.	786,415	11,937,780
National Bank Holdings Corp., Class A	45,980	2,040,592
NBT Bancorp, Inc.	78,697	3,019,604
Northwest Bancshares, Inc.	211,636	2,979,835
OFG Bancorp	110,032	3,100,702
Old National Bancorp	525,674	9,609,323
Pacific Premier Bancorp, Inc.	48,735	1,886,532
Park National Corp.	21,990	2,947,979
PennyMac Financial Services, Inc.	42,053	2,428,561
Pinnacle Financial Partners, Inc.	54,414	5,500,167
Prosperity Bancshares, Inc.	105,185	7,832,075
Provident Financial Services, Inc.	126,847	3,010,079
Radian Group, Inc.	486,677	11,631,580
Renasant Corp.	74,565	2,722,368
S&T Bancorp, Inc.	75,372	2,343,316
Sandy Spring Bancorp, Inc.	52,513	2,472,837
ServisFirst Bancshares, Inc.	31,031	2,711,489
Signature Bank	39,014	13,455,539
Simmons First National Corp., Class A	144,604	4,124,106
Southside Bancshares, Inc.	44,178	1,841,781
SouthState Corp.	57,662	5,189,580
Synovus Financial Corp.	246,251	12,965,115
Texas Capital Bancshares, Inc. *	74,944	4,991,270
The Bank of NT Butterfield & Son Ltd.	89,026	3,418,598
Tompkins Financial Corp.	23,036	1,822,148
Towne Bank	87,786	2,737,168
Trustmark Corp.	138,007	4,345,840
UMB Financial Corp.	49,164	5,007,845
Umpqua Holdings Corp.	529,637	11,307,750
United Bankshares, Inc.	162,814	5,962,249
United Community Banks, Inc.	92,946	3,593,292
Valley National Bancorp	506,238	7,072,145
Walker & Dunlop, Inc.	46,644	6,453,197
Washington Federal, Inc.	213,516	7,596,899
Webster Financial Corp.	256,203	15,425,983
WesBanco, Inc.	92,945	3,396,210
Westamerica BanCorp	33,076	1,962,068
Western Alliance Bancorp	56,774	5,321,995
Wintrust Financial Corp.	86,059	8,550,822

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
WSFS Financial Corp.	46,150	2,345,805
		483,177,312

Capital Goods 11.7%
AAON, Inc.	33,871	1,983,486
AAR Corp. *	146,839	6,598,945
Advanced Drainage Systems, Inc.	21,044	2,456,256
Aerojet Rocketdyne Holdings, Inc.	90,897	3,522,259
Air Lease Corp.	243,432	10,165,720
Alamo Group, Inc.	19,932	2,772,740
Albany International Corp., Class A	49,313	4,330,668
Altra Industrial Motion Corp.	73,271	3,111,819
American Woodmark Corp. *	56,653	3,035,468
API Group Corp. *	196,189	4,231,797
Apogee Enterprises, Inc.	120,983	5,452,704
Applied Industrial Technologies, Inc.	94,807	9,584,988
Arcosa, Inc.	147,390	7,763,031
Argan, Inc.	56,300	2,189,507
Armstrong World Industries, Inc.	67,891	6,001,564
Astec Industries, Inc.	67,860	3,379,428
Astronics Corp. *	148,335	2,182,008
Atkore, Inc. *	39,824	4,050,499
AZZ, Inc.	79,196	3,898,819
Barnes Group, Inc.	147,629	6,857,367
Beacon Roofing Supply, Inc. *	152,171	9,083,087
Boise Cascade Co.	179,864	14,378,328
Builders FirstSource, Inc. *	213,997	15,925,657
BWX Technologies, Inc.	147,268	7,867,057
Chart Industries, Inc. *	18,536	2,676,598
CIRCOR International, Inc. *	59,448	1,601,529
Colfax Corp. *	194,158	7,807,093
Columbus McKinnon Corp.	49,476	2,258,085
Comfort Systems USA, Inc.	75,085	6,455,808
Crane Co.	98,848	9,991,556
CSW Industrials, Inc.	14,399	1,732,632
Douglas Dynamics, Inc.	55,487	2,038,592
Dycom Industries, Inc. *	119,201	10,377,639
Encore Wire Corp.	61,768	7,191,031
Enerpac Tool Group Corp.	103,219	1,780,528
EnerSys	107,209	7,797,311
EnPro Industries, Inc.	47,089	5,200,509
ESCO Technologies, Inc.	33,548	2,333,934
Evoqua Water Technologies Corp. *	60,645	2,587,116
Federal Signal Corp.	103,003	3,719,438
Franklin Electric Co., Inc.	67,648	5,720,315
Generac Holdings, Inc. *	19,903	6,278,799
Gibraltar Industries, Inc. *	50,023	2,417,111
GMS, Inc. *	118,241	6,414,574
GrafTech International Ltd.	145,961	1,471,287
Granite Construction, Inc.	226,574	6,858,395
Great Lakes Dredge & Dock Corp. *	126,751	1,788,457
Griffon Corp.	149,996	3,457,408
H&E Equipment Services, Inc.	142,712	5,959,653
HEICO Corp.	23,182	3,419,577
HEICO Corp., Class A	39,541	4,860,380
Helios Technologies, Inc.	25,512	2,000,396
Herc Holdings, Inc.	51,843	8,249,258
Hillenbrand, Inc.	143,780	6,859,744
Hyster-Yale Materials Handling, Inc.	51,081	1,955,381
Ingersoll Rand, Inc.	126,124	6,371,784
JELD-WEN Holding, Inc. *	208,597	4,814,419
John Bean Technologies Corp.	30,626	3,472,070
Kadant, Inc.	12,138	2,395,434
Kaman Corp.	107,569	4,669,570
Kennametal, Inc.	203,637	6,457,329
Kratos Defense & Security Solutions, Inc. *	73,112	1,529,503
SECURITY	NUMBER OF SHARES	VALUE ($)
Lindsay Corp.	16,198	2,125,340
Masonite International Corp. *	62,953	5,938,356
Matrix Service Co. *	321,874	2,233,806
Maxar Technologies, Inc.	129,652	4,205,911
McGrath RentCorp	49,875	4,053,840
Mercury Systems, Inc. *	39,931	2,404,645
Meritor, Inc. *	246,384	8,773,734
Moog, Inc., Class A	120,062	9,978,353
MRC Global, Inc. *	582,393	5,882,169
Mueller Industries, Inc.	191,445	10,921,937
Mueller Water Products, Inc., Class A	303,846	3,855,806
MYR Group, Inc. *	45,181	4,054,995
National Presto Industries, Inc.	21,693	1,724,593
NOW, Inc. *	924,952	8,639,052
Parsons Corp. *	51,262	1,776,741
PGT Innovations, Inc. *	92,966	1,999,699
Primoris Services Corp.	226,915	5,983,749
Proto Labs, Inc. *	31,882	1,792,725
Quanex Building Products Corp.	126,575	2,893,504
RBC Bearings, Inc. *	20,595	3,992,341
Resideo Technologies, Inc. *	336,566	8,663,209
Rush Enterprises, Inc., Class A	222,831	11,573,842
Simpson Manufacturing Co., Inc.	61,011	7,230,414
SiteOne Landscape Supply, Inc. *	20,050	3,457,221
SPX Corp. *	38,485	1,951,189
SPX FLOW, Inc.	55,893	4,800,650
Standex International Corp.	29,979	3,175,675
Tennant Co.	36,680	2,889,650
Terex Corp.	193,969	8,007,040
Textainer Group Holdings Ltd.	67,277	2,389,006
The Greenbrier Cos., Inc.	230,026	10,220,055
The Manitowoc Co., Inc. *	134,355	2,220,888
The Middleby Corp. *	65,397	11,615,815
The Timken Co.	148,512	9,736,447
Trex Co., Inc. *	40,296	3,700,785
Trinity Industries, Inc.	319,934	9,233,295
Triton International Ltd.	153,759	10,098,891
Tutor Perini Corp. *	476,719	4,671,846
Valmont Industries, Inc.	42,091	9,110,597
Vectrus, Inc. *	52,733	2,417,281
Wabash National Corp.	421,283	7,178,662
Watts Water Technologies, Inc., Class A	36,344	5,231,719
Welbilt, Inc. *	162,548	3,842,635
Woodward, Inc.	78,294	9,757,781
Zurn Water Solutions Corp.	149,195	4,851,821
		565,051,155

Commercial & Professional Services 4.9%
ACCO Brands Corp.	567,347	4,879,184
ADT, Inc.	590,953	4,319,866
ASGN, Inc. *	85,962	9,523,730
Brady Corp., Class A	110,016	5,069,537
BrightView Holdings, Inc. *	173,916	2,349,605
CBIZ, Inc. *	88,387	3,439,138
Cimpress plc *	34,087	2,147,140
Clean Harbors, Inc. *	99,664	9,510,936
CoStar Group, Inc. *	84,246	5,139,849
Deluxe Corp.	246,528	7,669,486
Exponent, Inc.	26,371	2,498,916
FTI Consulting, Inc. *	65,146	9,511,316
Harsco Corp. *	269,360	3,208,078
Healthcare Services Group, Inc.	292,590	4,628,774
Heidrick & Struggles International, Inc.	44,208	1,889,892
HNI Corp.	196,547	7,997,497
Huron Consulting Group, Inc. *	51,164	2,523,920
IAA, Inc. *	85,033	3,124,112
ICF International, Inc.	45,308	4,015,195

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Insperity, Inc.	44,181	3,974,081
Interface, Inc.	273,187	3,565,090
KAR Auction Services, Inc. *	510,821	9,429,756
Kforce, Inc.	71,542	5,378,528
Korn Ferry	103,048	6,827,961
ManTech International Corp., Class A	70,148	5,848,239
Matthews International Corp., Class A	136,185	4,518,618
MillerKnoll, Inc.	260,689	10,135,588
MSA Safety, Inc.	31,195	4,339,225
Pitney Bowes, Inc.	1,307,367	6,510,688
Resources Connection, Inc.	196,215	3,257,169
Rollins, Inc.	137,030	4,471,289
SP Plus Corp. *	106,469	3,178,100
Steelcase, Inc., Class A	571,049	6,949,666
Stericycle, Inc. *	142,281	8,303,519
Tetra Tech, Inc.	60,594	9,620,509
The Brink's Co.	71,715	5,024,353
The GEO Group, Inc. *	1,482,789	8,837,422
TransUnion	105,183	9,546,409
TriNet Group, Inc. *	43,378	3,787,333
TrueBlue, Inc. *	310,338	8,441,194
UniFirst Corp.	35,003	6,344,294
US Ecology, Inc. *	70,345	3,337,167
Viad Corp. *	84,161	2,940,585
		238,012,954

Consumer Durables & Apparel 3.4%
Acushnet Holdings Corp.	59,387	2,601,151
Beazer Homes USA, Inc. *	144,874	2,371,587
Callaway Golf Co. *	128,355	3,175,503
Cavco Industries, Inc. *	15,677	4,274,020
Century Communities, Inc.	51,564	3,285,658
Columbia Sportswear Co.	61,189	5,673,444
Crocs, Inc. *	28,419	2,379,523
Deckers Outdoor Corp. *	30,268	8,736,555
Ethan Allen Interiors, Inc.	151,901	3,958,540
Fossil Group, Inc. *	412,111	5,571,741
G-III Apparel Group Ltd. *	260,650	7,230,431
Helen of Troy Ltd. *	34,915	7,180,968
Installed Building Products, Inc.	17,977	1,738,376
iRobot Corp. *	47,932	2,979,453
KB Home	243,860	9,415,435
Kontoor Brands, Inc.	151,442	7,502,437
La-Z-Boy, Inc.	176,442	5,148,578
LGI Homes, Inc. *	27,601	3,481,314
M.D.C Holdings, Inc.	148,395	6,579,834
M/I Homes, Inc. *	92,131	4,541,137
Meritage Homes Corp. *	109,788	10,822,901
Movado Group, Inc.	70,720	2,787,782
Oxford Industries, Inc.	49,472	4,372,830
Skyline Champion Corp. *	34,767	2,337,733
Smith & Wesson Brands, Inc.	118,841	2,095,167
Steven Madden Ltd.	218,092	9,303,805
Sturm Ruger & Co., Inc.	50,888	3,684,800
Tempur Sealy International, Inc.	196,824	6,497,160
TopBuild Corp. *	34,003	7,299,764
Tupperware Brands Corp. *(a)	266,560	4,859,389
Universal Electronics, Inc. *	50,176	1,667,348
Vista Outdoor, Inc. *	120,666	4,398,276
Wolverine World Wide, Inc.	261,039	6,011,728
		163,964,368

Consumer Services 4.9%
Adtalem Global Education, Inc. *	230,516	4,790,122
American Public Education, Inc. *	76,241	1,521,770
Arcos Dorados Holdings, Inc., Class A *	653,684	5,052,977
SECURITY	NUMBER OF SHARES	VALUE ($)
Bally's Corp. *	38,596	1,390,228
BJ's Restaurants, Inc. *	98,292	3,152,224
Bloomin' Brands, Inc. *	378,770	9,321,530
Boyd Gaming Corp. *	115,888	8,221,095
Bright Horizons Family Solutions, Inc. *	54,262	7,088,788
Brinker International, Inc. *	190,975	8,124,077
Caesars Entertainment, Inc. *	45,451	3,826,520
Choice Hotels International, Inc.	27,357	3,948,983
Churchill Downs, Inc.	39,567	9,530,503
Dave & Buster's Entertainment, Inc. *	150,021	6,501,910
Denny's Corp. *	165,866	2,624,000
Dine Brands Global, Inc.	41,414	3,472,150
Everi Holdings, Inc. *	88,748	2,076,703
Frontdoor, Inc. *	56,586	1,700,409
Graham Holdings Co., Class B	15,388	9,250,188
Grand Canyon Education, Inc. *	77,396	6,720,295
Hilton Grand Vacations, Inc. *	178,567	9,260,485
Houghton Mifflin Harcourt Co. *	397,273	8,322,869
Hyatt Hotels Corp., Class A *	133,096	12,924,953
International Game Technology plc	452,543	13,856,867
Jack in the Box, Inc.	94,692	8,169,079
Laureate Education, Inc.	477,713	5,178,409
Papa John's International, Inc.	31,627	3,378,396
Penn National Gaming, Inc. *	150,185	7,712,000
Perdoceo Education Corp. *	214,792	2,248,872
Planet Fitness, Inc., Class A *	56,055	4,743,935
Red Robin Gourmet Burgers, Inc. *	143,666	2,521,338
Red Rock Resorts, Inc., Class A	95,950	4,824,366
Regis Corp. *(a)	632,151	1,144,193
Ruth's Hospitality Group, Inc.	88,631	2,198,935
Scientific Games Corp., Class A *	88,014	5,537,841
SeaWorld Entertainment, Inc. *	67,227	4,664,882
Strategic Education, Inc.	48,051	2,835,970
Stride, Inc. *	146,382	4,915,508
Terminix Global Holdings, Inc. *	153,190	6,519,766
Texas Roadhouse, Inc.	105,914	10,052,298
The Cheesecake Factory, Inc. *	161,130	6,894,753
WW International, Inc. *	100,113	1,020,151
Wyndham Hotels & Resorts, Inc.	111,857	9,665,563
		236,905,901

Diversified Financials 4.6%
Apollo Commercial Real Estate Finance, Inc.	300,193	3,917,519
Apollo Global Management, Inc.	346,841	22,634,844
Arbor Realty Trust, Inc.	124,428	2,239,704
Ares Management Corp., Class A	30,917	2,507,060
Artisan Partners Asset Management, Inc., Class A	94,591	3,604,863
BGC Partners, Inc., Class A	858,514	3,931,994
Blackstone Mortgage Trust, Inc., Class A	217,201	6,902,648
Blucora, Inc. *	119,402	2,376,100
Brightsphere Investment Group, Inc.	156,188	3,728,208
BrightSpire Capital, Inc.	195,419	1,731,412
Cannae Holdings, Inc. *	159,553	4,283,998
Chimera Investment Corp.	699,151	8,508,668
Cohen & Steers, Inc.	31,882	2,590,731
Compass Diversified Holdings	182,633	4,339,360
Credit Acceptance Corp. *	12,880	7,085,546
Donnelley Financial Solutions, Inc. *	88,011	2,825,153
Encore Capital Group, Inc. *	69,445	4,582,676
Enova International, Inc. *	90,974	3,709,010
FactSet Research Systems, Inc.	23,916	9,712,048
Federated Hermes, Inc.	291,684	9,529,316
FirstCash Holdings, Inc.	103,212	7,435,392
Green Dot Corp., Class A *	89,331	2,559,333
Houlihan Lokey, Inc.	53,125	5,464,437

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Interactive Brokers Group, Inc., Class A	28,496	1,885,865
Invesco Mortgage Capital, Inc.	1,746,552	3,807,483
Ladder Capital Corp.	395,413	4,531,433
MarketAxess Holdings, Inc.	11,042	4,211,750
MFA Financial, Inc.	1,409,788	5,723,739
Moelis & Co., Class A	73,660	3,551,149
Morningstar, Inc.	13,737	3,855,289
Nelnet, Inc., Class A	44,712	3,601,552
New York Mortgage Trust, Inc.	927,925	3,257,017
PennyMac Mortgage Investment Trust	250,544	3,908,486
Piper Sandler Cos.	24,048	3,559,344
PRA Group, Inc. *	102,437	4,571,763
Redwood Trust, Inc.	332,449	3,454,145
SLM Corp.	589,878	11,620,597
Stifel Financial Corp.	107,028	7,866,558
The Carlyle Group, Inc.	90,864	4,258,796
TPG RE Finance Trust, Inc.	167,724	1,985,852
Tradeweb Markets, Inc., Class A	28,296	2,390,446
Two Harbors Investment Corp.	1,216,767	6,156,841
Virtu Financial, Inc., Class A	62,327	2,186,431
Virtus Investment Partners, Inc.	8,263	1,988,243
WisdomTree Investments, Inc.	347,936	1,958,880
World Acceptance Corp. *	19,140	3,760,436
		220,292,115

Energy 5.1%
Alto Ingredients, Inc. *	425,861	2,482,770
Arch Resources, Inc. (a)	153,013	18,265,162
Archrock, Inc.	526,269	4,394,346
Callon Petroleum Co. *	90,730	5,113,543
Centennial Resource Development, Inc., Class A *	786,579	6,906,164
ChampionX Corp. *	198,845	4,257,271
CNX Resources Corp. *	743,073	12,141,813
CONSOL Energy, Inc. *	316,865	9,740,430
Continental Resources, Inc.	169,568	9,399,154
Core Laboratories N.V.	140,905	3,883,342
CVR Energy, Inc.	322,986	5,616,726
DHT Holdings, Inc.	422,538	2,657,764
Dril-Quip, Inc. *	144,129	4,156,680
EQT Corp.	455,111	10,531,268
Equitrans Midstream Corp.	1,161,119	7,442,773
Golar LNG Ltd. *	155,804	2,710,990
Green Plains, Inc. *	228,107	7,468,223
Helix Energy Solutions Group, Inc. *	603,391	2,443,733
International Seaways, Inc.	245,841	4,496,432
Kosmos Energy Ltd. *	1,674,293	8,137,064
Liberty Oilfield Services, Inc., Class A *	176,629	2,204,330
Magnolia Oil & Gas Corp., Class A	218,246	4,877,798
Matador Resources Co.	115,258	5,716,797
NexTier Oilfield Solutions, Inc. *	879,681	7,002,261
Nordic American Tankers Ltd.	1,065,335	2,578,111
Oceaneering International, Inc. *	709,629	10,388,969
Oil States International, Inc. *	685,804	3,586,755
Par Pacific Holdings, Inc. *	257,227	3,498,287
PDC Energy, Inc.	169,441	10,932,333
ProPetro Holding Corp. *	461,687	5,895,743
Range Resources Corp. *	305,008	6,999,934
Renewable Energy Group, Inc. *	133,877	8,233,435
Scorpio Tankers, Inc.	242,964	4,225,144
SFL Corp., Ltd.	514,907	5,123,325
SM Energy Co.	512,908	18,213,363
Southwestern Energy Co. *	1,329,936	6,636,381
Teekay Tankers Ltd., Class A *	207,127	2,959,845
US Silica Holdings, Inc. *	235,792	3,409,552
		244,728,011

SECURITY	NUMBER OF SHARES	VALUE ($)
Food & Staples Retailing 0.8%
BJ's Wholesale Club Holdings, Inc. *	92,615	5,822,705
Grocery Outlet Holding Corp. *	103,432	2,876,444
Ingles Markets, Inc., Class A	99,706	8,197,827
PriceSmart, Inc.	91,733	6,670,824
The Andersons, Inc.	222,080	10,126,848
The Chefs' Warehouse, Inc. *	74,593	2,450,380
Weis Markets, Inc.	76,926	4,744,026
		40,889,054

Food, Beverage & Tobacco 2.3%
B&G Foods, Inc. (a)	243,057	7,194,487
Brown-Forman Corp., Class B	139,951	9,129,004
Calavo Growers, Inc.	73,101	3,120,682
Cal-Maine Foods, Inc.	155,412	6,880,089
Coca-Cola Consolidated, Inc.	6,869	3,413,412
Fresh Del Monte Produce, Inc.	308,891	7,994,099
Hostess Brands, Inc. *	180,865	3,895,832
J&J Snack Foods Corp.	31,261	5,118,051
John B Sanfilippo & Son, Inc.	33,020	2,625,750
Lamb Weston Holdings, Inc.	145,031	9,634,409
Lancaster Colony Corp.	32,666	5,494,748
Nomad Foods Ltd. *	176,627	4,447,468
Pilgrim's Pride Corp. *	265,180	6,252,944
The Boston Beer Co., Inc., Class A *	7,085	2,716,814
The Hain Celestial Group, Inc. *	165,528	6,018,598
TreeHouse Foods, Inc. *	247,383	9,709,783
Universal Corp.	191,122	10,341,612
Vector Group Ltd.	424,460	4,758,197
		108,745,979

Health Care Equipment & Services 3.8%
ABIOMED, Inc. *	13,221	4,108,293
Acadia Healthcare Co., Inc. *	146,685	8,318,506
Addus HomeCare Corp. *	17,940	1,525,618
Allscripts Healthcare Solutions, Inc. *	305,785	5,950,576
Amedisys, Inc. *	24,212	3,879,731
AMN Healthcare Services, Inc. *	66,451	7,053,109
Avanos Medical, Inc. *	68,313	2,417,597
Brookdale Senior Living, Inc. *	998,344	6,868,607
Change Healthcare, Inc. *	291,673	6,247,636
Chemed Corp.	18,939	9,058,334
Community Health Systems, Inc. *	478,203	5,025,913
CONMED Corp.	23,941	3,499,216
Covetrus, Inc. *	311,309	5,516,395
Globus Medical, Inc., Class A *	54,582	3,838,206
Haemonetics Corp. *	76,425	4,410,487
ICU Medical, Inc. *	19,768	4,679,679
IDEXX Laboratories, Inc. *	10,300	5,483,205
Integer Holdings Corp. *	50,223	4,212,203
Integra LifeSciences Holdings Corp. *	52,811	3,541,506
LHC Group, Inc. *	29,276	3,986,513
LivaNova plc *	32,152	2,534,221
Masimo Corp. *	21,830	3,437,133
MEDNAX, Inc. *	384,907	9,033,767
Merit Medical Systems, Inc. *	44,459	2,891,169
ModivCare, Inc. *	24,165	2,851,470
National HealthCare Corp.	50,480	3,282,210
Natus Medical, Inc. *	67,084	1,866,277
Neogen Corp. *	55,986	1,998,700
NextGen Healthcare, Inc. *	113,111	2,209,058
NuVasive, Inc. *	79,177	4,285,059
Omnicell, Inc. *	20,624	2,666,271
Orthofix Medical, Inc. *	45,182	1,535,284
Owens & Minor, Inc.	248,825	10,985,624

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Premier, Inc., Class A	245,619	8,827,547
Select Medical Holdings Corp.	219,919	5,091,125
Teleflex, Inc.	30,610	10,294,449
The Ensign Group, Inc.	46,715	3,925,928
US Physical Therapy, Inc.	15,373	1,413,855
Varex Imaging Corp. *	94,940	2,244,382
Veeva Systems, Inc., Class A *	13,874	3,177,840
		184,172,699

Household & Personal Products 1.0%
Central Garden & Pet Co., Class A *	82,099	3,615,640
Coty, Inc., Class A *	971,993	8,913,176
Edgewell Personal Care Co.	208,765	7,448,735
Energizer Holdings, Inc.	104,561	3,491,292
Herbalife Nutrition Ltd. *	135,980	4,838,168
Inter Parfums, Inc.	22,113	2,053,856
Medifast, Inc.	9,049	1,683,114
Spectrum Brands Holdings, Inc.	119,600	11,096,488
USANA Health Sciences, Inc. *	37,999	3,344,292
WD-40 Co.	11,453	2,426,776
		48,911,537

Insurance 2.4%
Ambac Financial Group, Inc. *	222,427	2,853,738
American Equity Investment Life Holding Co.	326,905	12,321,049
American National Group, Inc.	17,357	3,280,994
AMERISAFE, Inc.	54,433	2,563,794
Argo Group International Holdings Ltd.	75,633	3,189,444
Brighthouse Financial, Inc. *	44,981	2,350,707
CNA Financial Corp.	93,827	4,287,894
Employers Holdings, Inc.	89,311	3,470,625
Enstar Group Ltd. *	12,405	3,535,797
Horace Mann Educators Corp.	83,610	3,477,340
James River Group Holdings Ltd.	101,970	2,712,402
Kemper Corp.	134,814	7,204,460
MBIA, Inc. *	390,837	5,960,264
Mercury General Corp.	81,505	4,482,775
ProAssurance Corp.	329,163	7,932,828
RenaissanceRe Holdings Ltd.	65,750	9,913,785
RLI Corp.	38,931	3,951,497
Safety Insurance Group, Inc.	40,268	3,359,962
Selective Insurance Group, Inc.	92,341	7,681,848
SiriusPoint Ltd. *	205,894	1,521,557
Stewart Information Services Corp.	93,520	6,348,138
United Fire Group, Inc.	92,001	2,540,148
Universal Insurance Holdings, Inc.	223,645	2,585,336
White Mountains Insurance Group Ltd.	7,629	8,011,976
		115,538,358

Materials 6.5%
AdvanSix, Inc.	106,028	4,247,482
Allegheny Technologies, Inc. *	411,991	10,604,648
Avient Corp.	197,968	10,371,544
Balchem Corp.	26,640	3,685,378
Cabot Corp.	164,597	12,041,917
Carpenter Technology Corp.	240,942	9,249,763
Century Aluminum Co. *	173,488	4,097,787
Clearwater Paper Corp. *	116,620	3,362,155
Cleveland-Cliffs, Inc. *	251,475	5,622,981
Compass Minerals International, Inc.	103,337	6,057,615
Constellium SE *	232,949	4,526,199
Eagle Materials, Inc.	62,697	8,578,831
Element Solutions, Inc.	270,566	6,650,512
Ferro Corp. *	148,990	3,237,553
SECURITY	NUMBER OF SHARES	VALUE ($)
GCP Applied Technologies, Inc. *	104,005	3,284,478
Glatfelter Corp.	205,015	2,816,906
Greif, Inc., Class A	98,853	5,683,059
H.B. Fuller Co.	109,462	7,483,917
Hawkins, Inc.	54,349	2,459,836
Hecla Mining Co.	506,195	2,915,683
Ingevity Corp. *	54,136	3,693,699
Innospec, Inc.	60,277	5,756,453
Kaiser Aluminum Corp.	51,565	4,976,023
Koppers Holdings, Inc. *	63,295	1,812,136
Kraton Corp. *	123,471	5,698,187
Livent Corp. *	103,196	2,430,266
Louisiana-Pacific Corp.	191,185	13,755,761
Materion Corp.	60,908	5,088,863
Minerals Technologies, Inc.	96,161	6,730,308
Myers Industries, Inc.	96,372	1,601,703
Neenah, Inc.	77,479	3,017,807
NewMarket Corp.	20,048	6,370,452
Orion Engineered Carbons S.A.	249,150	3,871,791
Quaker Chemical Corp.	9,681	1,796,890
Royal Gold, Inc.	44,047	5,341,139
Schnitzer Steel Industries, Inc., Class A	128,480	6,250,552
Schweitzer-Mauduit International, Inc.	117,784	3,677,216
Sensient Technologies Corp.	74,351	6,106,448
Silgan Holdings, Inc.	214,806	8,996,075
Southern Copper Corp.	100,725	6,989,308
Stepan Co.	57,953	6,005,090
Summit Materials, Inc., Class A *	217,172	6,780,110
SunCoke Energy, Inc.	590,984	4,686,503
The Scotts Miracle-Gro Co.	45,226	6,334,354
Tredegar Corp.	184,781	2,126,829
TriMas Corp.	91,253	2,966,635
Trinseo plc	179,140	9,308,114
Tronox Holdings plc, Class A	184,338	3,742,061
Valvoline, Inc.	186,086	6,016,160
Verso Corp., Class A	445,180	11,801,722
Warrior Met Coal, Inc.	552,614	17,407,341
Westlake Corp.	97,936	10,803,320
Worthington Industries, Inc.	115,362	6,577,941
		315,495,501

Media & Entertainment 3.8%
AMC Entertainment Holdings, Inc., Class A *(a)	152,678	2,879,507
AMC Networks, Inc., Class A *	197,653	8,192,717
Cable One, Inc.	3,287	4,709,778
Cars.com, Inc. *	263,537	4,264,029
Gannett Co., Inc. *	843,759	4,185,045
Gray Television, Inc.	239,726	5,616,780
iHeartMedia, Inc., Class A *	347,963	7,463,806
IMAX Corp. *	104,864	2,168,587
John Wiley & Sons, Inc., Class A	113,508	5,710,587
Liberty Media Corp. - Liberty Formula One, Class A *	15,044	844,871
Liberty Media Corp. - Liberty Formula One, Class C *	118,148	7,175,128
Liberty TripAdvisor Holdings, Inc., Class A *	599,714	1,271,394
Lions Gate Entertainment Corp., Class A *	150,169	2,306,596
Lions Gate Entertainment Corp., Class B *	285,692	4,071,111
Live Nation Entertainment, Inc. *	83,599	10,100,431
Madison Square Garden Entertainment Corp. *	65,338	5,119,886
Madison Square Garden Sports Corp. *	16,308	2,821,284

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
National CineMedia, Inc.	739,306	2,195,739
Nexstar Media Group, Inc., Class A	73,035	13,515,127
Scholastic Corp.	148,951	6,267,858
Sinclair Broadcast Group, Inc., Class A	270,939	8,128,170
Sirius XM Holdings, Inc. (a)	1,663,475	10,247,006
Spotify Technology S.A. *	25,571	3,993,934
Take-Two Interactive Software, Inc. *	64,166	10,394,892
TEGNA, Inc.	592,552	13,581,292
The E.W. Scripps Co., Class A *	108,927	2,424,715
The Marcus Corp. *	127,003	2,308,915
The New York Times Co., Class A	142,844	6,283,708
TripAdvisor, Inc. *	197,738	5,030,455
World Wrestling Entertainment, Inc., Class A	40,548	2,402,874
Yandex N.V., Class A *(b)(c)	126,894	1,243,264
Yelp, Inc. *	161,186	5,462,594
Ziff Davis, Inc. *	61,109	6,147,565
Zynga, Inc., Class A *	458,108	4,159,621
		182,689,266

Pharmaceuticals, Biotechnology & Life Sciences 2.2%
Alkermes plc *	108,289	2,692,064
Avantor, Inc. *	125,181	4,342,529
BioMarin Pharmaceutical, Inc. *	47,973	3,747,651
Bio-Rad Laboratories, Inc., Class A *	10,096	6,319,692
Bio-Techne Corp.	11,068	4,642,030
Bruker Corp.	78,590	5,530,378
Catalent, Inc. *	61,674	6,293,215
Charles River Laboratories International, Inc. *	22,416	6,526,642
Elanco Animal Health, Inc. *	320,961	9,118,502
Emergent BioSolutions, Inc. *	48,494	2,006,682
Exelixis, Inc. *	193,812	3,978,960
Horizon Therapeutics plc *	34,590	3,153,570
Incyte Corp. *	74,532	5,090,536
Ligand Pharmaceuticals, Inc. *	13,013	1,317,176
Medpace Holdings, Inc. *	12,509	1,913,502
Myriad Genetics, Inc. *	166,901	4,069,046
PerkinElmer, Inc.	71,965	12,925,634
Prestige Consumer Healthcare, Inc. *	86,475	5,147,857
Royalty Pharma plc, Class A	41,768	1,639,812
Syneos Health, Inc. *	83,151	6,585,559
West Pharmaceutical Services, Inc.	26,436	10,232,847
		107,273,884

Real Estate 10.1%
Acadia Realty Trust	152,727	3,274,467
Alexander & Baldwin, Inc.	280,700	6,296,101
American Assets Trust, Inc.	81,247	2,970,390
American Campus Communities, Inc.	232,032	12,485,642
American Homes 4 Rent, Class A	195,447	7,428,940
Americold Realty Trust	139,382	3,724,287
Brandywine Realty Trust	519,101	6,919,616
CareTrust REIT, Inc.	83,074	1,453,795
Centerspace	26,792	2,518,180
Chatham Lodging Trust *	239,822	3,297,552
Corporate Office Properties Trust	233,411	6,117,702
Cousins Properties, Inc.	145,188	5,608,612
CubeSmart	169,557	8,174,343
Cushman & Wakefield plc *	206,416	4,524,639
CyrusOne, Inc.	104,240	9,418,084
DiamondRock Hospitality Co. *	797,973	7,620,642
Douglas Elliman, Inc. *	212,506	1,602,295
Douglas Emmett, Inc.	252,239	7,995,976
Easterly Government Properties, Inc.	89,923	1,872,197
EastGroup Properties, Inc.	22,842	4,357,340
SECURITY	NUMBER OF SHARES	VALUE ($)
Empire State Realty Trust, Inc., Class A	482,132	4,560,969
EPR Properties	158,980	7,917,204
Equity Commonwealth *	183,694	4,880,750
Equity LifeStyle Properties, Inc.	128,227	9,568,299
Federal Realty Investment Trust	99,425	11,690,391
First Industrial Realty Trust, Inc.	97,244	5,599,310
Gaming & Leisure Properties, Inc.	245,464	11,146,520
Global Net Lease, Inc.	198,033	2,814,049
Healthcare Realty Trust, Inc.	199,331	5,198,552
Healthcare Trust of America, Inc., Class A	272,069	7,996,108
Hersha Hospitality Trust *	305,768	2,822,239
Highwoods Properties, Inc.	207,016	9,025,898
Hudson Pacific Properties, Inc.	287,728	7,596,019
Independence Realty Trust, Inc.	118,641	2,998,058
Industrial Logistics Properties Trust	98,976	2,214,093
iStar, Inc.	187,610	4,712,763
JBG SMITH Properties	168,298	4,490,191
Kennedy-Wilson Holdings, Inc.	245,721	5,440,263
Kilroy Realty Corp.	144,638	10,358,974
Kite Realty Group Trust	619,239	13,579,911
Life Storage, Inc.	66,301	8,393,044
LTC Properties, Inc.	62,363	2,109,740
LXP Industrial Trust	423,016	6,539,827
Marcus & Millichap, Inc. *	53,243	2,647,774
Medical Properties Trust, Inc.	439,611	8,941,688
National Health Investors, Inc.	59,141	3,152,807
National Retail Properties, Inc.	178,062	7,587,222
Newmark Group, Inc., Class A	190,270	3,363,974
Office Properties Income Trust	191,012	4,784,851
Outfront Media, Inc.	436,297	11,649,130
Paramount Group, Inc.	709,083	7,934,639
Pebblebrook Hotel Trust	380,585	8,566,968
Physicians Realty Trust	245,294	3,988,480
Piedmont Office Realty Trust, Inc., Class A	422,540	7,200,082
PotlatchDeltic Corp.	94,051	5,163,400
Preferred Apartment Communities, Inc.	255,520	6,454,435
PS Business Parks, Inc.	21,882	3,485,584
Rayonier, Inc.	201,279	7,990,776
Retail Opportunity Investments Corp.	197,401	3,584,802
Rexford Industrial Realty, Inc.	39,308	2,756,670
RPT Realty	264,533	3,425,702
Ryman Hospitality Properties, Inc. *	93,707	8,256,524
Sabra Health Care REIT, Inc.	380,062	5,104,233
SBA Communications Corp.	33,547	10,177,824
Seritage Growth Properties, Class A *	118,863	1,211,214
SITE Centers Corp.	482,501	7,502,891
Spirit Realty Capital, Inc.	149,465	6,930,692
STAG Industrial, Inc.	105,829	4,123,098
STORE Capital Corp.	178,555	5,485,210
Summit Hotel Properties, Inc. *	420,477	4,158,518
Sun Communities, Inc.	64,736	11,717,216
Sunstone Hotel Investors, Inc. *	919,124	9,724,332
Tanger Factory Outlet Centers, Inc.	335,440	5,595,139
Terreno Realty Corp.	29,352	2,019,124
The Howard Hughes Corp. *	35,858	3,427,308
The Necessity Retail REIT, Inc.	295,752	2,082,094
Uniti Group, Inc.	739,883	9,596,283
Urban Edge Properties	247,767	4,514,315
Veris Residential, Inc. *	248,520	4,199,988
VICI Properties, Inc.	328,017	9,171,355
Washington Real Estate Investment Trust	177,487	4,146,096
Xenia Hotels & Resorts, Inc. *	444,623	8,243,310
Zillow Group, Inc., Class A *	7,797	446,534

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Zillow Group, Inc., Class C *	18,237	1,048,992
		490,875,246

Retailing 3.4%
Abercrombie & Fitch Co., Class A *	280,861	10,695,187
America's Car-Mart, Inc. *	13,600	1,308,048
Big 5 Sporting Goods Corp. (a)	88,415	1,464,152
Boot Barn Holdings, Inc. *	23,488	2,043,926
Caleres, Inc.	261,775	5,434,449
Chico's FAS, Inc. *	2,147,355	10,092,569
Citi Trends, Inc. *	28,275	1,054,940
Conn's, Inc. *	141,231	2,590,177
Designer Brands, Inc., Class A *	590,904	7,711,297
Dillard's, Inc., Class A	57,093	14,313,786
Etsy, Inc. *	9,159	1,418,638
Express, Inc. *	1,410,488	6,713,923
Five Below, Inc. *	24,021	3,930,076
Floor & Decor Holdings, Inc., Class A *	33,508	3,204,035
Genesco, Inc. *	120,555	7,733,603
Groupon, Inc. *	188,120	4,085,966
Guess?, Inc.	212,110	4,645,209
Haverty Furniture Cos., Inc.	86,509	2,457,721
Hibbett, Inc.	52,560	2,369,405
MarineMax, Inc. *	60,933	2,788,294
MercadoLibre, Inc. *	1,854	2,088,809
Monro, Inc.	72,697	3,393,496
National Vision Holdings, Inc. *	75,977	2,786,077
Ollie's Bargain Outlet Holdings, Inc. *	53,369	2,304,473
Overstock.com, Inc. *	24,617	1,400,707
Party City Holdco, Inc. *	537,276	2,326,405
PetMed Express, Inc.	61,997	1,670,819
Pool Corp.	22,523	10,328,597
Rent-A-Center, Inc.	62,505	1,775,767
RH *	4,521	1,816,854
Sally Beauty Holdings, Inc. *	532,367	9,199,302
Shoe Carnival, Inc.	81,089	2,364,555
Sleep Number Corp. *	50,172	3,296,300
Sonic Automotive, Inc., Class A	168,999	9,076,936
Stitch Fix, Inc., Class A *	44,710	561,111
The Buckle, Inc.	90,552	3,259,872
The Children's Place, Inc. *	54,496	3,431,068
TravelCenters of America, Inc. *	153,963	6,501,858
Zumiez, Inc. *	68,035	3,026,877
		166,665,284

Semiconductors & Semiconductor Equipment 2.2%
Ambarella, Inc. *	15,691	2,192,190
Amkor Technology, Inc.	294,590	6,678,355
Azenta, Inc.	33,825	2,960,364
Cirrus Logic, Inc. *	125,821	10,930,070
CMC Materials, Inc.	24,724	4,584,571
Diodes, Inc. *	49,568	4,440,797
Entegris, Inc.	57,734	7,533,132
First Solar, Inc. *	117,698	8,861,482
FormFactor, Inc. *	57,300	2,320,077
Kulicke & Soffa Industries, Inc.	85,390	4,460,774
MKS Instruments, Inc.	60,336	9,086,602
Monolithic Power Systems, Inc.	8,608	3,948,490
Photronics, Inc. *	232,431	4,281,379
Power Integrations, Inc.	38,666	3,479,940
Semtech Corp. *	49,094	3,406,142
Silicon Laboratories, Inc. *	24,960	3,836,602
SolarEdge Technologies, Inc. *	10,513	3,358,062
Synaptics, Inc. *	44,602	10,188,435
Ultra Clean Holdings, Inc. *	46,309	2,121,415
Universal Display Corp.	11,368	1,761,017
SECURITY	NUMBER OF SHARES	VALUE ($)
Wolfspeed, Inc. *	76,280	7,835,482
		108,265,378

Software & Services 4.5%
ACI Worldwide, Inc. *	139,049	4,660,922
Aspen Technology, Inc. *	46,325	7,060,393
Avaya Holdings Corp. *	184,133	2,535,511
Black Knight, Inc. *	110,292	6,197,307
Blackbaud, Inc. *	36,461	2,278,448
Block, Inc. *	14,742	1,879,605
Cerence, Inc. *	33,592	1,213,007
Cognyte Software Ltd. *	71,106	793,543
CommVault Systems, Inc. *	42,794	2,692,171
Concentrix Corp.	45,722	9,139,371
Conduent, Inc. *	1,344,621	6,548,304
Consensus Cloud Solutions, Inc. *	20,864	1,161,290
CSG Systems International, Inc.	83,654	5,163,125
Dolby Laboratories, Inc., Class A	69,476	5,217,648
Dropbox, Inc., Class A *	110,977	2,518,068
Ebix, Inc.	92,937	2,742,571
Envestnet, Inc. *	28,554	2,136,410
EPAM Systems, Inc. *	14,581	3,029,203
Euronet Worldwide, Inc. *	66,452	8,521,140
EVERTEC, Inc.	69,304	2,797,109
ExlService Holdings, Inc. *	35,101	4,239,850
Fair Isaac Corp. *	15,458	7,283,655
Fortinet, Inc. *	25,122	8,655,031
Gartner, Inc. *	41,520	11,643,038
Globant S.A. *	8,589	2,353,386
GoDaddy, Inc., Class A *	60,077	5,011,023
Guidewire Software, Inc. *	18,683	1,646,906
InterDigital, Inc.	85,011	5,476,409
LiveRamp Holdings, Inc. *	131,707	5,684,474
Manhattan Associates, Inc. *	39,589	5,292,258
MicroStrategy, Inc., Class A *(a)	3,347	1,482,721
Nuance Communications, Inc. *	93,404	5,185,790
Pagseguro Digital Ltd., Class A *	60,125	958,393
Palo Alto Networks, Inc. *	13,520	8,034,260
Paycom Software, Inc. *	7,278	2,468,770
Pegasystems, Inc.	16,082	1,401,064
Perficient, Inc. *	29,159	2,971,302
Progress Software Corp.	73,204	3,226,832
PTC, Inc. *	33,539	3,732,220
ServiceNow, Inc. *	5,343	3,098,513
Splunk, Inc. *	28,404	3,354,512
StoneCo Ltd., Class A *	44,874	504,384
Tyler Technologies, Inc. *	10,575	4,528,849
Unisys Corp. *	128,099	2,737,476
Verint Systems, Inc. *	61,843	3,106,374
VMware, Inc., Class A	147,105	17,258,359
Vonage Holdings Corp. *	211,139	4,290,344
WEX, Inc. *	37,531	6,324,349
Workday, Inc., Class A *	10,531	2,412,126
Xperi Holding Corp.	162,253	2,810,222
		215,458,036

Technology Hardware & Equipment 4.3%
3D Systems Corp. *	65,924	1,174,766
ADTRAN, Inc.	146,628	3,019,070
Advanced Energy Industries, Inc.	40,582	3,483,965
Arista Networks, Inc. *	83,353	10,229,914
Badger Meter, Inc.	24,876	2,472,923
Belden, Inc.	144,497	8,142,406
Benchmark Electronics, Inc.	346,857	9,066,842
Ciena Corp. *	202,113	13,828,571
Cognex Corp.	77,356	5,226,171

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Coherent, Inc. *	30,097	7,955,239
CommScope Holding Co., Inc. *	760,573	7,255,866
Comtech Telecommunications Corp.	86,001	1,769,901
CTS Corp.	63,368	2,404,182
ePlus, Inc. *	95,103	4,460,331
Fabrinet *	53,105	5,317,404
II-VI, Inc. *	68,756	4,775,792
IPG Photonics Corp. *	38,453	5,012,349
Itron, Inc. *	56,620	2,699,075
Knowles Corp. *	199,170	4,337,923
Littelfuse, Inc.	25,296	6,531,680
Lumentum Holdings, Inc. *	46,864	4,632,975
Methode Electronics, Inc.	93,296	4,258,029
National Instruments Corp.	217,136	8,718,010
NETGEAR, Inc. *	101,652	2,704,960
NetScout Systems, Inc. *	301,455	9,384,294
Novanta, Inc. *	13,718	1,874,290
OSI Systems, Inc. *	40,534	3,269,878
PC Connection, Inc.	79,573	3,882,367
Plantronics, Inc. *	119,655	3,370,681
Plexus Corp. *	97,421	7,936,889
Rogers Corp. *	20,219	5,519,787
ScanSource, Inc. *	286,291	9,041,070
Stratasys Ltd. *	90,122	2,260,260
Super Micro Computer, Inc. *	180,778	7,102,768
TTM Technologies, Inc. *	512,155	6,437,788
ViaSat, Inc. *	113,976	5,201,865
Viavi Solutions, Inc. *	173,716	2,848,942
Vishay Intertechnology, Inc.	454,206	8,716,213
		206,325,436

Telecommunication Services 0.6%
ATN International, Inc.	48,083	1,602,606
Cogent Communications Holdings, Inc.	47,192	2,991,973
Consolidated Communications Holdings, Inc. *	750,412	5,342,933
EchoStar Corp., Class A *	197,372	4,804,035
Iridium Communications, Inc. *	76,890	3,044,075
Liberty Latin America Ltd., Class A *	180,399	1,813,010
Liberty Latin America Ltd., Class C *	596,730	6,021,006
Shenandoah Telecommunications Co.	92,337	2,063,732
United States Cellular Corp. *	91,720	2,523,217
		30,206,587

Transportation 2.5%
Air Transport Services Group, Inc. *	153,232	4,828,340
Alaska Air Group, Inc. *	141,260	7,930,336
Allegiant Travel Co. *	10,972	1,910,115
AMERCO	14,778	8,535,921
ArcBest Corp.	111,719	10,354,117
Atlas Air Worldwide Holdings, Inc. *	88,062	6,900,538
Atlas Corp.	216,054	3,117,659
Copa Holdings S.A., Class A *	30,952	2,625,968
Costamare, Inc.	158,836	2,144,286
Forward Air Corp.	64,674	6,673,063
Hawaiian Holdings, Inc. *	119,484	2,291,703
Heartland Express, Inc.	166,095	2,385,124
Hub Group, Inc., Class A *	147,540	12,452,376
JetBlue Airways Corp. *	519,666	7,935,300
Marten Transport Ltd.	195,127	3,365,941
Mesa Air Group, Inc. *	217,340	945,429
Saia, Inc. *	24,524	7,044,029
Schneider National, Inc., Class B	258,274	6,746,117
SkyWest, Inc. *	65,110	1,830,242
Spirit Airlines, Inc. *	99,769	2,502,207
Uber Technologies, Inc. *	210,259	7,575,632
SECURITY	NUMBER OF SHARES	VALUE ($)
Werner Enterprises, Inc.	230,644	10,023,788
Yellow Corp. *	263,224	2,371,648
		122,489,879

Utilities 3.5%
ALLETE, Inc.	140,867	8,866,169
American States Water Co.	41,753	3,513,932
Atlantica Sustainable Infrastructure plc	128,532	4,337,955
Avangrid, Inc.	145,534	6,530,111
Avista Corp.	213,735	9,538,993
Black Hills Corp.	151,483	10,602,295
California Water Service Group	60,225	3,428,609
Chesapeake Utilities Corp.	22,001	2,925,033
Clearway Energy, Inc., Class A	36,927	1,129,597
Clearway Energy, Inc., Class C	87,811	2,932,887
Essential Utilities, Inc.	193,515	9,116,492
Hawaiian Electric Industries, Inc.	272,278	11,157,952
IDACORP, Inc.	96,422	10,023,067
MGE Energy, Inc.	52,512	3,781,914
National Fuel Gas Co.	176,502	10,985,485
New Jersey Resources Corp.	220,357	9,611,972
Northwest Natural Holding Co.	79,462	4,132,819
NorthWestern Corp.	148,464	8,979,103
ONE Gas, Inc.	129,357	10,748,273
Ormat Technologies, Inc.	48,029	3,426,869
Otter Tail Corp.	87,907	5,437,927
PNM Resources, Inc.	166,019	7,499,078
SJW Group	34,872	2,274,352
South Jersey Industries, Inc.	236,477	8,023,665
Spire, Inc.	140,213	9,409,694
Unitil Corp.	47,291	2,387,723
		170,801,966
Total Common Stocks (Cost $4,047,947,583)		4,835,510,385

SHORT-TERM INVESTMENTS 0.9% OF NET ASSETS

Money Market Funds 0.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (d)	3,953,147	3,953,147
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (d)(e)	40,377,530	40,377,530
		44,330,677
Total Short-Term Investments (Cost $44,330,677)		44,330,677
Total Investments in Securities (Cost $4,092,278,260)		4,879,841,062

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
Russell 2000 Index, e-mini, expires 03/18/22	73	7,462,425	48,782

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $40,098,369.
(b)	Trading in Russian securities listed on the Moscow Exchange, Russian ADRs, and Russian GDRs had ceased and suspended the fund’s ability to buy or sell these securities as of February 28, 2022.
(c)	Fair valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(d)	The rate shown is the 7-day yield.
(e)	Security purchased with cash collateral received for securities on loan.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$4,652,821,119	$—	$—	$4,652,821,119
Media & Entertainment	181,446,002	—	1,243,264 [2]	182,689,266
Short-Term Investments[1]	44,330,677	—	—	44,330,677
Futures Contracts[3]	48,782	—	—	48,782
Total	$4,878,646,580	$—	$1,243,264	$4,879,889,844

[1]	As categorized in the Portfolio Holdings.
[2]	Trading in Russian securities listed on the Moscow Exchange, Russian ADRs, and Russian GDRs had ceased and suspended the fund’s ability to buy or sell these securities as of February 28, 2022.
[3]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Statement of Assets and Liabilities

As of February 28, 2022
Assets
Investments in securities, at value - unaffiliated (cost $4,092,278,260) including securities on loan of $40,098,369		$4,879,841,062
Deposit with broker for futures contracts		346,500
Receivables:
Fund shares sold		5,300,051
Dividends		4,139,812
Investments sold		2,613,185
Income from securities on loan		27,132
Variation margin on future contracts	+	17,484
Total assets		4,892,285,226
Liabilities
Collateral held for securities on loan		40,377,530
Payables:
Investments bought		5,226,370
Fund shares redeemed		2,650,026
Management fees	+	919,299
Total liabilities		49,173,225
Net assets		$4,843,112,001
Net Assets by Source
Capital received from investors		$4,535,235,630
Total distributable earnings	+	307,876,371
Net assets		$4,843,112,001

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$4,843,112,001		91,350,000		$53.02

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Statement of Operations

For the period March 1, 2021 through February 28, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $34,600)		$67,369,414
Securities on loan, net	+	549,183
Total investment income		67,918,597
Expenses
Management fees		11,635,781
Total expenses	–	11,635,781
Net investment income		56,282,816
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains on sales of securities - unaffiliated		5,682,212
Net realized gains on sales of in-kind redemptions - unaffiliated		441,947,802
Net realized losses on futures contracts	+	(1,431,490)
Net realized gains		446,198,524
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(107,762,044)
Net change in unrealized appreciation (depreciation) on futures contracts	+	123,462
Net change in unrealized appreciation (depreciation)	+	(107,638,582)
Net realized and unrealized gains		338,559,942
Increase in net assets resulting from operations		$394,842,758

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	3/1/21-2/28/22		3/1/20-2/28/21
Net investment income		$56,282,816	$45,715,884
Net realized gains		446,198,524	74,363,692
Net change in unrealized appreciation (depreciation)	+	(107,638,582)	1,138,500,407
Increase in net assets resulting from operations		$394,842,758	$1,258,579,983
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($56,395,300)	($51,561,985)

TRANSACTIONS IN FUND SHARES
	3/1/21-2/28/22			3/1/20-2/28/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		23,050,000	$1,234,091,769	30,900,000	$953,673,482
Shares redeemed	+	(15,500,000)	(815,045,637)	(45,700,000)	(1,499,782,894)
Net transactions in fund shares		7,550,000	$419,046,132	(14,800,000)	($546,109,412)
SHARES OUTSTANDING AND NET ASSETS
	3/1/21-2/28/22			3/1/20-2/28/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		83,800,000	$4,085,618,411	98,600,000	$3,424,709,825
Total increase (decrease)	+	7,550,000	757,493,590	(14,800,000)	660,908,586
End of period		91,350,000	$4,843,112,001	83,800,000	$4,085,618,411

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Financial Statements
FINANCIAL HIGHLIGHTS
	3/1/21– 2/28/22	3/1/20– 2/28/21	3/1/19– 2/29/20	3/1/18– 2/28/19	3/1/17– 2/28/18
Per-Share Data
Net asset value at beginning of period	$30.94	$25.24	$27.54	$30.28	$26.00
Income (loss) from investment operations:
Net investment income (loss)[1]	1.04	0.70	0.91	0.94	0.80
Net realized and unrealized gains (losses)	1.42	5.64	(2.29)	(2.81)	4.19
Total from investment operations	2.46	6.34	(1.38)	(1.87)	4.99
Less distributions:
Distributions from net investment income	(1.15)	(0.64)	(0.92)	(0.87)	(0.71)
Net asset value at end of period	$32.25	$30.94	$25.24	$27.54	$30.28
Total return	7.95%	25.47%	(5.32%)	(6.00%)	19.19%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income (loss)	3.16%	2.74%	3.27%	3.29%	2.76%
Portfolio turnover rate[2]	15%	15%	20%	14%	10%
Net assets, end of period (x 1,000)	$7,381,580	$5,721,053	$4,416,696	$4,083,580	$3,630,569

[1]	Calculated based on the average shares outstanding during the period.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings  as of February 28, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 98.6% OF NET ASSETS

Australia 5.5%
AGL Energy Ltd.	1,219,367	6,653,948
Amcor plc	416,645	4,795,087
AMP Ltd. *	4,636,887	3,179,695
Ampol Ltd.	289,146	6,183,359
APA Group	370,374	2,701,057
Aristocrat Leisure Ltd.	72,095	1,949,807
Aurizon Holdings Ltd.	1,283,929	3,260,890
Australia & New Zealand Banking Group Ltd.	1,241,986	23,441,435
Bendigo & Adelaide Bank Ltd.	242,791	1,693,102
BHP Group Ltd.	1,876,601	63,539,505
BlueScope Steel Ltd.	332,552	4,884,243
Boral Ltd. (a)	396,461	1,044,322
Brambles Ltd.	580,084	4,167,285
Coles Group Ltd.	660,822	8,334,152
Commonwealth Bank of Australia	511,645	34,699,375
Computershare Ltd.	145,667	2,289,532
Crown Resorts Ltd. *	266,109	2,390,602
CSL Ltd.	38,327	7,230,560
Downer EDI Ltd.	584,938	2,139,280
Endeavour Group Ltd.	579,219	3,009,421
Fortescue Metals Group Ltd.	381,299	5,021,916
Goodman Group	140,888	2,272,692
Incitec Pivot Ltd.	1,024,664	2,297,561
Insurance Australia Group Ltd.	1,234,562	4,120,955
James Hardie Industries plc	48,324	1,565,711
JB Hi-Fi Ltd.	44,347	1,586,815
Lendlease Corp., Ltd.	545,541	4,180,406
Macquarie Group Ltd.	71,577	9,389,685
Medibank Pvt Ltd.	1,336,811	3,084,781
Metcash Ltd.	889,034	2,657,925
Mirvac Group	1,234,245	2,319,681
National Australia Bank Ltd.	1,254,003	26,334,450
Newcrest Mining Ltd.	215,527	4,014,715
Orica Ltd.	185,473	1,963,646
Origin Energy Ltd.	1,409,023	5,828,007
Qantas Airways Ltd. *	595,898	2,192,336
QBE Insurance Group Ltd.	561,419	4,680,953
Ramsay Health Care Ltd.	46,537	2,160,239
Rio Tinto Ltd.	170,187	14,593,544
Santos Ltd.	814,125	4,288,988
Scentre Group	1,949,747	4,343,540
Sims Ltd.	184,021	2,431,669
Sonic Healthcare Ltd.	111,668	2,840,167
South32 Ltd.	2,440,955	8,519,851
Stockland	900,634	2,718,747
Suncorp Group Ltd.	888,873	6,946,764
Tabcorp Holdings Ltd.	580,872	2,103,334
Telstra Corp., Ltd.	3,142,301	9,029,633
Transurban Group	391,925	3,609,040
Treasury Wine Estates Ltd.	203,187	1,713,283
Viva Energy Group Ltd.	1,411,381	2,498,971
Wesfarmers Ltd.	432,243	15,115,135
SECURITY	NUMBER OF SHARES	VALUE ($)
Westpac Banking Corp.	1,715,480	28,394,753
Woodside Petroleum Ltd.	508,254	10,525,965
Woolworths Group Ltd.	587,516	15,130,485
		408,063,000

Austria 0.2%
Erste Group Bank AG	133,194	4,785,818
OMV AG	105,309	5,012,839
Raiffeisen Bank International AG	90,146	1,485,367
voestalpine AG	108,055	3,573,057
Wienerberger AG	53,707	1,615,470
		16,472,551

Belgium 0.8%
Ageas S.A. N.V.	90,063	4,347,806
Anheuser-Busch InBev S.A. N.V.	368,089	22,796,957
Etablissements Franz Colruyt N.V.	36,919	1,479,558
Groupe Bruxelles Lambert S.A.	53,839	5,620,267
KBC Group N.V.	96,187	6,970,566
Proximus SADP	130,637	2,605,952
Solvay S.A.	41,655	4,665,591
UCB S.A.	30,590	3,356,845
Umicore S.A.	76,631	3,157,981
		55,001,523

Canada 8.2%
Agnico Eagle Mines Ltd.	62,695	3,165,026
Air Canada *	122,023	2,304,136
Alimentation Couche-Tard, Inc.	364,986	14,316,280
AltaGas Ltd.	94,220	2,074,051
ARC Resources Ltd.	470,102	5,807,938
Atco Ltd., Class I	62,537	2,052,600
Bank of Montreal	166,452	18,993,652
Barrick Gold Corp.	437,457	9,881,455
Bausch Health Cos., Inc. *	126,262	3,035,226
BCE, Inc.	138,681	7,278,743
Brookfield Asset Management Reinsurance Partners Ltd., Class A *	1,376	76,223
Brookfield Asset Management, Inc., Class A	340,245	18,582,230
Canadian Imperial Bank of Commerce	132,911	16,811,536
Canadian National Railway Co.	163,208	20,233,237
Canadian Natural Resources Ltd.	483,551	26,995,897
Canadian Pacific Railway Ltd.	166,001	11,680,994
Canadian Tire Corp., Ltd., Class A	31,887	4,698,012
CCL Industries, Inc., Class B	33,473	1,507,981
Cenovus Energy, Inc.	518,972	8,154,777
CGI, Inc. *	76,115	6,236,347
CI Financial Corp.	139,702	2,285,502
Crescent Point Energy Corp.	885,092	6,329,313
Dollarama, Inc.	54,975	2,839,013
Emera, Inc.	83,882	3,921,790
Empire Co., Ltd., A Shares	100,052	3,096,970
Enbridge, Inc.	628,437	27,132,266

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Fairfax Financial Holdings Ltd.	11,550	5,595,378
Finning International, Inc.	81,208	2,361,297
First Quantum Minerals Ltd.	99,203	2,907,222
Fortis, Inc.	151,603	6,942,171
George Weston Ltd.	55,401	6,003,322
Gildan Activewear, Inc.	82,945	3,254,104
Great-West Lifeco, Inc.	97,452	2,929,668
H&R Real Estate Investment Trust	140,777	1,435,130
Hydro One Ltd.	107,042	2,641,554
IA Financial Corp., Inc.	33,500	1,989,108
Imperial Oil Ltd.	163,643	7,339,970
Intact Financial Corp.	25,220	3,614,731
Keyera Corp.	93,036	2,177,821
Kinross Gold Corp.	411,148	2,048,690
Linamar Corp.	35,806	1,868,569
Loblaw Cos., Ltd.	100,231	7,813,174
Magna International, Inc.	220,793	16,393,012
Manulife Financial Corp.	629,921	12,753,870
Methanex Corp.	51,895	2,700,005
Metro, Inc.	110,466	5,762,156
National Bank of Canada	76,688	6,144,835
Nutrien Ltd.	260,460	22,385,575
Onex Corp.	56,040	3,760,890
Open Text Corp.	48,970	2,129,684
Parkland Corp.	78,515	2,053,331
Pembina Pipeline Corp.	170,601	5,797,219
Power Corp. of Canada	206,396	6,361,036
Primaris REIT	35,174	396,569
Quebecor, Inc., Class B	69,388	1,516,486
Restaurant Brands International, Inc.	45,507	2,545,608
RioCan Real Estate Investment Trust	111,368	2,205,672
Rogers Communications, Inc., B Shares	158,895	8,204,386
Royal Bank of Canada	351,207	38,824,247
Saputo, Inc.	107,590	2,634,719
Shaw Communications, Inc., B Shares	174,148	5,218,879
SNC-Lavalin Group, Inc.	91,745	2,064,416
Sun Life Financial, Inc.	160,780	8,450,029
Suncor Energy, Inc.	1,243,993	38,015,665
TC Energy Corp.	283,039	15,196,875
Teck Resources Ltd., Class B	277,745	9,994,309
TELUS Corp.	159,576	4,027,301
TFI International, Inc.	20,324	2,117,087
The Bank of Nova Scotia	421,386	30,515,476
The Toronto-Dominion Bank	450,580	36,334,862
Thomson Reuters Corp.	41,927	4,236,500
Vermilion Energy, Inc. *	244,299	4,564,896
Waste Connections, Inc.	30,004	3,702,153
West Fraser Timber Co., Ltd.	28,392	2,832,149
WSP Global, Inc.	21,337	2,616,089
		602,869,090

Denmark 0.9%
AP Moller - Maersk A/S, A Shares	1,672	5,024,167
AP Moller - Maersk A/S, B Shares	2,413	7,658,872
Carlsberg A/S, B Shares	24,450	3,589,296
Coloplast A/S, B Shares	12,716	1,916,650
Danske Bank A/S	420,329	7,152,997
DSV A/S	19,696	3,649,197
ISS A/S *	172,241	3,165,205
Novo Nordisk A/S, B Shares	200,744	20,675,946
Novozymes A/S, B Shares	34,516	2,268,214
Orsted A/S	27,955	3,635,283
Pandora A/S	26,129	2,705,007
Vestas Wind Systems A/S	172,318	5,659,325
		67,100,159

SECURITY	NUMBER OF SHARES	VALUE ($)
Finland 0.9%
Elisa Oyj	36,088	2,008,463
Fortum Oyj	126,045	2,667,251
Kesko Oyj, B Shares	84,553	2,501,509
Kone Oyj, B Shares	71,813	4,224,992
Neste Oyj	93,630	3,699,714
Nokia Oyj *	2,251,622	12,234,148
Nokian Renkaat Oyj	60,473	1,154,696
Nordea Bank Abp	1,305,838	14,590,910
Outokumpu Oyj *	372,829	2,213,574
Sampo Oyj, A Shares	146,527	6,971,575
Stora Enso Oyj, R Shares	282,705	5,452,066
UPM-Kymmene Oyj	268,577	9,351,640
Wartsila Oyj Abp	220,744	2,496,753
		69,567,291

France 8.3%
Accor S.A. *	59,299	2,037,437
Air France-KLM *(a)	653,271	2,899,063
Air Liquide S.A.	109,383	18,269,139
Airbus SE *	90,456	11,673,866
Alstom S.A.	122,025	3,138,641
Arkema S.A.	37,473	5,004,464
Atos SE	53,653	1,924,803
AXA S.A.	883,171	24,080,268
BNP Paribas S.A.	603,562	35,597,639
Bollore S.A.	419,042	2,135,892
Bouygues S.A.	199,668	7,181,036
Bureau Veritas S.A.	63,534	1,831,134
Capgemini SE	37,186	7,864,789
Carrefour S.A.	669,242	13,455,304
Casino Guichard Perrachon S.A. *	117,456	2,098,953
Cie de Saint-Gobain	285,316	17,930,133
Cie Generale des Etablissements Michelin S.C.A.	102,351	14,255,126
CNP Assurances	92,492	2,261,621
Credit Agricole S.A.	525,288	6,764,983
Danone S.A.	224,066	13,668,254
Dassault Systemes SE	34,229	1,672,018
Eiffage S.A.	52,411	5,375,831
Electricite de France S.A.	555,299	5,070,779
Elis S.A. *	111,330	1,799,411
Engie S.A.	1,215,896	19,485,736
EssilorLuxottica S.A.	38,628	6,799,609
Eurazeo SE	19,262	1,498,230
Eutelsat Communications S.A.	175,146	1,939,306
Faurecia SE	88,566	3,387,205
Hermes International	1,741	2,428,721
Kering S.A.	9,783	7,000,627
Klepierre S.A. *	82,540	2,378,912
Lagardere S.A. *	94,214	2,685,742
Legrand S.A.	50,493	4,810,461
L'Oreal S.A.	30,008	11,965,275
LVMH Moet Hennessy Louis Vuitton SE	27,768	20,581,642
Orange S.A.	2,151,795	26,136,326
Pernod-Ricard S.A.	35,997	7,910,491
Publicis Groupe S.A.	90,526	6,064,126
Renault S.A. *	413,526	13,256,048
Rexel S.A. *	266,005	5,914,290
Rubis S.C.A.	57,746	1,814,144
Safran S.A.	71,162	9,167,879
Sanofi	361,457	37,947,762
Schneider Electric SE	124,811	19,595,447
SCOR SE	105,160	3,440,712
SES S.A.	398,768	3,157,670

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Societe Generale S.A.	858,683	24,729,092
Sodexo S.A.	50,203	4,234,741
STMicroelectronics N.V.	103,660	4,417,391
Technip Energies N.V. *	83,986	951,821
Teleperformance	6,976	2,600,585
Thales S.A.	33,002	3,814,283
TotalEnergies SE	2,032,929	104,099,607
Valeo S.A.	251,600	5,591,186
Veolia Environnement S.A.	279,091	9,783,559
Vinci S.A.	192,755	20,463,817
Vivendi SE	194,086	2,465,552
Wendel SE	18,032	1,844,086
		612,352,665

Germany 7.0%
adidas AG	37,914	9,030,154
Allianz SE	173,903	39,710,169
Aurubis AG	47,828	5,643,331
BASF SE	608,697	40,508,560
Bayer AG	585,439	33,871,192
Bayerische Motoren Werke AG	304,030	29,559,084
Beiersdorf AG	21,184	2,151,443
Brenntag SE	62,939	5,293,500
Commerzbank AG *	892,740	7,554,538
Continental AG *	101,331	8,740,994
Covestro AG	138,541	7,346,316
Daimler Truck Holding AG *	279,399	8,529,657
Deutsche Bank AG *	637,606	8,063,954
Deutsche Boerse AG	23,779	4,078,401
Deutsche Lufthansa AG *	935,653	7,224,065
Deutsche Post AG	347,767	17,640,041
Deutsche Telekom AG	2,129,448	38,340,507
Deutsche Wohnen SE	16,846	704,067
E.ON SE	922,363	12,554,231
Evonik Industries AG	115,184	3,478,886
Freenet AG	74,231	1,999,364
Fresenius Medical Care AG & Co. KGaA	111,834	7,200,080
Fresenius SE & Co. KGaA	283,000	9,938,072
GEA Group AG	62,999	2,764,613
Hannover Rueck SE	19,946	3,692,073
HeidelbergCement AG	104,593	6,830,224
Henkel AG & Co. KGaA	46,994	3,620,961
HUGO BOSS AG	40,196	2,474,120
Infineon Technologies AG	174,056	6,010,641
K+S AG *	206,980	5,333,092
KION Group AG	23,128	1,874,528
Knorr-Bremse AG	17,216	1,527,625
LANXESS AG	49,294	2,412,896
Mercedes-Benz Group AG	558,884	44,048,430
Merck KGaA	19,918	3,972,132
METRO AG *	220,210	2,067,762
MTU Aero Engines AG	10,717	2,602,473
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	51,391	14,266,090
ProSiebenSat.1 Media SE	111,746	1,539,419
Rheinmetall AG	27,209	4,082,971
RWE AG	248,836	11,596,153
Salzgitter AG *	62,137	2,748,421
SAP SE	179,146	20,387,294
Siemens AG	231,714	32,964,694
Siemens Energy AG *	153,021	3,683,244
Siemens Healthineers AG	39,351	2,540,562
Symrise AG	16,305	1,950,418
Telefonica Deutschland Holding AG	659,825	1,812,028
ThyssenKrupp AG *	329,665	3,554,687
SECURITY	NUMBER OF SHARES	VALUE ($)
Uniper SE	118,899	3,806,101
United Internet AG	59,833	2,040,327
Vitesco Technologies Group AG *	21,950	930,698
Volkswagen AG	22,226	5,871,593
Vonovia SE	93,279	4,976,623
		517,143,499

Hong Kong 1.7%
AAC Technologies Holdings, Inc.	316,148	865,860
AIA Group Ltd.	1,563,601	16,258,953
BOC Hong Kong Holdings Ltd.	1,508,345	5,424,382
CK Asset Holdings Ltd.	1,213,958	7,667,152
CK Hutchison Holdings Ltd.	2,446,731	17,144,058
CLP Holdings Ltd.	732,056	7,452,942
Galaxy Entertainment Group Ltd. *	476,451	2,649,423
Hang Seng Bank Ltd.	230,173	4,247,789
Henderson Land Development Co., Ltd.	417,483	1,736,463
Hong Kong & China Gas Co., Ltd.	2,017,904	3,052,539
Hong Kong Exchanges & Clearing Ltd.	45,984	2,222,194
Hongkong Land Holdings Ltd.	441,991	2,382,331
Jardine Matheson Holdings Ltd.	103,589	6,163,545
Lenovo Group Ltd.	3,862,802	4,296,012
Link REIT	298,298	2,408,923
MTR Corp., Ltd.	492,629	2,550,244
New World Development Co., Ltd.	1,059,011	4,235,393
Noble Group Ltd. *(a)(b)	54,070,092	597,482
PCCW Ltd.	3,700,570	2,064,897
Samsonite International S.A. *	858,945	1,912,749
Sands China Ltd. *	985,604	2,579,521
Sino Land Co., Ltd.	1,240,413	1,560,498
Sun Hung Kai Properties Ltd.	615,976	7,165,903
Swire Pacific Ltd., A Shares	780,925	4,317,540
Techtronic Industries Co., Ltd.	127,127	2,123,203
The Wharf Holdings Ltd.	905,346	3,267,435
WH Group Ltd.	8,707,367	6,073,326
Wharf Real Estate Investment Co., Ltd.	477,841	2,143,457
Yue Yuen Industrial Holdings Ltd. *	1,139,465	1,924,944
		126,489,158

Ireland 0.1%
Bank of Ireland Group plc *	418,598	2,777,761
Kerry Group plc, A Shares	27,480	3,277,922
Kingspan Group plc	20,116	1,962,089
		8,017,772

Israel 0.2%
Bank Hapoalim B.M.	304,893	3,223,517
Bank Leumi Le-Israel B.M.	448,995	4,857,710
ICL Group Ltd.	309,384	3,513,260
Teva Pharmaceutical Industries Ltd. *	535,307	4,341,974
		15,936,461

Italy 2.9%
A2A S.p.A.	927,345	1,663,426
Assicurazioni Generali S.p.A.	627,436	12,494,977
Atlantia S.p.A. *	278,157	5,126,912
Banco BPM S.p.A.	865,266	2,994,323
CNH Industrial N.V.	405,226	5,837,299
Enel S.p.A.	3,887,202	28,811,941
Eni S.p.A.	2,939,628	45,670,382
EXOR N.V.	182,765	13,918,102
Ferrari N.V.	9,653	2,089,845
Intesa Sanpaolo S.p.A.	7,671,419	19,762,038

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Iveco Group N.V. *	81,007	677,399
Leonardo S.p.A. *	397,505	3,571,823
Mediobanca Banca di Credito Finanziario S.p.A.	222,858	2,334,430
Pirelli & C S.p.A.	275,138	1,527,561
Poste Italiane S.p.A.	151,291	1,746,032
Prysmian S.p.A.	74,180	2,459,577
Saras S.p.A. *	2,625,014	1,616,912
Snam S.p.A.	645,151	3,597,807
Stellantis N.V.	1,444,051	26,551,466
Telecom Italia S.p.A.	18,483,419	7,845,425
Tenaris S.A.	248,418	3,219,928
Terna - Rete Elettrica Nazionale	344,368	2,839,844
UniCredit S.p.A.	1,416,091	18,113,230
Unipol Gruppo S.p.A.	358,818	1,826,910
		216,297,589

Japan 24.6%
Advantest Corp.	19,104	1,504,435
Aeon Co., Ltd.	369,012	8,322,194
AGC, Inc.	152,422	6,736,080
Air Water, Inc.	133,439	1,937,139
Aisin Corp.	224,569	8,159,942
Ajinomoto Co., Inc.	173,828	5,039,390
Alfresa Holdings Corp.	285,442	4,376,736
Alps Alpine Co., Ltd.	334,884	3,343,752
Amada Co., Ltd.	212,601	1,869,892
ANA Holdings, Inc. *	130,589	2,864,624
Asahi Group Holdings Ltd.	170,718	6,883,563
Asahi Kasei Corp.	946,160	8,851,638
Astellas Pharma, Inc.	667,574	11,119,954
Bandai Namco Holdings, Inc.	55,162	4,008,734
Bic Camera, Inc.	173,003	1,500,586
Bridgestone Corp.	480,337	19,705,599
Brother Industries Ltd.	181,420	3,285,801
Canon, Inc.	813,528	19,060,606
Casio Computer Co., Ltd.	105,623	1,233,453
Central Japan Railway Co.	107,334	14,435,456
Chubu Electric Power Co., Inc.	936,661	9,376,776
Chugai Pharmaceutical Co., Ltd.	56,288	1,857,125
Coca-Cola Bottlers Japan Holdings, Inc.	167,708	2,137,576
COMSYS Holdings Corp.	67,742	1,630,984
Concordia Financial Group Ltd.	495,446	2,026,091
Cosmo Energy Holdings Co., Ltd.	141,359	3,186,177
Dai Nippon Printing Co., Ltd.	261,745	6,788,212
Daicel Corp.	333,374	2,555,843
Daido Steel Co., Ltd.	41,451	1,493,568
Dai-ichi Life Holdings, Inc.	479,032	10,015,273
Daiichi Sankyo Co., Ltd.	261,965	6,353,803
Daikin Industries Ltd.	55,144	10,152,624
Daito Trust Construction Co., Ltd.	49,090	5,421,531
Daiwa House Industry Co., Ltd.	510,329	14,484,615
Daiwa Securities Group, Inc.	652,755	3,864,106
Denka Co., Ltd.	63,132	1,934,933
Denso Corp.	242,513	16,943,800
Dentsu Group, Inc.	103,351	4,105,325
DIC Corp.	101,302	2,303,538
East Japan Railway Co.	282,695	16,715,025
Ebara Corp.	46,820	2,422,811
EDION Corp.	196,678	2,044,051
Eisai Co., Ltd.	64,224	3,188,477
Electric Power Development Co., Ltd.	259,603	4,113,527
ENEOS Holdings, Inc.	5,318,720	20,956,242
FANUC Corp.	37,237	6,839,581
Fast Retailing Co., Ltd.	6,288	3,375,620
Fuji Electric Co., Ltd.	62,610	3,185,540
SECURITY	NUMBER OF SHARES	VALUE ($)
FUJIFILM Holdings Corp.	146,879	9,260,997
Fujikura Ltd. *	384,629	2,060,483
Fujitsu Ltd.	83,961	12,075,658
Furukawa Electric Co., Ltd.	96,360	1,903,356
H2O Retailing Corp.	250,819	1,872,840
Hakuhodo DY Holdings, Inc.	143,164	1,884,407
Hankyu Hanshin Holdings, Inc.	125,114	3,731,423
Hanwa Co., Ltd.	86,855	2,514,968
Haseko Corp.	286,609	3,648,090
Hino Motors Ltd.	347,014	3,244,924
Hitachi Construction Machinery Co., Ltd.	62,600	1,523,489
Hitachi Ltd.	574,682	28,191,476
Hitachi Metals Ltd. *	113,355	2,014,653
Hokkaido Electric Power Co., Inc.	417,241	1,825,826
Honda Motor Co., Ltd.	2,032,483	62,205,362
Hoya Corp.	39,049	5,036,448
Idemitsu Kosan Co., Ltd.	323,325	8,646,329
IHI Corp.	145,438	3,356,407
Iida Group Holdings Co., Ltd.	117,644	2,168,511
Inpex Corp.	1,010,225	10,393,893
Isetan Mitsukoshi Holdings Ltd.	556,433	4,468,856
Isuzu Motors Ltd.	476,681	6,444,040
ITOCHU Corp.	632,162	20,544,236
J Front Retailing Co., Ltd.	246,107	2,055,610
Japan Airlines Co., Ltd. *	149,560	2,982,759
Japan Exchange Group, Inc.	74,962	1,405,843
Japan Post Holdings Co., Ltd. *	1,023,707	8,480,303
Japan Post Insurance Co., Ltd.	103,947	1,781,562
Japan Tobacco, Inc.	702,438	12,929,616
JFE Holdings, Inc.	845,446	12,625,718
JGC Holdings Corp.	258,085	2,581,410
JSR Corp.	63,253	1,971,593
JTEKT Corp.	369,571	3,179,899
Kajima Corp.	465,267	6,237,224
Kaneka Corp.	62,901	2,050,734
Kao Corp.	152,782	7,136,680
Kawasaki Heavy Industries Ltd.	177,391	3,274,437
KDDI Corp.	986,873	32,183,156
Keio Corp.	34,543	1,409,612
Kewpie Corp.	82,774	1,764,360
Keyence Corp.	9,103	4,250,569
Kikkoman Corp.	37,611	2,788,782
Kinden Corp.	101,060	1,430,239
Kintetsu Group Holdings Co., Ltd. *	89,564	2,686,726
Kirin Holdings Co., Ltd.	428,597	7,098,318
Kobe Steel Ltd.	736,209	3,911,959
Koito Manufacturing Co., Ltd.	56,748	2,916,850
Komatsu Ltd.	497,509	11,414,522
Konica Minolta, Inc.	828,019	3,486,774
K's Holdings Corp.	199,207	2,144,707
Kubota Corp.	381,576	6,831,428
Kuraray Co., Ltd.	379,604	3,552,968
Kyocera Corp.	142,917	8,163,672
Kyushu Electric Power Co., Inc.	769,879	5,802,084
Kyushu Railway Co.	112,890	2,489,608
Lixil Corp.	145,017	3,217,004
Makita Corp.	71,759	2,538,901
Marubeni Corp.	1,428,219	14,923,912
MatsukiyoCocokara & Co.	76,826	2,941,634
Mazda Motor Corp. *	1,269,872	9,437,903
Medipal Holdings Corp.	205,629	3,743,903
MEIJI Holdings Co., Ltd.	89,674	5,380,051
MINEBEA MITSUMI, Inc.	152,197	3,298,317
MISUMI Group, Inc.	55,128	1,754,236
Mitsubishi Chemical Holdings Corp.	1,349,332	9,576,245
Mitsubishi Corp.	920,063	30,923,064
Mitsubishi Electric Corp.	1,460,620	17,519,831

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Mitsubishi Estate Co., Ltd.	414,514	6,323,430
Mitsubishi Gas Chemical Co., Inc.	140,642	2,487,413
Mitsubishi Heavy Industries Ltd.	381,968	11,262,542
Mitsubishi Materials Corp.	214,489	3,860,523
Mitsubishi Motors Corp. *	1,157,961	3,016,178
Mitsubishi UFJ Financial Group, Inc.	6,086,853	37,670,578
Mitsui & Co., Ltd.	890,620	22,158,208
Mitsui Chemicals, Inc.	152,619	3,893,159
Mitsui Fudosan Co., Ltd.	385,875	8,566,810
Mitsui Mining & Smelting Co., Ltd.	54,489	1,591,973
Mitsui OSK Lines Ltd.	76,217	6,180,740
Mizuho Financial Group, Inc.	1,326,664	17,565,987
MS&AD Insurance Group Holdings, Inc.	285,753	9,688,435
Murata Manufacturing Co., Ltd.	129,815	8,776,813
Nagase & Co., Ltd.	158,519	2,526,945
Nagoya Railroad Co., Ltd. *	138,359	2,532,327
NEC Corp.	147,583	6,349,240
NGK Insulators Ltd.	154,471	2,387,310
NGK Spark Plug Co., Ltd.	172,000	3,088,309
NH Foods Ltd.	120,196	4,508,328
NHK Spring Co., Ltd.	257,657	2,044,702
Nichirei Corp.	71,550	1,573,572
Nidec Corp.	51,477	4,417,167
Nikon Corp.	322,272	3,338,142
Nintendo Co., Ltd.	13,350	6,725,131
Nippon Electric Glass Co., Ltd.	72,465	1,737,776
Nippon Express Holdings, Inc.	66,391	4,023,522
Nippon Light Metal Holdings Co., Ltd.	103,291	1,651,939
Nippon Paper Industries Co., Ltd.	208,097	1,983,855
Nippon Shokubai Co., Ltd.	32,843	1,596,881
Nippon Steel Corp.	990,633	18,135,443
Nippon Steel Trading Corp.	42,090	1,988,015
Nippon Telegraph & Telephone Corp.	986,975	28,218,873
Nippon Yusen K.K.	94,612	8,765,010
Nissan Motor Co., Ltd. *	3,616,298	17,121,487
Nisshin Seifun Group, Inc.	166,184	2,351,899
Nissin Foods Holdings Co., Ltd.	21,603	1,719,987
Nitori Holdings Co., Ltd.	15,409	2,307,169
Nitto Denko Corp.	72,624	5,265,122
NOK Corp.	184,612	1,923,459
Nomura Holdings, Inc.	1,257,191	5,744,820
Nomura Real Estate Holdings, Inc.	71,740	1,784,546
NSK Ltd.	505,400	3,264,750
NTN Corp. *	691,472	1,302,795
NTT Data Corp.	228,278	4,306,908
Obayashi Corp.	748,664	6,246,721
Odakyu Electric Railway Co., Ltd.	86,100	1,415,875
Oji Holdings Corp.	873,603	4,452,398
Olympus Corp.	165,607	3,306,388
Omron Corp.	53,208	3,584,928
Ono Pharmaceutical Co., Ltd.	94,719	2,324,491
Oriental Land Co., Ltd.	16,464	3,020,485
ORIX Corp.	542,581	10,755,046
Osaka Gas Co., Ltd.	353,938	6,481,053
Otsuka Corp.	36,311	1,398,214
Otsuka Holdings Co., Ltd.	172,155	5,923,597
PALTAC Corp.	34,093	1,317,246
Pan Pacific International Holdings Corp.	101,829	1,662,153
Panasonic Corp.	1,811,375	18,715,314
Persol Holdings Co., Ltd.	82,780	1,835,642
Rakuten Group, Inc.	161,584	1,366,467
Recruit Holdings Co., Ltd.	172,547	7,219,483
Renesas Electronics Corp. *	160,509	1,867,437
Resona Holdings, Inc.	1,124,718	5,056,470
Ricoh Co., Ltd.	619,063	5,262,103
Rohm Co., Ltd.	31,240	2,449,292
SECURITY	NUMBER OF SHARES	VALUE ($)
Ryohin Keikaku Co., Ltd.	103,393	1,516,221
Sankyu, Inc.	42,079	1,455,913
Santen Pharmaceutical Co., Ltd.	129,518	1,466,390
SBI Holdings, Inc.	74,647	1,944,354
Secom Co., Ltd.	72,445	5,297,433
Seibu Holdings, Inc. *	144,637	1,505,707
Seiko Epson Corp.	208,104	3,185,477
Seino Holdings Co., Ltd.	157,137	1,639,928
Sekisui Chemical Co., Ltd.	262,041	4,279,567
Sekisui House Ltd.	424,106	8,638,617
Seven & i Holdings Co., Ltd.	484,982	23,542,734
SG Holdings Co., Ltd.	118,186	2,495,579
Shikoku Electric Power Co., Inc.	247,266	1,906,422
Shimadzu Corp.	51,055	1,819,672
Shimamura Co., Ltd.	22,762	2,053,373
Shimano, Inc.	11,061	2,552,649
Shimizu Corp.	602,256	3,979,308
Shin-Etsu Chemical Co., Ltd.	81,984	12,577,880
Shionogi & Co., Ltd.	69,385	4,603,176
Shiseido Co., Ltd.	63,912	3,643,553
Showa Denko K.K.	162,554	2,970,924
SMC Corp.	8,345	4,930,560
Softbank Corp.	1,425,874	17,957,284
SoftBank Group Corp.	451,142	20,074,693
Sojitz Corp.	295,555	4,875,663
Sompo Holdings, Inc.	171,304	7,466,430
Sony Group Corp.	221,529	22,715,498
Stanley Electric Co., Ltd.	90,598	2,145,090
Subaru Corp.	804,309	13,223,001
SUMCO Corp.	77,123	1,263,565
Sumitomo Chemical Co., Ltd.	1,466,286	7,002,017
Sumitomo Corp.	980,310	15,950,518
Sumitomo Electric Industries Ltd.	952,589	12,592,288
Sumitomo Forestry Co., Ltd.	122,214	2,347,188
Sumitomo Heavy Industries Ltd.	126,738	3,064,600
Sumitomo Metal Mining Co., Ltd.	101,928	5,085,116
Sumitomo Mitsui Financial Group, Inc.	711,258	25,449,049
Sumitomo Mitsui Trust Holdings, Inc.	172,047	6,139,467
Sumitomo Realty & Development Co., Ltd.	131,809	3,875,019
Sumitomo Rubber Industries Ltd.	246,348	2,376,320
Suntory Beverage & Food Ltd.	72,222	2,884,491
Suzuken Co., Ltd.	121,944	3,928,042
Suzuki Motor Corp.	331,927	13,179,094
Sysmex Corp.	21,289	1,686,484
T&D Holdings, Inc.	245,529	3,589,936
Taiheiyo Cement Corp.	157,158	3,011,484
Taisei Corp.	181,949	6,026,789
Taiyo Yuden Co., Ltd.	33,150	1,467,897
Takashimaya Co., Ltd.	221,012	2,154,951
Takeda Pharmaceutical Co., Ltd.	492,221	14,962,151
TDK Corp.	155,116	6,195,212
Teijin Ltd.	241,927	2,905,014
Terumo Corp.	97,403	3,136,685
The Chugoku Electric Power Co., Inc.	324,138	2,538,506
The Kansai Electric Power Co., Inc.	1,041,807	10,510,786
The Yokohama Rubber Co., Ltd.	103,389	1,442,554
TIS, Inc.	81,955	1,921,237
Tobu Railway Co., Ltd.	108,417	2,659,240
Toho Gas Co., Ltd.	48,827	1,303,608
Toho Holdings Co., Ltd.	113,613	1,866,341
Tohoku Electric Power Co., Inc.	938,033	6,083,878
Tokio Marine Holdings, Inc.	282,261	16,110,995
Tokyo Electric Power Co. Holdings, Inc. *	5,721,586	17,983,192
Tokyo Electron Ltd.	20,783	10,063,537
Tokyo Gas Co., Ltd.	460,438	9,386,659
Tokyu Corp.	276,455	3,677,266

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Tokyu Fudosan Holdings Corp.	459,226	2,547,822
Toppan, Inc.	322,465	6,319,110
Toray Industries, Inc.	1,357,778	7,777,088
Toshiba Corp.	222,935	8,859,331
Tosoh Corp.	261,152	4,054,176
TOTO Ltd.	50,492	2,119,634
Toyo Seikan Group Holdings Ltd.	242,437	3,226,880
Toyo Suisan Kaisha Ltd.	48,240	2,027,190
Toyoda Gosei Co., Ltd.	85,280	1,614,156
Toyota Industries Corp.	64,857	4,921,643
Toyota Motor Corp.	6,732,739	125,009,441
Toyota Tsusho Corp.	199,321	8,246,274
TS Tech Co., Ltd.	144,721	1,942,597
Tsuruha Holdings, Inc.	18,050	1,440,239
Ube Industries Ltd.	149,950	2,765,303
Unicharm Corp.	63,285	2,373,703
West Japan Railway Co.	155,274	6,676,074
Yakult Honsha Co., Ltd.	36,752	1,987,974
Yamada Holdings Co., Ltd.	1,017,606	3,525,286
Yamaha Corp.	46,102	2,145,489
Yamaha Motor Co., Ltd.	233,087	5,213,216
Yamato Holdings Co., Ltd.	216,954	4,234,535
Yamazaki Baking Co., Ltd.	137,911	1,864,358
Yaskawa Electric Corp.	48,464	1,922,991
Yokogawa Electric Corp.	120,212	1,925,688
Z Holdings Corp.	570,414	2,761,561
		1,814,178,795

Netherlands 2.4%
Aalberts N.V.	30,337	1,693,845
ABN AMRO Bank N.V.	401,477	5,349,040
Aegon N.V.	1,375,361	6,820,319
Akzo Nobel N.V.	89,039	8,500,735
APERAM S.A.	35,081	1,963,845
ArcelorMittal S.A.	625,815	19,474,280
ASML Holding N.V.	15,922	10,710,487
ASR Nederland N.V.	83,142	3,598,129
Heineken Holding N.V.	51,570	4,213,931
Heineken N.V.	65,386	6,637,651
ING Groep N.V.	1,935,248	22,819,204
Koninklijke Ahold Delhaize N.V.	890,293	27,479,383
Koninklijke DSM N.V.	36,520	6,862,526
Koninklijke KPN N.V.	1,635,508	5,602,860
Koninklijke Philips N.V.	271,327	9,246,255
NN Group N.V.	175,870	8,450,645
Randstad N.V.	84,147	5,736,997
Signify N.V.	82,958	4,247,075
Unibail-Rodamco-Westfield *	81,019	6,177,119
Universal Music Group NV	197,161	4,502,106
Wolters Kluwer N.V.	40,709	4,152,687
		174,239,119

New Zealand 0.1%
Contact Energy Ltd.	323,034	1,775,139
Fletcher Building Ltd.	623,221	2,830,041
Spark New Zealand Ltd.	789,284	2,406,336
		7,011,516

Norway 0.8%
DNB Bank A.S.A.	328,674	7,366,867
Equinor A.S.A.	751,432	23,794,015
Mowi A.S.A.	147,356	3,793,806
Norsk Hydro A.S.A.	845,600	8,035,154
Orkla A.S.A.	301,451	2,829,515
Subsea 7 S.A.	309,637	2,116,207
SECURITY	NUMBER OF SHARES	VALUE ($)
Telenor A.S.A.	389,483	5,777,812
Yara International A.S.A.	100,594	5,124,847
		58,838,223

Poland 0.3%
Bank Polska Kasa Opieki S.A.	78,402	2,166,433
Grupa Lotos S.A. *	147,742	1,915,508
KGHM Polska Miedz S.A.	49,200	1,946,361
PGE Polska Grupa Energetyczna S.A. *	806,856	1,573,403
Polski Koncern Naftowy Orlen S.A.	538,574	9,148,098
Polskie Gornictwo Naftowe i Gazownictwo S.A.	1,406,053	1,871,376
Powszechna Kasa Oszczednosci Bank Polski S.A. *	260,229	2,508,673
Powszechny Zaklad Ubezpieczen S.A.	325,057	2,450,651
		23,580,503

Portugal 0.2%
EDP - Energias de Portugal S.A.	1,447,303	7,094,168
Galp Energia, SGPS, S.A.	499,005	5,525,238
Jeronimo Martins, SGPS, S.A.	109,253	2,383,701
		15,003,107

Republic of Korea 5.2%
Amorepacific Corp.	10,089	1,543,956
BNK Financial Group, Inc.	305,991	2,005,414
CJ CheilJedang Corp.	6,538	2,058,164
CJ Corp.	31,176	2,180,648
Coway Co., Ltd.	27,302	1,637,189
DB Insurance Co., Ltd.	56,680	2,913,315
E-MART, Inc.	27,764	3,001,888
GS Engineering & Construction Corp.	57,696	2,056,201
GS Holdings Corp.	105,839	3,521,071
Hana Financial Group, Inc.	189,192	7,663,035
Hankook Tire & Technology Co., Ltd.	73,832	2,161,506
Hanwha Corp.	97,076	2,450,415
Hanwha Solutions Corp. *	50,417	1,419,400
Hyundai Engineering & Construction Co., Ltd.	83,706	3,014,488
Hyundai Glovis Co., Ltd.	18,699	2,737,160
Hyundai Heavy Industries Holdings Co., Ltd.	91,420	3,908,170
Hyundai Marine & Fire Insurance Co., Ltd.	102,196	2,447,910
Hyundai Mobis Co., Ltd.	56,947	10,609,330
Hyundai Motor Co.	103,443	15,055,953
Hyundai Steel Co.	132,035	4,359,620
Industrial Bank of Korea	232,645	2,080,038
KB Financial Group, Inc.	200,424	9,951,606
Kia Corp.	197,282	12,109,129
Korea Electric Power Corp.	677,340	13,069,645
Korea Gas Corp.	61,787	2,109,499
Korea Shipbuilding & Offshore Engineering Co., Ltd. *	33,202	2,435,577
Korea Zinc Co., Ltd.	6,316	2,889,175
Korean Air Lines Co., Ltd. *	86,417	2,105,891
KT&G Corp.	64,694	4,293,742
LG Chem Ltd.	11,238	5,280,883
LG Corp.	29,477	1,843,615
LG Display Co., Ltd.	378,732	5,890,372
LG Electronics, Inc.	80,554	8,274,146
LG Household & Health Care Ltd.	2,138	1,689,275
LG Uplus Corp.	278,531	3,046,270
Lotte Chemical Corp.	18,407	3,368,021

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Lotte Shopping Co., Ltd.	28,163	1,998,007
LX Holdings Corp. *	25,752	209,040
NAVER Corp.	7,218	1,909,032
POSCO	92,153	21,843,561
Posco International Corp.	99,631	1,711,133
Samsung C&T Corp.	42,196	3,860,407
Samsung Electro-Mechanics Co., Ltd.	20,348	2,809,305
Samsung Electronics Co., Ltd.	2,035,799	122,078,520
Samsung Fire & Marine Insurance Co., Ltd.	28,224	4,471,803
Samsung Life Insurance Co., Ltd.	41,754	2,076,674
Samsung SDI Co., Ltd.	4,953	2,257,449
Samsung SDS Co., Ltd.	16,536	1,925,429
Shinhan Financial Group Co., Ltd.	319,894	10,389,538
SK Hynix, Inc.	226,626	23,278,006
SK Innovation Co., Ltd. *	51,188	8,535,945
SK Square Co., Ltd. *	34,715	1,611,092
SK Telecom Co., Ltd.	54,282	2,465,004
SK, Inc.	40,603	7,682,607
S-Oil Corp.	33,491	2,353,715
Woori Financial Group, Inc.	433,709	5,158,264
		385,806,248

Singapore 0.8%
Capitaland Investment Ltd. *	1,624,992	4,417,268
ComfortDelGro Corp., Ltd.	1,932,483	2,007,294
DBS Group Holdings Ltd.	490,771	12,227,246
Jardine Cycle & Carriage Ltd.	109,993	1,769,676
Keppel Corp., Ltd.	783,846	3,458,866
Oversea-Chinese Banking Corp., Ltd.	1,077,786	9,265,728
Singapore Airlines Ltd. *	739,084	2,771,327
Singapore Telecommunications Ltd.	4,354,309	8,083,435
United Overseas Bank Ltd.	413,199	9,104,410
Venture Corp., Ltd.	124,422	1,606,776
Wilmar International Ltd.	1,424,790	4,597,282
		59,309,308

Spain 3.1%
Acciona S.A.	9,865	1,696,405
ACS, Actividades de Construccion y Servicios S.A.	216,317	5,301,548
Aena SME S.A. *	20,378	3,348,599
Amadeus IT Group S.A. *	82,723	5,569,296
Banco Bilbao Vizcaya Argentaria S.A.	4,707,155	27,968,647
Banco de Sabadell S.A. *	8,839,864	7,692,942
Banco Santander S.A.	15,516,841	52,015,428
Bankinter S.A.	247,393	1,416,035
CaixaBank S.A.	2,150,113	7,100,124
Enagas S.A.	94,601	2,010,893
Endesa S.A.	170,355	3,762,757
Ferrovial S.A.	103,079	2,827,308
Grifols S.A.	90,007	1,720,147
Iberdrola S.A.	2,277,836	26,045,189
Industria de Diseno Textil S.A.	261,960	6,943,913
Linea Directa Aseguradora S.A. Cia de Seguros y Reaseguros	260,442	438,500
Mapfre S.A.	908,040	1,796,573
Naturgy Energy Group S.A.	185,736	5,013,109
Red Electrica Corp. S.A.	149,445	2,992,046
Repsol S.A.	1,748,265	22,829,419
Telefonica S.A.	7,560,336	36,310,822
		224,799,700

SECURITY	NUMBER OF SHARES	VALUE ($)
Sweden 1.7%
Alfa Laval AB	60,608	1,990,685
Assa Abloy AB, B Shares	176,021	4,692,302
Atlas Copco AB, A Shares	93,248	4,884,598
Atlas Copco AB, B Shares	55,042	2,523,434
Boliden AB	131,114	5,883,196
Electrolux AB, B Shares	105,035	1,900,227
Epiroc AB, A Shares	70,772	1,342,600
Epiroc AB, B Shares	48,362	789,619
Essity AB, B Shares	186,398	4,832,658
H & M Hennes & Mauritz AB, B Shares	450,508	7,659,142
Hexagon AB, B Shares	203,118	2,770,808
Husqvarna AB, B Shares	136,024	1,649,461
Industrivarden AB, A Shares	39,376	1,098,066
Industrivarden AB, C Shares	30,511	836,950
Investor AB, A Shares	111,130	2,485,595
Investor AB, B Shares	364,582	7,497,761
Lundin Energy AB	59,898	2,219,314
Sandvik AB	260,348	5,707,232
Securitas AB, B Shares	214,154	2,608,231
Skandinaviska Enskilda Banken AB, A Shares	397,557	4,620,797
Skanska AB, B Shares	173,416	3,959,563
SKF AB, B Shares	171,762	3,199,313
SSAB AB, A Shares *	170,540	1,083,425
SSAB AB, B Shares *	587,501	3,225,647
Svenska Cellulosa AB SCA, B Shares	119,116	1,962,507
Svenska Handelsbanken AB, A Shares	516,269	4,966,755
Swedbank AB, A Shares	436,322	7,097,132
Swedish Match AB	275,104	2,021,117
Tele2 AB, B Shares	174,537	2,325,446
Telefonaktiebolaget LM Ericsson, B Shares	678,917	6,322,901
Telia Co. AB	1,714,115	6,413,720
Trelleborg AB, B Shares	87,078	1,771,416
Volvo AB, A Shares	87,987	1,731,176
Volvo AB, B Shares	553,124	10,770,394
		124,843,188

Switzerland 5.0%
ABB Ltd.	402,654	13,671,232
Adecco Group AG	149,045	7,073,322
Alcon, Inc.	71,650	5,551,128
Baloise Holding AG	14,429	2,423,575
Barry Callebaut AG	705	1,629,081
Chocoladefabriken Lindt & Spruengli AG	15	1,692,190
Chocoladefabriken Lindt & Spruengli AG, Participation Certificate	139	1,480,980
Cie Financiere Richemont S.A.	100,469	13,699,572
Clariant AG *	84,938	1,535,448
Credit Suisse Group AG	678,307	5,734,317
DKSH Holding AG	23,563	2,017,411
Dufry AG *	39,517	1,865,476
Geberit AG	5,184	3,398,177
Georg Fischer AG	1,353	1,673,830
Givaudan S.A.	1,025	4,302,442
Holcim Ltd. *	279,663	14,049,450
Julius Baer Group Ltd.	37,611	2,205,539
Kuehne & Nagel International AG	9,935	2,722,392
Lonza Group AG	5,191	3,606,456
Nestle S.A.	632,587	82,588,992
Novartis AG	475,432	41,633,012
Partners Group Holding AG	1,447	1,965,977
Roche Holding AG	148,127	56,485,074
Roche Holding AG, Bearer Shares	5,486	2,298,565

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Schindler Holding AG	3,988	899,794
Schindler Holding AG, Participation Certificate	8,267	1,905,794
SGS S.A.	1,181	3,391,940
Sika AG	11,259	3,755,250
Sonova Holding AG	5,728	2,228,891
Swiss Life Holding AG	11,458	6,998,815
Swiss Prime Site AG	19,450	1,911,186
Swiss Re AG	132,116	12,646,386
Swisscom AG	11,553	6,933,437
The Swatch Group AG	22,480	1,342,748
The Swatch Group AG, Bearer Shares	15,336	4,765,702
UBS Group AG	1,108,854	20,407,651
Zurich Insurance Group AG	50,316	23,121,942
		365,613,174

United Kingdom 17.7%
3i Group plc	190,137	3,407,080
abrdn plc	1,761,663	4,885,793
Admiral Group plc	40,427	1,614,813
Anglo American plc	410,939	21,079,167
Antofagasta plc	89,514	1,826,804
Ashtead Group plc	76,158	4,982,543
Associated British Foods plc	202,177	5,208,405
AstraZeneca plc	255,499	31,055,695
Aviva plc	1,899,669	10,700,207
BAE Systems plc	1,431,373	13,820,246
Balfour Beatty plc	494,440	1,590,870
Barclays plc	7,566,833	18,567,445
Barratt Developments plc	593,762	4,867,718
Bellway plc	77,644	3,004,519
Berkeley Group Holdings plc	53,886	2,816,869
BP plc	25,023,739	122,064,153
British American Tobacco plc	1,084,396	47,454,465
BT Group plc	9,669,433	24,164,014
Bunzl plc	119,286	4,751,946
Burberry Group plc	126,755	3,299,428
Carnival plc *	106,181	2,007,095
Centrica plc *	11,665,835	12,096,361
Coca-Cola HBC AG *	66,295	1,693,634
Compass Group plc	600,392	13,646,463
CRH plc	317,534	14,426,101
Croda International plc	17,651	1,772,454
Currys plc	2,002,053	2,522,394
DCC plc	61,135	4,806,836
Diageo plc	378,608	18,922,907
Direct Line Insurance Group plc	1,010,581	4,014,961
Drax Group plc	302,612	2,866,571
DS Smith plc	602,370	2,785,162
easyJet plc *	237,748	1,922,285
Evraz plc	332,033	644,869
Experian plc	118,044	4,645,450
Ferguson plc	72,108	11,044,121
Firstgroup plc *	1,804,164	2,425,580
GlaxoSmithKline plc	1,888,223	39,153,085
Glencore plc *	11,355,899	67,369,441
Hays plc	1,167,869	2,126,404
HSBC Holdings plc	10,637,671	73,449,379
Imperial Brands plc	762,314	16,764,270
Inchcape plc	309,134	3,098,412
Informa plc *	375,251	2,992,764
InterContinental Hotels Group plc *	36,827	2,587,246
International Consolidated Airlines Group S.A. *	1,260,429	2,512,419
Intertek Group plc	28,861	2,084,914
ITV plc *	2,282,192	3,388,249
J Sainsbury plc	1,959,244	7,247,648
SECURITY	NUMBER OF SHARES	VALUE ($)
John Wood Group plc *	781,303	1,891,158
Johnson Matthey plc	157,624	3,982,396
Kingfisher plc	1,763,894	7,246,853
Land Securities Group plc	218,129	2,324,423
Legal & General Group plc	2,231,054	8,298,032
Lloyds Banking Group plc	41,515,746	26,980,124
London Stock Exchange Group plc	18,089	1,595,571
M&G plc	4,094,247	11,305,537
Marks & Spencer Group plc *	2,553,136	5,988,074
Meggitt plc *	308,753	3,127,735
Melrose Industries plc	975,571	1,940,552
Micro Focus International plc	426,052	2,200,874
Mondi plc	254,841	5,373,478
National Grid plc	1,688,793	25,623,238
Natwest Group plc	1,038,730	3,201,367
Next plc	30,931	2,847,846
Pearson plc	372,493	3,238,657
Pennon Group plc	103,705	1,447,121
Persimmon plc	164,237	5,317,410
Polymetal International plc	85,317	402,033
Prudential plc	534,178	8,145,678
Reckitt Benckiser Group plc	140,957	11,954,853
RELX plc	320,469	9,808,060
Rentokil Initial plc	249,962	1,703,093
Rio Tinto plc	491,584	38,196,458
Rolls-Royce Holdings plc *	2,180,539	3,028,140
Royal Mail plc	904,901	4,767,973
Severn Trent plc	82,203	3,172,111
Shell plc	10,101,007	267,265,791
Smith & Nephew plc	241,173	4,326,452
Smiths Group plc	150,931	3,096,405
Smurfit Kappa Group plc	91,563	4,552,995
SSE plc	561,691	12,845,951
Standard Chartered plc	1,214,296	8,680,816
Tate & Lyle plc	252,830	2,555,116
Taylor Wimpey plc	2,256,677	4,549,416
Tesco plc	6,250,531	24,300,329
The Sage Group plc	231,930	2,187,059
Travis Perkins plc	144,486	2,833,325
TUI AG *(a)	1,234,484	3,988,538
Unilever plc	689,545	34,662,521
United Utilities Group plc	240,145	3,462,197
Vodafone Group plc	29,504,805	52,034,584
Whitbread plc *	77,585	3,043,876
Wickes Group plc	171,009	414,389
WPP plc	776,202	11,013,540
		1,307,101,800
Total Common Stocks (Cost $6,294,028,200)		7,275,635,439

PREFERRED STOCKS 0.9% OF NET ASSETS

Germany 0.6%
Bayerische Motoren Werke AG	51,282	4,199,038
Fuchs Petrolub SE	37,921	1,512,048
Henkel AG & Co. KGaA	71,781	5,711,436
Volkswagen AG	152,918	30,579,718
		42,002,240

Italy 0.0%
Telecom Italia S.p.A. - RSP	11,302,717	4,731,507

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Republic of Korea 0.3%
Amorepacific Corp.	1,593	101,620
Hyundai Motor Co., Ltd.	20,324	1,479,062
Hyundai Motor Co., Ltd. 2nd	24,928	1,828,627
LG Chem Ltd.	2,559	575,714
LG Electronics, Inc.	14,270	707,358
LG Household & Health Care Ltd.	215	93,879
Samsung Electronics Co., Ltd.	345,327	18,984,584
		23,770,844
Total Preferred Stocks (Cost $61,278,573)		70,504,591

SHORT-TERM INVESTMENTS 0.2% OF NET ASSETS

Money Market Funds 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (c)	7,526,114	7,526,114
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (c)(d)	5,468,050	5,468,050
		12,994,164
Total Short-Term Investments (Cost $12,994,164)		12,994,164
Total Investments in Securities (Cost $6,368,300,937)		7,359,134,194

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI EAFE Index, expires 03/18/22	316	34,124,840	(1,157,931)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $4,643,277.
(b)	Fair valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

REIT —	Real Estate Investment Trust
RSP —	Risparmio (Savings Shares)

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$7,149,146,281	$—	$—	$7,149,146,281
Hong Kong	125,891,676	—	597,482	126,489,158
Preferred Stocks[1]	70,504,591	—	—	70,504,591
Short-Term Investments[1]	12,994,164	—	—	12,994,164
Liabilities
Futures Contracts[2]	(1,157,931)	—	—	(1,157,931)
Total	$7,357,378,781	$—	$597,482	$7,357,976,263

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Large Company Index ETF
Statement of Assets and Liabilities

As of February 28, 2022
Assets
Investments in securities, at value - unaffiliated (cost $6,368,300,937) including securities on loan of $4,643,277		$7,359,134,194
Foreign currency, at value (cost $2,516,889)		2,517,663
Deposit with broker for futures contracts		1,497,837
Receivables:
Dividends		21,934,685
Foreign tax reclaims		4,105,651
Income from securities on loan	+	62,130
Total assets		7,389,252,160
Liabilities
Collateral held for securities on loan		5,468,050
Payables:
Management fees		1,425,520
Variation margin on futures contracts		660,453
Investments bought	+	117,799
Total liabilities		7,671,822
Net assets		$7,381,580,338
Net Assets by Source
Capital received from investors		$6,694,507,083
Total distributable earnings	+	687,073,255
Net assets		$7,381,580,338

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$7,381,580,338		228,900,000		$32.25

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Large Company Index ETF
Statement of Operations

For the period March 1, 2021 through February 28, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $21,748,786)		$231,546,971
Securities on loan, net	+	1,840,687
Total investment income		233,387,658
Expenses
Management fees		17,121,985
Professional fees	+	21,692*
Total expenses		17,143,677
Expense reduction by investment adviser	–	21,692*
Net expenses	–	17,121,985
Net investment income		216,265,673
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(69,975,919)
Net realized gains on sales of in-kind redemptions - unaffiliated		40,180,305
Net realized gains on futures contracts		1,633,984
Net realized losses on foreign currency transactions	+	(1,224,840)
Net realized losses		(29,386,470)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		258,251,589
Net change in unrealized appreciation (depreciation) on futures contracts		(800,058)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	73,321
Net change in unrealized appreciation (depreciation)	+	257,524,852
Net realized and unrealized gains		228,138,382
Increase in net assets resulting from operations		$444,404,055

*	Professional fees associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2 (d) and 4 for additional information.

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Large Company Index ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	3/1/21-2/28/22		3/1/20-2/28/21
Net investment income		$216,265,673	$123,117,127
Net realized gains (losses)		(29,386,470)	57,292,597
Net change in unrealized appreciation (depreciation)	+	257,524,852	979,453,687
Increase in net assets resulting from operations		$444,404,055	$1,159,863,411
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($245,365,750)	($114,361,960)

TRANSACTIONS IN FUND SHARES
	3/1/21-2/28/22			3/1/20-2/28/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		46,300,000	$1,538,419,912	40,300,000	$981,805,769
Shares redeemed	+	(2,300,000)	(76,930,745)	(30,400,000)	(722,949,976)
Net transactions in fund shares		44,000,000	$1,461,489,167	9,900,000	$258,855,793
SHARES OUTSTANDING AND NET ASSETS
	3/1/21-2/28/22			3/1/20-2/28/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		184,900,000	$5,721,052,866	175,000,000	$4,416,695,622
Total increase	+	44,000,000	1,660,527,472	9,900,000	1,304,357,244
End of period		228,900,000	$7,381,580,338	184,900,000	$5,721,052,866

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Small Company Index ETF
Financial Statements
FINANCIAL HIGHLIGHTS
	3/1/21– 2/28/22	3/1/20– 2/28/21	3/1/19– 2/29/20	3/1/18– 2/28/19	3/1/17– 2/28/18
Per-Share Data
Net asset value at beginning of period	$36.11	$28.53	$31.23	$36.02	$29.99
Income (loss) from investment operations:
Net investment income (loss)[1]	0.73	0.53	0.80	0.79	0.62
Net realized and unrealized gains (losses)	(0.01)	7.66	(2.60)	(4.82)	6.11
Total from investment operations	0.72	8.19	(1.80)	(4.03)	6.73
Less distributions:
Distributions from net investment income	(0.97)	(0.61)	(0.90)	(0.76)	(0.70)
Net asset value at end of period	$35.86	$36.11	$28.53	$31.23	$36.02
Total return	1.86%	28.97%	(6.06%)	(11.06%)	22.47%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%
Net investment income (loss)	1.90%	1.78%	2.54%	2.38%	1.83%
Portfolio turnover rate[2]	28%	24%	31%	25%	18%
Net assets, end of period (x 1,000)	$2,685,954	$2,292,915	$1,900,303	$1,842,568	$1,811,898

[1]	Calculated based on the average shares outstanding during the period.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Small Company Index ETF
Portfolio Holdings  as of February 28, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.1% OF NET ASSETS

Australia 5.2%
Adbri Ltd.	819,768	1,963,053
ALS Ltd.	205,327	1,762,617
Ansell Ltd.	118,850	2,216,458
ARB Corp., Ltd.	19,684	592,630
ASX Ltd.	46,222	2,761,430
Austal Ltd.	590,101	820,016
Bank of Queensland Ltd.	569,950	3,308,673
Bapcor Ltd.	191,188	893,457
Beach Energy Ltd.	1,499,527	1,659,401
Bega Cheese Ltd.	243,473	830,378
Blackmores Ltd.	12,360	741,291
Breville Group Ltd.	43,676	853,189
carsales.com Ltd.	65,400	972,879
Challenger Ltd.	595,008	2,914,431
Charter Hall Group	78,139	950,885
Charter Hall Retail REIT	249,113	757,421
CIMIC Group Ltd.	189,738	3,041,425
Cleanaway Waste Management Ltd.	792,354	1,592,671
Cochlear Ltd.	15,077	2,438,665
Collins Foods Ltd.	76,432	606,209
Coronado Global Resources, Inc. *	1,587,583	1,877,808
Costa Group Holdings Ltd.	287,350	569,247
Cromwell Property Group	988,169	634,602
CSR Ltd.	744,571	3,090,504
Dexus	462,419	3,664,253
Domino's Pizza Enterprises Ltd.	11,367	651,216
Eagers Automotive Ltd.	141,213	1,432,547
Eclipx Group Ltd. *	724,708	1,220,052
Elders Ltd.	116,042	974,262
Event Hospitality & Entertainment Ltd. *	136,851	1,430,998
Evolution Mining Ltd.	976,282	3,025,034
Flight Centre Travel Group Ltd. *(a)	218,535	2,784,663
G.U.D. Holdings Ltd.	79,365	669,210
G8 Education Ltd. *	1,840,458	1,682,765
Genworth Mortgage Insurance Australia Ltd.	465,252	1,012,830
GrainCorp Ltd., Class A	532,298	3,244,601
GWA Group Ltd.	348,175	578,576
Harvey Norman Holdings Ltd.	609,476	2,321,898
Healius Ltd.	518,760	1,618,684
Humm Group Ltd.	850,195	542,911
IGO Ltd.	179,036	1,419,998
Iluka Resources Ltd.	141,463	1,097,356
Inghams Group Ltd.	354,505	872,066
InvoCare Ltd.	82,836	777,221
IOOF Holdings Ltd.	733,985	2,034,594
IRESS Ltd.	115,792	870,493
Link Administration Holdings Ltd.	435,196	1,667,424
Magellan Financial Group Ltd. (a)	42,740	570,663
McMillan Shakespeare Ltd.	88,780	771,146
Mineral Resources Ltd.	53,843	1,767,970
Monadelphous Group Ltd.	209,745	1,718,354
Myer Holdings Ltd. *	5,867,272	1,724,322
SECURITY	NUMBER OF SHARES	VALUE ($)
nib Holdings Ltd.	410,416	1,944,754
Nine Entertainment Co. Holdings Ltd.	853,861	1,728,696
Northern Star Resources Ltd.	291,229	2,178,815
NRW Holdings Ltd.	1,204,415	1,887,805
Nufarm Ltd.	546,332	2,172,523
Orora Ltd.	1,625,893	4,400,763
OZ Minerals Ltd.	154,245	2,854,161
Pendal Group Ltd.	304,852	1,022,017
Perenti Global Ltd.	1,689,194	931,580
Perpetual Ltd.	61,077	1,559,639
Platinum Asset Management Ltd.	266,499	460,256
Premier Investments Ltd.	48,285	965,998
Qube Holdings Ltd.	837,220	1,804,360
REA Group Ltd.	6,876	657,026
Reece Ltd.	96,446	1,355,629
Regis Resources Ltd.	812,595	1,152,784
Reliance Worldwide Corp., Ltd.	316,148	1,057,593
Sandfire Resources Ltd.	307,165	1,493,391
SEEK Ltd.	117,808	2,279,948
Seven Group Holdings Ltd.	69,761	1,123,304
Shopping Centres Australasia Property Group	430,325	905,569
Southern Cross Media Group Ltd.	497,134	638,519
St. Barbara Ltd.	1,200,415	1,158,538
Steadfast Group Ltd.	284,045	956,384
Super Retail Group Ltd.	202,573	1,625,788
Tassal Group Ltd.	315,305	819,108
The GPT Group	825,372	2,958,720
The Star Entertainment Grp Ltd. *	1,337,952	3,252,464
TPG Telecom Ltd.	146,857	595,708
Vicinity Centres	3,400,206	4,441,247
Washington H Soul Pattinson & Co., Ltd.	39,664	724,735
Whitehaven Coal Ltd.	2,435,207	5,672,416
Worley Ltd.	426,228	3,689,857
		140,465,542

Austria 0.8%
ANDRITZ AG	72,315	3,248,970
AT&S Austria Technologie & Systemtechnik AG	26,679	1,465,331
BAWAG Group AG *	62,172	3,354,711
CA Immobilien Anlagen AG	19,999	688,487
EVN AG	40,409	1,127,877
IMMOFINANZ AG *(a)	46,159	1,191,417
Lenzing AG *	16,912	1,882,461
Mayr Melnhof Karton AG	9,828	1,861,144
Oesterreichische Post AG	42,487	1,729,901
S IMMO AG	32,360	832,341
UNIQA Insurance Group AG	153,879	1,244,426
Verbund AG	17,610	2,136,192
Vienna Insurance Group AG Wiener Versicherung Gruppe	46,670	1,226,623
		21,989,881

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Belgium 1.3%
Ackermans & van Haaren N.V.	22,923	4,299,770
AGFA-Gevaert N.V. *	249,898	1,018,889
Barco N.V.	60,203	1,376,744
Befimmo S.A.	21,009	1,122,053
Bekaert S.A.	64,932	2,835,583
bpost S.A. *	267,987	1,818,059
Cie d'Entreprises CFE	12,078	1,608,930
Cofinimmo S.A.	9,815	1,290,935
D'ieteren Group	24,113	3,913,600
Elia Group S.A. N.V.	16,561	2,392,130
Euronav N.V.	268,152	3,011,282
KBC Ancora	18,327	826,689
Melexis N.V.	8,090	743,291
Ontex Group N.V. *	251,554	1,802,641
Orange Belgium S.A.	42,915	944,762
Sofina S.A.	3,820	1,489,705
Telenet Group Holding N.V.	77,773	2,716,730
Tessenderlo Group S.A. *	31,475	1,161,337
Warehouses De Pauw CVA	19,316	764,124
		35,137,254

Canada 8.7%
Aclara Resources, Inc. *	47,038	39,682
Aecon Group, Inc.	124,742	1,731,940
Ag Growth International, Inc.	27,025	799,020
Alamos Gold, Inc., Class A	129,168	951,180
Algonquin Power & Utilities Corp.	264,965	3,831,323
Allied Properties Real Estate Investment Trust	50,981	1,771,784
Altus Group Ltd.	14,265	552,448
Artis Real Estate Investment Trust	178,341	1,827,913
ATS Automation Tooling Systems, Inc. *	28,753	1,114,211
AutoCanada, Inc. *	37,617	972,196
B2Gold Corp.	523,803	2,114,457
Badger Infrastructure Solutions Ltd.	31,166	746,500
Baytex Energy Corp. *	990,959	4,523,714
Birchcliff Energy Ltd.	346,395	1,840,740
BlackBerry Ltd. *	146,611	1,005,650
Boardwalk Real Estate Investment Trust	31,963	1,422,566
Boralex, Inc., Class A	24,797	723,568
Boyd Group Services, Inc.	7,631	995,547
Brookfield Infrastructure Corp., Class A (a)	71,195	5,016,515
BRP, Inc.	19,437	1,392,090
CAE, Inc. *	131,955	3,527,886
Cameco Corp.	185,183	4,550,916
Canadian Apartment Properties REIT	56,523	2,351,207
Canadian Utilities Ltd., Class A	146,736	4,083,873
Canadian Western Bank	64,041	1,873,743
Canfor Corp. *	98,553	2,229,263
Capital Power Corp.	91,225	2,801,446
Cascades, Inc.	240,275	2,487,335
Celestica, Inc. *	410,656	4,879,241
Centerra Gold, Inc.	227,855	2,220,434
Chartwell Retirement Residences	159,396	1,529,427
Chemtrade Logistics Income Fund (a)	279,091	1,628,315
Choice Properties Real Estate Investment Trust	105,255	1,204,953
Chorus Aviation, Inc. *	452,550	1,555,657
Cineplex, Inc. *(a)	180,113	1,965,360
Cogeco Communications, Inc.	10,522	839,537
Cogeco, Inc.	24,428	1,510,728
Colliers International Group, Inc.	10,236	1,404,641
Cominar Real Estate Investment Trust	321,343	2,964,255
Constellation Software, Inc.	2,544	4,284,615
SECURITY	NUMBER OF SHARES	VALUE ($)
Corus Entertainment, Inc., B Shares	637,923	2,555,011
Crombie Real Estate Investment Trust (a)	60,430	828,063
Dorel Industries, Inc., Class B	120,257	1,092,254
Dream Office Real Estate Investment Trust	78,894	1,625,962
ECN Capital Corp.	90,091	405,582
Element Fleet Management Corp.	170,560	1,672,856
Enerflex Ltd.	303,599	1,874,230
Enerplus Corp.	363,483	4,642,587
Exchange Income Corp. (a)	43,723	1,401,301
Extendicare, Inc. (a)	102,931	623,259
First Capital Real Estate Investment Trust	184,782	2,644,218
FirstService Corp.	5,442	774,198
Franco-Nevada Corp.	25,010	3,680,661
Gibson Energy, Inc.	205,880	4,015,825
Granite Real Estate Investment Trust	13,632	1,008,898
Home Capital Group, Inc. *	52,013	1,571,032
Hudbay Minerals, Inc.	274,320	2,234,183
IAMGOLD Corp. *	590,506	1,731,921
IGM Financial, Inc.	79,584	2,825,456
Innergex Renewable Energy, Inc.	48,235	700,888
Interfor Corp.	86,081	2,620,402
Intertape Polymer Group, Inc.	51,330	969,659
Just Energy Group, Inc. *	54,636	54,061
Killam Apartment Real Estate Investment Trust	45,975	773,167
Laurentian Bank of Canada	49,041	1,645,977
LifeWorks, Inc.	34,429	684,590
Lundin Mining Corp.	409,052	3,944,263
Maple Leaf Foods, Inc.	109,463	2,304,303
Martinrea International, Inc.	310,988	2,424,939
MEG Energy Corp. *	479,089	6,251,368
Mullen Group Ltd.	167,742	1,634,636
NFI Group, Inc.	110,977	1,658,946
Northland Power, Inc.	82,754	2,629,390
NorthWest Healthcare Properties Real Estate Investment Trust	84,685	906,040
NuVista Energy Ltd. *	372,093	2,833,933
OceanaGold Corp. *	1,128,532	2,126,536
Pan American Silver Corp.	70,194	1,659,176
Parex Resources, Inc.	141,654	3,121,559
Pason Systems, Inc.	109,258	1,112,953
Peyto Exploration & Development Corp.	408,026	3,519,379
PrairieSky Royalty Ltd.	109,893	1,485,052
Precision Drilling Corp. *	57,683	3,363,155
Premium Brands Holdings Corp.	15,441	1,423,394
Primo Water Corp.	146,923	2,134,892
Richelieu Hardware Ltd.	39,911	1,525,828
Ritchie Bros. Auctioneers, Inc.	33,357	1,747,077
Russel Metals, Inc.	120,525	2,983,786
Secure Energy Services, Inc.	573,618	2,772,325
ShawCor Ltd. *	409,354	1,891,287
Shopify, Inc., Class A *	757	525,170
Sienna Senior Living, Inc. (a)	66,809	813,286
Sleep Country Canada Holdings, Inc.	28,925	681,192
SmartCentres Real Estate Investment Trust	92,756	2,326,305
SSR Mining, Inc.	63,270	1,251,582
Stantec, Inc.	69,766	3,464,785
Stelco Holdings, Inc.	23,595	723,839
Stella-Jones, Inc.	68,054	2,132,808
Superior Plus Corp.	212,280	1,913,005
The Descartes Systems Group, Inc. *	9,441	672,300
The North West Co., Inc.	54,848	1,557,634
TMX Group Ltd.	17,496	1,766,222
Torex Gold Resources, Inc. *	76,612	971,278

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Toromont Industries Ltd.	35,645	3,019,434
Tourmaline Oil Corp.	147,512	5,815,114
TransAlta Corp.	420,034	4,262,102
Transat AT, Inc. *(a)	340,126	1,305,959
Transcontinental, Inc., Class A	147,038	2,370,739
Tricon Residential, Inc.	56,469	838,787
Turquoise Hill Resources Ltd. *	76,950	1,581,651
Westshore Terminals Investment Corp.	50,487	1,182,614
Wheaton Precious Metals Corp.	83,546	3,658,410
Whitecap Resources, Inc.	682,603	5,204,219
Winpak Ltd.	34,643	1,043,373
Yamana Gold, Inc.	394,815	1,939,289
		234,397,431

Denmark 1.3%
Chr Hansen Holding A/S	33,061	2,419,213
D/S Norden A/S	47,123	1,230,988
Demant A/S *	34,994	1,479,010
Dfds A/S *	34,395	1,601,712
FLSmidth & Co. A/S	81,524	2,351,222
Genmab A/S *	3,220	1,084,265
GN Store Nord A/S	33,221	1,758,229
H. Lundbeck A/S	48,524	1,179,295
Jyske Bank A/S *	60,765	3,316,014
Matas A/S	42,103	612,865
NKT A/S *	22,517	947,254
Per Aarsleff Holding A/S	30,236	1,191,625
Ringkjoebing Landbobank A/S	6,969	870,263
Rockwool International A/S, B Shares	4,011	1,381,506
Royal Unibrew A/S	19,833	2,115,504
Scandinavian Tobacco Group A/S, Class A	76,183	1,725,536
Schouw & Co. A/S	16,656	1,446,150
SimCorp A/S	9,654	874,940
Sydbank A/S	87,216	2,844,623
The Drilling Co. of 1972 A/S *	30,543	1,200,957
Topdanmark A/S	21,952	1,256,285
Tryg A/S	102,668	2,334,720
		35,222,176

Finland 1.0%
Aktia Bank Oyj	51,529	590,349
Cargotec Oyj, B Shares	58,713	2,337,143
Finnair Oyj *(a)	1,500,602	758,128
Huhtamaki Oyj	83,893	3,080,335
Kemira Oyj	142,254	1,893,390
Kojamo Oyj	62,981	1,468,568
Konecranes Oyj	74,008	2,598,513
Metsa Board Oyj, Class B	158,306	1,553,165
Neles Oyj	83,009	1,083,866
Orion Oyj, B Shares	77,907	3,674,343
Sanoma Oyj	65,675	960,436
TietoEVRY Oyj	69,823	1,960,631
Tokmanni Group Corp.	33,890	633,025
Uponor Oyj	46,382	1,039,842
Valmet Oyj	84,183	2,940,641
YIT Oyj	279,565	1,219,605
		27,791,980

France 3.9%
Aeroports de Paris *	26,956	3,845,178
Albioma S.A.	19,736	905,763
Alten S.A.	20,371	3,116,354
Amundi S.A.	32,977	2,311,282
Beneteau S.A. *	50,994	855,711
SECURITY	NUMBER OF SHARES	VALUE ($)
BioMerieux	13,566	1,495,088
CGG S.A. *	2,439,747	2,081,003
Cie Plastic Omnium S.A.	97,880	2,084,441
Coface S.A.	92,224	1,239,925
Covivio	33,116	2,731,667
Dassault Aviation S.A.	15,523	2,341,580
Derichebourg S.A.	145,639	1,527,854
Edenred	71,743	3,294,989
Elior Group S.A. *	446,089	2,072,332
Eramet S.A. *	14,134	1,873,287
Eurofins Scientific SE	21,923	2,229,450
Euronext N.V.	21,494	1,951,886
Fnac Darty S.A.	40,396	2,240,509
Gaztransport Et Technigaz S.A.	10,240	985,685
Gecina S.A. (a)	20,096	2,561,904
Getlink SE	212,353	3,491,860
ICADE (a)	31,999	1,987,554
Imerys S.A.	69,040	2,962,248
Ipsen S.A.	18,008	2,108,622
IPSOS	55,091	2,654,576
JCDecaux S.A. *	97,072	2,749,770
Kaufman & Broad S.A.	29,316	1,071,798
Korian S.A.	73,677	1,500,331
La Francaise des Jeux SAEM	28,929	1,205,168
Maisons du Monde S.A.	65,274	1,445,787
Mercialys S.A.	98,502	1,012,333
Mersen S.A.	26,192	976,706
Metropole Television S.A.	94,605	1,887,184
Nexans S.A.	31,512	3,068,685
Nexity S.A.	67,962	2,694,624
Orpea S.A.	30,039	1,249,723
Quadient S.A.	94,621	1,732,337
Remy Cointreau S.A.	6,806	1,320,206
Sartorius Stedim Biotech	1,579	609,031
SEB S.A.	23,598	3,464,241
Societe BIC S.A.	53,443	2,836,886
Sopra Steria Group S.A.	15,328	2,754,627
SPIE S.A.	143,883	3,400,263
Tarkett S.A. *	46,541	818,625
Technicolor S.A. *	433,367	1,453,459
Television Francaise 1 S.A.	233,254	2,318,620
Trigano S.A.	5,782	996,882
UbiSoft Entertainment S.A. *	54,618	2,966,126
Vallourec S.A. *	124,820	1,228,134
Verallia S.A.	30,743	811,468
Vicat S.A.	34,492	1,270,719
Virbac S.A.	1,709	702,555
Worldline S.A. *	33,483	1,726,401
		104,223,437

Germany 3.6%
1&1 AG	62,194	1,496,323
Aareal Bank AG	120,382	3,707,544
ADVA Optical Networking SE *	47,790	805,166
Aroundtown S.A.	314,127	1,951,137
Bechtle AG	41,402	2,141,451
Befesa S.A.	16,909	1,183,214
Bilfinger SE	58,453	2,224,372
Borussia Dortmund GmbH & Co. KGaA *	100,930	458,447
CANCOM SE	22,992	1,318,605
Carl Zeiss Meditec AG, Class B	6,439	1,018,668
CECONOMY AG	562,100	2,251,398
Cewe Stiftung & Co. KGaA	5,312	607,384
CTS Eventim AG & Co., KGaA *	18,784	1,321,591
Deutsche Euroshop AG	49,927	942,672
Deutsche Pfandbriefbank AG	346,545	3,791,971
Deutz AG *	284,746	1,648,707

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Duerr AG	64,040	2,326,208
DWS Group GmbH & Co. KGaA	32,643	1,198,933
ElringKlinger AG *	64,125	693,603
Fielmann AG	15,872	946,637
Fraport AG Frankfurt Airport Services Worldwide *	48,660	3,325,206
Gerresheimer AG	24,357	1,764,578
Grand City Properties S.A.	57,258	1,256,018
GRENKE AG (a)	20,035	585,311
Hamburger Hafen und Logistik AG	35,862	712,557
Hella GmbH & Co. KGaA	30,577	2,130,021
HelloFresh SE *	7,826	429,663
HOCHTIEF AG	33,325	2,256,320
Hornbach Holding AG & Co. KGaA	21,289	2,812,029
Jenoptik AG	40,190	1,463,485
JOST Werke AG	15,562	727,137
Kloeckner & Co. SE *	310,103	4,252,839
Krones AG	21,251	1,966,817
KWS Saat SE & Co. KGaA	7,059	517,742
LEG Immobilien SE	20,413	2,643,586
Leoni AG *(a)	207,281	2,467,872
Nordex SE *(a)	56,643	1,012,217
Norma Group SE	38,108	1,327,747
Pfeiffer Vacuum Technology AG	3,858	768,729
Puma SE	29,881	2,751,442
QIAGEN N.V. *	44,955	2,262,108
Rational AG	791	584,601
RTL Group S.A. *	66,269	3,717,203
S&T AG (a)	26,847	424,576
SAF-Holland SE *	85,614	1,024,122
Scout24 SE	20,918	1,226,445
Siltronic AG	12,973	1,479,713
Sixt SE *	13,531	2,033,496
Software AG	38,616	1,469,495
Stabilus S.A.	18,535	1,101,300
Stroeer SE & Co. KGaA	14,764	1,120,177
Suedzucker AG	163,144	2,237,402
TAG Immobilien AG	63,381	1,635,936
Takkt AG	76,180	1,314,285
Talanx AG *	76,973	3,385,621
Wacker Chemie AG	15,521	2,418,856
Wacker Neuson SE	38,124	908,659
Zalando SE *	32,640	2,184,278
		97,733,620

Hong Kong 3.7%
Asia Cement China Holdings Corp.	1,147,728	716,807
ASM Pacific Technology Ltd.	255,162	2,788,799
BOC Aviation Ltd.	154,993	1,343,893
Brightoil Petroleum Holdings Ltd. *(b)	2,380,161	0
Budweiser Brewing Co. APAC Ltd.	722,262	2,241,557
Cafe de Coral Holdings Ltd.	524,653	804,400
Cathay Pacific Airways Ltd. *	2,532,758	2,256,037
Champion REIT	1,123,750	509,115
Chow Sang Sang Holdings International Ltd.	821,135	1,149,675
Chow Tai Fook Jewellery Group Ltd. *	1,461,302	3,037,171
CITIC Telecom International Holdings Ltd.	2,886,783	1,027,075
CK Infrastructure Holdings Ltd.	164,098	1,018,564
Cowell e Holdings, Inc. *	1,252,103	1,413,357
Dairy Farm International Holdings Ltd.	489,704	1,297,716
FIH Mobile Ltd. *	13,384,000	1,969,822
FIT Hon Teng Ltd. *	2,633,202	475,167
Fortune Real Estate Investment Trust	905,480	850,586
Haitong International Securities Group Ltd.	4,043,580	890,098
SECURITY	NUMBER OF SHARES	VALUE ($)
Hang Lung Group Ltd.	1,262,469	2,782,256
Hang Lung Properties Ltd.	1,290,790	2,705,906
HKBN Ltd.	608,582	765,625
Huabao International Holdings Ltd. (a)	376,370	215,311
Hysan Development Co., Ltd.	444,829	1,309,375
IGG, Inc.	1,197,529	715,725
Johnson Electric Holdings Ltd.	756,215	1,256,213
JS Global Lifestyle Co., Ltd.	247,862	284,859
K Wah International Holdings Ltd.	3,423,018	1,296,714
Kerry Logistics Network Ltd.	371,382	901,161
Kerry Properties Ltd.	1,172,461	3,211,112
Lee & Man Paper Manufacturing Ltd.	2,626,915	1,687,691
Luk Fook Holdings International Ltd.	729,331	1,936,806
Man Wah Holdings Ltd.	554,082	648,841
Melco International Development Ltd. *	1,886,168	1,870,791
MGM China Holdings Ltd. *	711,923	457,383
Minth Group Ltd.	534,758	1,923,122
MMG Ltd. *	3,429,191	1,237,611
NagaCorp Ltd.	1,612,089	1,485,473
Nexteer Automotive Group Ltd.	1,563,908	1,561,166
NWS Holdings Ltd.	3,261,911	3,201,922
Pacific Basin Shipping Ltd.	5,043,268	2,672,118
Pacific Textiles Holdings Ltd.	1,339,535	649,735
Power Assets Holdings Ltd.	113,717	716,762
Powerlong Real Estate Holdings Ltd.	2,713,058	1,295,123
PRADA S.p.A.	260,045	1,622,432
Shangri-La Asia Ltd. *	1,494,034	1,217,988
Shui On Land Ltd.	13,632,179	1,988,902
Shun Tak Holdings Ltd. *	4,750,000	1,209,734
SITC International Holdings Co., Ltd.	453,952	1,864,912
SJM Holdings Ltd. *	2,416,216	1,360,604
Stella International Holdings Ltd.	1,415,000	1,437,872
Swire Properties Ltd.	706,513	1,835,521
The Bank of East Asia Ltd.	1,762,135	2,967,825
Tingyi Cayman Islands Holding Corp.	2,006,654	4,437,716
Towngas Smart Energy Co., Ltd. *	1,412,347	1,001,370
Truly International Holdings Ltd.	4,899,783	1,693,105
Uni-President China Holdings Ltd.	1,427,890	1,480,209
Value Partners Group Ltd.	1,120,412	547,753
Vitasoy International Holdings Ltd.	392,716	728,769
VSTECS Holdings Ltd.	1,534,419	1,578,859
VTech Holdings Ltd.	280,780	2,308,780
Want Want China Holdings Ltd.	4,897,071	5,208,117
Wynn Macau Ltd. *	1,662,614	1,417,128
Xinyi Glass Holdings Ltd.	913,004	2,424,566
		98,910,802

Ireland 0.3%
AIB Group plc *	1,014,294	2,673,833
Dalata Hotel Group plc *	180,401	854,071
Glanbia plc (a)	208,550	2,932,728
Irish Continental Group plc *	149,616	677,236
		7,137,868

Israel 2.1%
Arad Investment & Industrial Development Ltd.	6,206	868,912
Azrieli Group Ltd.	9,926	848,469
Bezeq The Israeli Telecommunication Corp., Ltd. *	3,359,624	5,523,474
Cellcom Israel Ltd. *	165,146	844,419
Clal Insurance Enterprises Holdings Ltd. *	31,903	746,654
Delek Group Ltd. *	26,711	3,303,994
El Al Israel Airlines *	595,466	660,401
Elbit Systems Ltd.	14,992	3,072,812

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Equital Ltd. *	27,806	1,112,951
First International Bank of Israel Ltd.	33,787	1,451,425
Gazit-Globe Ltd.	142,805	1,245,196
Harel Insurance Investments & Financial Services Ltd.	98,399	1,193,515
Isracard Ltd.	214,338	1,125,367
Israel Discount Bank Ltd., A Shares	798,364	5,250,281
Mizrahi Tefahot Bank Ltd.	63,578	2,481,276
Nice Ltd. *	10,904	2,468,618
Norstar Holdings, Inc.	85,209	1,128,163
Oil Refineries Ltd. *	10,395,411	3,700,312
Partner Communications Co., Ltd. *	145,343	1,115,425
Paz Oil Co., Ltd. *	29,520	4,284,174
Shikun & Binui Ltd. *	123,466	746,084
Shufersal Ltd.	126,061	1,127,507
Strauss Group Ltd.	23,894	784,925
The Israel Corp., Ltd. *	10,009	5,252,660
The Phoenix Holdings Ltd.	79,022	981,165
Tower Semiconductor Ltd. *	90,015	4,206,663
		55,524,842

Italy 2.4%
ACEA S.p.A.	52,336	1,000,501
Amplifon S.p.A.	20,927	903,776
Anima Holding S.p.A.	353,923	1,681,537
Autogrill S.p.A. *	320,762	2,445,581
Azimut Holding S.p.A.	92,213	2,216,477
Banca Generali S.p.A.	30,901	1,146,406
Banca IFIS S.p.A.	66,535	1,415,427
Banca Mediolanum S.p.A.	178,373	1,474,967
Banca Monte dei Paschi di Siena S.p.A. *(a)	1,044,685	1,007,239
Banca Popolare di Sondrio Scarl	640,926	2,551,284
BFF Bank S.p.A.	125,483	909,079
BPER Banca	1,551,750	3,128,553
Brembo S.p.A.	153,518	1,827,774
Buzzi Unicem S.p.A.	105,173	2,020,620
Davide Campari-Milano N.V.	130,467	1,428,478
De'Longhi S.p.A.	41,497	1,326,505
DiaSorin S.p.A.	5,007	751,629
Enav S.p.A. *	321,709	1,483,677
ERG S.p.A.	44,628	1,416,566
Esprinet S.p.A.	72,398	906,690
Fincantieri S.p.A. *(a)	868,679	617,131
FinecoBank Banca Fineco S.p.A.	152,986	2,564,622
Hera S.p.A.	926,485	3,605,777
Infrastrutture Wireless Italiane S.p.A.	60,007	614,148
Interpump Group S.p.A.	33,411	1,818,571
Iren S.p.A.	973,214	2,750,276
Italgas S.p.A.	491,026	3,186,686
Maire Tecnimont S.p.A. (a)	224,655	714,606
MARR S.p.A.	38,339	720,864
MFE-MediaForEurope N.V., Class A *	799,468	720,166
MFE-MediaForEurope N.V., Class B	698,671	860,083
Moncler S.p.A.	45,830	2,788,985
Nexi S.p.A. *	44,879	618,508
OVS S.p.A. *	713,107	1,811,776
Piaggio & C S.p.A.	212,796	626,691
Recordati Industria Chimica e Farmaceutica S.p.A.	36,374	1,787,828
Reply S.p.A.	5,661	926,424
Saipem S.p.A. *(a)	1,635,334	1,939,669
Salvatore Ferragamo S.p.A. *	59,065	1,288,690
Societa Cattolica Di Assicurazione S.p.A. *	71,090	437,968
Technogym S.p.A.	55,153	437,662
Tod's S.p.A. *	13,537	692,121
SECURITY	NUMBER OF SHARES	VALUE ($)
UnipolSai Assicurazioni S.p.A.	601,368	1,641,360
Webuild S.p.A. (a)	371,538	703,587
		64,916,965

Japan 33.0%
ABC-Mart, Inc.	33,095	1,430,980
Achilles Corp.	62,193	698,203
Acom Co., Ltd.	302,841	841,408
Adastria Co., Ltd.	92,364	1,361,702
ADEKA Corp.	164,237	3,788,823
Advance Residence Investment Corp.	238	665,387
Aeon Delight Co., Ltd.	33,637	868,560
AEON Financial Service Co., Ltd. (a)	201,792	2,081,432
Aeon Mall Co., Ltd.	168,454	2,359,160
Aica Kogyo Co., Ltd.	66,117	1,848,463
Aichi Steel Corp.	61,306	1,398,847
Aida Engineering Ltd.	109,396	943,175
Aiful Corp.	215,749	691,221
Ain Holdings, Inc.	38,887	2,160,858
Alpen Co., Ltd.	34,938	640,972
Amano Corp.	88,276	1,722,982
Anritsu Corp.	85,646	1,191,273
AOKI Holdings, Inc.	194,946	1,012,179
Aoyama Trading Co., Ltd. *	427,766	2,521,842
Aozora Bank Ltd.	150,788	3,406,558
Arata Corp.	70,121	2,435,285
Arcland Sakamoto Co., Ltd.	70,222	956,617
Arcs Co., Ltd.	159,447	3,012,430
Ariake Japan Co., Ltd.	11,704	583,295
As One Corp.	9,759	585,498
Asahi Holdings, Inc.	61,727	1,198,364
Asahi Intecc Co., Ltd.	29,347	625,798
Asanuma Corp.	18,904	884,676
Asics Corp.	184,792	3,669,367
ASKUL Corp.	55,393	796,928
Autobacs Seven Co., Ltd.	152,852	1,907,083
Avex, Inc.	68,378	821,070
Axial Retailing, Inc.	42,336	1,222,203
Azbil Corp.	85,597	3,218,016
Belc Co., Ltd.	18,561	884,740
Belluna Co., Ltd.	99,754	635,723
Benesse Holdings, Inc.	122,135	2,479,285
BML, Inc.	23,077	666,212
Bunka Shutter Co., Ltd.	124,547	1,176,533
Calbee, Inc.	99,514	2,230,911
Canon Electronics, Inc.	47,965	667,158
Canon Marketing Japan, Inc.	118,137	2,462,747
Capcom Co., Ltd.	46,936	1,130,865
Cawachi Ltd.	49,321	1,049,155
Central Glass Co., Ltd.	127,005	2,270,487
Chudenko Corp.	55,003	1,043,469
Chugoku Marine Paints Ltd.	102,056	813,435
Citizen Watch Co., Ltd.	923,053	3,999,162
CKD Corp.	59,683	1,027,061
Colowide Co., Ltd. (a)	42,424	637,603
Cosmos Pharmaceutical Corp.	14,324	1,973,709
Create SD Holdings Co., Ltd.	30,824	841,689
Credit Saison Co., Ltd.	332,269	3,735,953
CyberAgent, Inc.	146,933	1,895,745
Daifuku Co., Ltd.	42,268	3,031,332
Daihen Corp.	27,813	1,039,592
Daiho Corp.	32,047	996,121
Daiichikosho Co., Ltd.	64,339	1,955,168
Daikyonishikawa Corp.	284,224	1,391,815
Daio Paper Corp.	107,898	1,592,590
Daiseki Co., Ltd.	27,403	1,111,109
Daishi Hokuetsu Financial Group, Inc.	49,267	1,138,263

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Daiwa House REIT Investment Corp.	277	749,169
Daiwabo Holdings Co., Ltd.	217,285	3,327,899
DCM Holdings Co., Ltd.	270,532	2,618,999
DeNA Co., Ltd.	99,773	1,528,106
Descente Ltd. *	38,958	1,019,825
Dexerials Corp.	43,022	1,210,256
Disco Corp.	10,955	3,057,983
DMG Mori Co., Ltd.	131,921	1,829,198
Doshisha Co., Ltd.	59,439	799,401
Doutor Nichires Holdings Co., Ltd.	85,657	1,205,557
Dowa Holdings Co., Ltd.	95,879	4,337,136
DTS Corp.	50,471	1,202,452
Duskin Co., Ltd.	80,775	1,964,409
DyDo Group Holdings, Inc.	20,993	938,693
Eagle Industry Co., Ltd.	94,922	853,824
Earth Corp.	15,601	759,901
Eizo Corp.	29,807	953,669
Elecom Co., Ltd.	43,248	590,659
Exedy Corp.	171,070	2,478,974
Exeo Group, Inc.	165,900	3,436,834
Ezaki Glico Co., Ltd.	84,662	2,888,836
Fancl Corp.	31,486	887,103
FCC Co., Ltd.	125,210	1,532,851
Food & Life Cos. Ltd.	35,394	1,167,764
Foster Electric Co., Ltd.	166,341	1,146,731
FP Corp.	33,112	937,227
Fuji Co., Ltd. (a)	75,519	2,065,421
Fuji Corp.	85,324	1,719,444
Fuji Media Holdings, Inc.	133,210	1,441,108
Fuji Oil Holdings, Inc.	71,018	1,376,889
Fuji Seal International, Inc.	74,013	1,165,701
Fuji Soft, Inc.	24,852	1,212,661
Fujibo Holdings, Inc.	16,745	521,941
Fujimori Kogyo Co., Ltd.	29,057	1,005,358
Fujitec Co., Ltd.	84,701	2,018,704
Fujitsu General Ltd.	61,642	1,323,022
Fukuoka Financial Group, Inc.	174,440	3,454,722
Fukuyama Transporting Co., Ltd.	51,082	1,758,542
Furukawa Co., Ltd.	99,233	1,144,184
Furuno Electric Co., Ltd.	63,176	566,075
Futaba Industrial Co., Ltd.	427,681	1,444,479
Fuyo General Lease Co., Ltd.	14,485	945,754
Geo Holdings Corp.	194,431	2,562,590
Glory Ltd.	143,098	2,586,760
GLP J-REIT	405	603,412
GMO Internet, Inc.	24,151	543,306
Godo Steel Ltd.	43,300	498,509
Goldwin, Inc.	15,428	810,414
Gree, Inc.	97,930	801,806
GS Yuasa Corp.	160,763	3,443,476
GungHo Online Entertainment, Inc.	70,599	1,548,979
Gunze Ltd.	40,735	1,391,728
H.U. Group Holdings, Inc.	98,565	2,597,306
Hamakyorex Co., Ltd.	39,163	987,448
Hamamatsu Photonics K.K.	40,860	2,054,086
Hazama Ando Corp.	466,232	3,740,381
Heiwa Corp.	100,596	1,690,065
Heiwa Real Estate Co., Ltd.	22,072	784,761
Heiwado Co., Ltd.	109,588	1,902,982
Hikari Tsushin, Inc.	13,773	1,698,082
Hirata Corp.	11,704	529,436
Hirose Electric Co., Ltd.	19,910	2,964,675
HIS Co., Ltd. *	70,229	1,203,664
Hisamitsu Pharmaceutical Co., Inc.	60,761	1,930,847
Hitachi Transport System Ltd.	42,339	2,235,043
Hitachi Zosen Corp.	337,571	2,315,442
Hogy Medical Co., Ltd.	23,819	692,804
Hokkoku Financial Holdings, Inc.	40,345	1,066,642
SECURITY	NUMBER OF SHARES	VALUE ($)
Hokuetsu Corp.	408,456	2,539,219
Hokuhoku Financial Group, Inc.	260,681	2,129,810
Hokuriku Electric Power Co.	734,200	3,595,301
Horiba Ltd.	40,967	2,344,020
Hoshizaki Corp.	37,072	2,568,566
Hosiden Corp.	215,677	2,209,671
House Foods Group, Inc.	95,703	2,472,864
Hulic Co., Ltd.	233,878	2,126,071
Ibiden Co., Ltd.	67,753	3,247,203
Ichikoh Industries Ltd.	108,852	476,331
IDOM, Inc.	98,898	564,150
Iino Kaiun Kaisha Ltd.	185,307	1,420,674
Inaba Denki Sangyo Co., Ltd.	123,998	2,869,153
Inabata & Co., Ltd.	206,452	4,160,409
Inageya Co., Ltd.	70,099	873,385
INFRONEER Holdings, Inc.	513,145	4,544,458
Internet Initiative Japan, Inc.	40,612	1,290,557
Iriso Electronics Co., Ltd.	17,602	625,068
Ishihara Sangyo Kaisha Ltd.	107,305	987,569
Ito En Ltd.	44,136	2,529,174
Itochu Enex Co., Ltd.	233,475	2,118,354
Itochu Techno-Solutions Corp.	73,748	1,894,685
Itoham Yonekyu Holdings, Inc.	579,022	3,473,881
Iwatani Corp.	69,065	3,262,111
Izumi Co., Ltd.	101,201	2,824,929
Jaccs Co., Ltd.	54,308	1,527,744
JAFCO Group Co., Ltd.	44,393	662,956
Japan Airport Terminal Co., Ltd. *	30,198	1,402,729
Japan Aviation Electronics Industry Ltd.	116,011	1,819,109
Japan Display, Inc. *(a)	3,195,485	1,165,273
Japan Lifeline Co., Ltd.	56,276	534,543
Japan Metropolitan Fund Invest	1,550	1,252,919
Japan Petroleum Exploration Co., Ltd.	96,940	2,300,300
Japan Post Bank Co., Ltd.	306,312	2,696,769
Japan Prime Realty Investment Corp.	189	613,727
Japan Real Estate Investment Corp.	244	1,298,650
Jeol Ltd.	12,138	694,503
J-Oil Mills, Inc.	65,647	988,909
Joshin Denki Co., Ltd.	83,968	1,529,541
Joyful Honda Co., Ltd.	126,682	1,751,055
Juki Corp.	115,282	659,612
Juroku Financial Group, Inc.	50,377	1,068,994
JVC Kenwood Corp.	976,579	1,577,110
Kadokawa Corp.	51,162	1,282,437
Kaga Electronics Co., Ltd.	52,927	1,383,202
Kagome Co., Ltd.	72,065	1,920,899
Kakaku.com, Inc.	37,750	820,716
Kaken Pharmaceutical Co., Ltd.	47,693	1,747,467
Kameda Seika Co., Ltd.	18,331	657,322
Kamigumi Co., Ltd.	187,751	3,635,205
Kanamoto Co., Ltd.	82,824	1,637,423
Kandenko Co., Ltd.	330,099	2,502,074
Kanematsu Corp.	284,860	3,462,592
Kansai Paint Co., Ltd.	138,994	2,774,449
Kanto Denka Kogyo Co., Ltd.	79,829	831,039
Kato Sangyo Co., Ltd.	94,080	2,528,132
Kawasaki Kisen Kaisha Ltd. *	85,208	5,955,497
Keihan Holdings Co., Ltd.	109,923	2,920,463
Keikyu Corp.	272,542	2,849,061
Keisei Electric Railway Co., Ltd.	99,992	2,795,522
Keiyo Co., Ltd.	95,034	735,188
KH Neochem Co., Ltd.	40,302	989,573
Kintetsu World Express, Inc.	71,592	1,867,888
Kissei Pharmaceutical Co., Ltd.	38,905	819,817
Kitz Corp.	222,522	1,267,414
Kobayashi Pharmaceutical Co., Ltd.	26,670	2,273,926
Koei Tecmo Holdings Co., Ltd.	14,057	485,145
Kohnan Shoji Co., Ltd.	62,127	1,968,861

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Kokuyo Co., Ltd.	170,634	2,382,283
Komeri Co., Ltd.	76,791	1,882,855
Konami Holdings Corp.	56,273	3,166,043
Kose Corp.	18,285	2,084,498
Kumagai Gumi Co., Ltd.	97,169	2,433,971
Kumiai Chemical Industry Co., Ltd.	99,157	699,932
Kura Sushi, Inc.	20,877	671,581
Kurabo Industries Ltd.	81,003	1,342,607
Kureha Corp.	30,289	2,416,808
Kurita Water Industries Ltd.	86,892	3,545,842
Kusuri no Aoki Holdings Co., Ltd.	13,900	813,423
KYB Corp.	52,575	1,403,674
Kyoei Steel Ltd.	87,211	1,200,926
KYORIN Holdings, Inc.	76,654	1,246,563
Kyoritsu Maintenance Co., Ltd.	27,572	1,017,417
Kyowa Kirin Co., Ltd.	121,164	3,107,605
Kyudenko Corp.	77,826	2,084,595
Kyushu Financial Group, Inc.	400,262	1,431,803
Lawson, Inc. (a)	68,314	2,847,034
Leopalace21 Corp. *	959,593	1,699,648
Life Corp.	41,994	1,108,416
Lintec Corp.	102,824	2,284,581
Lion Corp.	217,356	2,840,206
M3, Inc.	21,946	813,436
Mabuchi Motor Co., Ltd.	68,872	2,370,979
Macnica Fuji Electronics Holdings, Inc.	131,680	3,059,481
Makino Milling Machine Co., Ltd.	51,620	1,682,944
Mandom Corp.	67,211	801,805
Maruha Nichiro Corp.	142,107	3,103,096
Marui Group Co., Ltd.	172,154	3,370,586
Maruichi Steel Tube Ltd.	89,322	2,210,269
Max Co., Ltd.	60,685	932,602
Maxell Holdings Ltd.	119,865	1,227,010
MCJ Co., Ltd.	93,896	819,323
Mebuki Financial Group, Inc.	1,233,152	2,901,534
Megmilk Snow Brand Co., Ltd.	163,411	2,884,433
Meidensha Corp.	76,333	1,489,214
Meitec Corp.	23,369	1,367,546
Menicon Co., Ltd.	19,611	507,919
Ministop Co., Ltd.	50,287	627,414
Mirait Holdings Corp.	179,931	3,041,681
Mitsubishi HC Capital, Inc.	615,613	3,201,669
Mitsubishi Logisnext Co., Ltd.	134,917	1,089,410
Mitsubishi Logistics Corp.	81,454	1,939,196
Mitsui E&S Holdings Co., Ltd. *	303,132	900,118
Mitsui-Soko Holdings Co., Ltd.	53,544	1,106,909
Miura Co., Ltd.	36,369	989,944
Mixi, Inc.	123,900	2,394,629
Mizuho Leasing Co., Ltd.	30,201	815,499
Mizuno Corp.	68,544	1,351,538
Modec, Inc.	44,355	452,119
MonotaRO Co., Ltd.	27,960	521,936
Morinaga & Co., Ltd.	57,434	1,865,015
Morinaga Milk Industry Co., Ltd.	75,796	3,790,623
MOS Food Services, Inc.	26,674	705,208
Musashi Seimitsu Industry Co., Ltd.	85,554	1,325,929
Nabtesco Corp.	95,175	2,611,270
Nachi-Fujikoshi Corp.	47,379	1,715,393
Nankai Electric Railway Co., Ltd.	144,376	2,932,021
NEC Networks & System Integration Corp.	70,998	1,082,461
NET One Systems Co., Ltd.	53,109	1,292,507
Nexon Co., Ltd.	129,363	2,794,488
Nichias Corp.	96,779	2,182,202
Nichicon Corp.	102,292	1,081,760
Nichiha Corp.	50,724	1,135,372
Nichi-iko Pharmaceutical Co., Ltd.	143,622	1,054,953
Nichireki Co., Ltd.	51,262	573,707
SECURITY	NUMBER OF SHARES	VALUE ($)
Nifco, Inc.	101,982	2,895,430
Nihon Kohden Corp.	76,271	2,059,499
Nihon M&A Center Holdings, Inc.	24,738	357,189
Nihon Parkerizing Co., Ltd.	144,913	1,240,584
Nihon Unisys Ltd.	72,571	1,969,042
Nikkiso Co., Ltd.	121,428	837,107
Nippn Corp.	141,608	2,098,761
Nippo Corp. (a)	83,194	2,878,473
Nippon Building Fund, Inc.	261	1,491,105
Nippon Chemi-Con Corp. *	43,400	682,040
Nippon Denko Co., Ltd.	234,604	682,373
Nippon Densetsu Kogyo Co., Ltd.	82,176	1,135,873
Nippon Gas Co., Ltd.	110,169	1,653,850
Nippon Holdings Co., Ltd.	116,901	2,222,819
Nippon Kayaku Co., Ltd.	319,573	3,152,029
Nippon Koei Co., Ltd.	30,290	806,068
Nippon Paint Holdings Co., Ltd.	188,847	1,670,806
Nippon Prologis REIT, Inc.	219	641,741
Nippon Sanso Holdings Corp.	109,405	2,129,681
Nippon Sheet Glass Co., Ltd. *	484,158	2,009,356
Nippon Shinyaku Co., Ltd.	21,920	1,417,877
Nippon Signal Company Ltd.	122,849	925,834
Nippon Soda Co., Ltd.	57,708	1,688,526
Nippon Suisan Kaisha Ltd.	761,001	3,594,396
Nippon Television Holdings, Inc.	65,432	748,200
Nippon Thompson Co., Ltd.	111,229	522,465
Nippon Yakin Kogyo Co., Ltd.	43,646	1,070,923
Nipro Corp.	217,465	2,063,723
Nishimatsu Construction Co., Ltd.	102,957	3,419,236
Nishimatsuya Chain Co., Ltd.	72,595	898,810
Nishi-Nippon Financial Holdings, Inc.	257,879	1,847,191
Nishi-Nippon Railroad Co., Ltd.	117,280	2,649,556
Nishio Rent All Co., Ltd.	46,767	1,163,338
Nissan Chemical Corp.	69,804	3,939,449
Nissha Co., Ltd.	79,281	903,807
Nisshinbo Holdings, Inc.	461,449	4,054,581
Nissin Electric Co., Ltd.	77,466	977,279
Nitta Corp.	33,101	796,953
Nittetsu Mining Co., Ltd.	19,642	1,135,800
Nitto Boseki Co., Ltd.	29,585	782,169
Nitto Kogyo Corp.	63,282	885,701
Noevir Holdings Co., Ltd.	12,764	572,953
NOF Corp.	51,458	2,224,969
Nojima Corp.	83,809	1,851,911
Nomura Co., Ltd.	108,854	876,125
Nomura Real Estate Master Fund, Inc.	904	1,191,467
Nomura Research Institute Ltd.	101,983	3,519,708
North Pacific Bank Ltd.	388,412	856,580
NS Solutions Corp.	39,436	1,244,627
NSD Co., Ltd.	53,867	1,005,081
Obic Co., Ltd.	9,938	1,579,898
Ohsho Food Service Corp.	11,836	621,730
Okamoto Industries, Inc.	26,039	906,589
Okamura Corp.	172,477	1,774,563
Okasan Securities Group, Inc.	247,043	840,815
Oki Electric Industry Co., Ltd.	325,711	2,386,803
OKUMA Corp.	54,290	2,198,939
Okumura Corp.	91,522	2,578,588
Okuwa Co., Ltd. (a)	143,307	1,211,904
Onward Holdings Co., Ltd.	590,630	1,420,486
Open House Group Co., Ltd.	40,699	1,837,506
Oracle Corp. Japan	15,006	1,063,156
Orient Corp.	822,650	899,969
Orix JREIT, Inc.	532	743,206
Osaka Soda Co., Ltd.	43,040	1,173,394
OSG Corp.	116,142	1,931,078
Outsourcing, Inc.	79,723	974,604
Pacific Industrial Co., Ltd.	117,152	1,032,423

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Paramount Bed Holdings Co., Ltd.	55,602	975,177
Park24 Co., Ltd. *	133,648	1,986,589
Pasona Group, Inc.	29,733	647,453
Penta-Ocean Construction Co., Ltd.	577,576	3,023,906
Pigeon Corp.	71,282	1,310,834
Pilot Corp.	47,264	1,932,828
Piolax, Inc.	60,556	908,537
Plenus Co., Ltd.	54,554	945,903
Pola Orbis Holdings, Inc.	76,131	1,187,161
Press Kogyo Co., Ltd.	578,682	1,874,091
Prima Meat Packers Ltd.	71,031	1,493,085
Qol Holdings Co., Ltd.	55,460	617,319
Raito Kogyo Co., Ltd.	68,835	1,167,222
Raiznext Corp.	106,312	1,050,428
Relia, Inc.	79,776	730,053
Relo Group, Inc.	55,116	818,306
Rengo Co., Ltd.	500,393	3,736,384
Resorttrust, Inc.	72,795	1,227,418
Restar Holdings Corp.	79,514	1,366,944
Retail Partners Co., Ltd. (a)	126,754	1,414,186
Rinnai Corp.	36,594	2,992,971
Rohto Pharmaceutical Co., Ltd.	80,568	2,696,676
Round One Corp.	86,818	974,653
Royal Holdings Co., Ltd. *	49,382	844,221
Ryobi Ltd.	180,037	1,710,097
Ryosan Co., Ltd.	121,000	2,447,840
Ryoyo Electro Corp.	31,703	599,790
S Foods, Inc.	49,759	1,427,858
Saibu Gas Holdings Co., Ltd.	48,759	973,275
Saizeriya Co., Ltd.	48,277	1,228,145
Sakata INX Corp.	118,522	986,869
Sakata Seed Corp.	23,925	701,080
SAMTY Co., Ltd.	35,605	672,067
San-A Co., Ltd.	38,477	1,424,827
Sanden Holdings Corp. *	244,365	417,972
Sangetsu Corp.	120,410	1,685,270
Sanken Electric Co., Ltd.	25,822	1,165,829
Sanki Engineering Co., Ltd.	122,727	1,590,896
Sankyo Co., Ltd.	66,134	1,840,325
Sanoh Industrial Co., Ltd.	65,504	399,252
Sanrio Co., Ltd.	39,926	813,946
Sanwa Holdings Corp.	321,971	3,578,232
Sanyo Chemical Industries Ltd.	22,117	983,191
Sanyo Denki Co., Ltd.	13,114	576,139
Sanyo Special Steel Co., Ltd.	57,185	1,055,570
Sapporo Holdings Ltd.	142,267	2,812,607
Sato Holdings Corp.	41,501	731,830
Sawai Group Holdings Co., Ltd.	58,603	2,322,750
SCREEN Holdings Co., Ltd.	32,294	3,117,945
SCSK Corp.	108,368	1,842,280
Sega Sammy Holdings, Inc.	274,501	4,978,794
Seiko Holdings Corp.	76,859	1,601,577
Seiren Co., Ltd.	62,125	1,241,691
Sekisui Jushi Corp.	38,708	643,929
Senko Group Holdings Co., Ltd.	291,443	2,381,141
Senshu Ikeda Holdings, Inc.	563,756	910,429
Seven Bank Ltd.	803,145	1,715,421
Sharp Corp.	165,027	1,551,762
Shibaura Machine Co., Ltd.	39,946	1,061,296
Shibuya Corp.	27,248	583,168
Shima Seiki Manufacturing Ltd.	45,068	699,645
Shindengen Electric Manufacturing Co., Ltd. *	22,985	586,524
Shinko Electric Industries Co., Ltd.	37,276	1,559,977
Shinmaywa Industries Ltd.	190,132	1,536,904
Shinsei Bank Ltd.	75,598	1,421,708
Ship Healthcare Holdings, Inc.	95,058	1,878,463
SHO-BOND Holdings Co., Ltd.	22,315	993,931
SECURITY	NUMBER OF SHARES	VALUE ($)
Shochiku Co., Ltd. *	6,599	683,534
Shoei Foods Corp.	21,023	770,281
Showa Sangyo Co., Ltd.	65,506	1,559,518
Siix Corp.	95,047	920,142
SKY Perfect JSAT Holdings, Inc.	343,079	1,283,847
Skylark Holdings Co., Ltd. *	282,056	3,690,544
Sodick Co., Ltd.	79,198	532,915
Sohgo Security Services Co., Ltd.	79,527	2,858,622
Sotetsu Holdings, Inc.	116,664	2,208,183
Square Enix Holdings Co., Ltd.	50,202	2,423,470
St Marc Holdings Co., Ltd.	55,118	768,565
Star Micronics Co., Ltd.	49,854	633,699
Starts Corp., Inc.	48,926	1,102,773
Sugi Holdings Co., Ltd.	42,379	2,391,695
Sumitomo Bakelite Co., Ltd.	43,088	1,778,888
Sumitomo Dainippon Pharma Co., Ltd.	169,500	1,858,724
Sumitomo Densetsu Co., Ltd.	32,264	646,821
Sumitomo Mitsui Construction Co., Ltd.	662,274	2,535,818
Sumitomo Osaka Cement Co., Ltd.	117,792	3,502,823
Sundrug Co., Ltd.	125,330	3,395,091
Suruga Bank Ltd.	541,632	2,125,615
SWCC Showa Holdings Co., Ltd.	44,792	731,917
Tadano Ltd.	239,081	2,036,366
Taikisha Ltd.	65,428	1,761,031
Taisho Pharmaceutical Holdings Co., Ltd.	48,180	2,388,607
Taiyo Holdings Co., Ltd.	26,001	691,930
Takara Holdings, Inc.	196,447	1,946,134
Takara Leben Co., Ltd.	236,698	645,306
Takara Standard Co., Ltd.	114,464	1,353,592
Takasago Thermal Engineering Co., Ltd.	140,134	2,354,324
Takeuchi Manufacturing Co., Ltd.	50,323	1,120,716
Takuma Co., Ltd.	80,906	1,022,081
Tamura Corp.	147,278	769,797
Tanseisha Co., Ltd.	80,338	511,289
TBS Holdings, Inc.	64,461	1,041,002
TechnoPro Holdings, Inc.	51,501	1,477,845
T-Gaia Corp.	67,980	1,022,872
The 77 Bank Ltd.	100,192	1,356,191
The Awa Bank Ltd.	42,668	860,954
The Bank of Kyoto Ltd.	35,122	1,564,366
The Chiba Bank Ltd.	506,355	3,204,973
The Chugoku Bank Ltd.	190,947	1,503,702
The Gunma Bank Ltd.	630,243	2,095,794
The Hachijuni Bank Ltd.	605,699	2,298,159
The Hyakugo Bank Ltd.	240,376	740,903
The Iyo Bank Ltd.	292,492	1,574,517
The Japan Steel Works Ltd.	81,650	2,644,276
The Japan Wool Textile Co., Ltd.	134,150	1,054,098
The Kiyo Bank Ltd.	70,107	897,832
The Musashino Bank Ltd.	52,695	869,290
The Nanto Bank Ltd.	44,679	826,663
The Nisshin Oillio Group Ltd.	80,352	2,131,325
The Ogaki Kyoritsu Bank Ltd.	47,411	838,105
The Okinawa Electric Power Co., Inc.	149,223	1,878,649
The San-in Godo Bank Ltd.	215,612	1,272,986
The Shiga Bank Ltd.	54,423	1,057,510
The Shizuoka Bank Ltd.	411,444	3,054,349
The Sumitomo Warehouse Co., Ltd.	95,861	1,772,815
THK Co., Ltd.	138,500	3,150,597
TKC Corp.	20,674	561,837
Toa Corp. (a)	42,857	960,771
Toagosei Co., Ltd.	225,780	2,142,631
Tocalo Co., Ltd.	47,840	555,347
Toda Corp.	443,337	2,956,222
Toei Co., Ltd.	4,623	715,276
Toho Co., Ltd.	80,427	3,341,378
Toho Zinc Co., Ltd.	49,090	1,170,403

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Tokai Carbon Co., Ltd.	190,437	1,820,457
TOKAI Holdings Corp.	222,406	1,763,027
Tokai Rika Co., Ltd.	221,095	2,925,537
Tokai Tokyo Financial Holdings, Inc.	238,010	867,933
Token Corp.	19,139	1,510,515
Tokuyama Corp.	183,757	2,822,367
Tokyo Century Corp.	41,618	1,821,183
Tokyo Ohka Kogyo Co., Ltd.	25,433	1,598,740
Tokyo Seimitsu Co., Ltd.	35,543	1,456,592
Tokyo Steel Manufacturing Co., Ltd.	149,248	1,457,816
Tokyo Tatemono Co., Ltd.	231,719	3,544,944
Tokyu Construction Co., Ltd.	284,193	1,751,917
Tomy Co., Ltd.	200,349	2,184,835
Topcon Corp.	107,915	1,412,944
Toppan Forms Co., Ltd. *(a)(b)	112,353	1,512,022
Topre Corp.	177,917	1,838,257
Toshiba TEC Corp.	38,268	1,619,766
Totetsu Kogyo Co., Ltd.	64,598	1,407,218
Towa Pharmaceutical Co., Ltd.	34,367	886,813
Toyo Construction Co., Ltd.	207,865	1,079,256
Toyo Ink SC Holdings Co., Ltd.	130,328	2,178,263
Toyo Tire Corp.	191,356	2,523,723
Toyobo Co., Ltd.	272,155	2,944,260
Toyota Boshoku Corp.	211,545	3,849,779
TPR Co., Ltd.	133,198	1,606,356
Trancom Co., Ltd.	12,571	794,590
Transcosmos, Inc.	49,144	1,348,340
Trend Micro, Inc.	64,206	3,567,774
Trusco Nakayama Corp.	61,202	1,335,365
TSI Holdings Co., Ltd.	506,270	1,468,150
Tsubaki Nakashima Co., Ltd.	59,977	506,687
Tsubakimoto Chain Co.	102,260	2,916,641
Tsumura & Co.	60,826	1,684,697
TV Asahi Holdings Corp.	53,999	734,677
UACJ Corp. *	101,520	2,073,150
Uchida Yoko Co., Ltd.	18,334	757,715
Ulvac, Inc.	55,505	2,727,661
Unipres Corp.	365,351	2,442,546
United Arrows Ltd.	94,336	1,395,690
United Super Markets Holdings, Inc. (a)	268,600	2,472,030
United Urban Investment Corp.	778	888,274
Unitika Ltd. *	187,699	488,906
Ushio, Inc.	143,097	2,314,649
USS Co., Ltd.	122,967	2,032,812
V Technology Co., Ltd.	14,546	431,297
Valor Holdings Co., Ltd.	139,289	2,690,845
Valqua Ltd.	30,045	706,419
VT Holdings Co., Ltd.	227,434	969,569
Wacoal Holdings Corp.	125,140	2,145,878
Wacom Co., Ltd.	115,270	866,714
Wakita & Co., Ltd.	99,488	859,480
Warabeya Nichiyo Holdings Co., Ltd.	81,544	1,298,474
Welcia Holdings Co., Ltd.	82,415	2,193,201
World Co., Ltd. *	88,303	966,790
Xebio Holdings Co., Ltd.	133,743	1,114,767
YAMABIKO Corp.	88,317	1,019,853
Yamaguchi Financial Group, Inc.	323,509	2,005,517
Yamato Kogyo Co., Ltd.	48,778	1,562,759
Yamazen Corp.	257,100	2,294,758
Yaoko Co., Ltd.	29,230	1,667,385
Yellow Hat Ltd.	67,779	958,057
Yokogawa Bridge Holdings Corp.	55,591	1,014,563
Yokohama Reito Co., Ltd.	118,972	903,846
Yondoshi Holdings, Inc.	44,547	662,548
Yoshinoya Holdings Co., Ltd. (a)	78,028	1,616,452
Yuasa Trading Co., Ltd.	75,051	1,944,451
Zenkoku Hosho Co., Ltd.	20,601	862,139
Zenrin Co., Ltd.	61,109	590,530
SECURITY	NUMBER OF SHARES	VALUE ($)
Zensho Holdings Co., Ltd.	83,377	1,995,112
Zeon Corp.	221,144	2,582,493
ZERIA Pharmaceutical Co., Ltd.	38,914	669,993
Zojirushi Corp.	53,732	676,461
ZOZO, Inc.	21,898	617,916
		886,647,955

Luxembourg 0.0%
Espirito Santo Financial Group S.A. *(b)	8,470	0

Netherlands 1.6%
Accell Group N.V. *	21,774	1,408,698
Adyen N.V. *	493	1,032,389
AMG Advanced Metallurgical Group N.V.	22,725	901,534
Arcadis N.V.	63,854	2,914,735
ASM International N.V.	8,369	2,709,099
BE Semiconductor Industries N.V.	21,501	1,838,776
Boskalis Westminster	121,675	3,520,501
Corbion N.V.	37,368	1,381,710
Eurocommercial Properties N.V.	53,648	1,336,510
Flow Traders	15,917	549,212
Fugro N.V. CVA *	105,659	1,018,242
Heijmans N.V. CVA	41,482	635,523
IMCD N.V.	15,175	2,466,349
Intertrust N.V. *	82,599	1,792,418
JDE Peet's N.V.	41,210	1,355,055
Koninklijke BAM Groep N.V. *	796,634	2,244,107
Koninklijke Vopak N.V.	62,388	2,315,253
OCI N.V. *	55,219	1,569,157
PostNL N.V.	415,433	1,669,547
SBM Offshore N.V.	216,850	3,300,320
Sligro Food Group N.V. *	81,066	2,071,464
TKH Group N.V.	43,612	2,414,961
TomTom N.V. *	76,175	637,848
Van Lanschot Kempen N.V.	30,452	771,293
Wereldhave N.V.	74,083	1,352,996
		43,207,697

New Zealand 0.9%
Air New Zealand Ltd. *	2,422,594	2,451,037
Auckland International Airport Ltd. *	366,296	1,764,982
Chorus Ltd.	401,562	1,985,185
EBOS Group Ltd.	103,983	2,742,337
Fisher & Paykel Healthcare Corp., Ltd.	98,155	1,827,390
Freightways Ltd.	92,595	763,243
Genesis Energy Ltd.	648,546	1,209,179
Infratil Ltd.	240,133	1,291,954
Mercury NZ Ltd.	430,551	1,666,667
Meridian Energy Ltd.	841,955	2,846,115
Ryman Healthcare Ltd.	76,163	515,433
SKYCITY Entertainment Group Ltd.	882,518	1,767,842
The a2 Milk Co., Ltd. *	210,558	847,846
Z Energy Ltd.	1,120,380	2,759,910
		24,439,120

Norway 1.7%
Aker A.S.A., A Shares	22,203	1,841,907
Aker BP A.S.A.	89,987	2,798,775
Aker Solutions A.S.A. *	555,194	1,755,175
Austevoll Seafood A.S.A.	132,930	1,883,527
Bakkafrost P/F	19,002	1,294,366
Borregaard A.S.A.	47,554	1,052,351
BW LPG Ltd.	179,374	1,067,842
BW Offshore Ltd.	236,873	749,921

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
DNO A.S.A.	724,686	913,929
Elkem A.S.A.	404,583	1,527,484
Entra A.S.A.	55,840	1,184,282
Europris A.S.A.	142,450	910,394
Fjordkraft Holding A.S.A.	101,128	419,524
Frontline Ltd. *	127,901	1,229,900
Gjensidige Forsikring A.S.A.	105,763	2,620,727
Grieg Seafood A.S.A. *	78,340	988,866
Kongsberg Automotive A.S.A. *	3,092,734	959,088
Kongsberg Gruppen A.S.A.	42,899	1,513,282
Leroy Seafood Group A.S.A.	227,145	1,983,788
PGS A.S.A. *	3,450,560	953,513
Salmar A.S.A.	26,600	1,963,772
Schibsted A.S.A., A Shares	16,309	469,593
Schibsted A.S.A., B Shares	18,541	481,149
SpareBank 1 Nord Norge	119,274	1,464,874
SpareBank 1 SMN	117,286	1,939,284
SpareBank 1 SR-Bank A.S.A.	118,463	1,762,062
Storebrand A.S.A.	256,511	2,542,459
TGS Nopec Geophysical Co. A.S.A.	194,625	2,177,833
Tomra Systems A.S.A.	25,771	1,216,801
Veidekke A.S.A.	131,571	2,037,831
XXL A.S.A.	400,740	543,212
		44,247,511

Poland 0.8%
Alior Bank S.A. *	190,768	2,136,821
Asseco Poland S.A.	109,756	1,941,423
Bank Millennium S.A. *	588,199	984,901
Cyfrowy Polsat S.A.	335,271	2,181,445
Enea S.A. *	1,071,374	2,248,515
Eurocash S.A.	330,350	748,983
Jastrzebska Spolka Weglowa S.A. *	166,982	1,964,588
LPP S.A.	355	734,439
mBank S.A. *	10,256	1,012,484
Orange Polska S.A. *	1,389,972	2,588,235
Santander Bank Polska S.A.	26,518	1,994,793
Tauron Polska Energia S.A. *	4,066,471	2,414,513
		20,951,140

Portugal 0.4%
Banco Espirito Santo S.A. *(b)	45,383	0
CTT-Correios de Portugal S.A.	222,416	1,081,711
EDP Renovaveis S.A.	45,853	1,118,626
Mota-Engil, SGPS, S.A. *(a)	467,273	635,058
NOS, SGPS S.A.	540,293	2,083,948
REN - Redes Energeticas Nacionais, SGPS, S.A.	497,969	1,445,840
Sonae, SGPS, S.A.	2,286,883	2,491,569
The Navigator Co. S.A.	507,862	1,818,533
		10,675,285

Republic of Korea 7.4%
AJ Networks Co., Ltd.	136,650	608,041
AK Holdings, Inc.	37,858	665,943
AMOREPACIFIC Group	50,486	2,049,085
Asiana Airlines, Inc. *	92,102	1,466,922
BGF retail Co., Ltd.	10,966	1,545,920
Binggrae Co., Ltd. *	13,156	584,298
Celltrion, Inc.	8,498	1,127,318
Cheil Worldwide, Inc.	95,514	1,787,387
Chong Kun Dang Pharmaceutical Corp. *	6,215	496,745
CJ CGV Co., Ltd. *	30,951	665,433
CJ ENM Co., Ltd.	14,418	1,558,897
CJ Logistics Corp. *	12,298	1,268,310
SECURITY	NUMBER OF SHARES	VALUE ($)
Com2uSCorp	8,326	761,032
Daehan Flour Mill Co., Ltd. *	5,027	700,314
Daesang Corp. *	61,391	1,136,067
Daewoo Engineering & Construction Co., Ltd. *	381,334	1,988,576
Daewoo Shipbuilding & Marine Engineering Co., Ltd. *	96,199	2,120,242
Daou Technology, Inc.	38,303	684,921
DB HiTek Co., Ltd.	22,361	1,290,684
DGB Financial Group, Inc.	344,832	2,718,848
DL Holdings Co., Ltd.	39,759	1,997,292
Dongkuk Steel Mill Co., Ltd.	204,203	2,802,303
Dongwon Industries Co., Ltd.	3,436	600,125
Doosan Bobcat, Inc.	38,860	1,233,010
Doosan Co., Ltd. *	28,302	2,671,665
Doosan Heavy Industries & Construction Co., Ltd. *	379,949	6,572,911
Easy Holdings Co., Ltd. *	150,812	496,080
Fila Holdings Corp.	45,361	1,327,989
Green Cross Corp.	2,560	387,508
Green Cross Holdings Corp.	22,662	420,312
GS Global Corp. *	309,363	603,365
GS Retail Co., Ltd.	103,920	2,294,736
Halla Holdings Corp.	18,252	614,801
Handsome Co., Ltd.	24,618	734,025
Hanjin Transportation Co., Ltd. *	37,076	878,834
Hanmi Pharm Co., Ltd. *	2,649	583,844
Hanon Systems	137,556	1,321,389
Hansol Chemical Co., Ltd.	2,519	449,391
Hansol Paper Co., Ltd.	77,036	788,076
Hanssem Co., Ltd.	9,766	592,937
Hanwha Aerospace Co., Ltd.	44,851	1,939,745
Hanwha General Insurance Co., Ltd. *	520,192	1,845,235
Hanwha Life Insurance Co., Ltd. *	1,130,379	2,778,118
Harim Holdings Co., Ltd.	140,492	1,215,218
HDC Holdings Co., Ltd. *	107,676	684,197
HDC Hyundai Development Co-Engineering & Construction *	109,015	1,455,226
Hite Jinro Co., Ltd. *	31,532	933,621
HMM Co., Ltd. *	48,892	1,173,148
Hotel Shilla Co., Ltd.	30,479	2,040,637
HS Industries Co., Ltd. *	108,928	480,158
Huchems Fine Chemical Corp.	36,736	675,232
Hyosung Advanced Materials Corp.	2,250	868,300
Hyosung Chemical Corp. *	3,500	800,516
Hyosung Corp.	14,485	1,024,015
Hyosung Heavy Industries Corp. *	19,615	910,315
Hyosung TNC Corp.	2,959	1,186,209
Hyundai Construction Equipment Co., Ltd.	45,045	1,255,048
Hyundai Corp.	63,658	878,881
Hyundai Department Store Co., Ltd.	32,423	2,097,983
Hyundai Doosan Infracore Co., Ltd. *	258,124	1,451,256
Hyundai Elevator Co., Ltd. *	22,327	700,997
Hyundai Greenfood Co., Ltd.	172,346	1,202,631
Hyundai Home Shopping Network Corp.	13,059	633,210
Hyundai Mipo Dockyard Co., Ltd.	30,275	2,009,353
Hyundai Wia Corp.	52,736	2,675,507
Innocean Worldwide, Inc.	12,984	539,943
Interpark Holdings Corp.	141,658	692,768
INTOPS Co., Ltd.	25,835	706,925
IS Dongseo Co., Ltd. *	20,422	898,510
JB Financial Group Co., Ltd.	287,793	1,967,529
Kakao Corp.	16,192	1,267,241
Kangwon Land, Inc. *	121,144	2,670,035
KCC Corp.	7,959	2,194,376

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
KEPCO Plant Service & Engineering Co., Ltd. *	37,376	1,150,174
KIWOOM Securities Co., Ltd. *	6,190	522,548
Kolon Corp.	33,246	804,640
Kolon Industries, Inc.	47,185	2,299,697
Korea Aerospace Industries Ltd. *	50,800	1,567,497
Korea Electric Terminal Co., Ltd.	12,422	601,289
Korea Investment Holdings Co., Ltd. *	25,777	1,697,957
Korea Petrochemical Ind Co., Ltd. *	8,099	1,145,116
Korean Reinsurance Co.	218,005	1,751,510
Kumho Petrochemical Co., Ltd. *	18,856	2,517,061
Kumho Tire Co., Inc. *	238,238	788,612
KUMHOE&C Co., Ltd. *	65,354	584,319
Kwang Dong Pharmaceutical Co., Ltd.	112,218	680,392
LF Corp.	78,495	1,168,595
LG Hausys Ltd.	23,949	1,095,517
LG HelloVision Co., Ltd.	143,124	593,994
LG Innotek Co., Ltd.	19,978	5,433,365
Lotte Chilsung Beverage Co., Ltd.	6,331	866,178
Lotte Corp.	30,574	738,699
LOTTE Fine Chemical Co., Ltd.	27,617	1,821,456
Lotte Food Co., Ltd.	2,040	531,908
LOTTE Himart Co., Ltd.	83,523	1,611,622
LS Corp.	63,558	2,574,354
LS Electric Co., Ltd.	27,930	997,707
LX International Corp.	121,657	2,989,948
Mando Corp.	57,662	2,174,884
Meritz Financial Group, Inc.	61,428	1,882,665
Meritz Fire & Marine Insurance Co., Ltd.	156,189	5,339,018
Meritz Securities Co., Ltd.	324,257	1,580,360
Mirae Asset Daewoo Co., Ltd.	156,423	1,143,559
NCSoft Corp.	4,200	1,549,216
Netmarble Corp.	6,035	514,482
Nexen Tire Corp. *	130,450	682,439
NH Investment & Securities Co., Ltd. *	117,167	1,125,528
NHN Corp. *	19,193	566,683
NICE Holdings Co., Ltd.	44,792	622,137
NongShim Co., Ltd.	6,380	1,629,026
OCI Co., Ltd.	28,453	2,484,771
Orion Corp.	18,258	1,389,451
Ottogi Corp.	1,974	710,893
Pan Ocean Co., Ltd.	215,904	1,179,764
Partron Co., Ltd.	96,014	918,336
Poongsan Corp.	68,702	1,817,045
S-1 Corp.	25,992	1,508,913
Samsung Card Co., Ltd.	58,933	1,575,827
Samsung Engineering Co., Ltd. *	113,169	2,183,658
Samsung Heavy Industries Co., Ltd. *	686,516	3,323,095
Samsung Securities Co., Ltd.	44,616	1,569,640
SAMT Co., Ltd.	200,850	686,567
Samyang Corp.	12,315	528,510
Samyang Holdings Corp.	16,507	1,140,876
Seah Besteel Corp.	54,466	799,538
Sebang Global Battery Co., Ltd.	11,844	626,505
Seohan Co., Ltd. *	447,279	567,306
Seoul Semiconductor Co., Ltd. *	58,892	651,444
Seoyon Co., Ltd. *	59,633	580,285
Seoyon E-Hwa Co., Ltd. *	103,445	593,646
SFA Engineering Corp.	27,241	851,883
Shinsegae, Inc.	13,392	2,912,636
SK Chemicals Co., Ltd.	5,923	615,773
SK Discovery Co., Ltd.	24,188	815,755
SK Gas Ltd.	13,355	1,321,782
SK Networks Co., Ltd.	813,627	2,984,235
SKC Co., Ltd.	10,697	1,223,302
SL Corp. *	25,309	498,876
SNT Motiv Co., Ltd.	14,760	529,094
SSANGYONG C&E Co., Ltd.	95,999	605,208
SECURITY	NUMBER OF SHARES	VALUE ($)
Sungwoo Hitech Co., Ltd.	279,280	1,118,421
Taekwang Industrial Co., Ltd. *	2,641	2,229,480
Tongyang, Inc. *	494,335	575,597
Unid Co., Ltd.	7,873	566,403
WONIK IPS Co., Ltd.	19,183	571,972
Young Poong Corp. *	1,700	927,517
Youngone Corp. *	50,653	1,790,454
Yuhan Corp.	26,288	1,270,290
		198,036,559

Singapore 1.6%
Ascendas Real Estate Investment Trust	1,121,667	2,288,863
Ascott Residence Trust	1,309,070	993,290
CapitaLand Integrated Commercial Trust	1,451,730	2,256,547
City Developments Ltd.	580,631	3,045,484
First Resources Ltd.	572,035	775,384
Genting Singapore Ltd.	5,689,696	3,227,423
Golden Agri-Resources Ltd.	23,555,685	4,945,575
Keppel Infrastructure Trust	3,286,340	1,307,322
Mapletree Commercial Trust	670,331	893,808
Mapletree Industrial Trust	475,617	896,961
Mapletree Logistics Trust	704,018	907,607
Mapletree North Asia Commercial Trust	1,202,307	956,567
NetLink NBN Trust	1,210,585	851,677
SATS Ltd. *	588,107	1,719,978
Sembcorp Industries Ltd.	1,313,887	2,429,450
Sembcorp Marine Ltd. *	13,092,217	800,511
Singapore Exchange Ltd.	320,119	2,202,594
Singapore Press Holdings Ltd.	2,429,627	4,170,342
Singapore Technologies Engineering Ltd.	1,188,716	3,345,166
StarHub Ltd.	1,348,413	1,241,678
Suntec Real Estate Investment Trust	897,342	1,070,901
UOL Group Ltd.	362,742	1,865,217
		42,192,345

Spain 1.4%
Abengoa S.A., B Shares *(b)	192,522,094	0
Acerinox S.A.	291,443	3,733,414
Almirall S.A.	45,089	594,560
Applus Services S.A.	220,459	2,016,862
Atresmedia Corp de Medios de Comunicaion S.A.	161,269	701,002
Cellnex Telecom S.A.	27,478	1,254,285
Cia de Distribucion Integral Logista Holdings S.A.	71,371	1,299,458
Cie Automotive S.A.	47,524	1,277,893
Construcciones y Auxiliar de Ferrocarriles S.A.	20,766	730,053
Ebro Foods S.A.	116,450	2,163,377
Ence Energia y Celulosa S.A. *	254,908	815,991
Faes Farma S.A.	221,378	848,896
Gestamp Automocion S.A.	419,830	1,740,975
Grupo Catalana Occidente S.A.	49,223	1,597,803
Indra Sistemas S.A. *	105,022	1,212,637
Inmobiliaria Colonial Socimi S.A.	99,257	841,716
Mediaset Espana Comunicacion S.A. *	364,068	1,874,495
Melia Hotels International S.A. *	175,880	1,332,267
Merlin Properties Socimi S.A.	162,961	1,834,040
Obrascon Huarte Lain S.A. *	1,322,796	1,331,246
Prosegur Cash S.A.	828,340	630,806
Prosegur Cia de Seguridad S.A.	653,830	1,574,515
Sacyr S.A.	641,403	1,508,568
Siemens Gamesa Renewable Energy S.A. *	89,358	2,080,607
Tecnicas Reunidas S.A. *(a)	79,154	651,235
Unicaja Banco S.A.	2,272,466	2,140,217

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Viscofan S.A.	30,406	1,888,607
Zardoya Otis S.A.	151,531	1,196,504
		38,872,029

Sweden 2.9%
AAK AB	105,143	1,926,690
AddTech AB, B Shares	46,533	774,054
AFRY AB	59,598	1,145,460
Arjo AB, B Shares	104,956	908,532
Attendo AB *	180,014	616,055
Axfood AB	95,206	2,509,721
Beijer Ref AB	51,443	783,238
Betsson AB, B Shares *	169,146	1,011,664
Bilia AB, A Shares	100,293	1,315,534
BillerudKorsnas AB	180,307	2,551,334
Bonava AB, B Shares	138,891	998,469
Bravida Holding AB	130,346	1,597,872
Castellum AB	128,965	2,891,335
Clas Ohlson AB, B Shares	70,660	797,323
Cloetta AB, B Shares	293,148	740,464
Concentric AB	27,836	632,623
Coor Service Management Holding AB	107,417	830,251
Dometic Group AB	182,500	1,779,714
Dustin Group AB	59,797	516,988
Electrolux Professional AB, B Shares *	119,810	698,813
Elekta AB, B Shares (a)	146,003	1,273,129
Evolution AB	4,513	526,362
Fabege AB	70,387	1,058,989
Fastighets AB Balder, B Shares *	14,087	885,382
Fingerprint Cards AB, B Shares *	241,055	426,396
Getinge AB, B Shares	90,012	3,534,408
Granges AB	118,489	1,279,272
Hexpol AB	191,655	1,990,018
Holmen AB, B Shares	62,530	3,097,945
Indutrade AB	70,421	1,578,060
International Petroleum Corp. *	192,931	1,367,537
Intrum AB	53,114	1,370,310
Inwido AB	46,852	730,713
JM AB	69,315	2,167,241
Kinnevik AB, B Shares *	74,245	1,912,331
L E Lundbergfortagen AB, B Shares	37,103	1,811,475
Lifco AB, B Shares	42,002	964,806
Lindab International AB	45,535	1,099,996
Loomis AB	109,684	3,104,045
Mekonomen AB *	43,920	545,847
Modern Times Group MTG AB, B Shares *	49,505	642,534
Mycronic AB	25,634	493,766
NCC AB, B Shares	116,537	1,645,905
Nibe Industrier AB, B Shares	180,195	1,621,301
Nobia AB	215,336	953,682
Nolato AB, B Shares	71,319	678,567
Nordic Entertainment Group AB, B Shares *	16,647	571,115
Pandox AB *	59,214	871,440
Peab AB, B Shares	248,901	2,428,830
Ratos AB, B Shares	310,138	1,665,995
Resurs Holding AB	175,598	509,406
Saab AB, B Shares	99,728	3,023,053
SAS AB *(a)	7,491,015	759,086
Scandic Hotels Group AB *(a)	311,509	1,395,127
Solid Forsakring AB *	16,196	83,123
Sweco AB, B Shares	83,415	1,177,224
Swedish Orphan Biovitrum AB *	56,958	1,173,474
Tethys Oil AB	97,753	701,180
Thule Group AB	31,093	1,236,710
Wallenstam AB, B Shares	39,387	581,737
SECURITY	NUMBER OF SHARES	VALUE ($)
Wihlborgs Fastigheter AB	44,515	885,753
		78,849,404

Switzerland 3.2%
Allreal Holding AG	9,443	2,048,239
ALSO Holding AG *	3,676	989,669
ams-OSRAM AG *	101,718	1,589,881
Arbonia AG	52,634	1,167,477
Aryzta AG *	2,202,587	2,511,206
Autoneum Holding AG *	6,708	1,117,939
Banque Cantonale Vaudoise	14,874	1,272,668
Belimo Holding AG	2,892	1,538,281
BKW AG	13,220	1,668,621
Bobst Group S.A. *	9,309	848,256
Bucher Industries AG	5,287	2,350,034
Burckhardt Compression Holding AG	1,887	929,668
Bystronic AG	1,181	1,377,372
Cembra Money Bank AG	21,287	1,471,029
Daetwyler Holding AG	2,845	981,462
dormakaba Holding AG	2,306	1,276,852
Emmi AG	1,566	1,828,095
EMS-Chemie Holding AG	2,598	2,572,656
Flughafen Zuerich AG *	14,276	2,567,486
Forbo Holding AG	782	1,343,323
Galenica AG	52,139	3,682,606
GAM Holding AG *	902,828	1,129,704
Helvetia Holding AG	33,547	4,088,021
Huber & Suhner AG	16,895	1,629,743
Implenia AG *	54,414	1,367,690
Inficon Holding AG	680	801,962
Interroll Holding AG	156	579,824
Komax Holding AG *	2,682	708,613
Landis & Gyr Group AG *	31,805	2,078,271
Logitech International S.A.	38,697	2,906,124
Medmix AG *	19,544	723,434
Mobimo Holding AG *	3,278	1,100,468
OC Oerlikon Corp. AG	198,207	1,771,538
PSP Swiss Property AG	12,564	1,626,904
Rieter Holding AG *	4,906	873,770
Schweiter Technologies AG	861	1,114,903
SFS Group AG	12,348	1,811,587
Siegfried Holding AG *	1,244	939,661
SIG Combibloc Group AG *	148,983	3,358,187
Softwareone Holding AG *	49,830	903,778
St. Galler Kantonalbank AG	1,513	742,111
Stadler Rail AG (a)	28,224	1,089,029
Straumann Holding AG	1,201	1,910,578
Sulzer AG	17,549	1,483,378
Tecan Group AG	2,298	996,397
Temenos AG	10,189	1,028,617
u-blox Holding AG *	10,528	746,467
Valiant Holding AG	12,187	1,268,580
Valora Holding AG *	7,827	1,550,982
VAT Group AG	4,676	1,775,703
Vetropack Holding AG	14,624	745,984
Vifor Pharma AG	28,976	5,089,631
Vontobel Holding AG	14,985	1,187,432
Zehnder Group AG	8,248	712,918
Zur Rose Group AG *	1,550	271,328
		85,246,137

United Kingdom 9.9%
4imprint Group plc	19,331	702,903
888 Holdings plc	146,312	475,473
AG Barr plc	91,761	636,532
Airtel Africa plc	1,572,632	2,998,424

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Ascential plc *	168,600	741,546
Ashmore Group plc	254,621	860,927
Auto Trader Group plc	165,388	1,471,260
Avast plc	134,450	1,133,984
AVEVA Group plc	15,774	527,003
B&M European Value Retail S.A.	475,748	3,864,481
Babcock International Group plc *	911,749	4,049,255
Bank of Georgia Group plc	45,369	802,318
Beazley plc	534,653	3,232,474
Biffa plc	250,084	1,090,539
Big Yellow Group plc	40,790	774,430
Bodycote plc	210,998	2,110,560
Brewin Dolphin Holdings plc	229,658	910,565
Britvic plc	208,305	2,378,488
C&C Group plc *	392,430	1,109,953
Capita plc *	3,452,472	1,297,060
Card Factory plc *	2,137,352	1,415,256
Centamin plc	1,816,044	2,417,185
Chemring Group plc	203,654	845,718
Cineworld Group plc *(a)	3,802,044	2,046,169
Clarkson plc	16,409	728,756
Close Brothers Group plc	145,148	2,280,551
Coats Group plc	1,534,932	1,262,471
Computacenter plc	55,528	2,032,489
ConvaTec Group plc	889,158	2,150,433
Costain Group plc *	1,477,002	868,014
Countryside Properties plc *	320,088	1,306,473
Cranswick plc	54,200	2,556,936
Crest Nicholson Holdings plc	526,789	2,181,245
De La Rue plc *	314,430	481,795
Dechra Pharmaceuticals plc	13,222	730,559
Derwent London plc	29,777	1,216,179
Diploma plc	31,777	1,140,108
Domino's Pizza Group plc	182,936	895,909
Dunelm Group plc	61,235	985,124
Electrocomponents plc	193,853	2,573,713
Elementis plc *	770,418	1,333,484
Endeavour Mining plc	42,499	1,134,759
Entain plc *	152,093	3,436,553
Essentra plc	472,018	1,934,824
Euromoney Institutional Investor plc	95,920	1,167,315
Ferrexpo plc	366,682	831,473
Flutter Entertainment plc *	22,052	3,194,055
Forterra plc	229,547	737,648
Frasers Group plc *	211,016	1,802,128
Fresnillo plc	132,913	1,281,523
Games Workshop Group plc	7,208	722,932
Genuit Group plc	122,516	840,012
Genus plc	13,267	583,873
Grafton Group plc	243,001	3,534,347
Grainger plc	270,053	1,021,085
Great Portland Estates plc	127,728	1,166,235
Greencore Group plc *	837,848	1,501,909
Greggs plc	61,688	2,131,325
Halfords Group plc	408,599	1,524,101
Halma plc	86,700	2,804,711
Hammerson plc (a)	1,832,953	910,211
Harbour Energy plc *	494,291	2,640,923
Hargreaves Lansdown plc	103,512	1,575,676
Hikma Pharmaceuticals plc	91,978	2,570,662
Hill & Smith Holdings plc	54,902	1,038,674
Hilton Food Group plc	59,013	850,401
Hiscox Ltd.	236,980	2,931,029
Hochschild Mining plc	339,493	528,853
HomeServe plc	147,497	1,332,885
Howden Joinery Group plc	346,550	3,967,241
Hunting plc	351,879	1,104,793
Ibstock plc	526,527	1,261,045
SECURITY	NUMBER OF SHARES	VALUE ($)
IG Group Holdings plc	314,620	3,299,036
IMI plc	177,460	3,483,506
Indivior plc *	636,050	2,396,405
Intermediate Capital Group plc	84,687	1,947,598
Intu Properties plc *(a)(b)	11,806,310	0
Investec plc	273,669	1,499,259
IWG plc *	699,941	2,630,549
J.D. Sports Fashion plc	842,409	1,706,757
J.D. Wetherspoon plc *	93,277	1,096,353
John Menzies plc *	194,148	1,466,605
Jupiter Fund Management plc	584,146	1,645,934
Just Group plc *	1,826,515	2,059,836
Kier Group plc *	1,780,644	2,221,937
Lancashire Holdings Ltd.	185,452	1,173,981
Man Group plc	1,540,426	3,989,054
Marshalls plc	108,050	926,398
Marston's plc *	1,709,694	1,788,160
Mediclinic International plc *	549,084	2,423,854
Mitchells & Butlers plc *	520,824	1,661,784
Moneysupermarket.com Group plc	499,004	1,399,336
Morgan Advanced Materials plc	349,572	1,425,877
Morgan Sindall Group plc	64,695	2,013,866
National Express Group plc *	982,815	3,149,038
NewRiver REIT plc	637,499	758,708
Ocado Group plc *	40,038	737,589
OSB Group plc	192,784	1,294,634
Oxford Instruments plc	22,769	814,166
Pagegroup plc	357,585	2,753,994
Paragon Banking Group plc	202,913	1,376,267
PayPoint plc	93,500	748,958
Petrofac Ltd. *	1,607,154	2,300,879
Petropavlovsk plc *	2,938,613	315,431
Pets at Home Group plc	356,562	1,745,266
Phoenix Group Holdings plc	295,042	2,448,869
Playtech plc *	427,651	3,827,252
Plus500 Ltd.	117,750	2,204,766
Premier Foods plc	853,777	1,257,820
Provident Financial plc *	670,237	2,607,944
PZ Cussons plc	202,954	573,220
QinetiQ Group plc	553,628	2,172,037
Quilter plc	404,595	704,097
Rathbone Brothers plc	32,127	713,842
Reach plc	287,145	876,505
Redde Northgate plc	471,527	2,394,662
Redrow plc	350,865	2,717,304
Renishaw plc	13,853	873,230
Rhi Magnesita N.V.	28,273	1,055,360
Rightmove plc	137,181	1,238,006
Rotork plc	479,185	1,984,134
Sabre Insurance Group plc	270,879	755,980
Safestore Holdings plc	55,162	942,194
Saga plc *	422,457	1,592,798
Savills plc	117,957	2,014,763
Schroders plc	64,386	2,646,988
Segro plc	152,563	2,664,190
Senior plc *	1,196,871	2,253,081
Serco Group plc	1,127,067	2,011,283
SIG plc *	1,878,818	984,666
Softcat plc	30,923	646,429
Spectris plc	83,154	3,130,708
Spirax-Sarco Engineering plc	16,228	2,600,896
Spirent Communications plc	268,672	875,993
SSP Group plc *	871,930	3,265,226
St. James's Place plc	198,309	3,734,450
Stagecoach Group plc *	1,217,014	1,404,319
SThree plc	197,851	1,168,053
Superdry plc *	184,367	485,349
Synthomer plc	269,258	1,036,143

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
TBC Bank Group plc	42,721	688,998
Ted Baker plc *	347,548	482,178
Telecom Plus plc	74,924	1,457,675
The British Land Co., plc	564,688	4,012,623
The Go-Ahead Group plc *	206,328	1,840,991
The Restaurant Group plc *	793,321	1,043,150
The Unite Group plc	55,302	792,472
The Weir Group plc	142,085	3,016,920
TP ICAP Group plc	736,326	1,184,571
Tritax Big Box REIT plc	252,902	798,786
Tullow Oil plc *	1,466,370	1,057,336
Tyman plc	208,064	960,345
Ultra Electronics Holdings plc	50,630	2,180,644
Vesuvius plc	348,879	1,853,710
Victrex plc	56,065	1,465,388
Virgin Money UK plc	293,329	732,835
Vistry Group plc	205,043	2,756,668
WH Smith plc *	114,554	2,498,441
Wizz Air Holdings plc *	18,244	833,262
Workspace Group plc	64,856	673,104
		265,123,612
Total Common Stocks (Cost $2,408,386,347)		2,661,940,592

PREFERRED STOCKS 0.3% OF NET ASSETS

Germany 0.2%
Draegerwerk AG & Co. KGaA	21,946	1,255,905
Jungheinrich AG	44,491	1,628,098
Sartorius AG	2,281	1,009,949
Schaeffler AG	239,209	1,614,765
Sixt SE	16,095	1,314,264
		6,822,981

Italy 0.1%
Danieli & C Officine Meccaniche S.p.A. - RSP	102,919	1,629,941

Republic of Korea 0.0%
Mirae Asset Securities Co., Ltd.	44,574	165,899
Total Preferred Stocks (Cost $8,539,825)		8,618,821

RIGHTS 0.0% OF NET ASSETS

Italy 0.0%
Banca Popolare di Sondrio Scarl
expires 03/07/22, strike EUR 3.75 *(b)	637,506	4
Total Rights (Cost $0)		4
SECURITY	NUMBER OF SHARES	VALUE ($)
WARRANTS 0.0% OF NET ASSETS

Italy 0.0%
Webuild S.p.A.
expires 08/02/30 *(a)(b)	37,091	70,240
Total Warrants (Cost $0)		70,240

SHORT-TERM INVESTMENTS 2.0% OF NET ASSETS

Money Market Funds 2.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (c)	4,427,619	4,427,619
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (c)(d)	47,323,459	47,323,459
		51,751,078
Total Short-Term Investments (Cost $51,751,078)		51,751,078
Total Investments in Securities (Cost $2,468,677,250)		2,722,380,735

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI EAFE Index, expires 03/18/22	177	19,114,230	(824,453)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $44,426,343.
(b)	Fair valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Savings Shares)
EUR —	Euro

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$1,361,710,909	$—	$—	$1,361,710,909
Hong Kong	98,910,802	—	0*	98,910,802
Japan	885,135,933	—	1,512,022	886,647,955
Luxembourg	—	—	0*	0
Portugal	10,675,285	—	0*	10,675,285
Spain	38,872,029	—	0*	38,872,029
United Kingdom	265,123,612	—	0*	265,123,612
Preferred Stocks[1]	8,618,821	—	—	8,618,821
Rights [1]
Italy	—	—	4	4
Warrants [1]
Italy	—	—	70,240	70,240
Short-Term Investments[1]	51,751,078	—	—	51,751,078
Liabilities
Futures Contracts[2]	(824,453)	—	—	(824,453)
Total	$2,719,974,016	$—	$1,582,266	$2,721,556,282

*	Level 3 amount shown includes securities determined to have no value at February 28, 2022.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Small Company Index ETF
Statement of Assets and Liabilities

As of February 28, 2022
Assets
Investments in securities, at value - unaffiliated (cost $2,468,677,250) including securities on loan of $44,426,343		$2,722,380,735
Foreign currency, at value (cost $709,432)		707,545
Deposit with broker for futures contracts		833,775
Receivables:
Dividends		6,241,852
Investments sold		2,794,108
Foreign tax reclaims		1,323,134
Income from securities on loan	+	149,764
Total assets		2,734,430,913
Liabilities
Collateral held for securities on loan		47,323,459
Payables:
Management fees		803,814
Variation margin on futures contracts	+	349,951
Total liabilities		48,477,224
Net assets		$2,685,953,689
Net Assets by Source
Capital received from investors		$2,617,476,452
Total distributable earnings	+	68,477,237
Net assets		$2,685,953,689

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,685,953,689		74,900,000		$35.86

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Small Company Index ETF
Statement of Operations

For the period March 1, 2021 through February 28, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $7,234,632)		$59,231,171
Securities on loan, net	+	2,038,612
Total investment income		61,269,783
Expenses
Management fees		10,413,381
Professional fees	+	4,588*
Total expenses		10,417,969
Expense reduction by investment adviser	–	4,588*
Net expenses	–	10,413,381
Net investment income		50,856,402
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains on sales of securities - unaffiliated		5,277,972
Net realized gains on sales of in-kind redemptions - unaffiliated		55,418,944
Net realized gains on futures contracts		490,813
Net realized losses on foreign currency transactions	+	(279,973)
Net realized gains		60,907,756
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(88,560,194)
Net change in unrealized appreciation (depreciation) on futures contracts		(622,338)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(33,075)
Net change in unrealized appreciation (depreciation)	+	(89,215,607)
Net realized and unrealized losses		(28,307,851)
Increase in net assets resulting from operations		$22,548,551

*	Professional fees associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2 (d) and 4 for additional information.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	3/1/21-2/28/22		3/1/20-2/28/21
Net investment income		$50,856,402	$33,663,568
Net realized gains (losses)		60,907,756	(13,565,450)
Net change in unrealized appreciation (depreciation)	+	(89,215,607)	487,117,080
Increase in net assets resulting from operations		$22,548,551	$507,215,198
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($68,417,380)	($38,178,680)

TRANSACTIONS IN FUND SHARES
	3/1/21-2/28/22			3/1/20-2/28/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		13,600,000	$522,848,782	5,400,000	$162,294,485
Shares redeemed	+	(2,200,000)	(83,941,621)	(8,500,000)	(238,718,494)
Net transactions in fund shares		11,400,000	$438,907,161	(3,100,000)	($76,424,009)
SHARES OUTSTANDING AND NET ASSETS
	3/1/21-2/28/22			3/1/20-2/28/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		63,500,000	$2,292,915,357	66,600,000	$1,900,302,848
Total increase (decrease)	+	11,400,000	393,038,332	(3,100,000)	392,612,509
End of period		74,900,000	$2,685,953,689	63,500,000	$2,292,915,357

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental Emerging Markets Large Company Index ETF
Financial Statements
FINANCIAL HIGHLIGHTS
	3/1/21– 2/28/22	3/1/20– 2/28/21	3/1/19– 2/29/20	3/1/18– 2/28/19	3/1/17– 2/28/18
Per-Share Data
Net asset value at beginning of period	$29.64	$25.54	$28.08	$31.22	$26.06
Income (loss) from investment operations:
Net investment income (loss)[1]	1.36	0.79	1.02	0.85	0.71
Net realized and unrealized gains (losses)	(0.41)	4.02	(2.53)	(3.20)	5.06
Total from investment operations	0.95	4.81	(1.51)	(2.35)	5.77
Less distributions:
Distributions from net investment income	(1.34)	(0.71)	(1.03)	(0.79)	(0.61)
Net asset value at end of period	$29.25	$29.64	$25.54	$28.08	$31.22
Total return	2.97%	19.12%	(5.74%)	(7.36%)	22.32%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%
Net investment income (loss)	4.29%	3.11%	3.61%	2.99%	2.48%
Portfolio turnover rate[2]	20%	25%	32%	33%	14%
Net assets, end of period (x 1,000)	$4,825,566	$3,805,524	$2,574,297	$2,341,576	$2,200,763

[1]	Calculated based on the average shares outstanding during the period.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings  as of February 28, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 94.4% OF NET ASSETS

Brazil 7.0%
Ambev S.A.	6,027,825	17,784,991
B3 S.A. - Brasil Bolsa Balcao	2,612,847	7,394,706
Banco Bradesco S.A.	3,175,885	10,517,033
Banco do Brasil S.A.	4,257,244	29,096,718
BRF S.A. *	1,746,461	5,664,802
CCR S.A.	2,763,159	6,307,578
Centrais Eletricas Brasileiras S.A.	828,719	5,593,214
Cia Brasileira de Distribuicao	491,995	2,225,185
Cia de Saneamento Basico do Estado de Sao Paulo	992,589	7,978,553
Cia Energetica de Minas Gerais	578,261	1,911,560
Cielo S.A.	9,784,112	4,880,946
Cogna Educacao *	9,927,819	4,355,236
Embraer S.A. *	1,739,645	5,943,233
IRB Brasil Resseguros S.A. *	6,888,950	4,091,889
Itau Unibanco Holding S.A.	1,265,482	5,362,399
JBS S.A.	3,007,653	20,953,213
Petroleo Brasileiro S.A.	11,654,912	82,281,412
Sendas Distribuidora S.A.	1,154,268	3,015,790
Suzano S.A.	505,741	5,406,207
Telefonica Brasil S.A.	880,383	8,573,639
TIM S.A.	2,396,517	6,331,230
Ultrapar Participacoes S.A.	5,179,175	14,888,985
Vale S.A.	3,558,467	63,741,160
Vibra Energia S.A.	3,225,017	14,767,582
		339,067,261

Chile 0.8%
Banco de Chile	59,381,619	6,334,139
Cencosud S.A.	5,301,863	9,805,912
Empresas CMPC S.A.	2,405,008	3,995,436
Empresas COPEC S.A.	1,185,484	9,247,610
Enel Americas S.A.	53,470,879	6,290,296
Falabella S.A.	1,494,209	4,944,350
		40,617,743

China 28.2%
Agile Group Holdings Ltd. (a)	5,991,717	2,729,886
Agricultural Bank of China Ltd., A Shares	22,749,400	10,743,774
Agricultural Bank of China Ltd., H Shares	72,180,068	27,343,384
Alibaba Group Holding Ltd. *	3,218,607	42,921,900
Anhui Conch Cement Co., Ltd., A Shares	416,200	2,658,140
Anhui Conch Cement Co., Ltd., H Shares	1,733,385	9,295,063
BAIC Motor Corp., Ltd., H Shares	21,685,790	7,548,965
Baidu, Inc., ADR *	142,064	21,656,236
Bank of China Ltd., A Shares	14,192,200	6,972,396
Bank of China Ltd., H Shares	191,867,627	74,648,065
SECURITY	NUMBER OF SHARES	VALUE ($)
Bank of Communications Co., Ltd., A Shares	8,211,700	6,220,591
Bank of Communications Co., Ltd., H Shares	20,135,881	13,812,704
Beijing Enterprises Holdings Ltd.	1,552,545	5,295,228
BYD Co., Ltd., A Shares	27,300	1,079,886
BYD Co., Ltd., H Shares	166,182	5,049,030
China Cinda Asset Management Co., Ltd., H Shares	35,504,998	6,406,958
China CITIC Bank Corp., Ltd., A Shares	2,339,900	1,705,791
China CITIC Bank Corp., Ltd., H Shares	28,032,036	13,166,307
China Communications Services Corp., Ltd., H Shares	12,068,189	6,625,866
China Construction Bank Corp., A Shares	1,835,000	1,753,574
China Construction Bank Corp., H Shares	239,837,569	179,869,736
China Everbright Bank Co., Ltd., A Shares	7,816,800	4,137,577
China Everbright Bank Co., Ltd., H Shares	7,774,007	2,885,268
China Evergrande Group	25,451,511	5,211,669
China Gas Holdings Ltd.	2,120,875	3,354,879
China Hongqiao Group Ltd.	5,647,676	7,849,516
China Jinmao Holdings Group Ltd.	16,909,932	5,626,761
China Life Insurance Co., Ltd., A Shares	175,900	802,282
China Life Insurance Co., Ltd., H Shares	4,151,478	6,885,746
China Longyuan Power Group Corp., Ltd., H Shares	3,175,567	6,502,562
China Mengniu Dairy Co., Ltd. *	1,343,828	8,728,166
China Merchants Bank Co., Ltd., A Shares	1,180,600	9,317,572
China Merchants Bank Co., Ltd., H Shares	2,859,741	24,082,184
China Minsheng Banking Corp., Ltd., A Shares	9,677,000	5,996,366
China Minsheng Banking Corp., Ltd., H Shares	25,316,537	9,849,658
China National Building Material Co., Ltd., H Shares	13,347,016	17,115,720
China Oriental Group Co., Ltd.	21,840,618	6,345,035
China Overseas Land & Investment Ltd.	10,290,779	31,410,865
China Pacific Insurance Group Co., Ltd., A Shares	271,600	1,138,051
China Pacific Insurance Group Co., Ltd., H Shares	1,603,568	4,463,648
China Petroleum & Chemical Corp., A Shares	16,028,600	10,999,023
China Petroleum & Chemical Corp., H Shares	179,202,298	88,526,674
China Railway Group Ltd., A Shares	5,037,800	4,957,962

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
China Railway Group Ltd., H Shares	12,739,954	7,483,828
China Resources Land Ltd.	4,425,742	21,523,503
China Resources Power Holdings Co., Ltd.	6,843,677	15,204,862
China Shenhua Energy Co., Ltd., A Shares	1,230,400	4,921,600
China Shenhua Energy Co., Ltd., H Shares	8,627,771	23,739,979
China State Construction Engineering Corp., Ltd., A Shares	10,318,600	8,323,562
China Taiping Insurance Holdings Co., Ltd.	3,485,778	4,117,605
China Tower Corp., Ltd., H Shares	62,739,332	7,306,755
China Vanke Co., Ltd., A Shares	1,261,400	3,838,174
China Vanke Co., Ltd., H Shares	3,584,799	8,496,676
CITIC Ltd.	22,112,256	25,780,700
Country Garden Holdings Co., Ltd.	17,422,573	13,512,266
Dongfeng Motor Group Co., Ltd., H Shares	7,930,294	6,810,125
ENN Energy Holdings Ltd.	415,534	6,030,633
Fosun International Ltd.	5,622,047	6,094,262
Geely Automobile Holdings Ltd.	3,810,553	7,032,286
Guangzhou R&F Properties Co., Ltd., H Shares (a)	13,224,207	5,618,896
Hengan International Group Co., Ltd.	1,089,347	5,778,752
Huaneng Power International, Inc., A Shares	2,123,400	2,951,223
Huaneng Power International, Inc., H Shares	18,443,494	10,787,049
Industrial & Commercial Bank of China Ltd., A Shares	11,720,000	8,655,341
Industrial & Commercial Bank of China Ltd., H Shares	175,112,892	104,659,407
Industrial Bank Co., Ltd., A Shares	2,452,200	8,576,871
JD.com, Inc., A Shares *	579,500	20,706,759
Jiangxi Copper Co., Ltd., A Shares	430,800	1,512,920
Jiangxi Copper Co., Ltd., H Shares	3,631,364	6,524,995
Jinmao Property Services Co., Ltd. *(b)	254,198	254,729
Kingboard Holdings Ltd.	1,741,274	8,122,840
Kunlun Energy Co., Ltd.	8,575,825	8,385,183
Legend Holdings Corp., H Shares	3,450,269	4,848,401
Longfor Group Holdings Ltd.	1,824,946	9,762,692
Meituan, B Shares *	162,558	3,582,488
NetEase, Inc.	651,866	12,722,470
PetroChina Co., Ltd., H Shares	83,395,115	44,506,140
PICC Property & Casualty Co., Ltd., H Shares	19,618,397	20,713,846
Ping An Insurance Group Co. of China Ltd., A Shares	863,100	6,943,099
Ping An Insurance Group Co. of China Ltd., H Shares	6,738,976	52,092,370
Postal Savings Bank of China Co., Ltd., H Shares	11,775,909	9,660,414
SAIC Motor Corp., Ltd., A Shares	2,158,000	6,193,563
Shanghai Pudong Development Bank Co., Ltd., A Shares	5,470,600	7,273,904
Shenzhou International Group Holdings Ltd.	236,115	3,967,634
Shimao Group Holdings Ltd.	4,925,896	2,944,051
Sinopec Shanghai Petrochemical Co., Ltd., A Shares	2,009,500	1,292,959
Sinopec Shanghai Petrochemical Co., Ltd., H Shares	18,690,996	4,210,061
Sinopharm Group Co., Ltd., H Shares	4,705,506	11,369,768
Sunac China Holdings Ltd.	3,807,877	3,118,934
Tencent Holdings Ltd.	1,065,398	57,430,620
SECURITY	NUMBER OF SHARES	VALUE ($)
Vipshop Holdings Ltd., ADR *	444,309	3,852,159
Weichai Power Co., Ltd., A Shares	374,300	899,269
Weichai Power Co., Ltd., H Shares	2,386,832	4,032,172
Yankuang Energy Group Co., Ltd., A Shares	207,700	1,043,437
Yankuang Energy Group Co., Ltd., H Shares (a)	4,338,323	10,638,016
		1,359,540,912

Colombia 0.3%
Bancolombia S.A.	624,650	6,252,899
Ecopetrol S.A.	11,841,176	9,907,104
		16,160,003

Czech Republic 0.2%
CEZ A/S	270,724	10,317,216

Egypt 0.1%
Commercial International Bank Egypt S.A.E., GDR *	2,005,805	5,866,980

Greece 0.5%
Alpha Services and Holdings S.A. *	7,149,716	9,733,044
Hellenic Telecommunications Organization S.A.	362,180	7,241,053
Motor Oil Hellas Corinth Refineries S.A.	360,910	5,792,799
		22,766,896

Hungary 0.4%
MOL Hungarian Oil & Gas plc	1,630,799	12,805,898
OTP Bank Nyrt *	173,977	6,725,303
		19,531,201

India 9.8%
Axis Bank Ltd. *	1,124,834	11,083,006
Bharat Petroleum Corp., Ltd.	2,716,366	12,610,701
Bharti Airtel Ltd. *	1,242,174	11,317,594
Coal India Ltd.	4,999,549	11,250,188
GAIL India Ltd.	3,397,585	6,531,606
Grasim Industries Ltd.	373,836	7,930,945
HCL Technologies Ltd.	743,151	11,115,087
Hero MotoCorp Ltd.	183,614	6,178,627
Hindalco Industries Ltd.	2,226,634	16,955,191
Hindustan Petroleum Corp., Ltd.	3,547,829	12,866,310
Hindustan Unilever Ltd.	189,169	5,453,319
Housing Development Finance Corp., Ltd.	537,329	16,862,065
ICICI Bank Ltd.	640,817	6,316,530
Indian Oil Corp., Ltd.	13,495,712	20,597,988
Infosys Ltd.	2,007,071	45,699,340
ITC Ltd.	2,863,047	8,201,847
JSW Steel Ltd.	864,359	7,197,877
Larsen & Toubro Ltd.	363,216	8,757,725
Mahindra & Mahindra Ltd.	782,224	8,210,250
Maruti Suzuki India Ltd.	116,192	12,821,098
NTPC Ltd.	7,368,554	13,055,535
Oil & Natural Gas Corp., Ltd.	14,738,733	31,424,765
Power Grid Corp. of India Ltd.	2,829,287	7,853,550
Reliance Industries Ltd.	1,907,983	59,749,577
State Bank of India	1,962,083	12,582,747
Sun Pharmaceutical Industries Ltd.	640,104	7,169,233

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Tata Consultancy Services Ltd.	503,391	23,745,344
Tata Motors Ltd. *	3,753,330	22,617,864
Tata Motors Ltd., A Shares, DVR *	839,248	2,414,798
Tata Steel Ltd.	905,589	14,671,990
Tech Mahindra Ltd.	378,798	7,088,559
Vedanta Ltd.	3,455,617	17,441,470
Wipro Ltd.	892,557	6,583,937
		474,356,663

Indonesia 1.7%
PT Astra International Tbk	38,646,217	15,601,591
PT Bank Central Asia Tbk	16,539,642	9,267,357
PT Bank Mandiri (Persero) Tbk	22,698,181	12,165,100
PT Bank Rakyat Indonesia (Persero) Tbk	46,100,540	14,599,948
PT Telkom Indonesia (Persero) Tbk	81,913,586	24,744,551
PT United Tractors Tbk	3,498,445	6,063,290
		82,441,837

Kuwait 0.7%
Kuwait Finance House KSCP	2,504,516	7,808,002
Mobile Telecommunications Co. KSCP	3,808,695	7,798,517
National Bank of Kuwait SAKP	5,385,633	18,764,342
		34,370,861

Malaysia 1.9%
Axiata Group Berhad	8,700,172	8,143,784
CIMB Group Holdings Berhad	11,027,284	14,997,211
Genting Berhad	6,814,500	7,531,090
Malayan Banking Berhad	8,245,030	17,202,921
Petronas Chemicals Group Berhad	3,268,600	7,434,829
Public Bank Berhad	12,973,200	13,750,325
Tenaga Nasional Berhad	10,345,500	22,595,745
		91,655,905

Mexico 4.1%
Alfa S.A.B. de C.V., A Shares	15,215,853	11,423,526
America Movil S.A.B. de C.V., Series L	64,057,580	58,030,383
Cemex SAB de C.V., ADR *	3,121,876	15,921,568
Coca-Cola Femsa S.A.B. de C.V.	1,072,060	5,901,642
Fomento Economico Mexicano S.A.B. de C.V.	3,008,591	24,299,903
Grupo Bimbo S.A.B. de C.V., Series A	3,798,331	11,724,495
Grupo Financiero Banorte S.A.B. de C.V., O Shares	3,583,164	24,295,194
Grupo Mexico S.A.B. de C.V., Series B	3,344,457	17,198,194
Grupo Televisa S.A.B., Series CPO	3,353,793	7,205,751
Wal-Mart de Mexico S.A.B. de C.V.	5,964,405	22,739,613
		198,740,269

Philippines 0.1%
SM Investments Corp.	308,257	5,363,083

Qatar 0.6%
Ooredoo QPSC	3,272,758	6,898,769
Qatar National Bank QPSC	3,534,476	21,162,202
		28,060,971

SECURITY	NUMBER OF SHARES	VALUE ($)
Russia 3.0%
Alrosa PJSC (b)(c)	5,101,117	2,117,201
Gazprom PJSC (b)(c)	40,103,722	46,063,823
Inter RAO UES PJSC (b)(c)	163,997,565	2,255,696
LUKOIL PJSC (b)(c)	1,548,485	38,513,024
Magnit PJSC (b)(c)	213,464	3,193,631
MMC Norilsk Nickel PJSC (b)(c)	56,707	5,473,498
Mobile TeleSystems PJSC (b)(c)	2,722,155	3,087,301
Novatek PJSC (b)(c)	910,093	5,573,727
Novolipetsk Steel PJSC (b)(c)	2,244,152	2,030,729
Rosneft Oil Co. PJSC (b)(c)	4,831,508	7,181,774
ROSSETI PJSC (b)(c)	304,960,410	1,000,808
Sberbank of Russia PJSC (b)(c)	16,483,790	10,381,639
Severstal PAO (b)(c)	350,021	2,381,834
Sistema PJSC (b)(c)	13,190,680	792,692
Surgutneftegas PJSC (b)(c)	22,928,546	2,467,075
Tatneft PJSC (b)(c)	4,700,439	8,504,567
VTB Bank PJSC (b)(c)	12,998,250,000	1,237,646
		142,256,665

Saudi Arabia 3.3%
Al Rajhi Bank	468,400	20,025,951
Banque Saudi Fransi	543,662	7,694,766
Riyad Bank	1,101,294	10,420,859
Saudi Arabian Oil Co.	1,402,539	15,533,091
Saudi Basic Industries Corp.	1,331,813	44,231,655
Saudi Electricity Co.	1,252,852	9,216,812
Saudi Telecom Co.	606,983	18,443,922
The Saudi British Bank	743,420	7,668,618
The Saudi National Bank	1,383,496	25,149,779
		158,385,453

South Africa 7.3%
Absa Group Ltd.	1,871,874	21,397,691
AngloGold Ashanti Ltd.	506,692	11,918,616
Aspen Pharmacare Holdings Ltd.	466,861	6,072,743
Barloworld Ltd.	1,037,454	8,247,936
Bid Corp., Ltd.	571,478	11,553,453
FirstRand Ltd.	6,777,890	29,002,044
Gold Fields Ltd.	934,411	12,990,747
MTN Group Ltd. *	4,826,006	59,839,039
MultiChoice Group	918,966	7,494,457
Naspers Ltd., N Shares	71,575	8,932,504
Nedbank Group Ltd.	1,082,643	15,314,993
Old Mutual Ltd.	11,076,942	9,032,161
Sanlam Ltd.	2,119,210	8,867,699
Sappi Ltd. *	2,973,901	9,799,776
Sasol Ltd. *	2,178,684	49,430,502
Shoprite Holdings Ltd.	883,299	13,090,145
Sibanye Stillwater Ltd.	1,536,744	7,097,714
Standard Bank Group Ltd.	2,958,171	31,135,216
The Bidvest Group Ltd.	599,876	8,169,028
The SPAR Group Ltd.	418,182	4,440,401
Thungela Resources Ltd. *	220,185	1,957,691
Vodacom Group Ltd.	1,021,523	9,784,541
Woolworths Holdings Ltd.	1,833,867	5,993,223
		351,562,320

Taiwan 17.9%
Acer, Inc.	6,935,470	7,124,720
ASE Technology Holding Co., Ltd.	4,582,000	16,229,449
Asustek Computer, Inc.	1,602,176	21,230,904
AU Optronics Corp.	25,770,371	18,889,999
Catcher Technology Co., Ltd.	1,892,000	9,650,651

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Cathay Financial Holding Co., Ltd.	8,088,840	17,975,200
Cheng Shin Rubber Industry Co., Ltd.	3,683,000	4,676,825
China Steel Corp.	16,155,088	20,744,896
Chunghwa Telecom Co., Ltd.	4,379,764	19,449,995
Compal Electronics, Inc.	22,933,000	20,777,535
CTBC Financial Holding Co., Ltd.	17,810,809	17,248,563
Delta Electronics, Inc.	1,351,696	11,884,896
E.Sun Financial Holding Co., Ltd.	6,446,598	6,771,975
Far Eastern New Century Corp.	9,441,061	9,951,252
Far EasTone Telecommunications Co., Ltd.	2,488,588	6,151,566
First Financial Holding Co., Ltd.	8,343,655	7,648,722
Formosa Chemicals & Fibre Corp.	6,292,882	17,732,751
Formosa Petrochemical Corp.	2,610,704	9,107,432
Formosa Plastics Corp.	5,129,704	19,212,375
Foxconn Technology Co., Ltd.	2,674,858	6,087,246
Fubon Financial Holding Co., Ltd.	8,597,970	23,032,194
Hon Hai Precision Industry Co., Ltd.	37,216,928	136,734,210
Innolux Corp.	28,474,000	17,012,288
Inventec Corp.	11,323,646	10,360,318
Largan Precision Co., Ltd.	80,200	5,778,634
Lite-On Technology Corp.	3,869,229	9,440,174
MediaTek, Inc.	534,046	20,668,447
Mega Financial Holding Co., Ltd.	8,956,548	12,012,349
Nan Ya Plastics Corp.	7,084,588	22,162,239
Pegatron Corp.	9,715,234	23,945,877
Pou Chen Corp.	8,588,000	9,833,237
President Chain Store Corp.	559,000	5,214,143
Quanta Computer, Inc.	5,110,058	16,933,276
Synnex Technology International Corp.	3,986,178	10,223,157
Taiwan Cement Corp.	5,748,302	9,708,654
Taiwan Mobile Co., Ltd.	1,778,000	6,564,045
Taiwan Semiconductor Manufacturing Co., Ltd.	8,194,352	176,543,200
Uni-President Enterprises Corp.	6,617,796	15,839,276
United Microelectronics Corp.	8,077,931	15,011,957
Walsin Lihwa Corp.	8,804,000	8,761,605
Wistron Corp.	13,763,934	14,434,088
WPG Holdings Ltd.	6,376,880	12,669,599
Yageo Corp.	394,000	6,345,318
Yuanta Financial Holding Co., Ltd.	7,576,960	6,716,157
		864,491,394

Thailand 3.7%
Advanced Info Service PCL NVDR	1,376,800	9,649,187
Bangkok Bank PCL NVDR	2,293,700	9,827,636
Charoen Pokphand Foods PCL NVDR	8,820,100	6,815,839
CP ALL PCL NVDR	4,891,700	10,180,125
IRPC PCL NVDR	43,766,300	5,089,883
Kasikornbank PCL NVDR	1,720,500	8,609,082
Krung Thai Bank PCL NVDR	18,667,500	7,998,317
PTT Exploration & Production PCL NVDR	2,354,000	9,833,849
PTT Global Chemical PCL NVDR	6,640,500	10,771,125
PTT PCL NVDR	45,237,400	54,686,375
Thai Oil PCL NVDR	4,527,100	7,447,028
The Siam Cement PCL NVDR	1,643,400	19,715,770
The Siam Commercial Bank PCL NVDR	4,331,200	16,635,519
		177,259,735

Turkey 1.4%
Akbank T.A.S.	13,225,386	6,708,284
BIM Birlesik Magazalar A/S	702,097	3,703,073
SECURITY	NUMBER OF SHARES	VALUE ($)
Eregli Demir ve Celik Fabrikalari T.A.S.	3,261,577	7,314,024
Haci Omer Sabanci Holding A/S	4,915,544	5,511,507
KOC Holding A/S	3,509,268	8,011,259
Turk Hava Yollari AO *	4,229,339	7,818,066
Turkcell Iletisim Hizmetleri A/S	4,348,506	6,438,210
Turkiye Garanti Bankasi A/S	9,400,378	7,515,066
Turkiye Is Bankasi A/S, Class C	8,598,263	4,938,232
Turkiye Petrol Rafinerileri A/S *	713,689	9,933,195
		67,890,916

United Arab Emirates 1.4%
Abu Dhabi Commercial Bank PJSC	3,369,421	9,870,535
Emaar Properties PJSC	8,758,214	12,113,020
Emirates NBD Bank PJSC	2,854,270	11,112,308
Emirates Telecommunications Group Co. PJSC	1,765,837	16,816,808
First Abu Dhabi Bank PJSC	2,750,086	15,483,530
		65,396,201
Total Common Stocks (Cost $4,096,586,055)		4,556,100,485

PREFERRED STOCKS 5.3% OF NET ASSETS

Brazil 4.7%
Banco Bradesco S.A.	10,854,160	42,875,586
Centrais Eletricas Brasileiras S.A., B Shares	551,198	3,681,643
Cia Energetica de Minas Gerais	3,111,829	7,731,702
Gerdau S.A.	2,237,228	11,056,510
Itau Unibanco Holding S.A.	13,584,013	67,159,348
Petroleo Brasileiro S.A.	14,172,560	93,535,540
		226,040,329

Colombia 0.2%
Bancolombia S.A.	1,062,206	9,478,134

Russia 0.4%
Surgutneftegas PJSC (b)(c)	26,752,105	4,092,753
Tatneft PJSC (b)(c)	504,714	808,690
Transneft PJSC (b)(c)	23,922	17,317,575
		22,219,018
Total Preferred Stocks (Cost $275,961,433)		257,737,481

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

SECURITY	NUMBEROF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 0.6% OF NET ASSETS

Money Market Funds 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (d)	20,821,297	20,821,297
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (d)(e)	5,958,427	5,958,427
		26,779,724
Total Short-Term Investments (Cost $26,779,724)		26,779,724
Total Investments in Securities (Cost $4,399,327,212)		4,840,617,690

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI Emerging Markets Index, expires 03/18/22	252	14,811,300	(269,950)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $5,600,487.
(b)	Fair valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	Trading in Russian securities listed on the Moscow Exchange, Russian ADRs, and Russian GDRs had ceased and suspended the fund’s ability to buy or sell these securities as of February 28, 2022.
(d)	The rate shown is the 7-day yield.
(e)	Security purchased with cash collateral received for securities on loan.

ADR —	American Depositary Receipt
DVR —	Differential Voting Rights
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$3,054,302,908	$—	$—	$3,054,302,908
China	1,359,286,183	—	254,729	1,359,540,912
Russia [2]	—	—	142,256,665	142,256,665
Preferred Stocks[1]	235,518,463	—	—	235,518,463
Russia [2]	—	—	22,219,018	22,219,018
Short-Term Investments[1]	26,779,724	—	—	26,779,724
Liabilities
Futures Contracts[3]	(269,950)	—	—	(269,950)
Total	$4,675,617,328	$—	$164,730,412	$4,840,347,740

[1]	As categorized in the Portfolio Holdings.
[2]	Trading in Russian securities listed on the Moscow Exchange, Russian ADRs, and Russian GDRs had ceased and suspended the fund’s ability to buy or sell these securities as of February 28, 2022.
[3]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings  as of February 28, 2022 (continued)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
INVESTMENT IN SECURITIES	VALUE AT 2/28/21	GROSS TRANSFERS IN	GROSS TRANSFERS OUT	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 2/28/22
Common Stocks
China	$—	$—	$—	$67,934	$—	$—	$186,795	$254,729
Philippines	9,276,866	—	(4,167,445)	51,729	(4,756,870)	330,089	(734,369)	—
Russia	—	365,180,824	—	218,573,243	(98,988,827)	19,924,151	(362,432,726)	142,256,665
Preferred Stocks
Russia	—	38,096,864	—	30,092,831	(2,183,947)	(918,275)	(42,868,455)	22,219,018
Total	$9,276,866	$403,277,688	($4,167,445)	$248,785,737	($105,929,644)	$19,335,965	($405,848,755)	$164,730,412
There were security transfers to Level 3 due to securities being fair valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees. Additionally, there were security transfers from Level 3 as a result of available quoted market prices in active markets for those securities (see financial note 2(a) for additional information).

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Statement of Assets and Liabilities

As of February 28, 2022
Assets
Investments in securities, at value - unaffiliated (cost $4,399,327,212) including securities on loan of $5,600,487		$4,840,617,690
Foreign currency, at value (cost $8,980,926)		8,869,022
Deposit with broker for futures contracts		952,389
Receivables:
Dividends		5,430,908
Income from securities on loan	+	28,798
Total assets		4,855,898,807
Liabilities
Collateral held for securities on loan		5,958,427
Payables:
Foreign capital gains tax		13,648,159
Investments bought		9,067,500
Management fees		1,554,739
Variation margin on futures contracts	+	104,427
Total liabilities		30,333,252
Net assets		$4,825,565,555
Net Assets by Source
Capital received from investors		$4,610,183,472
Total distributable earnings	+	215,382,083
Net assets		$4,825,565,555

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$4,825,565,555		165,000,000		$29.25

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Statement of Operations

For the period March 1, 2021 through February 28, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $24,753,737)		$221,768,672
Securities on loan, net	+	355,445
Total investment income		222,124,117
Expenses
Management fees		18,514,414
Professional fees	+	78*
Total expenses		18,514,492
Expense reduction by investment adviser	–	78*
Net expenses	–	18,514,414
Net investment income		203,609,703
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains on sales of securities - unaffiliated (net of foreign capital gains tax paid of $6,543,153)		7,571,166
Net realized gains on sales of in-kind redemptions - unaffiliated		65,015,792
Net realized losses on futures contracts		(3,186,113)
Net realized losses on foreign currency transactions	+	(1,676,167)
Net realized gains		67,724,678
Net change in unrealized appreciation (depreciation) on securities - unaffiliated (net of change in foreign capital gains tax of $35,987)		(200,838,467)
Net change in unrealized appreciation (depreciation) on futures contracts		(165,630)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	38,096
Net change in unrealized appreciation (depreciation)	+	(200,966,001)
Net realized and unrealized losses		(133,241,323)
Increase in net assets resulting from operations		$70,368,380

*	Professional fees associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2 (d) and 4 for additional information.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	3/1/21-2/28/22		3/1/20-2/28/21
Net investment income		$203,609,703	$92,017,907
Net realized gains (losses)		67,724,678	(115,642,262)
Net change in unrealized appreciation (depreciation)	+	(200,966,001)	652,744,376
Increase in net assets resulting from operations		$70,368,380	$629,120,021
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($210,038,530)	($87,400,780)

TRANSACTIONS IN FUND SHARES
	3/1/21-2/28/22			3/1/20-2/28/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		40,800,000	$1,289,730,550	31,300,000	$765,612,459
Shares redeemed	+	(4,200,000)	(130,019,083)	(3,700,000)	(76,104,258)
Net transactions in fund shares		36,600,000	$1,159,711,467	27,600,000	$689,508,201
SHARES OUTSTANDING AND NET ASSETS
	3/1/21-2/28/22			3/1/20-2/28/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		128,400,000	$3,805,524,238	100,800,000	$2,574,296,796
Total increase	+	36,600,000	1,020,041,317	27,600,000	1,231,227,442
End of period		165,000,000	$4,825,565,555	128,400,000	$3,805,524,238

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Index ETFs
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Strategic Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the operational funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB STRATEGIC TRUST (ORGANIZED JANUARY 27, 2009)
Schwab Fundamental U.S. Broad Market Index ETF	Schwab U.S. Dividend Equity ETF
Schwab Fundamental U.S. Large Company Index ETF	Schwab U.S. REIT ETF
Schwab Fundamental U.S. Small Company Index ETF	Schwab International Dividend Equity ETF
Schwab Fundamental International Large Company Index ETF	Schwab International Equity ETF
Schwab Fundamental International Small Company Index ETF	Schwab International Small-Cap Equity ETF
Schwab Fundamental Emerging Markets Large Company Index ETF	Schwab Emerging Markets Equity ETF
Schwab U.S. Broad Market ETF	Schwab U.S. TIPS ETF
Schwab 1000 Index® ETF	Schwab Short-Term U.S. Treasury ETF
Schwab U.S. Large-Cap ETF	Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S. Large-Cap Growth ETF	Schwab Long-Term U.S. Treasury ETF
Schwab U.S. Large-Cap Value ETF	Schwab U.S. Aggregate Bond ETF
Schwab U.S. Mid-Cap ETF	Schwab 1-5 Year Corporate Bond ETF
Schwab U.S. Small-Cap ETF	Schwab 5-10 Year Corporate Bond ETF
Schwab Ariel ESG ETF
The funds issue and redeem shares at their net asset value per share (NAV) only in large blocks of shares (Creation Units). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutional investors who have entered into an authorized participant agreement purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the funds are not redeemable securities.
Individual shares of the funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). A chart showing the frequency at which each fund’s daily closing market price was at a discount or premium to each fund’s NAV can be found at www.schwabassetmanagement.com
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain mutual funds and exchange-traded funds (ETFs) which are referred to as “underlying funds”. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and available on the SEC’s website at www.sec.gov
(a) Security Valuation:
Under procedures approved by the funds’ Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Mutual funds: Mutual funds are valued at their respective NAVs.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, mutual funds, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the underlying securities held by an underlying fund.
•   Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of February 28, 2022 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating pursuant to Rule 2a-7 under the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by the investment adviser or any of its affiliates.
As of February 28, 2022, Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF and Schwab Fundamental Emerging Markets Large Company Index ETF had securities on loan, all of which were classified as common stocks and warrants. The value of the securities on loan and the related collateral as of February 28, 2022 are disclosed in each fund’s Portfolio Holdings and Statement of Assets and Liabilities.
Passive Foreign Investment Companies: Certain funds may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a passive foreign investment company (PFIC). The funds may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
Central Securities Depositories Regulation: Effective February 1, 2022, the Central Securities Depositories Regulation (CSDR) introduced new measures for the authorization and supervision of European Union Central Security Depositories and sets out to create a common set of prudential, organizational, and conduct of business standards at a European level. CSDR is designed to support securities settlement and operational aspects of securities settlement, including the provision of shorter settlement periods; mandatory buy-ins; and cash penalties, to prevent and address settlement fails. CSDR measures are aimed to prevent settlement fails by ensuring that all transaction details are provided to facilitate settlement, as well as further incentivizing timely settlement by imposing cash penalty fines and buy-ins. Schwab Fundamental International Large Company Index ETF, Schwab Fundamental

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
International Small Company Index ETF and Schwab Fundamental Emerging Markets Large Company Index ETF may be subject to pay cash penalties and may also receive cash penalties with certain counterparties in instances where there are settlement fails. At this time, management believes the adoption of CSDR will not have a material impact to the financial statements.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the date the ex-dividend is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
The Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF and Schwab Fundamental Emerging Markets Large Company Index ETF filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. For additional details see Affiliates and Affiliated Transactions in financial note 4, Other Affiliated Transactions.
(e) Expenses:
Pursuant to the Amended and Restated Advisory Agreement (Advisory Agreement) between the investment adviser and the trust, the investment adviser will pay the operating expenses of each fund, excluding taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(f) Distributions to Shareholders:
Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, and Schwab Fundamental U.S. Small Company Index ETF make distributions from net investment income, if any, quarterly. Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF make distributions from net investment income, if any, semiannually. All funds make distributions from net realized capital gains, if any, once a year. To receive a distribution, you must be a registered shareholder on the record date. Distributions are paid to shareholders on the payable date.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes accrued as of February 28, 2022, if any, are reflected in each fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Style Risk. The funds are index funds. Therefore, each fund follows their respective securities included in the index during upturns as well as downturns. Because of their indexing strategies, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the funds’ expenses, the funds’ performance may be below that of their respective index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for a fund.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Financial Notes (continued)

3. Risk Factors (continued):
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Certain funds invest in large-cap company stocks. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Certain funds invest in mid-cap company stocks. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Certain funds invest in small-cap company stocks. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which may be less liquid than the underlying shares in their primary trading market, and GDRs, in particular, many of which are issued by companies in emerging markets, may be more volatile. Foreign securities may also include investments in variable interest entities (VIEs) structures, which are created by China-based operating companies in jurisdictions outside of China to obtain indirect financing due to Chinese regulations that prohibit non-Chinese ownership of those companies. To the extent a fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Certain funds invest in emerging markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and record keeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Sampling Index Tracking Risk. Certain funds may not fully replicate the index and may hold securities not included in the index. As a result, a fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because certain funds utilize a sampling approach they may not track the return of their respective index as well as they would if the funds purchased all of the securities in their respective index.
Tracking Error Risk. As index funds, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. Each fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.

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Financial Notes (continued)

3. Risk Factors (continued):
A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to counterparty risk, lack of availability risk, valuation risk, correlation risk and tax risk. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its contractual obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Leverage Risk. Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose a fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of a fund’s portfolio securities which means even a small amount of leverage can have a disproportionately large impact on the fund. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Concentration Risk. To the extent that a fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Share of the Fund may Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of a fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or market disruption, or as a result of other factors impacting foreign securities, including liquidity, irregular trading activity and timing differences between foreign markets where securities trade and the secondary market where fund shares are sold.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to the Advisory Agreement between it and the trust.
For its advisory services to the funds, the investment adviser is entitled to receive an annual management fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
SCHWAB FUNDAMENTAL U.S. BROAD MARKET INDEX ETF	SCHWAB FUNDAMENTAL U.S. LARGE COMPANY INDEX ETF	SCHWAB FUNDAMENTAL U.S. SMALL COMPANY INDEX ETF	SCHWAB FUNDAMENTAL INTERNATIONAL LARGE COMPANY INDEX ETF	SCHWAB FUNDAMENTAL INTERNATIONAL SMALL COMPANY INDEX ETF	SCHWAB FUNDAMENTAL EMERGING MARKETS LARGE COMPANY INDEX ETF
0.25%	0.25%	0.25%	0.25%	0.39%	0.39%

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2 were non-routine expenses. The investment adviser agreed to pay these professional fees, on behalf of the funds, subject to reimbursement by the funds to the extent the funds are able to successfully recover taxes withheld in the future.
For the period ended February 28, 2022, the professional fees incurred by the Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF and Schwab Fundamental Emerging Markets Large Company Index ETF were $21,692, $4,588, and $78, respectively, as shown on the Statement of Operations.
For the period ended February 28, 2022, Schwab Fundamental International Large Company Index ETF and Schwab Fundamental International Small Company Index ETF recovered previously withheld foreign taxes from Finland and Schwab Fundamental Emerging Markets Large Company Index ETF recovered previously withheld foreign taxes from Poland. The payments received by Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company ETF and Schwab Fundamental Emerging Markets Large Company Index ETF amounted to $428,497, $275,626 and $271,552, respectively, and are recorded as income in each fund’s Statement of Operations. The investment adviser had paid upfront professional fees associated with recovering these foreign taxes in the amounts of $87,043, $9,705 and $11,542 for Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF and Schwab Fundamental Emerging Markets Large Company Index ETF, respectively. Those amounts have been reimbursed to the investment adviser by the Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF and Schwab Fundamental Emerging Markets Large Company Index ETF.
As of February 28, 2022, the balance of professional fees related to foreign withholding tax subject to future reimbursement by the Schwab Fundamental International Large Company Index ETF and Schwab Fundamental International Small Company Index ETF to the investment adviser was $19,528 and $4,588, respectively. Schwab Fundamental Emerging Markets Large Company Index ETF had no balance of professional fees related to foreign withholding tax subject to future reimbursement by the fund to the investment adviser.
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
Interfund Transactions
The funds may engage in direct transactions with certain other funds in the Fund Complex (for definition refer to the Trustees and Officers section) in accordance with procedures adopted by the Board pursuant to Rule 17a-7 under the 1940 Act. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended February 28, 2022, each fund’s purchases and sales of securities with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	PURCHASE COST	SALE PROCEEDS	REALIZED GAINS (LOSSES)
Schwab Fundamental U.S. Broad Market Index ETF	$22,697,572	$10,461,482	($2,121,079)
Schwab Fundamental U.S. Large Company Index ETF	412,683,816	156,409,489	(22,694,141)
Schwab Fundamental U.S. Small Company Index ETF	287,637,098	81,597,336	(6,112,775)
Schwab Fundamental International Large Company Index ETF	147,099,598	76,387,892	2,130,228
Schwab Fundamental International Small Company Index ETF	56,144,704	43,932,531	4,819,817
Schwab Fundamental Emerging Markets Large Company Index ETF	86,947,292	19,179,788	2,789,552
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC , the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex . All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board. The funds had no interfund borrowing or lending activity during the period.

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Schwab Fundamental Index ETFs
Financial Notes (continued)

5. Other Service Providers:
SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the funds.
State Street Bank and Trust Company (State Street) serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares. The transfer agent is also responsible for the order-taking function for the funds’ shares.
State Street also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.

6. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust does not pay any interested or non-interested trustees (independent trustees). The independent trustees are paid by the investment adviser. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

7. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $850 million line of credit (the Syndicated Credit Facility), which matured on September 30, 2021. On September 30, 2021, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 29, 2022. Under the terms of the Syndicated Credit Facility, in addition to the investment adviser paying the interest charged on any borrowings by a fund, the investment adviser paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on September 30, 2021. On September 30, 2021, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 29, 2022. Under the terms of the Uncommitted Credit Facility, the investment adviser pays interest on the amount a fund borrows.
During the period, Schwab Fundamental International Large Company Index ETF borrowed from the Syndicated Credit Facility. The average daily loan balance and interest rate were $13,839,818 and 1.18%, respectively, during the 1 day borrowings were outstanding during the period. The investment adviser paid interest expense of $454 on behalf of the fund. As of February 28, 2022, Schwab Fundamental International Large Company Index ETF does not have a borrowing balance outstanding from either line of credit. No other funds borrowed from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is paid by the investment adviser. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The value and variation margin for futures contracts held at February 28, 2022 are presented in the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized gains (losses)and net change in unrealized appreciation (depreciation) on futures contracts are presented in the Statement of Operations. Refer to financial note 2(b) for the

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Financial Notes (continued)

8. Derivatives (continued):
funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended February 28, 2022, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	NOTIONAL AMOUNTS	NUMBER OF CONTRACTS
Schwab Fundamental U.S. Broad Market Index ETF	$599,799	3
Schwab Fundamental U.S. Large Company Index ETF	12,029,228	55
Schwab Fundamental U.S. Small Company Index ETF	7,015,407	63
Schwab Fundamental International Large Company Index ETF	29,020,065	256
Schwab Fundamental International Small Company Index ETF	11,829,455	105
Schwab Fundamental Emerging Markets Large Company Index ETF	16,997,858	266

9. Purchases and Sales of Investment Securities:
For the period ended February 28, 2022, purchases and sales of securities (excluding in-kind transactions and short-term obligations) were as follows:
	PURCHASES OF SECURITIES	SALES OF SECURITIES
Schwab Fundamental U.S. Broad Market Index ETF	$53,471,482	$48,356,828
Schwab Fundamental U.S. Large Company Index ETF	929,208,610	852,834,041
Schwab Fundamental U.S. Small Company Index ETF	1,314,538,548	1,136,025,240
Schwab Fundamental International Large Company Index ETF	1,075,172,610	1,009,411,269
Schwab Fundamental International Small Company Index ETF	775,443,934	729,005,824
Schwab Fundamental Emerging Markets Large Company Index ETF	1,909,031,745	942,843,373

10. In-Kind Transactions:
The consideration for the purchase of Creation Units of a fund often consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, the investment adviser may cover the cost of any transaction fees when believed to be in the best interests of a fund.
The in-kind transactions for the period ended February 28, 2022, were as follows:
	IN-KIND PURCHASES OF SECURITIES	IN-KIND SALES OF SECURITIES
Schwab Fundamental U.S. Broad Market Index ETF	$101,486,601	$15,483,967
Schwab Fundamental U.S. Large Company Index ETF	3,881,918,021	947,040,367
Schwab Fundamental U.S. Small Company Index ETF	1,207,767,649	789,910,044
Schwab Fundamental International Large Company Index ETF	1,398,909,984	73,031,852
Schwab Fundamental International Small Company Index ETF	461,268,277	80,246,362
Schwab Fundamental Emerging Markets Large Company Index ETF	266,929,723	117,705,349
For the period ended February 28, 2022, where applicable, the funds realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended February 28, 2022 are disclosed in the funds’ Statements of Operations, if any.

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Financial Notes (continued)

11. Federal Income Taxes:
As of February 28, 2022, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Schwab Fundamental U.S. Broad Market Index ETF	$312,771,645	$122,199,430	($10,196,595)	$112,002,835
Schwab Fundamental U.S. Large Company Index ETF	8,178,210,135	1,931,042,550	(227,881,588)	1,703,160,962
Schwab Fundamental U.S. Small Company Index ETF	4,134,679,440	1,005,044,642	(259,834,238)	745,210,404
Schwab Fundamental International Large Company Index ETF	6,504,155,670	1,346,693,603	(492,873,010)	853,820,593
Schwab Fundamental International Small Company Index ETF	2,542,350,274	497,133,593	(317,927,585)	179,206,008
Schwab Fundamental Emerging Markets Large Company Index ETF	4,550,552,695	1,011,445,869	(721,650,824)	289,795,045
As of February 28, 2022, the components of distributable earnings on a tax basis were as follows:
	UNDISTRIBUTED ORDINARY INCOME	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	NET OTHER UNREALIZED APPRECIATION (DEPRECIATION)	CAPITAL LOSS CARRYFORWARDS AND OTHER LOSSES	TOTAL
Schwab Fundamental U.S. Broad Market Index ETF	$1,194,044	$112,002,835	$—	($15,703,203)	$97,493,676
Schwab Fundamental U.S. Large Company Index ETF	29,791,110	1,703,160,962	—	(300,484,124)	1,432,467,948
Schwab Fundamental U.S. Small Company Index ETF	432,038	745,210,404	—	(437,766,071)	307,876,371
Schwab Fundamental International Large Company Index ETF	13,910,542	853,820,593	11,755	(180,669,635)	687,073,255
Schwab Fundamental International Small Company Index ETF	2,047,845	179,206,008	(8,372)	(112,768,244)	68,477,237
Schwab Fundamental Emerging Markets Large Company Index ETF	—	289,795,045	(13,652,500)	(60,760,462)	215,382,083
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales, the realization for tax purposes of unrealized appreciation (depreciation) on futures contracts, the realization for tax purposes of unrealized appreciation on investments in PFICs and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards have no expiration and may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2022, the funds had capital loss carryforwards available as follows:

Schwab Fundamental U.S. Broad Market Index ETF	$15,703,203
Schwab Fundamental U.S. Large Company Index ETF	300,484,124
Schwab Fundamental U.S. Small Company Index ETF	437,766,071
Schwab Fundamental International Large Company Index ETF	180,669,635
Schwab Fundamental International Small Company Index ETF	112,768,244
Schwab Fundamental Emerging Markets Large Company Index ETF	57,024,223

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Financial Notes (continued)

11. Federal Income Taxes (continued):
For the fiscal year ended February 28, 2022, the funds had capital loss carryforwards utilized as follows:

Schwab Fundamental U.S. Broad Market Index ETF	$—
Schwab Fundamental U.S. Large Company Index ETF	—
Schwab Fundamental U.S. Small Company Index ETF	18,828,022
Schwab Fundamental International Large Company Index ETF	—
Schwab Fundamental International Small Company Index ETF	15,225,915
Schwab Fundamental Emerging Markets Large Company Index ETF	63,075,905
For tax purposes, late-year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended February 28, 2022, Schwab Fundamental Emerging Markets Large Company Index ETF had ordinary losses deferred of $3,736,239.
The tax basis components of distributions paid during the current and prior fiscal years were:
	CURRENT FISCAL YEAR END DISTRIBUTIONS	PRIOR FISCAL YEAR END DISTRIBUTIONS
	ORDINARY INCOME	ORDINARY INCOME
Schwab Fundamental U.S. Broad Market Index ETF	$6,475,295	$6,024,890
Schwab Fundamental U.S. Large Company Index ETF	130,197,615	134,608,220
Schwab Fundamental U.S. Small Company Index ETF	56,395,300	51,561,985
Schwab Fundamental International Large Company Index ETF	245,365,750	114,361,960
Schwab Fundamental International Small Company Index ETF	68,417,380	38,178,680
Schwab Fundamental Emerging Markets Large Company Index ETF	210,038,530	87,400,780
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of February 28, 2022, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended February 28, 2022, the funds did not incur any interest or penalties.

12. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Schwab Fundamental Index ETFs
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Strategic Trust and Shareholders of Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF (the “Funds”), six of the funds constituting Schwab Strategic Trust, as of February 28, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2022, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended February 29, 2020 were audited by other auditors, whose report, dated April 16, 2020, expressed an unqualified opinion on such financial highlights.
Basis for Opinions
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
April 18, 2022
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.

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Schwab Fundamental Index ETFs
Other Federal Tax Information (unaudited)

The funds may elect to pass through, under section 853(a) of the Internal Revenue Code, the foreign tax credit to shareholders. For the fiscal year ended February 28, 2022, the foreign tax credit and respective foreign source income on the funds were as follows:
	FOREIGN TAX CREDIT	FOREIGN SOURCE INCOME
Schwab Fundamental U.S. Broad Market Index ETF	$—	$—
Schwab Fundamental U.S. Large Company Index ETF	—	—
Schwab Fundamental U.S. Small Company Index ETF	—	—
Schwab Fundamental International Large Company Index ETF	16,767,239	252,999,577
Schwab Fundamental International Small Company Index ETF	6,431,680	66,246,548
Schwab Fundamental Emerging Markets Large Company Index ETF	24,252,320	246,267,875
For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended February 28, 2022, qualify for the corporate dividends received deduction:

Schwab Fundamental U.S. Broad Market Index ETF	99.52%
Schwab Fundamental U.S. Large Company Index ETF	99.41%
Schwab Fundamental U.S. Small Company Index ETF	96.20%
Schwab Fundamental International Large Company Index ETF	—%
Schwab Fundamental International Small Company Index ETF	—%
Schwab Fundamental Emerging Markets Large Company Index ETF	—%
For the fiscal year ended February 28, 2022, the funds designate the following amounts of the dividend distributions as qualified dividends for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2023 via IRS Form 1099 of the amounts for use in preparing their 2022 income tax return.
Schwab Fundamental U.S. Broad Market Index ETF	$6,475,295
Schwab Fundamental U.S. Large Company Index ETF	130,197,615
Schwab Fundamental U.S. Small Company Index ETF	55,175,302
Schwab Fundamental International Large Company Index ETF	248,646,356
Schwab Fundamental International Small Company Index ETF	61,332,264
Schwab Fundamental Emerging Markets Large Company Index ETF	136,410,603
For the fiscal year ended February 28, 2022, the funds designate the following amounts as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2023 via IRS Form 1099 of the amounts for use in preparing their 2022 income tax return.
Schwab Fundamental U.S. Broad Market Index ETF	$—
Schwab Fundamental U.S. Large Company Index ETF	—
Schwab Fundamental U.S. Small Company Index ETF	1,219,998
Schwab Fundamental International Large Company Index ETF	—
Schwab Fundamental International Small Company Index ETF	—
Schwab Fundamental Emerging Markets Large Company Index ETF	—

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Liquidity Risk Management Program  (Unaudited)

The Funds have adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The Funds’ Board of Trustees (the “Board”) has designated the Funds’ investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, as the administrator of the program. Personnel of the investment adviser or its affiliates conduct the day-to-day operation of the program.
Under the program, the investment adviser manages a Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The program is reasonably designed to assess and manage a Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. The investment adviser’s process of determining the degree of liquidity of each Fund’s investments is supported by third-party liquidity assessment vendors.
The Funds’ Board reviewed a report at its meeting held on September 20, 2021 prepared by the investment adviser regarding the operation and effectiveness of the program for the period June 1, 2020, through May 31, 2021, which included individual Fund liquidity risk metrics. No significant liquidity events impacting any of the Funds were noted in the report. In addition, the investment adviser provided its assessment that the program had been operating effectively in managing each Fund’s liquidity risk.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Strategic Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 103 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	103	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	103	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	103	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	103	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired.	103	Director (2008 – present), KLA-Tencor Corporation

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	103	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	103	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director and Chief Executive Officer (Oct. 2008 – present) and President (Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director (May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.	103	Director (2008 – present), The Charles Schwab Corporation
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – Apr. 2020), Charles Schwab Bank, SSB; Director (Nov. 2017 – Apr. 2020), Charles Schwab Premier Bank, SSB; Director (May 2007 – Apr. 2020), and Senior Executive Vice President (Feb. 2016 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	103	None

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer (Jan. 2020 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – Mar. 2022) and Chief Operating Officer (Jan. 2020 – Mar. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee (Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Trust and Schwab ETFs; Director (Apr. 2019 – Apr. 2022), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), and Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Director (July 2020 – Apr. 2022), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Chief Executive Officer (Jan. 2022 – present) and Chief Investment Officer (Apr. 2011 – present), Senior Vice President (Apr. 2011 – Dec. 2021), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.
Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Senior Vice President and Chief Investment Officer (Jan. 2020 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018), ThomasPartners, Inc.
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Chief Legal Officer (Mar. 2022 – present) and Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of Schwab.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Glossary

144A securities  These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
American Depositary Receipt (ADR)  U.S. dollar-denominated receipts issued by U.S. banks or trust companies that represent shares of foreign-based corporations.
ask  See “offer.”
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
authorized participant (AP)  A large institutional investor that places orders for creation units with the funds’ distributor.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
bid  The highest price at which someone is willing to buy a security.
Bloomberg US Aggregate Bond Index  An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commencement of operations  The date that the first NAV was calculated.
creation unit (C.U.)  A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.
European Depositary Receipt (EDR)  A negotiable security (receipt) that is issued by a European bank, and that represents shares of foreign-based corporations.
exchange  A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.
expense ratio  The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
Global Depositary Receipt (GDR)  A negotiable security (receipt) that is issued by a foreign bank, and that represents shares of foreign-based corporations.
gross domestic product (GDP)  The output of goods and services produced by labor and property located in the United States.
inception date  The date that the shares began trading in the secondary market.
indicative optimized portfolio value (IOPV)  A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.
liquidity  The ability to convert a security or asset quickly into cash.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
market price return  The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
NAV return  The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.
offer (ask)  The lowest price at which an individual is willing to sell a security.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
open  The price at which a security opened for trading on a given day.
outstanding shares, shares outstanding  When speaking of the fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
primary market  The market that deals with the issuance of new securities.
rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell RAFI Developed ex US Large Company Index (Net)  An index that ranks developed ex-U.S. companies in the FTSE Global Total Cap Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the developed ex-U.S. companies in the FTSE Global Total Cap Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Developed ex US Small Company Index (Net)  An index that ranks developed ex-U.S. companies in the FTSE Global Total Cap Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores rank below the 87.5% threshold. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the developed ex-U.S. companies in the FTSE Global Total Cap Index measures the performance of the smallest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Emerging Markets Large Company Index (Net)  An index that ranks emerging market companies in the FTSE Global Total Cap Index by measures of fundamental size and tracks the performance of those companies whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the emerging companies in the FTSE Global Total Cap Index measures the performance of the investable securities in emerging countries globally.
Russell RAFI US Index  An index that selects, ranks, and weights securities by fundamental measures of company size rather than market capitalization. The index measures the performance of the constituent companies by fundamental overall company scores, which are created using as the universe U.S. companies in the FTSE Global Total Cap Index. Securities are grouped in order of decreasing company score and each company receives a weight based on its percentage of the total scores of the companies. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
Russell RAFI US Large Company Index  An index that ranks U.S. companies in the FTSE Global Total Cap Index. The Russell RAFI US Large Company Index includes only those securities that are members of the U.S. portion whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
Russell RAFI US Small Company Index  An index that ranks U.S. companies in the FTSE Global Total Cap Index. The Russell RAFI US Small Company Index includes only those securities that are members of the U.S. portion and rank below the 87.5% fundamental score threshold. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
S&P Developed ex-U.S. Small Cap Index (Net)  An index composed of the stocks representing the lowest 15% of float-adjusted market cap in each developed market country, excluding the U.S. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
sampling  If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.
secondary market  The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.
spread  The gap between bid and ask prices of a security.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
tracking error  The difference between the performance of the fund and its benchmark index, positive or negative.

Schwab Fundamental Index ETFs  |  Annual Report

Notes

Notes

Schwab Fundamental Index ETFs
Schwab ETFs

Schwab ETFs are designed to serve as simple low-cost core investment products for a diversified portfolio. These ETFs seek to provide consistent, repeatable performance through a variety of investment strategies that span the equity and fixed income spectrum. The list below shows all currently available Schwab ETFs.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabassetmanagement.com/schwabetfs_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab ETFs at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus or the SEC’s website at www.sec.gov.

Schwab ETFs
U.S. ETFs
Schwab U.S. Broad Market ETF
Schwab 1000 Index® ETF
Schwab U.S. Large-Cap ETF
Schwab U.S. Large-Cap Growth ETF
Schwab U.S. Large-Cap Value ETF
Schwab U.S. Mid-Cap ETF
Schwab U.S. Small-Cap ETF
Schwab U.S. Dividend Equity ETF
Schwab U.S. REIT ETF
International ETFs
Schwab International Dividend Equity ETF
Schwab International Equity ETF
Schwab International Small-Cap Equity ETF
Schwab Emerging Markets Equity ETF
Fixed-Income ETFs
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF
Schwab Long-Term U.S. Treasury ETF
Schwab U.S. Aggregate Bond ETF
Schwab 1-5 Year Corporate Bond ETF
Schwab 5-10 Year Corporate Bond ETF
Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company
Index ETF
Active, Semi-Transparent (Also Known As Non-Transparent) ETF
Schwab Ariel ESG ETF

Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Schwab ETFs
1-877-824-5615
© 2022 Charles Schwab Investment Management, Inc., dba Schwab Asset Management. All rights reserved.
Printed on recycled paper.

*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.
The Schwab Ariel ESG ETF is different from traditional ETFs. Traditional ETFs tell the public what assets they hold each day. This fund will not. This may create additional risks for your investment. For example:
•	You may have to pay more money to trade the fund’s shares. This fund will provide less information to traders, who tend to charge more for trades when they have less information.
•	The price you pay to buy fund shares on an exchange may not match the value of the fund’s portfolio. The same is true when you sell shares. These price differences may be greater for this fund compared to other ETFs because it provides less information to traders.
•	These additional risks may be even greater in bad or uncertain market conditions.
•	The ETF will publish on its website each day a “Proxy Portfolio” designed to help trading in shares of the ETF. While the Proxy Portfolio includes some of the ETF’s holdings, it is not the ETF’s actual portfolio.
The differences between this fund and other ETFs may also have advantages. By keeping certain information about the fund secret, this fund may face less risk that other traders can predict or copy its investment strategy. This may improve the fund’s performance. If other traders are able to copy or predict the fund’s investment strategy, however, this may hurt the fund’s performance.
For additional information regarding the unique attributes and risks of the fund, see Proxy Portfolio Risk, Premium/Discount Risk, Trading Halt Risk, Authorized Participant Concentration Risk, Tracking Error Risk and Shares of the Fund May Trade at Prices Other Than NAV in the Principal Risks and Proxy Portfolio and Proxy Overlap sections of the prospectus and/or the Statement of Additional Information. These risks are discussed on the next page.

Schwab Fundamental Index ETFs
Active semi-transparent ETFs operate differently from other exchange-traded funds (ETFs). Unlike other ETFs, an active semi-transparent ETF does not publicly disclose its entire portfolio composition each business day, which may affect the price at which shares of the ETF trade in the secondary market. Active semi-transparent ETFs have limited public trading history. There can be no assurance that an active trading market will develop, be maintained or operate as intended. There is a risk that the market price of an active semi-transparent ETF may vary significantly from the ETF’s net asset value and that its shares may trade at a wider bid/ask spread and, therefore, cost investors more to trade than shares of other ETFs. These risks are heightened during periods of market disruption or volatility.
Proxy Portfolio Risk: Unlike traditional ETFs, this fund does not disclose its portfolio holdings (Actual Portfolio) daily. The fund instead posts a Proxy Portfolio on its website each day. The Proxy Portfolio is designed to reflect the economic exposures and risk characteristics of the fund’s actual holdings on each trading day, but it is not the same as the fund’s Actual Portfolio. Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund at or close to the underlying NAV per Share of the Fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV of the fund. ETF trading on the basis of a published Proxy Portfolio may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and therefore may cost investors more to trade. Also, while the Fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Proxy Portfolio to identify a Fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders.
Proxy Portfolio Construction: The Proxy Portfolio is designed to recreate the daily performance of the Actual Portfolio. This is achieved by performing a “Factor Model” analysis of the Actual Portfolio. The Factor Model is comprised of three sets of factors or analytical metrics: market-based factors, fundamental factors, and industry/sector factors. The fund uses a “Model Universe” to generate its Proxy Portfolio. The Model Universe is comprised of securities that the fund can purchase and will be a financial index or stated portfolio of securities from which fund investments will be selected. The results of the Factor Model analysis are then applied to the Model Universe. The Proxy Portfolio is then generated as a result of this Model Universe analysis with the Proxy Portfolio being a small sub-set of the Model Universe. The Factor Model is applied to both the Actual Portfolio and the Model Universe to construct the fund’s Proxy Portfolio that performs in a manner substantially identical to the performance of its Actual Portfolio.
The Proxy Portfolio will only include investments the fund is permitted to hold. The fund’s SAI contains more information on the Proxy Portfolio and its construction. Proxy Portfolio and Proxy Overlap Information regarding the contents of the Proxy Portfolio, and the percentage weight overlap between the holdings of the Proxy Portfolio and a Fund’s Actual Portfolio holdings that formed the basis for its calculation of NAV at the end of the prior Business Day (the Portfolio Overlap), is available by visiting the fund’s website www.schwabassetmanagement.com.
Because environmental, social and governance (ESG) strategies exclude some securities, ESG-focused products may not be able to take advantage of the same opportunities or market trends as products that do not use such strategies. Additionally, the criteria used to select companies for investment may result in investing in securities, industries or sectors that underperform the market as a whole.

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MFR79815-08
00272510

Item 2: Code of Ethics.

(a)

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel, Kimberly S. Patmore and J. Derek Penn, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel, Ms. Patmore and Mr. Penn as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of twenty-seven operational series. Seven series have a fiscal year-end of the last day of February, whose annual financial statements are reported in Item 1, one has a fiscal year-end of March 31, twelve series have a fiscal year-end of August 31, and seven series have a fiscal year-end of December 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the twenty-seven operational series during 2021/2022 and the twenty-five operational series during 2020/2021, based on their respective 2021/2022 and 2020/2021 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees[1]		(b) Audit-Related Fees		(c) Tax Fees[2]		(d) All Other Fees
Fiscal Year 2021/2022	Fiscal Year 2020/2021	Fiscal Year 2021/2022	Fiscal Year 2020/2021	Fiscal Year 2021/2022	Fiscal Year 2020/2021	Fiscal Year 2021/2022	Fiscal Year 2020/2021
$468,400	$450,900	$0	$0	$83,700	$77,500	$0	$0

[1]	The nature of the services includes audit of the registrant’s annual financial statements and normally provided services in connection with regulatory filings for those fiscal years.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.

(e) (1) Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2021/2022: $2,523,317                                                  2020/2021: $4,326,956

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has separately-designated standing audit, compliance and valuation committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit, compliance and valuation committee members are Kiran M. Patel, J. Derek Penn and Kimberly S. Patmore.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Jonathan de St. Paer and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)		A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Strategic Trust – Schwab U.S. REIT ETF and Schwab Fundamental Index ETFs

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	April 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	April 18, 2022

By:	/s/ Mark Fischer
Mark Fischer Chief Financial Officer

Date:	April 18, 2022